[THE HARTFORD LOGO]





                ANNUAL REPORT

                OCTOBER 31, 2002






                -   MANAGER DISCUSSIONS

                -   FINANCIALS





[GRAPHIC BACKGROUND OF ELK]

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE
OF
CONTENTS
       Manager Discussions                                                     1

       The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements

         Schedule of Investments and Statements of Assets and Liabilities as of October 31, 2002:

            The Hartford Global Communications Fund                           30
            The Hartford Global Financial Services Fund                       32
            The Hartford Global Health Fund                                   34
            The Hartford Global Technology Fund                               36
            The Hartford International Small Company Fund                     37
            The Hartford SmallCap Growth Fund                                 40
            The Hartford Small Company Fund                                   43
            The Hartford International Capital Appreciation Fund              46
            The Hartford Capital Appreciation Fund                            49
            The Hartford Growth Opportunities Fund                            52
            The Hartford MidCap Fund                                          55
            The Hartford MidCap Value Fund                                    57
            The Hartford Value Opportunities Fund                             59
            The Hartford International Opportunities Fund                     61
            The Hartford Global Leaders Fund                                  65
            The Hartford Focus Fund                                           68
            The Hartford Growth Fund                                          70
            The Hartford Stock Fund                                           72
            The Hartford Value Fund                                           74
            The Hartford Growth and Income Fund                               76
            The Hartford Dividend and Growth Fund                             78
            The Hartford Advisers Fund                                        80
            The Hartford High Yield Fund                                      86
            The Hartford Total Return Bond Fund                               94
            The Hartford Tax-Free Minnesota Fund                             100
            The Hartford Tax-Free National Fund                              103
            The Hartford U.S. Government Securities Fund                     108
            The Hartford Money Market Fund                                   110

         Statements of Operations for the Year Ended October 31, 2002        114

         Statements of Changes in Net Assets for the Year Ended October 31,
       2002                                                                  120

         Notes to Financial Statements                                       134

         Financial Highlights                                                162

         Report of Independent Auditors                                      192

         Federal Tax Information Notice (Unaudited)                          193

         Board of Directors and Officers (Unaudited)                         196

         Shareholder Meeting Results                                         200

         Privacy Policy                                                      206

IMPORTANT FUND INFORMATION

The following disclosure applies to all of The Hartford Mutual Funds:

The graphs on the following pages represent hypothetical investments in The Hartford Mutual Funds. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers / reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers / reimbursements, please see the prospectus.

            The Hartford Global Communications Fund (2), (3)

            The Hartford Global Financial Services Fund (2), (3)

            The Hartford Global Health Fund (2), (3)

            The Hartford Global Technology Fund (2), (3)

            The Hartford International Small Company Fund (2), (3)

            The Hartford SmallCap Growth Fund (4), (5), (6), (10)

            The Hartford Small Company Fund (1), (2), (3)

            The Hartford International Capital Appreciation Fund (2), (3)

            The Hartford Capital Appreciation Fund (1), (2), (3)

            The Hartford Growth Opportunities (4), (5), (6), (10)

            The Hartford MidCap Fund (1), (2), (3)

            The Hartford MidCap Value Fund (2), (3)

            The Hartford Value Opportunities Fund (4), (5), (6), (10)

            The Hartford International Opportunities Fund (1), (2), (3)

            The Hartford Global Leaders Fund

            The Hartford Focus Fund (2), (3)

            The Hartford Growth Fund (4), (5), (6), (10)

            The Hartford Stock Fund (1), (2), (3)

            The Hartford Value Fund (2), (3)

            The Hartford Growth and Income Fund (1), (2), (3)

            The Hartford Dividend and Growth Fund (1), (2), (3)

            The Hartford Advisers Fund (1), (2), (3)

            The Hartford High Yield Fund (2), (3)

            The Hartford Total Return Bond Fund (1), (2), (3)

            The Hartford Tax-Free Minnesota Fund (7), (8), (9), (11)

            The Hartford Tax-Free National Fund (7), (8), (9), (11)

            The Hartford U.S. Government Securities Fund (7), (8), (9), (11)

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.

(3) Growth of a $10,000 Investment in Class B,C and Y shares will vary from the results seen on the following pages due to differences in the expenses charged to these share classes.

(4) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19,2002 would have been lower if Class A, B and C share expenses were applied during that period.

(5) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.

(6) Growth of a $10,000 Investment in Class B, C, H, L, M, N,Y and Z shares will vary from the results seen on the following pages due to differences in expenses charged to these share classes.

(7) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is of the fund's Class E, M and N shares, respectively which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.

(8) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.

(9) Growth of a $10,000 Investment in Class B, C, E, H, L, M,N and Y shares will vary from the results seen on the following pages due to differences in expenses charged to these share classes.

(10) New Class Y shares were offered beginning on February 19, 2002.Performance prior to that date is that of the fund's Class L shares. Performance prior to February 19,2002 would have been lower if Class Y share expenses were applied during that period.

(11) New Class Y shares were offered beginning on February 19, 2002.Performance prior to that date is that of the fund's Class E shares. Performance prior to February 19,2002 would have been lower if Class Y share expenses were applied during that period.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance.

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S & P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

S & P BARRA VALUE INDEX is an unmanaged capitalization weighted index of all the stocks in the S & P 500 that have low price-to-book ratios.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted,total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted,total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI FINANCIAL EX-REAL ESTATE INDEXis a cap-weighted index that measures the performance of financial stocks from around the world.This index excludes real estate.

MSCI EAFE - the Morgan Stanley Capital International Europe,Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance; excluding the U.S. and Canada.

EAFE GDP - the Morgan Stanley Europe, Australia,Far East GDP Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.


SSB BROAD MARKET EURO-PACIFIC <$2B INDEX takes the entire international universe of all stocks,and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry.This represents roughly the bottom 20% of the international equity market.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecast- ed growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate,nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index,Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

PERFORMANCE OVERVIEW 10/31/00 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

      GLOBAL            MSCI AC WORLD FREE TELECOMMUNICATION
COMMUNICATIONS FUND                SERVICE INDEX                 S & P 500 INDEX
--------------------------------------------------------------------------------
       9,450                          10,000                          10,000
       8,883                           9,231                           9,586
       6,492                           7,922                           8,794
       5,585                           6,911                           8,553
       4,319                           6,020                           7,513
       4,101                           5,776                           8,041
       3,317                           4,977                           7,686
       2,731                           4,254                           6,534
       3,061                           4,411                           6,378

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR      SINCE INCEPTION
      -----------------------------------------------------------------------
      Global Comm A             10/31/00          -33.06%          -44.66%
      -----------------------------------------------------------------------
      Global Comm B             10/31/00          -33.25%          -44.66%
      -----------------------------------------------------------------------
      Global Comm C             10/31/00          -31.44%          -43.80%
      -----------------------------------------------------------------------
      Global Comm Y             10/31/00          -29.13%          -42.90%
      -----------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst
Wellington Management Company, LLP

DAVID NINCIC, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Communications Fund Class A shares returned -29.1%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed its market benchmark, the MSCI AC (All Country) World Free Telecommunication Services Index, which returned -26.7%, but outperformed the Lipper Telecommunications Mutual Fund Average, which returned -38.6% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Telecommunications sector suffered steep losses during the twelve-month period ended October 31, 2002 as the market continued to punish this sector for the unrealistic projections of customer demand and the lofty valuations that were borne out of the Internet craze.

The Fund's underperformance versus its market benchmark can be more than accounted for by the poor performance of Sprint PCS, a wireless holding which failed to meet the market's expectations for new customer additions.As a partial offset to this detractor, the Fund's overweight allocation to U.S. stocks served to contribute positively to performance. Relative to its competitors, the Fund meaningfully exceeded the Lipper peer group average due in large part to the strong performance of Citizens Communications, Nextel Communications and Nextel Partners.

WHAT IS YOUR OUTLOOK?

While a return to health will be a multi-year process for telecommunication service companies, we believe that the process is underway. Many viable businesses with non-viable balance sheets have de-levered their capital structures and are now fiscally strong. In much of the world,wireless pricing seems to be stable. Nonetheless, we expect some telecom sectors to continue to deteriorate. For instance, U.S. wireline companies should continue to lose minutes to wireless carriers while also facing deteriorating wholesale rates for local wireline access. However, we believe there are compelling investment opportunities in the telecom sector,and we intend for the Fund to participate in many of them.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

PERFORMANCE OVERVIEW 10/31/00 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

GLOBAL FINANCIAL                MSCI FINANCE EX
 SERVICES FUND                 REAL ESTATE INDEX              S & P 500 INDEX
--------------------------------------------------------------------------------
     9,450                         10,000                          10,000
     9,857                         10,361                           9,586
     9,715                          9,501                           8,794
     9,885                          9,166                           8,553
     8,854                          8,117                           7,513
     8,949                          8,330                           8,041
     9,430                          8,799                           7,686
     8,079                          7,630                           6,534
     7,588                          7,314                           6,378

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR      SINCE INCEPTION
      -----------------------------------------------------------------------
      Global Fin Ser A          10/31/00          -19.05%          -12.88%
      -----------------------------------------------------------------------
      Global Fin Ser B          10/31/00          -19.10%          -12.80%
      -----------------------------------------------------------------------
      Global Fin Ser C          10/31/00          -16.69%          -11.45%
      -----------------------------------------------------------------------
      Global Fin Ser Y          10/31/00          -13.92%          -10.00%
      -----------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner, Portfolio Coordinator,
Global Industry Analyst
Wellington Management Company, LLP

THEODORE SHASTA, CFA
Senior Vice President, Partner, Global Industry Analyst
Wellington Management Company, LLP

MARK D. MANDEL, CFA
Senior Vice President, Partner, Director of
Global Industry Research, Global Industry Analyst
Wellington Management Company, LLP

ERIC HALET
Vice President, Global Industry Analyst
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Financial Services Fund Class A shares returned -14.3%, before sales charge, for the twelve-month period ended October 31, 2002 underperforming the MSCI Finance ex Real Estate Index, which returned -9.9%, and lagging the Lipper Financial Services Average, which returned -1.6%, for the same period.

WHY DID THE FUND PERFORM THIS WAY?

Financial stocks fell sharply in the period as hopes for a rapid economic recovery were dashed by a barrage of negative earnings reports. European financial institutions performed poorly due to their significant leverage to severe declines in equity markets. Banks continued to be hurt by defaults in the telecom sector. In the U.S., financial institutions played the scapegoat for the overall decline in equity markets. Furthermore, a lack of confidence is causing negative news to be amplified. For instance, though settlements from recent regulatory inquiries into Citigroup's investment banking operations have cost the company a relatively insignificant amount, the publicity has resulted in a large loss in the company's market capitalization. Among insurance firms, rates continue to improve across the board. Terms and conditions, which can limit future losses, are more stringent also.

At the end of the period the Fund was overweight in the Insurance industry and underweight in the Banks and Diversified Financials industries relative to the MSCI Finance ex Real Estate Index. The underweight position in the Banks industry relative to the benchmark was the greatest contributor to the Fund's performance during the period. Furthermore, the bank securities that were held by the Fund performed much better than those in the Index. Strong performers in the banking industry included Bank of Bermuda, Allied Irish Banks, Pacific Century Financial, Bank of Hawaii, Wachovia, ABN-Amro, and Banco Popular.

WHAT IS YOUR OUTLOOK?

We are very optimistic in our outlook for a recovery in the financial sector.The losses caused by poor lending practices in the past have for the most part unwound. The pricing and underwriting terms of new insurance business are less risky and more profitable. Firms will reap the benefits of these business practices over the next few years. In the insurance sector, we favor property/casualty companies over the European life insurers and reinsurers which will bear the brunt of the insured loss from European floods and have more equity exposure. The U.S. banks as a group are through the worst of its credit cycle.Lower loan losses should drive higher EPS growth through 2003 for most banks. European banks are at favorable valuation levels not seen in five years; combined with low interest rates, these present exceptional values.

THE HARTFORD GLOBAL HEALTH FUND

PERFORMANCE OVERVIEW 5/1/00 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

GLOBAL HEALTH FUND        GOLDMAN SACHS HEALTH CARE INDEX        S & P 500 INDEX
--------------------------------------------------------------------------------
      9,450                         10,000                             10,000
     11,503                          9,879                             11,007
     13,112                          9,897                             12,194
     13,168                          9,487                             11,631
     12,980                          8,704                             11,004
     13,599                          8,465                             11,263
     13,264                          7,435                             10,905
     13,765                          7,958                             10,969
     13,705                          7,607                             10,360
     11,756                          6,467                              8,991
     11,485                          6,313                              8,969

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR      SINCE INCEPTION
      -----------------------------------------------------------------------
      Global Health A             5/1/00          -18.16%          5.70%
      -----------------------------------------------------------------------
      Global Health B             5/1/00          -18.26%          6.21%
      -----------------------------------------------------------------------
      Global Health C             5/1/00          -15.94%          6.89%
      -----------------------------------------------------------------------
      Global Health Y             5/1/00          -12.68%          8.84%
      -----------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator,
Global Industry Analyst
Wellington Management Company, LLP

JEAN M. HYNES, CFA
Senior Vice President, Partner, Global Industry Analyst
Wellington Management Company, LLP

ANN C. GALLO
Vice President,Global Industry Analyst
Wellington Management Company, LLP

KIRK J. MAYER, CFA
Vice President,Global Industry Analyst
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Health Fund Class A shares returned -13.4%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund outperformed both the Goldman Sachs Health Care Index, which returned -17.7%, and the Lipper Health and Biotechnology Average, which returned -25.2% over the period.

WHY DID THE FUND PERFORM THIS WAY?

Good stock selection among our pharmaceutical and biotechnology holdings was a primary driver of outperformance relative to the Goldman Sachs Health Care Index. The key contributors to the Fund's outperformance during this time period included positions in Amylin Pharmaceuticals, Medicines Co, and our lack of ownership of Bristol Myers Squibb.

Over the period, we maintained overweight allocations to the pharmaceutical and biotechnology sub-sector and underweight allocations to the health care services and medical device sub- sectors. This positioning was maintained to exploit valuation opportunities that had developed as a consequence of investment performance disparities among the sub-sectors. Within the medical device sub-sector, we took profits earlier in the period as the market increasingly recognized, and priced into the stocks, the favorable regulatory and reimbursement environment and strong patient census trends. Meanwhile, health care services stocks traded to the high end of their historical valuations and benefited from diversified investors looking for solid earnings visibility.

WHAT IS YOUR OUTLOOK?

We are embarking on a period of more significant U.S. product approvals in the pharmaceutical industry. The industry has historically been driven by innovation and the upcoming product launches are more significant in size than in 2001 and 2002. The impending launches of products give us confidence in the earnings recovery of the pharmaceutical industry, starting in 2003. We also believe that the other healthcare sub-sectors will generate strong growth, with high visibility,both near and long term. We remain very enthusiastic about the outlook for the health care sector, because it is a natural global growth sector. Technological innovation, powerful aging demographic trends for the populations of the U.S., Europe and Japan, and increasing penetration of less mature foreign markets, combined, create attractive long-term investment opportunities for investors.

THE HARTFORD GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW 5/1/00 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

                              GOLDMAN SACHS TECHNOLOGY
GLOBAL TECHNOLOGY FUND             COMPOSITE INDEX               S & P 500 INDEX
--------------------------------------------------------------------------------
      9,450                            10,000                        10,000
      9,180                             9,400                         9,879
      8,102                             8,230                         9,897
      6,868                             6,754                         9,487
      5,479                             5,006                         8,704
      4,954                             4,476                         8,465
      3,762                             3,605                         7,435
      4,541                             4,140                         7,958
      3,763                             3,372                         7,607
      2,862                             2,496                         6,467
      2,796                             2,466                         6,313

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR      SINCE INCEPTION
      -----------------------------------------------------------------------
      Global Tech A               5/1/00          -29.72%          -39.93%
      -----------------------------------------------------------------------
      Global Tech B               5/1/00          -29.95%          -39.79%
      -----------------------------------------------------------------------
      Global Tech C               5/1/00          -28.19%          -39.29%
      -----------------------------------------------------------------------
      Global Tech Y               5/1/00          -25.50%          -38.31%
      -----------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

BRUCE L. GLAZER
Vice President, Global Industry Analyst
Wellington Management Company, LLP

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Technology Fund Class A shares returned -25.7%, before sales charges, for the twelve-month period ended October 31, 2002. The Fund outperformed both of its bench- marks, the Goldman Sachs Technology Composite Index, which returned -31.7%, and the Lipper Science and Technology Average, which returned -33.8%.

WHY DID THE FUND PERFORM THIS WAY?

The last twelve months continued to be difficult for technology stocks as disappointing earnings reports dovetailed with continuing concerns regarding consumer spending and investor confidence, created a volatile investment climate.Signs of gradual improvement included third quarter U.S. GDP growth of 3.1%, low inflation, relatively benign job data,and the Fed's decision to hold short-term rates steady. However, other barometers of economic health offer little hope of a near-term surge in activity. In particular,technology stocks have been pressured amid signs the industry's downturn is likely to continue. The IT spending environment is very weak, and competition throughout the industry is intense. The software market is overbought, with lots of "shelfware" remaining. Typically, the third quarter is weak for software companies as summer limits deal-closing opportunities in Europe and the U.S. The impetus for improved IT spending will be improved corporate profits and an improving U.S. economy; nonetheless we do not expect a robust recovery. Given the volatile investment environment, the Fund continued to be positioned defensively in those areas of the market,that offer steady earnings growth potential. In particular,the Fund maintained an overweight position in IT services stocks and reduced its positions within semiconductor stocks. Key outperformers for the period included Travelocity.com (an online travel services company) and Lexmark (a hardware company). Key detractors from performance included Brocade Communications (a provider of infrastructure for storage networks) and Cisco (a leading networking company).

WHAT IS YOUR OUTLOOK?

We continue to expect a slow economic recovery, albeit with more consistent trends appearing in 2003. While there are some encouraging signs, overall, the technology environment remains mixed. The outlook is most bleak for Europe and Asia, as business confidence remains weak in these regions. The rebound in software spending will be muted, and we are not optimistic about an increase in hardware spending before 2003. The IT services pipeline remains strong, but near-term bookings will probably be sluggish. One exception appears to be the PC sector where there are signs of a pick up in demand. The Fund is well positioned for such a recovery. In the short term,the markets may be volatile with geopolitical uncertainties and very uneven economic data. As a result, we expect continued short-term volatility and a fragile rebound. Long term,we continue to believe that technology will continue to be an important sector and will provide good investment opportunities.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

PERFORMANCE OVERVIEW 4/30/01 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

INTERNATIONAL SMALL CO FUND        SSB EURO PACIFIC <$2b INDEX
--------------------------------------------------------------
          9,450                               10,000
          9,044                                9,365
          8,335                                8,554
          8,580                                8,585
          9,346                                9,565
          8,920                                9,000
          7,909                                8,117

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR      SINCE INCEPTION
      -----------------------------------------------------------------------
      Int'l Small Co A           4/30/01          -10.29%          -14.37%
      -----------------------------------------------------------------------
      Int'l Small Co B           4/30/01          -10.07%          -13.69%
      -----------------------------------------------------------------------
      Int'l Small Co C           4/30/01           -7.58%          -12.33%
      -----------------------------------------------------------------------
      Int'l Small Co Y           4/30/01           -4.64%          -10.69%
      -----------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company Fund Class A shares returned -5.1%, before sales charges, for the twelve-month period ended October 31, 2002. The Fund performed on par with its benchmark and outperformed its peer group for the period. The Salomon Smith Barney Euro Pacific <$2b Index returned -5.1%, while the Lipper International Small Cap Average returned -9.3% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

Relative returns for the period benefited from results within the Health Care, Industrials, and Consumer Staples sectors. Detractors from relative Fund returns for the period came from stock selection in the Information Technology and Industrial sectors. Ceyoniq, a German-based software and service provider and Dutch-based information technology and hardware company, Getronics detracted from performance. In Industrials, UK-based Shanks Group and Astead Group also detracted from performance.

Overall, we see gradual signs of improvement in the global economy, but remain cautious on the pace of recovery due to the impact of high debt levels and high unemployment on global consumers. As a result of severe price declines in some sectors, we shifted in August / September from a more defensive stance to one that is more aggressive, adding to media, financial services, and industrial stocks.

WHAT IS YOUR OUTLOOK?

The global economy is continuing to come to terms with an imbalance of supply and demand following massive capital expenditures in many industries in the late 1990's. The result has been severe price deflation in areas where excess supply has been most extreme (predominantly technology, telecommunications hardware, financial services, and infrastructure). Excess supply in Asia (Japan, Korea, and China) is making life very difficult for competitors in the higher cost countries of North America and Europe. Survivors in these industries will be innovators who represent a strong brand to their customers, and outsource production to the lowest cost countries. Service industries are less affected by this excess supply situation at present, with the exception of financial services.

On the demand side of the equation there is good and bad. The end consumer still carries a lot of credit card and mortgage debt, and may be less inclined to make non-discretionary purchases in a less certain employment market. On the other hand, homeowners feel pleased by the sharp rise in housing prices resulting from lower interest rates, and by the increased cash flow they can get from refinancing their mortgage at lower rates. Our base case is that house prices trend sideways/down from here and that the consumer in the West stays cautious but stable, benefiting from lower interest rates and cheaper goods and services.

Policymakers in the West have been using low interest rates and tax breaks to prop up the consumer, thus helping the demand side, but there is little they can do on the supply side. They must let the markets deal with the excess capacity in many industries worldwide, and hope that the labor force finds other means of employment. The situation is further complicated by altercations between the U.S. and Iraq, terrorist attacks on Western targets, and corporate governance issues in listed companies. As for the stock markets, our base case is that they trend sideways as demand and supply rebalance, but that significant opportunities always exist to make money in certain industries and stocks. Even in a flat market there can be high price volatility at the company or industry level, and we aim to take advantage of this to the benefit of our clients.

THE HARTFORD SMALLCAP GROWTH FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (4), (6)

[PERFORMANCE LINE GRAPH]

     SMALLCAP GROWTH FUND             RUSSELL 2000 GROWTH FUND
--------------------------------------------------------------
            9,445                               10,000
           13,038                               12,768
           11,791                               12,652
           15,883                               15,254
           17,783                               17,287
           16,800                               20,943
           16,228                               17,625
           30,861                               22,787
           47,552                               26,467
           24,553                               18,127
           20,411                               14,218

      AVERAGE ANNUAL RETURNS (as of 10/31/02) (4), (5), (10)

                         INCEPTION                                                                SINCE
      STANDARDIZED          DATE            1 YEAR             5 YEAR           10 YEAR         INCEPTION
      ---------------------------------------------------------------------------------------------------
      SmallCap A           1/4/88           -21.45%             2.80%             7.39%           10.33%
      ---------------------------------------------------------------------------------------------------
      SmallCap B          11/14/94          -21.48%             3.24%              N/A             6.76%
      ---------------------------------------------------------------------------------------------------
      SmallCap C          11/14/94          -19.34%             2.98%              N/A             6.60%
      ---------------------------------------------------------------------------------------------------
      SmallCap H          11/14/94          -20.66%             3.22%              N/A             6.75%
      ---------------------------------------------------------------------------------------------------
      SmallCap L           1/4/88           -20.87%             2.95%             7.47%           10.38%
      ---------------------------------------------------------------------------------------------------
      SmallCap M          11/14/94          -20.66%             3.24%              N/A             6.76%
      ---------------------------------------------------------------------------------------------------
      SmallCap N          11/14/94          -18.22%             3.39%              N/A             6.76%
      ---------------------------------------------------------------------------------------------------
      SmallCap Y          2/19/02               N/A              N/A               N/A          -22.77%*
      ---------------------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President
Wellington Management Company, LLP

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford SmallCap Growth Fund Class A shares returned -16.9%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund outperformed both its benchmark (Russell 2000 Growth Index) which returned -21.6%, and the Lipper Small Cap Growth Average, which returned -20.0%, for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

Strong stock selection, particularly in Information Technology and Health Care, was the reason for the Fund's outperformance during the period. Within the technology hardware and equipment industry, shares of hard drive manufacturer Western Digital benefited from improving industry fundamentals. Within Health Care, our position in Amylin Pharmaceuticals was a top contributor to outperformance during the period. In addition, PolyMedica, a company that provides specialty medical products and services primarily focused on the diabetes and consumer healthcare markets, was a standout performer.

WHAT IS YOUR OUTLOOK?

We remain cautiously optimistic on the outlook for the U.S. economy. We are anticipating positive but below-trend GDP growth until 2004. We expect that business capital expenditures will be slow in recovering, muting growth for the technology sector. We are looking for gradual improvements in the labor market, and some improvement for the consumer due to a high level of refinancings, although overall consumption may decelerate during the remainder of the year. Within the Fund, we will continue to focus on our growth style consistency and our systematic investment process which combines fundamental bottom-up stock selection with a quantitative overlay to help us identify the companies with the most upside potential while maintaining our risk disciplines.

THE HARTFORD SMALL COMPANY FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

SMALL COMPANY FUND         RUSSELL 2000 INDEX        RUSSELL 2000 GROWTH INDEX*
--------------------------------------------------------------------------------
     9,450                      10,000                          10,000
    10,612                      10,824                          10,766
    10,773                      11,797                          11,733
    10,117                      10,998                          10,939
    12,442                      13,339                          13,267
    13,259                      13,999                          13,924
    12,545                      13,929                          13,854
    14,534                      15,662                          15,576
    13,536                      13,647                          13,571
    11,997                      12,342                          12,273
    14,827                      13,975                          13,898
    15,649                      14,213                          14,134
    17,229                      14,659                          14,577
    17,922                      14,176                          14,096
    22,845                      16,455                          16,362
    24,062                      16,831                          16,735
    22,432                      16,677                          16,582
    21,722                      16,644                          16,550
    19,540                      17,063                          16,966
    18,038                      16,350                          16,270
    17,098                      16,392                          16,312
    14,911                      14,530                          14,460
    16,935                      16,449                          16,368
    16,884                      17,441                          17,356
    12,660                      13,448                          13,383
    12,337                      12,849                          12,789

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                         INCEPTION                                              SINCE
      STANDARDIZED         DATE            1 YEAR            5 YEAR           INCEPTION
      ---------------------------------------------------------------------------------
      Small Co A          7/22/96          -21.81%           -2.53%             3.41%
      ---------------------------------------------------------------------------------
      Small Co B          7/22/96          -21.99%           -2.44%             3.62%
      ---------------------------------------------------------------------------------
      Small Co C          7/22/96          -19.69%           -2.28%             3.49%
      ---------------------------------------------------------------------------------
      Small Co Y          7/22/96          -16.84%           -0.95%             4.84%
      ---------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.

      * THE FUND HAS CHANGED ITS BENCHMARK FROM THE RUSSELL 2000 INDEX TO THE RUSSELL 2000 GROWTH INDEX BECAUSE THE RUSSELL 2000 GROWTH INDEX IS BETTER SUITED FOR THE INVESTMENT STRATEGY OF THE FUND.


PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company Fund Class A shares returned -17.3%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund outperformed both its market bench- mark, the Russell 2000 Growth Index, which returned -21.6% and the Lipper Small Cap Growth Average, which returned -20.0% for the period.

WHY DID THE FUND PERFORM THIS WAY?

During the last twelve months, we have been repositioning the Fund by reducing our large overweight in consumer discretionary stocks and increasing positions within more resilient sectors,such as Healthcare and Consumer Staples, where earnings estimates are the most stable in a weak economy. In fact, our top ten positions are concentrated in these more stable sectors, all of which should outgrow the economy over the next three to six months. Strong performers within these sectors included Bunge(soybean processing) and Steris (medical sterilization).Offsetting our conservative posture were a few companies that posted significant earnings shortfalls. Most of the shortfalls came from economy-dependent companies operating in industrial sectors. Examples include Flowserve (chemicals) and Frontier Airlines (regional airline).We usually experience earnings shortfalls each quarter, but the current bear market dictates that very few stocks will be strong enough to offset those with significant declines.In the latter half of the third quarter, we eliminated several stocks that posed even minor earnings risk. Examples include United Stationers (office supplies) and Hologix (medical imaging equipment). Thus far, these moves have paid off,as the Fund has experienced fewer earnings disappointments recently. Two new additions to the Fund included AGCO (farm equipment) and Amerigroup (healthcare services).

WHAT IS YOUR OUTLOOK?

We believe a strong economic recovery will be predicated upon stable consumer spending, and most importantly, a meaningful rebound in corporate profits. As long as corporate profit expectations are being revised downward, it will be hard for the market to sustain an upward move. Given our near-term outlook for below-consensus profits, a fading consumer, and a possible conflict with Iraq, we remain confident of the appropriateness of our conservative posture. We are positioned toward more stable industries that should deliver steady earnings and solid cash flows over the next three to six months. We will look towards a more aggressive positioning once we see a catalyst for a more robust economic recovery in the second half of 2003.

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

PERFORMANCE OVERVIEW 4/30/01 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

INTERNATIONAL CAP APP FUND                     MSCI EAFE
--------------------------------------------------------
            9,450                               10,000
            8,297                                9,096
            7,201                                8,175
            7,703                                8,076
            8,081                                8,639
            7,004                                7,582
            6,551                                7,120

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR       SINCE INCEPTION
      ------------------------------------------------------------------------
      Int'l Cap App A            4/30/01          -14.02%          -24.44%
      ------------------------------------------------------------------------
      Int'l Cap App B            4/30/01          -14.14%          -24.17%
      ------------------------------------------------------------------------
      Int'l Cap App C            4/30/01          -11.52%          -22.60%
      ------------------------------------------------------------------------
      Int'l Cap App Y            4/30/01           -8.52%          -21.19%
      ------------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Capital Appreciation Fund Class A shares net return was -9.1%, before sales charge, for the twelve- month period ended October 31, 2002. During this period the Fund outperformed both the MSCI EAFE Index, which returned -12.9%, and the -12.7% average return of its Lipper International peer group.

WHY DID THE FUND PERFORM THIS WAY?

During the period, we continued to emphasize growth both in sectors and in individual companies. Fund performance benefited from good stock selection in the Consumer Discretionary sector, with names such as Hyundai Motors and P&O Princess Cruises. Stock selection was also strong in the Information Technology sector where our holdings in stocks such as semiconductor company Samsung and technology equipment company Tandberg outpaced weak performance in the sector overall. Our average overweight to the sector detracted from performance during the period.

WHAT IS YOUR OUTLOOK?

The good news is that valuations are now becoming attractive. Back in 1987, one would never pay more for a growth stock than 1x the growth rate of the company. Drug stocks, which "always" grew at 15%, were selling at 12-14x earnings. We are back to those levels today.

As always, the market environment proves to be both interesting and challenging for global investors. As a broad-based international fund, the majority of the names in The Hartford International Capital Appreciation Fund are selected from leading, large cap companies based outside the U.S.. The remainder of the Fund, however, contains a collection of names that we believe have a good chance of being the "next" leaders among the fastest growing companies outside the United States. Over the long term, as long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.

THE HARTFORD CAPITAL APPRECIATION FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

CAPITAL APPRECIATION FUND              S & P 500 INDEX
------------------------------------------------------
       9,450                               10,000
      11,671                               11,198
      14,118                               12,542
      13,485                               12,845
      19,319                               15,368
      20,367                               14,790
      19,713                               15,914
      22,432                               18,118
      20,376                               18,333
      18,243                               18,044
      22,388                               21,086
      24,154                               22,070
      26,808                               22,035
      27,022                               22,674
      34,369                               23,265
      35,674                               24,304
      36,736                               24,010
      38,312                               24,054
      39,802                               23,057
      38,735                               21,153
      36,845                               20,574
      31,706                               18,070
      33,773                               19,341
      32,170                               18,488
      26,594                               15,717
      26,192                               15,342

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

      STANDARDIZED   INCEPTION DATE       1 YEAR             5 YEAR       SINCE INCEPTION
      -----------------------------------------------------------------------------------
      Cap App A          7/22/96          -19.79%             4.53%            17.07%
      -----------------------------------------------------------------------------------
      Cap App B          7/22/96          -19.91%             4.67%            17.32%
      -----------------------------------------------------------------------------------
      Cap App C          7/22/96          -17.46%             4.80%            17.16%
      -----------------------------------------------------------------------------------
      Cap App Y          7/22/96          -14.57%             6.25%            18.71%
      -----------------------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGER

SAUL J. PANNELL, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation Fund Class A shares returned -15.1%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund's return trailed the -11.4% return for the Composite Index (S&P 500 Index 40%:
Russell 2500 Index 60%), and that of the Lipper Multi-Cap Core Average, which returned -14.8% for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

The last twelve months have been disappointing for investors as the market stands poised to deliver its third consecutive calendar year of declines for the first time since the 1939-1941 period. There has been practically no where to hide as large cap, small cap and mid-cap stocks all posted negative returns over this period, with large cap stocks getting hit the hardest.

The revelation of fraudulent practices at certain companies has been responsible, in part, for the market's overall heightened risk aversion. Our holdings in Adelphia Communications in the media industry and WorldCom Group in telecommunication services detracted significantly from Fund performance during this twelve-month period. In each case, we eliminated our positions before the final act unfolded in the situations,but were too late to escape the effects entirely. Despite these setbacks, the Fund was able to perform roughly in line with its Lipper peer group average due largely to the strength of our holdings in Nextel Communications (Telecommunication Services), Samsung (Technology) and AGCO (Industrials).

WHAT IS YOUR OUTLOOK?

We expect that the market will eventually reflect the strong likeli- hood that the recovery in economic activity will not collapse,that interest rates will remain benign and that a war with Iraq would be winnable, but unfortunate. In the near-term, there is a risk that corporate earnings could fail to meet even recently subdued expectations. However, in the intermediate- to long-term we expect that the economy will prove its resilience and that the Fund's opportunistic approach to picking stocks will again reward its investors with satisfactory returns.

THE HARTFORD GROWTH OPPORTUNITIES FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (4), (6)

[PERFORMANCE LINE GRAPH]

GROWTH OPPORTUNITIES FUND            RUSSELL 3000 GROWTH INDEX
--------------------------------------------------------------
          9,450                               10,000
         11,671                               11,198
         14,118                               12,542
         13,485                               12,845
         19,319                               15,368
         20,367                               14,790
         19,713                               15,914
         22,432                               18,118
         20,376                               18,333
         18,243                               18,044
         22,388                               21,086
         24,154                               22,070
         26,808                               22,035
         27,022                               22,674
         34,369                               23,265
         35,674                               24,304
         36,736                               24,010
         38,312                               24,054
         39,802                               23,057
         38,735                               21,153
         36,845                               20,574
         31,706                               18,070
         33,773                               19,341
         32,170                               18,488
         26,594                               15,717
         26,192                               15,342

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (4), (5), (10)

                           INCEPTION                                                                           SINCE
      STANDARDIZED            DATE                1 YEAR                5 YEAR               10 YEAR         INCEPTION
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp A          3/31/63               -23.90%               -1.18%                 5.83%           12.08%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp B          11/14/94              -23.92%               -0.93%                  N/A             6.08%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp C          11/14/94              -21.87%               -1.19%                  N/A             5.93%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp H          11/14/94              -23.15%               -0.92%                  N/A             6.09%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp L          3/31/63               -23.20%               -1.00%                 5.93%           12.10%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp M          11/14/94              -23.13%               -0.93%                  N/A             6.08%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp N          11/14/94              -20.80%               -0.77%                  N/A             6.08%
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp Y          2/19/02                   N/A                 N/A                   N/A           -22.47%*
      ----------------------------------------------------------------------------------------------------------------
      Growth Opp Z           3/1/96               -18.67%                0.37%                  N/A             4.37%
      ----------------------------------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A shares returned -19.4%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund's return exceeded the -19.7% return of the Russell 3000 Growth Index and the -20.0% return of the Lipper Multi-Cap Growth MF Average for the same period.

WHY DID THE FUND PERFORM THIS WAY?

The equity market was very weak in the twelve month period ending October 31, 2002, with the S&P 500 down cumulative 39% from its peak in early 2000. The last time the market had three consecutive yearly declines was 1939 - 1941. And the only time there were four consecutive years of decline was between 1929-1932. The environment facing investors is fraught with uncertainty about earnings, corporate accounting scandals, the economy, and wide-ranging geopolitical risks that include war with Iraq.

The Fund's outperformance versus its market benchmark resulted from a strong sector allocation. The Fund's large overweight position relative to the Russell 3000 Growth Index in the Consumer Discretionary sector proved to be beneficial as it was one of the better performing sectors over the twelve-month period. The Fund's significant underweight positions relative to its market benchmark in economically sensitive sectors such as Telecommunication Services and Health Care also positively contributed to performance.

The top three contributors to the Fund's overall performance over this twelve-month period were AnnTaylor Stores, Intuit and Nextel Communications, and three detractors were Sanmina, Adelphia Communications and Cendant.

WHAT IS YOUR OUTLOOK?

Acknowledging the downside risk, we think the most likely path for the U.S. economy over the next eighteen months could best be described as one of healing. The environment continues to be characterized by stress in equity and bond markets, chronic excess capacity and pockets of deflation. Real GDP growth of 3% in 2003 is a subpar recovery performance by any standard. On an optimistic note,the healing that takes place next year should set the stage for a better economy in 2004. In terms of the stock market we suspect that the pendulum will continue to swing between the belief that the economy is improving versus the possibility of a double-dip recession. These periods of euphoria and pessimism provides us with opportunities to buy attractive stocks when under pressure and pare back positions when psychology becomes more constructive towards the economy.

THE HARTFORD MIDCAP FUND

PERFORMANCE OVERVIEW 12/31/97 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

MIDCAP FUND                   S & P MIDCAP 400 INDEX
----------------------------------------------------
   9,450                               10,000
   9,138                                9,883
  10,669                               11,389
  10,669                               10,520
   9,867                               10,198
  11,909                               11,533
  13,280                               12,120
  13,955                               12,552
  14,239                               12,349
  17,412                               13,379
  20,082                               14,975
  21,103                               15,240
  22,780                               16,256
  22,107                               16,539
  20,871                               16,026
  20,680                               16,090
  18,464                               14,230
  20,403                               15,996
  21,383                               17,080
  18,041                               14,054
  17,275                               13,550

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

      STANDARDIZED          INCEPTION DATE       1 YEAR        SINCE INCEPTION
      ------------------------------------------------------------------------
      MidCap A                 12/31/97          -11.58%            11.96%
      ------------------------------------------------------------------------
      MidCap B                 12/31/97          -11.74%            12.20%
      ------------------------------------------------------------------------
      MidCap C                 12/31/97           -9.02%            12.28%
      ------------------------------------------------------------------------
      MidCap Y                 12/31/97           -5.98%            13.79%
      ------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER

PHILLIP H. PERELMUTER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Fund Class A shares returned -6.5%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund's return trailed the -4.8% return for the S&P MidCap 400 Index, but exceeded the -9.7% return of Lipper Mid-Cap Core Average over this twelve-month period.

WHY DID THE FUND PERFORM THIS WAY?

The past year has been another disappointing year of negative returns for all market capitalization segments of the domestic equity market. However, over the last twelve months mid-cap stocks have outperformed both small-cap stocks, as measured by the Russell 2000, and large cap stocks, as measured by the S&P 500.

On a relative basis, the Fund underperformed the S&P MidCap 400 Index over the last year as did almost 80% of the funds in its competitive universe. The Fund's underperformance versus this benchmark can be traced largely to the poor performance of some of its Technology and Telecommunications holdings. Within these sectors, telecommunications stock American Tower fell sharply due to scaled-back network expansion within the wireless industry, and technology software company Cadence Design continued to suffer from a prolonged downturn in technology spending. On a more favorable note, the Fund outperformed the majority of its competitors in its Lipper peer group. Three of the most positive contributors during this period were Williams-Sonoma (Consumer Discretionary), Anthem (Health Care), and Ryanair (Industrials).

WHAT IS YOUR OUTLOOK?

The economic environment continues to be mixed with increasing signs that demand is taking another turn for the worse or is at the very least unlikely to rebound in the short term. Expectations for industrial manufacturing have continued to wane in the face of lackluster demand and low capacity utilization across a number of industries. When combined with new demands on capital from under-funded pension plans and a renewed emphasis on generating free cash flow (often at the expense of capital expenditures),these factors make it hard to believe a major pickup in corporate spending is imminent. In this environment, we continue to try to emphasize long-term, thematic trends such as that of changing demographics. While economic fluctuations can alter the short-term earnings in any company, an understanding of the long-term demographic trends helps to provide a high degree of visibility into the secular demand growth of a company's products.

THE HARTFORD MIDCAP VALUE FUND

PERFORMANCE OVERVIEW 4/30/01 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

MIDCAP VALUE FUND             RUSSELL 2500 VALUE INDEX
------------------------------------------------------
     9,450                               10,000
     9,375                               10,336
     8,015                                9,305
     9,422                               10,689
    10,123                               11,689
     8,431                                9,808
     7,883                                9,184

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE        1 YEAR      SINCE INCEPTION
      ------------------------------------------------------------------------
      MidCap Value A             4/30/01           -7.02%          -14.58%
      ------------------------------------------------------------------------
      MidCap Value B             4/30/01           -7.36%          -14.31%
      ------------------------------------------------------------------------
      MidCap Value C             4/30/01           -4.46%          -12.54%
      ------------------------------------------------------------------------
      MidCap Value Y             4/30/01           -1.29%          -10.98%
      ------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Value Fund Class A shares returned -1.7%, before sales charge, for the twelve-month period ended October 31, 2002.The Fund's return slightly trailed the -1.3% return for the Russell 2500 Value Index, but outperformed the Lipper Mid Cap Value MF Average of -5.1%.

WHY DID THE FUND PERFORM THIS WAY?

For the year to date period,mid-caps have declined less than both large-caps and small-caps, and mid-cap value has done significantly better than mid-cap growth. Despite this favorable scenario, the steep declines in global equity markets have prevented the Fund from finishing the year ended October 31, 2002, in positive territory. Strong stock selection in Consumer Staples, Health Care, and Industrials contributed most positively to the Fund's relative performance during the period. However, the damage from our holding in Adelphia Communications, and a combination of poor stock selection and an overweight position in Technology kept the Fund's performance just below its market benchmark. Among the Fund's worst performers, in addition to Adelphia, were Technology stocks Vishay Intertech, Arrow Electronic, and Solectron. During the period,the Fund's top three contributors were Harman International, Toll Brothers, and Bunge.

WHAT IS YOUR OUTLOOK?

We believe equity values are now at compelling levels and seem particularly attractive relative to fixed income alternatives, where 10-year Treasury yields are at their lowest levels in 44 years. Nevertheless, there are serious obstacles to a significant near-term stock market rebound, namely the prospect of war with Iraq early next year, a pop in inflation (albeit temporary) from higher energy and grain prices, extremely sluggish nominal economic growth, reduced consumer and business confidence, and a weak capital-spending environment. Capacity utilization remains too low to require major plant additions anytime soon. Consumer spending has remained remarkably resilient, stimulated by tax cuts, financing incentives, and a mortgage refinancing boom which cannot continue indefinitely. All of this suggests that the pace of recovery will remain relatively muted by historical standards. While some of our sector weightings may change a bit over the next few months as we assess how a more subdued recovery in 2003 will impact our companies, we will not lose sight of our goal of maintaining a portfolio of undervalued stocks with solid fundamentals and meaningful longer-term upside as conditions improve.

THE HARTFORD VALUE OPPORTUNITIES FUND

PERFORMANCE OVERVIEW 1/2/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (4), (6)

[PERFORMANCE LINE GRAPH]

 VALUE OPPORTUNITIES FUND             RUSSELL 3000 VALUE INDEX
--------------------------------------------------------------
         9,800                               10,000
        10,140                               10,617
         9,800                               10,334
        10,697                               11,451
        11,716                               12,706
        11,842                               12,923
        13,544                               15,299
        13,302                               15,295
        14,225                               16,154
        15,698                               18,369
        14,967                               17,839
        14,053                               17,220
        15,539                               18,708
        16,586                               20,452
        16,325                               20,284
        15,824                               19,850
        16,013                               19,201
        17,536                               19,769
        17,012                               19,399
        19,213                               21,102
        20,764                               21,551
        20,539                               21,266
        19,793                               21,287
        16,879                               18,867
        18,472                               20,379
        17,704                               20,805
        14,329                               17,793
        13,952                               17,085

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (4), (5), (10)

                          INCEPTION                                           SINCE
      STANDARDIZED          DATE            1 YEAR            5 YEAR        INCEPTION
      -------------------------------------------------------------------------------
      Value Opp A          1/2/96           -21.90%           -0.18%           5.00%
      -------------------------------------------------------------------------------
      Value Opp B          1/2/96           -21.83%           -0.08%           5.07%
      -------------------------------------------------------------------------------
      Value Opp C          1/2/96           -19.74%            0.20%           5.09%
      -------------------------------------------------------------------------------
      Value Opp H          1/2/96           -21.05%           -0.06%           5.09%
      -------------------------------------------------------------------------------
      Value Opp L          1/2/96           -21.28%           -0.03%           5.12%
      -------------------------------------------------------------------------------
      Value Opp M          1/2/96           -20.98%           -0.05%           5.09%
      -------------------------------------------------------------------------------
      Value Opp N          1/2/96           -18.69%            0.20%           5.09%
      -------------------------------------------------------------------------------
      Value Opp Y          2/19/02              N/A             N/A          -20.75%*
      -------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner
Wellington Management Company, LLP

JAMES N. MORDY
Senior Vice President, Partner
Wellington Management Company, LLP

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Value Opportunities Fund Class A shares returned -17.3%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed the Russell 3000 Value Index return of -9.5% and the Lipper Multi Cap Value MF average of -12.6% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the past year, steady equity market declines, lack of trust in corporate managements,and substantial geo-political risks have been weighing on investors and the economy. During the period, the Fund's positive results in Health Care, Financials, and Energy were not enough to counter the steep declines in the Telecommunication Services sector, which suffered predominantly due to the Fund's Worldcom position. Weak stock selection in Industrials and Consumer Discretionary also detracted from benchmark-relative performance. However, the Fund benefited from strong stock selection in the Health Care, Energy, and Financials sectors, with holdings such as RenaissanceRe (insurance), Pharmacia (pharmaceutical manufacturer), and Devon Energy (oil & gas company), which helped to compensate for losses sustained elsewhere by the Fund.

WHAT IS YOUR OUTLOOK?

Consumer spending has been the driver of growth over the last year and is expected to remain resilient in the upcoming quarters. The recent decline in long-term interest rates has led to a surge in mortgage refinancing, and a large portion of the increased disposable income will likely find its way into home-related and other consumer expenditures. Strong consumer credit growth is providing support as well. Looking out to 2003, we forecast some moderation in consumption spending as the labor market will be slow to recover and wage growth is expected to be moderate. A slower consumption environment should be offset by modestly positive corporate spending, as the headwinds of financial stress diminish over the course of 2003. Corporate yields should decline and another year of low policy rates will contribute to the healing that needs to take place.Relative to the market benchmark, the Fund is currently overweight Consumer Discretionary and Health Care and is underweight Consumer Staples and Telecommunication Services.

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

INTERNATIONAL OPPORTUNITIES        EAFE GDP      MSCI AC WORLD FREE EX US INDEX*
--------------------------------------------------------------------------------
           9,450                    10,000                  10,000
           9,686                     9,878                   9,866
          10,114                    10,045                   9,942
          10,115                    10,293                  10,188
          11,487                    11,737                  11,645
          10,483                    10,747                  10,346
          10,451                    11,433                  10,644
          11,864                    12,950                  11,830
          12,059                    13,439                  11,682
          10,675                    12,616                  10,852
          11,936                    13,829                  11,816
          12,745                    14,676                  12,715
          13,103                    15,061                  12,972
          13,630                    15,960                  13,593
          15,273                    17,143                  14,644
          15,378                    17,190                  14,735
          14,873                    16,666                  14,378
          13,687                    15,618                  13,312
          13,708                    15,508                  13,346
          12,617                    14,441                  12,197
          11,517                    13,120                  11,152
          10,283                    11,625                   9,994
          10,548                    11,332                  10,132
          11,021                    12,243                  10,829
           9,512                    10,805                   9,454
           8,851                     9,949                   8,906

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                          INCEPTION                                            SINCE
      STANDARDIZED          DATE            1 YEAR            5 YEAR         INCEPTION
      --------------------------------------------------------------------------------
      Int'l Opp A          7/22/96          -18.64%           -4.42%           -1.92%
      --------------------------------------------------------------------------------
      Int'l Opp B          7/22/96          -18.98%           -4.40%           -1.77%
      --------------------------------------------------------------------------------
      Int'l Opp C          7/22/96          -16.53%           -4.27%           -1.94%
      --------------------------------------------------------------------------------
      Int'l Opp Y          7/22/96          -13.70%           -2.95%           -0.64%
      --------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.

      * THE FUND HAS CHANGED ITS BENCHMARK FROM THE EAFE GDP TO THE MSCI AC WORLD FREE EX US INDEX BECAUSE THE MSCI AC WORLD FREE EX US INDEX IS BETTER SUITED FOR THE INVESTMENT STRATEGY OF THE FUND.


PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity Strategies Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Opportunities Fund Class A shares returned -13.9%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed the Lipper International Fund Average (-12.7%) and the MSCI AC World Free ex U.S. Index (-10.9%).

WHY DID THE FUND PERFORM THIS WAY? During the period, performance was hurt by stock selection in the UK, Canada, and Japan, which more than offset positive stock selection in Continental Europe. Within Europe, we have been overweight in Continental Europe and underweight in the UK, as it looked like the Continent would fare better in what we foresaw as a modest economic recovery due to its greater leverage to the cycle, while the UK is more defensive, in general, and is facing a potential housing bubble. From a sector prospective,we are overweight in equity market sensitive financials on the Continent, including brokers and insurers, which we added to on weakness over the summer, as we felt that the market was being unduly pessimistic about their equity market risk. This positioning hurt performance over the summer but has helped more recently as these stocks have rebounded sharply. We continue to reduce modestly our weight in Japan. With weak global growth and potentially wrenching internal restructuring unfolding, Japan's economy is unlikely to grow significantly going forward.

Within the Fund, stock selection was strongest in Telecommunications Services, helped by holdings such as Koninkiijke KPN (+25%) and Colt Telecom Group (+187%), and Consumer Staples, helped by holdings such as Marks & Spencer (+29%) and Adidas-Solomon (+35%). Stock selection was weakest in Financials, hurt by Fortis Group (-61%) and Credit Suisse (-46%).

WHAT IS YOUR OUTLOOK?

We expect that the global economic environment over the next 12-18 months will remain challenging, characterized by plodding and uneven growth, anemic capital spending, excess capacity, and pockets of deflation. Global GDP growth is likely to be in the 3% range, well below that of past recoveries, as excess consumer and capital spending are gradually absorbed and consumer and corporate balance sheets are repaired. Most of the risks to this forecast lie on the downside, including further fall-out from the late-1990s bubble, war with Iraq, further terrorist strikes, contagion from default in Brazil, and a banking or government funding crisis in Japan. On the positive side,a final burst of mortgage refinancings and strong housing markets in the U.S., UK, and Australia continue to boost consumer spending and economic growth in the near-term. With this rather cautious global economic outlook, we have reduced the economic and market sensitivity of the Fund,while adding to selected defensive holdings. Geographically, we continue to favor select emerging markets, but are re-evaluating our overweight in Continental Europe. We remain underweight in Japan, the UK, and developed Asia.

THE HARTFORD GLOBAL LEADERS FUND

PERFORMANCE OVERVIEW 9/30/98 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

GLOBAL LEADERS FUND                     MSCI WORLD INDEX
--------------------------------------------------------
        9,450                               10,000
       10,697                               10,902
       12,932                               12,375
       13,478                               13,037
       14,072                               13,102
       14,697                               13,619
       17,481                               14,264
       18,472                               14,640
       18,135                               14,333
       17,287                               13,783
       16,870                               13,414
       15,370                               12,290
       14,395                               11,604
       12,781                               10,271
       13,487                               10,619
       13,347                               10,627
       11,674                                9,165
       11,167                                8,781

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR       SINCE INCEPTION
      ------------------------------------------------------------------------

      Global Leaders A           9/30/98          -17.45%           2.74%
      ------------------------------------------------------------------------
      Global Leaders B           9/30/98          -17.58%           2.97%
      ------------------------------------------------------------------------
      Global Leaders C           9/30/98          -15.02%           3.21%
      ------------------------------------------------------------------------
      Global Leaders Y           9/30/98          -12.13%           4.70%
      ------------------------------------------------------------------------

      Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Leaders Fund Class A shares returned -12.6%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund outperformed both the MSCI World Index, which returned -14.5%, and the Lipper Global Average, which returned -13.9%.

WHY DID THE FUND PERFORM THIS WAY?

During the past twelve months, stock picking has been critical to the strategy and relative strength of the Fund.The Fund's largest sector overweight, Information Technology, exhibited some of the best relative stock selection during the period.Holdings such as Samsung and Dell Computer were additive to performance. Within the Consumer Discretionary sector, retail holdings such as Great Britain's Marks & Spencer and Japan's Fast Retailingwere positive contributors to returns. The Consumer Discretionary sector should benefit from the anticipated global economic recovery, as consumers regain confidence and accelerate their spending on non-essential items.

WHAT IS YOUR OUTLOOK?

The good news is that valuations are now becoming attractive. Back in 1987, one would never pay more for a growth stock than 1x the growth rate of the company. Drug stocks, which "always" grew at 15%, were selling at 12-14x earnings. We are back to those levels today.

While volatility can cause periods of dislocation,this is good news for the Fund overall. By their very nature,global leaders have superior products, market share, and management, making them desirable investments, especially in turbulent times.Over the long term,as long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.

THE HARTFORD FOCUS FUND

PERFORMANCE OVERVIEW 5/24/01 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

FOCUS FUND                        S&P 500 INDEX
-----------------------------------------------
  9,450                               10,000
  8,996                                9,386
  8,335                                8,242
  9,176                                8,822
  8,439                                8,433
  7,125                                7,169
  6,917                                6,998

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE       1 YEAR       SINCE INCEPTION
      ------------------------------------------------------------------------
      Focus A                    5/24/01          -21.54%          -22.57%
      ------------------------------------------------------------------------
      Focus B                    5/24/01          -21.64%          -22.25%
      ------------------------------------------------------------------------
      Focus C                    5/24/01          -19.45%          -20.64%
      ------------------------------------------------------------------------
      Focus Y                    5/24/01          -16.54%          -19.10%
      ------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

MAYA K. BITTAR, CFA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Focus Fund Class A shares returned -17.0%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed both the Lipper Large Cap Core Average (-16.3%) and the S&P 500 Index (-15.1%).

WHY DID THE FUND PERFORM THIS WAY?

The twelve-month period ending October 31, 2002 proved to be another difficult period for U.S.equity investors with all the major indices posting negative returns.The aftermath of the tragedies of September 11th, weak corporate profits, corporate malfeasance issues, the unwinding of the tech, telecom, and media euphoria of 1999 and 2000, Iraq and the Middle East all weighed heavily on investor confidence. The best performing sectors of the market on a relative basis included consumer staples, industrial and commercial, basic materials, and banks. Weakest groups were healthcare, technology, telecommunications, and utilities. Large caps under performed smaller caps and value outperformed growth. The Fund underperformed the index due to a switch in our emphasis from mid-caps to large-caps early in the first quarter of 2002, our underweights in consumer sectors, and our overweights to pharmaceuticals and diversified financials. The Fund also suffered from significant declines in some of our major positions such as AOL TimeWarner, Citigroup, Schering Plough, and Tyco.

WHAT IS YOUR OUTLOOK?

Going forward, we continue to believe that the combination of very low interest rates coupled with continued fiscal stimulus will lead to a pick up in economic growth both here in the U.S. and abroad. While the Middle East and Iraq remain problematic, we believe that some positive resolution of the Iraqi situation may occur over the next six to twelve months. With the yield on equities now higher than the yield on money market instruments, and with most large companies now reporting that profits have at least stabilized, we believe that the large cap, high quality companies that make up the Fund should provide very competitive returns over the next twelve months.

THE HARTFORD GROWTH FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (4), (6)

[PERFORMANCE LINE GRAPH]

GROWTH FUND                   RUSSELL 1000 GROWTH INDEX
-------------------------------------------------------
   9,445                               10,000
  10,230                               10,730
  10,991                               11,311
  12,781                               14,619
  14,716                               17,840
  18,442                               23,274
  20,734                               29,007
  26,715                               38,942
  31,992                               42,574
  23,864                               25,570
  19,962                               20,554

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (4), (5), (10)

                        INCEPTION                                                               SINCE
      STANDARDIZED        DATE            1 YEAR             5 YEAR            10 YEAR        INCEPTION
      -------------------------------------------------------------------------------------------------
      Growth A           6/8/49           -20.96%             0.46%             7.16%           10.84%
      -------------------------------------------------------------------------------------------------
      Growth B          11/14/94          -21.05%             0.70%              N/A             7.14%
      -------------------------------------------------------------------------------------------------
      Growth C          11/14/94          -18.73%             0.45%              N/A             7.00%
      -------------------------------------------------------------------------------------------------
      Growth H          11/14/94          -20.27%             0.70%              N/A             7.15%
      -------------------------------------------------------------------------------------------------
      Growth L           6/8/49           -20.26%             0.63%             7.25%           10.87%
      -------------------------------------------------------------------------------------------------
      Growth M          11/14/94          -20.22%             0.70%              N/A             7.14%
      -------------------------------------------------------------------------------------------------
      Growth N          11/14/94          -17.73%             0.85%              N/A             7.14%
      -------------------------------------------------------------------------------------------------
      Growth Y          2/19/02               N/A              N/A               N/A          -18.05%*
      -------------------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGER

ANDREW J. SHILLING, CFA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Fund Class A shares returned -16.4%, before sales charge, for the 12-month period ended October 31, 2002. The Fund's return exceeded the -19.6% return of the Russell 1000 Growth Index and the -19.1% return of the Lipper Large Cap Growth MF Average over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

During the 12-month period ending October 31, 2002 business investment continued to be very weak with no recovery expected until well into 2003. Technology spending has been extremely poor as corporate buyers struggle with their own profitability challenges, while realizing that they had overbought technology hardware and software during the bubble. While the industrial economy has been weak for two full years, the U.S. consumer has remained resilient, and has been spending freely,particularly on housing and autos. However, any shock to consumer psychology, such as a protracted war in the Middle East or further job losses, could cause an increase in the savings rate, resulting in lower consumer spending going forward. The poor outlook for near-term business spending combined with the potential for weakness in consumer spending puts the economy in a precarious position.

In the Fund,stock selection was a positive contributor to performance versus the market benchmark. Stock selection was particularly strong in Information Technology, Health Care and Consumer Discretionary offset somewhat by poor choices in Financials.Sector allocation was strong in Financials and Consumer Discretionary, but was weak in Consumer Staples, which has held up well in an extremely vulnerable market. The top performers over this period were Dell, Forest Labs and Pharmacia. The three most significant detractors were Tyco,Intel and AOL Time Warner.

WHAT IS YOUR OUTLOOK?

We think the most likely path for the U.S. economy over the next eighteen months could best be described as one of healing. Our base case is that the slow,sluggish economic recovery that began in late 2001 continues for several more quarters. However,the possibility of a slip back into recession cannot be discounted.A further deterioration in the employment picture would make us considerably more concerned about this scenario. For now, the job picture appears stable with flat job creation for the year, compared with a loss of 1.4 million jobs in 2001. The Federal Reserve does have room to lower rates if further weakness were to emerge, but for now appears content remaining on the sidelines.

We are on track for the third consecutive year of declining stock prices, with the S&P 500 down almost 40% from its high in early 2000 as of October 31, 2002. The last period of three consecutive declines was 1939-1941. Surely,the unwinding of the Technology/Telecom bubble of the late 1990s and the related valuation correction justified much of this downward move. However, fear abounds now, and we are seeing excellent opportunities to purchase high-quality growth companies at attractive valuations.

THE HARTFORD STOCK FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

STOCK FUND                          S&P 500 INDEX
-------------------------------------------------
   9,450                               10,000
  10,443                               11,198
  11,568                               12,542
  11,900                               12,845
  14,196                               15,368
  13,675                               14,790
  14,510                               15,914
  16,874                               18,118
  17,671                               18,333
  16,939                               18,044
  19,509                               21,086
  20,975                               22,070
  21,089                               22,035
  21,271                               22,674
  22,013                               23,265
  23,489                               24,304
  22,976                               24,010
  23,076                               24,054
  22,500                               23,057
  20,754                               21,153
  19,760                               20,574
  17,475                               18,070
  18,459                               19,341
  17,226                               18,488
  14,796                               15,717
  14,207                               15,342

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                      INCEPTION                                         SINCE
      STANDARDIZED      DATE          1 YEAR          5 YEAR          INCEPTION
      -------------------------------------------------------------------------
      Stock A          7/22/96        -23.17%         -0.37%            5.75%
      -------------------------------------------------------------------------
      Stock B          7/22/96        -23.37%         -0.32%            5.95%
      -------------------------------------------------------------------------
      Stock C          7/22/96        -20.91%         -0.11%            5.81%
      -------------------------------------------------------------------------
      Stock Y          7/22/96        -18.26%          1.24%            7.21%
      -------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.


PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

MAYA K. BITTAR, CFA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Stock Fund Class A shares returned -18.7%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed both the Lipper Large Cap Core Average (-16.3%) and the S&P 500 Index (-15.1%).

WHY DID THE FUND PERFORM THIS WAY?

The twelve-month period ending October 31st proved to be another difficult period for U.S. equity investors with all the major indices posting negative returns. The aftermath of the tragedies of September 11th, weak corporate profits, corporate malfeasance issues, the unwinding of the tech, telecom, and media euphoria of 1999 and 2000, Iraq and the Middle East all weighed heavily on investor confidence. The best performing sectors of the market on a relative basis included consumer staples, industrial and commercial, basic materials, and banks. Weakest groups were healthcare, technology, telecommunications,and utilities. Large caps under performed smaller caps and value outperformed growth. The Fund underperformed the Index due to our emphasis on large caps, our underweights in consumer staples and consumer discretionary and significant declines in a few of our major holdings such as AOL Time Warner, Tyco, Wyeth, WorldCom, and Safeway. After September 11th, we repositioned the Fund to benefit from resurgence in economic growth brought about by lower interest rates and fiscal stimulus. Unfortunately,the U.S. economy has yet to respond in a robust way to such stimulus as confidence in the future has been undermined by threats of war and continuing corporate governance and accounting problems.

WHAT IS YOUR OUTLOOK?

Going forward, we continue to believe that the combination of very low interest rates coupled with continued fiscal stimulus will lead to a pick up in economic growth both here in the U.S. and abroad. While the Middle East and Iraq remain problematic, we believe that some positive resolution of the Iraqi situation may occur over the next six to twelve months. With the yield on equities now higher than the yield on money market instruments, and with most large companies now reporting that profits have at least stabilized, we believe that the large cap,high quality companies that make up the Fund should provide very competitive returns over the next twelve months.

THE HARTFORD VALUE FUND

PERFORMANCE OVERVIEW 4/30/01 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

VALUE FUND                    RUSSELL 1000 VALUE INDEX
------------------------------------------------------
   9,450                               10,000
   9,507                                9,977
   8,524                                8,826
   9,158                                9,486
   8,893                                9,609
   7,696                                8,256
   7,212                                7,942

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED           INCEPTION DATE        1 YEAR      SINCE INCEPTION
      ------------------------------------------------------------------------
      Value A                    4/30/01          -20.03%          -19.47%
      ------------------------------------------------------------------------
      Value B                    4/30/01          -20.20%          -19.19%
      ------------------------------------------------------------------------
      Value C                    4/30/01          -17.87%          -17.53%
      ------------------------------------------------------------------------
      Value Y                    4/30/01          -15.05%          -16.04%
      ------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President,Managing Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Value Fund Class A shares returned -15.4%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed the Russell 1000 Value Index return of -10.0% and the Lipper Large-Cap Value MF Average of -14.0% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

As we approach the end of 2002 the market stands ready to hand investors their third consecutive year of negative returns. Over the last twelve months all market capitalization segments have declined, and large cap stocks have fallen further than small and mid-cap stocks. However, large cap value stocks, as measured by the Russell 1000 Value Index, have returned -10.0% over the last year and fared much better than their growth brethren as the Russell 1000 Growth Index returned -19.6% over the same period.

The Fund underperformed its market benchmark primarily due to weak performance by holdings in the Consumer Discretionary and Telecommunication Services sectors, such as Worldcom, Adelphia Communications, and Goodyear Tire & Rubber. The Fund's Utilities holdings served to partially offset some of those declines; this was in sharp contrast with the poor performance of the benchmark's Utilities holdings. One of the Fund's particularly strong performers during the period was electric utility Exelon. Other stocks that contributed favorably to the Fund's performance were bank holdings Washington Mutual, and Wells Fargo.

WHAT IS YOUR OUTLOOK?

Though we would concede the expansion in the U.S. economy has lost some momentum recently, our forecast for a sustainable economic recovery appears to be on track. We believe the consumer will remain healthy, although we do expect some moderation in consumer spending. The industrial recovery has lagged our expectations, however, over the next twelve months a strengthening on the industrial side should offset most of what we lose on the consumer side. Relative to its benchmark, the Fund maintains an overweight position in the Materials sector and is underweight Financial stocks.

THE HARTFORD GROWTH AND INCOME FUND

PERFORMANCE OVERVIEW 4/30/98 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

GROWTH AND INCOME FUND                   S&P 500 INDEX
------------------------------------------------------
        9,450                               10,000
        9,591                               10,119
        9,625                                9,959
       11,197                               11,638
       11,652                               12,181
       11,889                               12,162
       11,861                               12,515
       12,359                               12,841
       13,104                               13,414
       13,143                               13,252
       13,124                               13,276
       12,855                               12,727
       12,073                               11,676
       11,663                               11,356
       10,380                                9,974
       10,952                               10,676
       10,251                               10,205
        8,657                                8,675
        8,447                                8,468

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

      STANDARDIZED            INCEPTION DATE       1 YEAR       SINCE INCEPTION
      -------------------------------------------------------------------------
      Growth & Inc A              4/30/98          -23.08%           -3.67%
      -------------------------------------------------------------------------
      Growth & Inc B              4/30/98          -23.15%           -3.56%
      -------------------------------------------------------------------------
      Growth & Inc C              4/30/98          -20.90%           -3.34%
      -------------------------------------------------------------------------
      Growth & Inc Y              4/30/98          -17.97%           -1.95%
      -------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth and Income Fund Class A shares returned -18.6%, before sales charge, for the 12-month period ended October 31, 2002, underperforming its benchmark and peer group. The S&P 500 Index returned -15.1% and the Lipper Large Cap Core MF Average returned -16.3% during the period.

WHY DID THE FUND PERFORM THIS WAY?

The 12-month period ending October 31, 2002 proved to be another very difficult period for U.S. equity investors,with all major indices posting negative returns. Weak corporate profits, geopolitical uncertainties,and increasing concerns about the sustainability of consumer spending all weighed on investor confidence. Every major sector within the S&P 500 Index, except Consumer Staples, declined during the quarter. The best-performing sectors on a relative basis were Consumer Staples, Financials and Materials. The weakest sectors, which tended to be economically sensitive, included Information Technology and Telecommunications Services. With regard to a market- capitalization, large-caps underperformed small- and mid-caps. Value outperformed growth during the period.

The Fund underperformed the benchmark during the period primarily due to stock selection in the Industrials, Telecommunications Services and Consumer Discretionary sectors. In Industrials, the overweight position in Tyco International accounted for approximately half of the Fund's underperformance relative to the Index during the period. In Telecommunication Services, holdings in WorldCom detracted heavily from performance. Within Consumer Discretionary, the Fund's exposure to AOL Time Warner, McDonald's and Adelphia Communications also negatively impacted performance.

WHAT IS YOUR OUTLOOK?

We remain cautiously optimistic on the outlook for the U.S. economy. We are anticipating positive but below-trend GDP growth until 2004. We expect that business capital expenditures will be slow in recovering, muting growth for the technology sector. We are looking for gradual improvements in the labor market, and some improvement for the consumer due to a high level of refinancing, although overall consumption may decelerate during the remainder of the year.

THE HARTFORD DIVIDEND AND GROWTH FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

DIVIDEND AND GROWTH FUND                  S&P 500 INDEX
-------------------------------------------------------
         9,450                               10,000
        10,423                               11,198
        11,409                               12,542
        11,504                               12,845
        13,652                               15,368
        13,356                               14,790
        14,454                               15,914
        15,771                               18,118
        15,553                               18,333
        15,434                               18,044
        16,179                               21,086
        17,330                               22,070
        16,913                               22,035
        16,962                               22,674
        16,393                               23,265
        16,960                               24,304
        16,774                               24,010
        18,242                               24,054
        18,509                               23,057
        18,653                               21,153
        18,597                               20,574
        16,841                               18,070
        17,983                               19,341
        17,970                               18,488
        15,855                               15,717
        15,065                               15,342

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                             INCEPTION
      STANDARDIZED             DATE            1 YEAR          5 YEAR      SINCE INCEPTION
      ------------------------------------------------------------------------------------
      Div & Growth A          7/22/96          -15.43%          1.29%           6.75%
      ------------------------------------------------------------------------------------
      Div & Growth B          7/22/96          -15.52%          1.37%           6.95%
      ------------------------------------------------------------------------------------
      Div & Growth C          7/22/96          -12.97%          1.54%           6.81%
      ------------------------------------------------------------------------------------
      Div & Growth Y          7/22/96          -10.00%          2.98%           8.25%
      ------------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.


PORTFOLIO MANAGER

EDWARD P. BOUSA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth Fund Class A shares returned -10.6%, before sales charge, for the 12-month period ended October 31, 2002. The Fund outperformed its competitive group as represented by the Lipper Equity Income MF Average, which provided a return of -12.2% and the S&P 500 Index, which provided return of -15.1% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the past 12-months ended October 31, 2002, investor sentiment turned negative on not only the risk of terrorism and accounting scandals, but on the key factor in valuation,corporate earnings. Recently, the weakness in technology earnings spread to basic materials and capital goods as the economy showed no signs of rebounding. Although, the economy benefited from inventory building in the first half, there was no follow-through in corporate spending. These factors have combined to produce what is likely to be the third consecutive year of negative returns in the equity markets.

With respect to the Fund's relative performance,strong stock selection and overweight positions relative to the S&P 500 Index in the Industrials and Utilities sectors were the greatest contributors. In line with our dividend-oriented, value style, the Fund continues to be underweight in the Information Technology sector. This underweight position relative to the S&P 500 Index also helped performance. Among the stocks that positively contributed to performance of the Fund were Pharmacia, Procter & Gamble, Avery Dennison, Exelon and Gannett. The Fund also had a few disappointments during the 12-month period including Alcoa, Safeway, Motorola, McDonald's and Household International.

WHAT IS YOUR OUTLOOK?

Pressures on the consumer coming from higher unemployment, higher state and local taxes,and higher energy prices should lead to weaker consumer discretionary spending. Growth in China could well lead Asia and Europe to start to recover before the U.S.; this would imply a weaker U.S. dollar, which would help the U.S. industrial economy. Hopefully, after a brief lag, the U.S. consumer will again recover and the economy can pick up more strongly across the board. We are well positioned for a strong industrial economy, and a weaker consumer. With a period of less-frequent doses of accounting, earnings,and terrorism-related bad news, the market could begin to recover.

THE HARTFORD ADVISERS FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

                               LEHMAN BROTHERS
ADVISERS FUND            GOVERNMENT/CREDIT BOND INDEX           S&P 500 INDEX
-----------------------------------------------------------------------------
     9,450                          10,000                           10,000
    10,188                          11,198                           10,430
    10,923                          12,542                           10,517
    11,123                          12,845                           10,565
    12,750                          15,368                           11,122
    12,484                          14,790                           11,349
    13,127                          15,914                           11,691
    14,383                          18,118                           11,762
    14,907                          18,333                           12,019
    14,766                          18,044                           12,514
    16,063                          21,086                           12,711
    16,678                          22,070                           12,501
    16,633                          22,035                           12,300
    16,771                          22,674                           12,432
    17,074                          23,265                           12,346
    17,964                          24,304                           12,619
    17,840                          24,010                           13,001
    18,086                          24,054                           13,318
    18,111                          23,057                           14,045
    17,388                          21,153                           14,147
    17,079                          20,574                           14,653
    16,157                          18,070                           15,358
    16,648                          19,341                           15,096
    15,951                          18,488                           15,205
    14,721                          15,717                           15,661
    14,475                          15,342                           16,199

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                         INCEPTION
      STANDARDIZED         DATE            1 YEAR             5 YEAR        SINCE INCEPTION
      -------------------------------------------------------------------------------------
      Advisers A          7/22/96          -15.36%             1.84%             6.07%
      -------------------------------------------------------------------------------------
      Advisers B          7/22/96          -15.51%             1.92%             6.28%
      -------------------------------------------------------------------------------------
      Advisers C          7/22/96          -12.88%             2.08%             6.11%
      -------------------------------------------------------------------------------------
      Advisers Y          7/22/96           -9.89%             3.51%             7.55%
      -------------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.


PORTFOLIO MANAGERS

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Advisers Fund Class A shares returned -10.4%, before sales charge, for the twelve-month period ended October 31, 2002. The Fund underperformed both the Lipper Flexible Portfolio peer group (-8.5%) and the Composite Index bench-mark (S&P 500 Index 55%; Lehmen Brothers Government/ Credit Bond Index 35%; T-Bills 10%) (-6.0%).

WHY DID THE FUND PERFORM THIS WAY?

During the year, the equity ratio in the Fund declined from a high of 70% to 55% but is currently back to 63% as we gradually reduce our exposure to bonds. The primary change in the bond market during the period was a sharp decline in yields as the result of a sense of gathering gloom concerning the health of the U.S. economy and the continuing decline in equity markets. Short-term yields experienced the most substantial declines as a general "flight to quality" pushed investors into short-term, high-quality securities. The result was a level of interest rates in the Treasury note and bond markets that has not been seen since the 1960s.

The corporate bond market was once again held back by credit deterioration and the continuing weakness of the telecommunications and utility sectors, among others. The rate of default in the high yield market and the rate of credit deterioration in the investment-grade bond market remained at historically high levels. There is a growing sense that a general de-leveraging of corporate America is underway and that economic weakness and many areas of price deflation are generating operating difficulties for highly levered companies. The U.S. economy has historically dealt with this sort of problem and moved on, and it is likely that this period will be no different, but it is also clear that the process is not yet over. The mortgage-backed securities market has not had credit problems,but it has had repeated bouts of refinancing as interest rates have fallen. During the third quarter it became clear that yet another round of refinancing is underway. As a result, mortgage securities lagged comparable Treasury securities by wide margins of performance.

WHAT IS YOUR OUTLOOK?

Although it does not feel like it at the moment, we continue to believe that the odds are that the U.S. economy is expanding, though at a modest rate. The question at this point is, will that expansion continue or are we falling back into recession or near recession? Clearly, the economic statistics released recently have indicated more weakness than we would have thought. We still believe that economic expansion is the most likely outcome, but a sharp rebound does not, at this point, seem to be in the cards. Although the Federal funds rate is at a very low 1.75%, we think it is likely that the Fed will lower that rate yet again in order to send a positive signal to the financial markets.

The confidence crisis remains and, if anything, has worsened. This situation will change, but it does now appear that the process will be more difficult than the standard recovery from recession. Declining equity markets, problems of corporate governance, talk of deflation,and war with Iraq are all weighing heavily. Although we remain attracted to the yields offered by corporate and mortgage-backed securities, diversification and caution remain important,at least for the foreseeable future. The view will grow rosier, but we aren't there yet.

THE HARTFORD HIGH YIELD FUND

PERFORMANCE OVERVIEW 9/30/98 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3)

[PERFORMANCE LINE GRAPH]

HIGH YIELD FUND          LEBMAN BROTHERS HIGH YIELD CORPORATE INDEX
-------------------------------------------------------------------
      9,450                               10,000
      9,529                                9,795
     10,017                               10,364
     10,326                               10,603
     10,103                               10,408
     10,040                               10,222
     10,120                               10,413
     10,049                               10,230
     10,280                               10,410
     10,175                               10,057
     10,957                               10,583
     10,624                               10,341
     10,497                               10,382
     10,358                               10,040
     10,464                               10,437
     10,314                               10,703
      9,193                                9,432
      9,097                                9,490

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (2)

      STANDARDIZED            INCEPTION DATE       1 YEAR        SINCE INCEPTION
      --------------------------------------------------------------------------
      High Yield A                9/30/98          -16.13%           -2.28%
      --------------------------------------------------------------------------
      High Yield B                9/30/98          -16.69%           -2.22%
      --------------------------------------------------------------------------
      High Yield C                9/30/98          -14.52%           -2.08%
      --------------------------------------------------------------------------
      High Yield Y                9/30/98          -12.01%           -0.80%
      --------------------------------------------------------------------------

      Please see page for important additional information 1 including inception dates and expenses.


PORTFOLIO MANAGER

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

ASSOCIATE PORTFOLIO MANAGER

CHRISTINE MOZONSKI
Vice President
Hartford Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford High Yield Fund Class A shares placed in the 69th percentile of its Lipper peer group for the six months ended October 31, 2002 producing a total return of -11.79% versus the -9.72% return of the Lipper High Yield Fixed Income Fund average for the same period. The one-year return for the Fund's A shares, before sales charge, for the period ending October 31,2002 was -12.16% versus -4.94% for the Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from its overweight to cyclical commodities including independent energy producers, chemicals and metals/mining companies.

In spite of their attractive yields,the Fund's holdings in technology and electric utilities were the major offset to these performance benefits.

WHAT IS YOUR OUTLOOK?

Due to attractive valuations, we anticipate maintaining the Fund's emphasis on industries poised to lead the U.S. economy toward higher growth. These include technology and basic industry cyclicals. The Fund continues to minimize exposure to finance and consumer-sensitive securities, as we expect the consumer to lag any economic recovery produced by a rise in capital spending.

THE HARTFORD TOTAL RETURN BOND FUND

PERFORMANCE OVERVIEW 7/22/96 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (3 )

[PERFORMANCE LINE GRAPH]

TOTAL RETURN               LEHMAN BROTHERS                 LEHMAN BROTHERS
  BOND FUND         GOVERNMENT/CREDIT BOND INDEX     U.S. AGGREGATE BOND INDEX*
--------------------------------------------------------------------------------
    9,450                      10,000                          10,000
    9,958                      10,429                          10,410
   10,153                      10,515                          10,522
   10,205                      10,564                          10,588
   10,811                      11,121                          11,108
   10,960                      11,348                          11,337
   11,339                      11,690                          11,652
   11,419                      11,761                          11,743
   11,618                      12,018                          11,980
   11,871                      12,514                          12,394
   12,122                      12,709                          12,591
   11,940                      12,500                          12,479
   11,655                      12,298                          12,276
   11,766                      12,431                          12,458
   11,673                      12,345                          12,356
   11,951                      12,619                          12,634
   12,293                      13,001                          13,008
   12,539                      13,317                          13,367
   13,302                      14,044                          14,066
   13,378                      14,147                          14,200
   13,740                      14,653                          14,660
   14,162                      15,357                          15,316
   14,075                      15,096                          15,129
   14,178                      15,205                          15,314
   14,335                      15,662                          15,767
   14,798                      16,199                          16,218

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (1), (2)

                             INCEPTION
      STANDARDIZED             DATE           1 YEAR         5 YEAR     SINCE INCEPTION
      ---------------------------------------------------------------------------------
      Total Return A          7/22/96          -0.17%         5.21%          6.44%
      ---------------------------------------------------------------------------------
      Total Return B          7/22/96          -1.18%         5.12%          6.46%
      ---------------------------------------------------------------------------------
      Total Return C          7/22/96           1.76%         5.25%          6.29%
      ---------------------------------------------------------------------------------
      Total Return Y          7/22/96           5.01%         6.66%          7.71%
      ---------------------------------------------------------------------------------

      Please see page for important additional information including 1 inception dates and expenses.

      * THE FUND HAS CHANGED ITS BENCHMARK FROM THE LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX TO THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX BECAUSE THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS BETTER SUITED FOR THE INVESTMENT STRATEGY OF THE FUND.


PORTFOLIO MANAGER

ALISON D. GRANGER, CFA
Senior Vice
President Hartford Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Total Return Bond Fund Class A shares placed in the 21st percentile of its Lipper peer group for the six months ended October 31, 2002, producing a total return of 4.38% versus a 2.05% for the Lipper Corporate Debt "BBB" rated Mutual Fund Universe. For the one-year period, the Fund's A shares placed in the 25th percentile with a return of 4.50% versus 2.32% for the Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from its overweight to investment grade corporate bonds. The Fund's underweight to mortgage-backed securities and U.S. Treasuries also contributed positively to returns. The higher yields offered by foreign government securities combined with the outperformance of foreign currencies relative to the dollar combined to contribute outperformance to the Fund overall from its small exposure to non-dollar-denominated government securities. In spite of their attractive yield, the Fund's holdings in high yield corporate bonds were the major offset to these performance benefits.

WHAT IS YOUR OUTLOOK?

In the near term, we believe that war fears will dominate valuations of many fixed income instruments, particularly Treasury securities. We expect these concerns to lend volatility to the market. Apart from this consideration, we are seeing growing signs that certain corporations are focused on reducing leverage and improving their financial flexibility. Yields are currently at attractive levels relative to U.S. Treasury securities. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals. We expect these industries to lead the U.S. economy toward higher growth. We are not emphasizing finance and consumer-sensitive securities, as we expect the consumer to lag any economic recovery produced by a rise in capital spending.

THE HARTFORD TAX-FREE MINNESOTA FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (7), (9)

[PERFORMANCE LINE GRAPH]

TAX-FREE MINNESOTA FUND       LEHMAN BROTHERS MUNICIPAL BOND INDEX
------------------------------------------------------------------
         9,550                               10,000
        10,930                               11,408
        10,509                               10,911
        11,761                               12,530
        12,276                               13,245
        13,120                               14,369
        14,055                               15,521
        13,720                               15,246
        14,716                               16,544
        16,157                               18,282
        16,748                               19,356

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (7), (8), (11)

                      INCEPTION                                                            SINCE
      STANDARDIZED      DATE            1 YEAR           5 YEAR          10 YEAR         INCEPTION
      --------------------------------------------------------------------------------------------
      Minn A           6/2/86           -0.99%            4.05%            5.29%           5.99%
      --------------------------------------------------------------------------------------------
      Minn B          11/14/94          -1.74%            3.78%             N/A            5.41%
      --------------------------------------------------------------------------------------------
      Minn C          11/14/94           1.13%            3.71%             N/A            5.28%
      --------------------------------------------------------------------------------------------
      Minn H          11/14/94          -0.44%            3.83%             N/A            5.46%
      --------------------------------------------------------------------------------------------
      Minn E           6/2/86           -0.10%            4.23%            5.39%           6.04%
      --------------------------------------------------------------------------------------------
      Minn L          11/14/94          -0.46%            3.97%             N/A            5.63%
      --------------------------------------------------------------------------------------------
      Minn M          11/14/94          -0.54%            3.82%             N/A            5.44%
      --------------------------------------------------------------------------------------------
      Minn N          11/14/94           2.66%            4.19%             N/A            5.45%
      --------------------------------------------------------------------------------------------
      Minn Y          2/19/02             N/A              N/A              N/A            4.92%*
      --------------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGER

CHARLES GRANDE, CFA
Vice President
Hartford Investment Management Company

PATRICK J. HENNIGAN
Assistant Portfolio Manager
Hartford Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free Minnesota Fund Class A shares placed in the 22nd percentile of its Lipper peer group for the six months ending October 31, 2002 producing a total return of 4.15% versus the 3.86% return of the Lipper Minnesota Municipal Debt Fund average for the same period. The one-year return for the Fund's A shares, before sales charge, for the period ended October 31, 2002 was 4.58% versus 4.84% for the Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

The municipal bond market is currently on track for a year of record-breaking issuance that has been met by record-breaking demand. In general, the municipal market has enjoyed a period of strong performance brought about by a continuous decline in rates, recognition of the relative safety of municipal credits and strong demand from both traditional and non-traditional buyers. The Fund's total return performance benefited from its favorable curve positioning and high credit quality of holdings. The Fund's duration was relatively close to the market, but an overweight to the intermediate portion of the curve provided better than average performance. Yields in the intermediate portion of the curve declined between 40 and 50 basis points while long yields declined just a little more than 20 basis points. The strategy of avoiding Alternative Minimum Tax and high-yield municipal bonds in the current environment paid off as spreads widened in both of these types of bonds. In August, Moody's ratings service announced upgrades to 36 of the 109 school districts Moody's rates in the state. At the end of October, the Fund gave back some of its performance as the nine month municipal market rally began to fizzle.

WHAT IS YOUR OUTLOOK?

We expect the municipal market will perform fairly well for the remainder of the year. The bulk of issuance appears to have subsided and demand, which has been greatly influenced by alternative investment trends, also appears healthy. We are entering the seasonal period of the year where municipals have historically performed well due to a lack of supply and strong reinvestment demand from maturities and coupon payments. The change in the Fund objective to yield maximization will benefit from the current widening of credit spreads. Credit spread has widened because of the effects of the national economic decline and credit spread will continue to widen until the benefits of an economic recovery have cycled through Minnesota, having addressed the immediate budget gap primarily with non-recurring revenues, is facing a structural imbalance for fiscal 2004-05 that will likely require a combination of spending cuts and revenue increases. Ongoing financial pressures at the state level could lead to reductions in state aid to local governments.

THE HARTFORD TAX-FREE NATIONAL FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (7), (9)

[PERFORMANCE LINE GRAPH]

TAX-FREE NATIONAL FUND         LEHMAN BROTHERS MUNICIPAL BOND INDEX
-------------------------------------------------------------------
         9,550                               10,000
        11,053                               11,408
        10,461                               10,911
        11,855                               12,530
        12,469                               13,245
        13,424                               14,369
        14,360                               15,521
        13,841                               15,246
        14,949                               16,544
        16,514                               18,282
        17,319                               19,356

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (7), (8), (11)

                          INCEPTION                                                            SINCE
      STANDARDIZED          DATE             1 YEAR          5 YEAR          10 YEAR         INCEPTION
      ------------------------------------------------------------------------------------------------
      National A           6/2/86             0.13%           4.27%            5.65%           6.46%
      ------------------------------------------------------------------------------------------------
      National B          11/14/94           -1.28%           3.82%             N/A            5.87%
      ------------------------------------------------------------------------------------------------
      National C          11/14/94            2.04%           3.84%             N/A            5.76%
      ------------------------------------------------------------------------------------------------
      National H          11/14/94           -0.01%           3.86%             N/A            5.90%
      ------------------------------------------------------------------------------------------------
      National E           6/2/86             0.18%           4.28%            5.65%           6.47%
      ------------------------------------------------------------------------------------------------
      National L          11/14/94           -0.03%           4.03%             N/A            6.08%
      ------------------------------------------------------------------------------------------------
      National M          11/14/94           -0.01%           3.88%             N/A            5.90%
      ------------------------------------------------------------------------------------------------
      National N          11/14/94            2.99%           4.21%             N/A            5.89%
      ------------------------------------------------------------------------------------------------
      National Y          2/19/02              N/A             N/A              N/A            5.52%*
      ------------------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGER

CHARLES GRANDE, CFA
Vice President
Hartford Investment Management Company

PATRICK J. HENNIGAN
Assistant Portfolio Manager
Hartford Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free National Class A shares placed in the 24th percentile of its Lipper peer group for the six months ending October 31, 2002 producing a total return of 4.75% versus the 3.95% return of the Lipper General Municipal Debt Fund average for the same period. The one-year return for the Fund's A shares, before sales charge, for the year ended October 31, 2002 was 4.93% versus 4.44% for the Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

The municipal bond market is currently on track for a year of record-breaking issuance that has been met by record-breaking demand. In general, the municipal market has enjoyed a period of strong performance brought about by a continuous decline in rates, recognition of the relative safety of municipal credits and strong demand from both traditional and non-traditional buyers. The Fund's total return performance benefited from its favorable curve positioning and the high credit quality of holdings. The Fund's duration was relatively close to the market, but an overweight to the intermediate portion of the curve provided better than average performance.Yields in the intermediate portion of the curve declined between 40 and 50 basis points while long yields declined just a little more than 20 basis points. The strategy of avoiding Alternative Minimum Tax and high-yield municipal bonds in the current environment paid off as spreads widened in both of these types of bonds. Due to a glut of issuance, both New York and California bonds have underperformed the general market and the Fund continued to benefit from the tactical sales of bonds from these states executed earlier in the year. At the end of October,the Fund gave back some of its performance as the nine month municipal market rally began to fizzle.

WHAT IS YOUR OUTLOOK?

We expect the municipal market will perform fairly well for the remainder of the year. The bulk of issuance appears to have subsided and demand, which has been greatly influenced by alternative investment trends, also appears healthy. We are entering the seasonal period of the year where municipals have historically performed well due to a lack of supply and strong reinvestment demand from maturities and coupon payments. We are however, cautious on credit. Credit spread has widened because of the effects of the national economic decline and credit spread will continue to widen until the benefits of an economic recovery have cycled through. The change in the Fund objective to yield maximization will benefit from the current widening of credit spreads.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE OVERVIEW 10/31/92 - 10/31/02
Growth of a $10,000 investment in Class A which includes Sales Charge (7), (9)

[PERFORMANCE LINE GRAPH]

U.S. GOVERNMENT SECURITIES FUND         LEHMAN BROTHERS INTERMEDIATE GOV'T INDEX
--------------------------------------------------------------------------------
             9,550                                      10,000
            10,467                                      10,921
             9,834                                      10,734
            11,164                                      12,000
            11,746                                      12,681
            12,727                                      13,609
            13,882                                      14,905
            13,765                                      15,027
            14,708                                      16,038
            16,763                                      18,259
            17,825                                      19,480

      AVERAGE ANNUAL TOTAL RETURNS (as of 10/31/02) (7), (8), (11)

                          INCEPTION                                                     SINCE
      STANDARDIZED          DATE           1 YEAR         5 YEAR        10 YEAR       INCEPTION
      -----------------------------------------------------------------------------------------
      U.S. Gov A          2/28/73           1.51%          6.00%          5.96%         7.95%
      -----------------------------------------------------------------------------------------
      U.S. Gov B          11/14/94          0.44%          5.62%           N/A          6.76%
      -----------------------------------------------------------------------------------------
      U.S. Gov C          11/14/94          3.39%          5.59%           N/A          6.62%
      -----------------------------------------------------------------------------------------
      U.S. Gov H          11/14/94          1.41%          5.63%           N/A          6.75%
      -----------------------------------------------------------------------------------------
      U.S. Gov E          2/28/73           1.70%          6.04%          5.98%         7.96%
      -----------------------------------------------------------------------------------------
      U.S. Gov L          11/14/94          1.46%          5.77%           N/A          6.92%
      -----------------------------------------------------------------------------------------
      U.S. Gov M          11/14/94          1.51%          5.63%           N/A          6.77%
      -----------------------------------------------------------------------------------------
      U.S. Gov N          11/14/94          4.52%          5.98%           N/A          6.77%
      -----------------------------------------------------------------------------------------
      U.S. Gov Y          2/19/02            N/A            N/A            N/A          7.32%*
      -----------------------------------------------------------------------------------------

      Please see page for important additional 1 information including inception dates and expenses.

      *  CUMULATIVE TOTAL RETURN


PORTFOLIO MANAGER

PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford U.S. Government Securities Fund Class A shares placed in the 25th percentile of its Lipper peer group for the six months ended October 31, 2002, producing a return of 6.87% versus 5.90% return for the Lipper U.S. Intermediate Government Funds Universe. The one-year return for the Fund's A shares, before sales charge, for the year ended October 31,2002 placed in the 8th percentile with a return of 6.55% versus 5.43% for the Universe.

WHY DID THE FUND PERFORM THIS WAY?

Investors have sought the safety of Treasury Securities as the prospects of war, fear of terrorism, mistrust of corporate leaders, and talk of deflation have weighed on the capital markets. Although the Federal Reserve had not moved the short-term funds rates through October of this year, the Treasury market rallied significantly. During 2002, the 5-year Treasury rallied 1.5%, closing the month near a multi-decade low of just over 2.7%. In addition to the market's march to lower rates, the Government market experienced a degree of volatility from within. Fannie Mae, which is a Government Sponsored Enterprise (but not guaranteed by the government), came under intense scrutiny due to a mismatch in their asset/liability mix. The Fannie Mae duration gap brought volatility to agency spreads, as investors and politicians became wary of the risks embedded in Fannie Mae's retained portfolio. Although the duration gap has moved back to within their self-imposed limit of a half-year, investors will continue to watch these monthly releases closely.

The Fund's strong performance for the quarter is attributed to many factors. The Fund benefited from being overweight the 5 to 10-year part of the Treasury curve,where yields rallied the most on the quarter. The allocation to Mortgage-Backed Securities increased the yield and added to the total return of the Fund. Lastly, the Fund had an underweight to agency debentures, which came under pressure during the third quarter.

WHAT IS YOUR OUTLOOK?

The economy continues to walk on a tightrope to recovery. With the expectations of GDP growth in the 2% to 4% for the coming quarters, the economy appears to be expanding, albeit modestly. However, the risks of the economy taking another leg down are increasing. Manufacturing growth, as measured by the Institute of Supply Management, is currently contracting after showing signs of expansion for most of the first half of the year. Although the unemployment rate has dipped to 5.6% growth, employment growth has been anemic and jobless claims have been increasing. Consumer confidence has fallen off dramatically, and signs that the consumer may be retrenching have increased. Market volatility is likely to continue until the economic and political situations become more stable.

There are strong technical conditions supporting the current market levels, but the fundamental picture is less certain. With the 10-year Treasury ending October at 3.9%, rates are unlikely to drop significantly further, unless GDP growth turns negative again or a deflationary environment takes hold. The data appears to be pointing to an economy that will grow at below trend growth, but will be expanding nonetheless. Within the Fund, we will look to add higher yielding but less price sensitive securities.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 94.7%
            AUSTRIA -- 5.8%
     42     Telekom Austria AG(a)(Information)................   $  321
                                                                 ------
            ITALY -- 14.8%
   @165     Olivetti S.p.A. (Information).....................      171
     64     Telecom Italia Mobile S.p.A. (T.I.M.)
              (Information)...................................      296
    @68     Telecom Italia S.p.A. (Information)...............      357
                                                                 ------
                                                                    824
                                                                 ------
            JAPAN -- 4.8%
     @@     Nippon Telegraph & Telephone Corp.
              (Information)...................................      128
     @@     NTT DoCoMo, Inc. (Information)....................      139
                                                                 ------
                                                                    267
                                                                 ------
            NETHERLANDS -- 1.2%
     11     Koninklijke (Royal) KPN N.V. (Information)........       68
                                                                 ------
            SOUTH KOREA -- 4.7%
      5     KT Freetel(a) (Information).......................      133
     31     LG Telecom Ltd.(a) (Information)..................      130
                                                                 ------
                                                                    263
                                                                 ------
            UNITED KINGDOM -- 4.6%
     30     Cable & Wireless plc (Information)................       70
    116     Vodafone Group plc (Information)..................      187
                                                                 ------
                                                                    257
                                                                 ------
            UNITED STATES -- 58.8%
     39     AT&T Corp. (Information)..........................      509
    @35     AT&T Wireless Services, Inc.(a) (Information).....      237
      8     BellSouth Corp. (with rights) (Information).......      207
    @75     Citizens Communications Co.(a) (Information)......      622
    @22     Nextel Communications, Inc. Class A(a)
              (Information)...................................      246
    @57     Nextel Partners, Inc. Class A(a) (Information)....      405
     71     Qwest Communications International, Inc.
              (Information)...................................      241

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            UNITED STATES -- (CONTINUED)
     10     SBC Communications, Inc.(Information).............   $  259
    @28     Sprint Corp.(PCS Group)(a) (Information)..........       98
     17     Sprint Corp.(with rights)(Information)............      207
     @6     Verizon Communications, Inc. (Information)........      245
                                                                 ------
                                                                  3,276
                                                                 ------
            Total common stock (cost $6,062)..................   $5,276
                                                                 ======
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 5.2%
  $ 291     Joint Repurchase Agreement,
              1.88%, 11-01-2002 (Note 2f) (Finance and
              Insurance)......................................      291
                                                                 ------
            Total short-term investments (cost $291)..........   $  291
                                                                 ======
            Total investments in securities (cost
              $6,353)(b)......................................   $5,567
                                                                 ======

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value.........................  $5,567
Collateral for securities lending transactions (Note 2d)....   1,460
Receivables:
  Fund shares sold..........................................       1
  Dividends and interest....................................       9
Other assets................................................       3
                                                              ------
Total assets................................................   7,040
                                                              ------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note 2d)........   1,460
  Fund shares redeemed......................................       4
  Payable for investment management and advisory fees (Note
    3)......................................................       4
  Accrued Expenses..........................................       3
                                                              ------
Total liabilities...........................................   1,471
                                                              ------
Net assets..................................................  $5,569
                                                              ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 300,000 shares authorized; 1,727 shares
  outstanding...............................................  $13,613
Accumulated net realized loss on investments and foreign
  currency transactions.....................................   (7,258)
Unrealized depreciation of investments in securities and the translations of assets and liabilities denominated in
  foreign currency..........................................     (786)
                                                              -------
Net assets..................................................  $ 5,569
                                                              =======

Class A
  Net asset value per share ($3,506 / 1,084 shares
    outstanding)..................................  $3.24
                                                    =====
Maximum offering price per share ($3.24 /94.5%)...  $3.43
                                                    =====
Class B
  Net asset value per share ($846 / 265 shares
    outstanding)..................................  $3.19
                                                    =====
Class C
  Net asset value per share ($736 / 231 shares
    outstanding)..................................  $3.19
                                                    =====
Maximum offering price per share ($3.19 /99.0%)...  $3.22
                                                    =====
Class Y
  Net asset value per share ($481 / 147 shares
    outstanding)..................................  $3.26
                                                    =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes was $6,623 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $   125
   Unrealized depreciation......................   (1,181)
                                                  -------
   Net unrealized depreciation..................  $(1,056)
                                                  =======

  (c) See Note 2b of acompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                        VALUE(C)
---------                                                      --------
COMMON STOCK -- 96.9%
           AUSTRALIA -- 1.1%
       18  Australia & New Zealand Banking Group Ltd.
             (Finance and Insurance).........................  $   183
                                                               -------
           BELGIUM -- 2.4%
       40  Dexia (Finance and Insurance).....................      389
                                                               -------
           BERMUDA -- 5.3%
      @21  Annuity & Life Re (Holdings) Ltd. (Finance and
             Insurance)......................................      100
      @25  Bank of Bermuda Ltd. (Finance and Insurance)......      775
                                                               -------
                                                                   875
                                                               -------
           FRANCE -- 4.3%
        9  BNP Paribas (Finance and Insurance)...............      351
        7  Societe Generale Class A (Finance and
             Insurance)......................................      360
                                                               -------
                                                                   711
                                                               -------
           IRELAND -- 1.8%
       21  Allied Irish Banks plc (Finance and Insurance)....      292
                                                               -------
           ITALY -- 5.0%
      219  UniCredito Italiano S.p.A. (Finance and
             Insurance)......................................      825
                                                               -------
           JAPAN -- 3.6%
       @@  Mitsubishi Tokyo Financial Group, Inc. (Finance
             and Insurance)..................................      274
       10  Promise Co. Ltd. (Finance and Insurance)..........      326
                                                               -------
                                                                   600
                                                               -------
           NETHERLANDS -- 1.4%
       17  Aegon N.V. (Finance and Insurance)................      225
                                                               -------
           PANAMA -- 0.2%
        8  Banco Latinoamericano de Exportaciones S.A. Class
             E ADR (Finance and Insurance)...................       25
                                                               -------
           SINGAPORE -- 1.5%
       32  United Overseas Bank Ltd. (Finance and
             Insurance)......................................      243
                                                               -------
           SPAIN -- 1.5%
        6  Banco Popular Espanol (Finance and Insurance).....      248
                                                               -------
           UNITED KINGDOM -- 8.8%
        1  Aviva plc (Finance and Insurance).................        6
       52  Royal Bank of Scotland Group plc (Finance and
             Insurance)......................................    1,233
       19  Standard Chartered plc (Finance and Insurance)....      221
                                                               -------
                                                                 1,460
                                                               -------

                                                                MARKET
 SHARES                                                        VALUE(C)
---------                                                      --------
           UNITED STATES -- 60.0%
       21  ACE Ltd. ADR (with rights) (Finance and
             Insurance)......................................  $   649
        9  Ambac Financial Group, Inc. (Finance and
             Insurance)......................................      575
       12  American International Group, Inc. (Finance and
             Insurance)......................................      738
       24  Bank of Hawaii Corp. (Finance and Insurance)......      702
       10  Bank One Corp. (Finance and Insurance)............      405
      @18  Cincinnati Financial Corp. (Finance and
             Insurance)......................................      688
       22  Citigroup, Inc. (Finance and Insurance)...........      809
      @29  Clark/Bardes, Inc.(a) (Finance and Insurance).....      485
        8  Fannie Mae (Finance and Insurance)................      535
       @4  Freddie Mac (Finance and Insurance)...............      277
      @14  Investment Technology Group, Inc. (with rights)(a)
             (Finance and Insurance).........................      451
       22  KeyCorp (Finance and Insurance)...................      530
       15  Marsh & McLennan Companies, Inc. (with rights)
             (Finance and Insurance).........................      710
       @8  MBIA, Inc. (Finance and Insurance)................      362
      @20  Merrill Lynch & Co., Inc. (Finance and
             Insurance)......................................      748
       12  Morgan Stanley Dean Witter & Co. (with rights)
             (Finance and Insurance).........................      448
      @10  PNC Financial Services Group, Inc. (with rights)
             (Finance and Insurance).........................      402
      @14  Reinsurance Group of America, Inc. (Finance and
             Insurance)......................................      379
                                                               -------
                                                                 9,893
                                                               -------
           Total common stock (cost $18,067).................  $15,969
                                                               =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.8%
     $456  Joint Repurchase Agreement,
             1.88%, 11/01/2002 (Note 2f) (Finance and
             Insurance)......................................  $   456
                                                               -------
           Total short-term investments (cost $456)..........  $   456
                                                               =======
           Total investments in securities (cost
             $18,522)(b).....................................  $16,425
                                                               =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value..............  $16,425
Foreign currency on deposit with custodian
  (cost $3)......................................        3
Collateral for securities lending transactions
  (Note 2d)......................................    2,676
Receivables:
  Investment securities sold.....................       92
  Fund shares sold...............................        4
  Dividends and interest.........................       22
Other assets.....................................        7
                                                   -------
Total assets.....................................   19,229
                                                   -------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2d)....................................    2,676
  Investment securities purchased................       50
  Payable for investment management and advisory
    fees (Note 3)................................       13
  Payable for distribution fees (Note 3).........        2
  Accrued Expenses...............................       11
                                                   -------
Total liabilities................................    2,752
                                                   -------
Net assets.......................................  $16,477
                                                   =======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  2,059 shares outstanding.......................  $20,586
Accumulated undistributed net investment
  income.........................................       58
Accumulated net realized loss on investments and
  foreign currency transactions..................   (2,070)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency....   (2,097)
                                                   -------
Net assets.......................................  $16,477
                                                   =======

Class A
  Net asset value per share ($9,739 / 1,212 shares
    outstanding)..................................  $8.03
                                                    =====
  Maximum offering price per share
    ($8.03 / 94.5%)...............................  $8.50
                                                    =====
Class B
  Net asset value per share ($2,755 / 348 shares
    outstanding)..................................  $7.92
                                                    =====
Class C
  Net asset value per share ($2,548 / 322 shares
    outstanding)..................................  $7.92
                                                    =====
  Maximum offering price per
    share($7.92 / 99.0%)..........................  $8.00
                                                    =====
Class Y
  Net asset value per share ($1,435 / 177 shares
    outstanding)..................................  $8.10
                                                    =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $18,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $   277
   Unrealized depreciation......................   (2,501)
                                                  -------
   Net unrealized depreciation..................  $(2,224)
                                                  =======

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL HEALTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.2%
            CHEMICAL MANUFACTURING -- 1.0%
     51     Bayer AG..........................................  $    982
     70     Connetics Corp.(a)................................       897
                                                                --------
                                                                   1,879
                                                                --------
            COMPUTER MANUFACTURING -- 1.5%
    100     Beckman Coulter, Inc. (with rights)...............     2,785
                                                                --------
            FINANCE -- INSURANCE CARRIERS -- .8%
     25     Anthem, Inc.(a)...................................     1,581
                                                                --------
            HEALTH CARE -- ELECTROMEDICAL MANUFACTURING --2.8%
    112     Guidant Corp.(a)..................................     3,327
     84     Waters Corp. (with rights)(a).....................     2,113
                                                                --------
                                                                   5,440
                                                                --------
            HEALTH CARE -- HEALTH AND PERSONAL CARE
            STORES -- 2.0%
    138     CVS Corp. ........................................     3,824
                                                                --------
            HEALTH CARE -- MEDICAL AND DIAGNOSTIC
            LABORATORIES -- 1.5%
    @13     Gen-Probe, Inc.(a)................................       261
    105     Laboratory Corp. of America Holdings (with
              rights)(a)......................................     2,523
                                                                --------
                                                                   2,784
                                                                --------
            HEALTH CARE -- MEDICAL EQUIPMENT & SUPPLIES --8.3%
    141     Baxter International, Inc. (with rights)..........     3,528
    144     Becton, Dickinson & Co. (with rights).............     4,237
   @627     Gambro AB Class B.................................     3,149
     76     St. Jude Medical, Inc. (with rights)(a)...........     2,692
   @137     Viasys Healthcare, Inc. (with rights)(a)..........     2,204
                                                                --------
                                                                  15,810
                                                                --------
            HEALTH CARE -- OUTPATIENT CARE CENTERS -- 2.9%
    122     Coventry Health Care, Inc. (with rights)(a).......     4,082
     63     Health Net, Inc. (with rights)(a).................     1,468
                                                                --------
                                                                   5,550
                                                                --------
            HEALTH CARE -- PHARMACEUTICAL & MEDICINE -- 49.4%
    324     Abbott Laboratories (with rights).................    13,587
    209     Abgenix, Inc. (with rights)(a)....................     1,420
   @286     Amylin Pharmaceuticals, Inc.(a)...................     4,974
    285     AstraZeneca plc ADR...............................    10,702
     57     AtheroGenics, Inc. (with rights)(a)...............       379
     80     Aventis S.A. ADR..................................     4,712
    @61     Cephalon, Inc.(a).................................     3,080
    168     Chugai Pharmaceutical Co. Ltd. ...................     1,377
    168     Eisai Co. Ltd. ...................................     3,627
     27     Forest Laboratories, Inc. (with rights)(a)........     2,685

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            HEALTH CARE -- PHARMACEUTICAL &
            MEDICINE -- (CONTINUED)
    183     Fujisawa Pharmaceutical Co. Ltd. .................  $  3,555
    199     Fujisawa Pharmaceutical Co. Ltd.(e)...............       311
    261     Genzyme Corp. -- General Division(a)..............     7,269
     88     ILEX Oncology, Inc. (with rights)(a)..............       540
    136     Lilly (Eli) & Co. (with rights)...................     7,576
     86     Novartis AG.......................................     3,263
     94     SangStat Medical Corp.(a).........................     1,762
    473     Schering-Plough Corp. (with rights)...............    10,094
   @281     Shionogi & Co. Ltd................................     3,223
     94     Vertex Pharmaceuticals, Inc.(a)...................     1,837
     93     Watson Pharmaceuticals, Inc.(a)...................     2,568
    178     Wyeth (with rights)...............................     5,963
                                                                --------
                                                                  94,504
                                                                --------
            HEALTH CARE -- DRUGS & DRUGGISTS SUNDRIES
            WHOLESALERS -- 2.4%
    155     McKesson Corp. ...................................     4,609
                                                                --------
            HEALTH CARE -- DRUGS AND DRUGGISTS' SUNDRIES
            MERCHANT -- 2.6%
     @9     Serono S.A. Class B...............................     5,033
                                                                --------
            HEALTH CARE -- SCIENTIFIC RESEARCH & DEVELOPMENT
            SERVICES -- 18.8%
     66     Amgen, Inc. (with rights)(a)......................     3,062
    236     Applera Corp. -- Celera Genomics Group(a).........     1,945
    210     Ciphergen Biosystems, Inc.(a).....................       614
   @151     CV Therapeutics, Inc. (with rights)(a)............     3,626
   @377     Elan Corp. plc ADR(a).............................       660
     56     Genentech, Inc.(a)................................     1,895
     90     Gilead Sciences, Inc.(a)..........................     3,113
    117     Human Genome Sciences, Inc. (with rights)(a)......     1,139
   @154     Medicines Co.(a)..................................     2,240
    141     Monsanto Co. .....................................     2,325
    252     Pharmacia Corp. (with rights).....................    10,853
   @105     Regeneron Pharmaceutical, Inc.(a).................     1,589
    201     Ribapharm, Inc.(a)................................       913
    198     Rigel Pharmaceuticals, Inc.(a)....................       297
   @123     Telik, Inc.(a)....................................     1,816
                                                                --------
                                                                  36,087
                                                                --------
            INFORMATION -- SOFTWARE APPLICATIONS &
            SERVICES -- 1.4%
    150     NDCHealth Corp. (with rights).....................     2,656
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYS DESIGN &
            RELATED -- 1.8%
     84     Cerner Corp.(a)...................................     2,991
    116     Eclipsys Corp. (with rights)(a)...................       565
                                                                --------
                                                                   3,556
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
 PROFESSIONAL,
 SCIENTIFIC
 AND
TECHNICAL
 SERVICES -- 2.0%
   @322     Exelixis, Inc.(a).................................  $  1,592
    166     Molecular Devices Corp. (with rights)(a)..........     2,231
                                                                --------
                                                                   3,823
                                                                --------
            Total Common Stock (cost $221,971)................  $189,921
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.8%
            FINANCE -- 0.8%
 $1,563     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  1,563
                                                                --------
            Total short-term investments
              (cost $1,563)...................................  $  1,563
                                                                ========
            Total investments in securities
              (cost $223,534)(b)..............................  $191,484
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value............   $191,484
Foreign currency on deposit with custodian
  (cost $1)....................................          1
Collateral for securities lending transactions
  (Note 2d)....................................     16,243
Receivables:
  Investment securities sold...................        234
  Fund shares sold.............................        256
  Dividends and interest.......................        317
Other assets...................................         61
                                                  --------
Total assets...................................    208,596
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2d)..................................     16,243
  Investment securities purchased..............        388
  Fund shares redeemed.........................        229
  Payable for investment management and
    advisory fees (Note 3).....................        158
  Payable for distribution fees (Note 3).......         24
  Accrued Expenses.............................         91
                                                  --------
Total liabilities..............................     17,133
                                                  --------
Net assets.....................................   $191,463
                                                  ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  16,913 shares outstanding....................   $221,219
Accumulated net realized gain on investments
  and foreign currency transactions............      2,291
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................    (32,047)
                                                  --------
Net asset......................................   $191,463
                                                  ========

Class A
  Net asset value per share ($101,881 / 8,921
    shares outstanding)..........................   $11.42
                                                    ======
  Maximum offering price per share
    ($11.42 / 94.5%).............................   $12.08
                                                    ======
Class B
  Net asset value per share ($45,659 / 4,076
    shares outstanding)..........................   $11.20
                                                    ======
Class C
  Net asset value per share ($43,042 / 3,840
    shares outstanding)..........................   $11.21
                                                    ======
  Maximum offering price per share
    ($11.21 / 99.0%).............................   $11.32
                                                    ======
Class Y
  Net asset value per share ($881 / 76 shares
    outstanding).................................   $11.61
                                                    ======

  (a)  Presently non-incoming producing

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $225,660 and the aggregate gross unrealized appreciation and depreciation based on that cost were:


   Unrealized appreciation..................................................  $8,802



   Unrealized depreciation..................................................  (42,978)
                                                                              -----



   Net unrealized depreciation..............................................  $(34,176)
                                                                              =====




  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 21.20% of total net assets as of October 31, 2002.

  (e) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security as of October 31, 2002, was $311, which represents .16% of total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.7%
            SERVICES -- 10.0%
    @81     Accenture Ltd. Class A(a).........................  $ 1,372
   @139     Cendant Corp.(a)..................................    1,601
    @29     CheckFree Corp.(a)................................      475
     72     Sun Microsystems, Inc. (with rights)(a)...........      213
                                                                -------
                                                                  3,661
                                                                -------
            TECHNOLOGY -- 88.7%
    273     Agere Systems, Inc. Class A(a)....................      238
    259     Agere Systems, Inc. Class B(a)....................      241
    107     AOL Time Warner, Inc. (with rights)(a)............    1,584
    @26     ATI Technologies, Inc. ADR(a).....................      167
     27     Broadcom Corp. Class A(a).........................      328
    209     Cisco Systems, Inc. (with rights)(a)..............    2,339
     50     Concord EFS, Inc.(a)..............................      713
     41     Dell Computer Corp. (with rights)(a)..............    1,164
     18     Emulex Corp.(a)...................................      316
     28     Fairchild Semiconductor Corp. Class A(a)..........      337
     68     First Data Corp. .................................    2,369
    114     Hewlett-Packard Co. ..............................    1,796
     94     Intel Corp. ......................................    1,631
     23     International Business Machines Corp. ............    1,847
     21     Intersil Corp. Class A(a).........................      360
     40     J.D. Edwards & Co. (with rights)(a)...............      479
    @20     Lexmark International, Inc.
              (with rights)(a)................................    1,200
    346     Maxtor Corp.(a)...................................    1,301
     84     Microsoft Corp.(a)................................    4,492
     57     Nokia Oyj ADR.....................................      942
    @70     OmniVision Technologies, Inc.(a)..................      788
    223     Oracle Corp. (with rights)(a).....................    2,283
    @14     QLogic Corp. (with rights)(a).....................      473
     20     QUALCOMM, Inc.(a).................................      694
     45     RF Micro Devices, Inc. (with rights)(a)...........      383
     61     Sabre Holdings Corp.(a)...........................    1,177
      6     Samsung Electronics Co. Ltd. .....................      814
    @71     STMicroelectronics N.V............................    1,389
     73     VeriSign, Inc. (with rights)(a)...................      587
                                                                -------
                                                                 32,432
                                                                -------
            Total common stock (cost $40,498).................  $36,093
                                                                =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 4.1%
            FINANCE -- 4.1%
 $1,501     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $ 1,501
                                                                -------
            Total short-term investments
              (cost $1,501)...................................  $ 1,501
                                                                =======
            Total investments in securities
              (cost $41,999)(b)...............................  $37,594
                                                                =======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...............  $ 37,594
Collateral for securities lending transactions
  (Note 2d).......................................     4,325
Receivables:
  Investment securities sold......................       974
  Fund shares sold................................        57
Other assets......................................        10
                                                    --------
Total assets......................................    42,960
                                                    --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2d)...........................................     4,325
  Investment securities purchased.................     1,994
  Fund shares redeemed............................        31
  Payable for investment management and advisory
    fees (Note 3).................................        28
  Payable for distribution fees (Note 3)..........         4
  Accrued Expenses................................        15
                                                    --------
Total liabilities.................................     6,397
                                                    --------
Net assets........................................  $ 36,563
                                                    ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  12,393 shares outstanding.......................  $113,840
Accumulated net realized loss on investments......   (72,872)
Unrealized depreciation of investments in
  securities......................................    (4,405)
                                                    --------
Net assets........................................  $ 36,563
                                                    ========

Class A
  Net asset value per share ($18,321 / 6,152 shares
    outstanding)...................................  $2.98
                                                     =====
  Maximum offering price per share(
    $2.98 / 94.5%).................................  $3.15
                                                     =====
Class B
  Net asset value per share ($8,170 / 2,799 shares
    outstanding)...................................  $2.92
                                                     =====
Class C
  Net asset value per share ($9,560 / 3,272 shares
    outstanding)...................................  $2.92
                                                     =====
  Maximum offering price per share
    ($2.92 / 99.0%)................................  $2.95
                                                     =====
Class Y
  Net asset value per share ($512 / 170 shares
    outstanding)...................................  $3.01
                                                     =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $44,536 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $ 2,356
   Unrealized depreciation......................   (9,298)
                                                  -------
   Net unrealized depreciation..................  $(6,942)
                                                  =======

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.06% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.0%
            AUSTRALIA -- 4.5%
    55      Australian Pipeline Trust (Pipeline
              Transportation).................................   $   81
    60      Computershare Ltd. (Computer and Electronic
              Product Manufacturing)..........................       74
   102      David Jones Ltd. (Retail Trade)...................       61
    11      Santos Ltd. (Pipeline Transportation).............       37
    16      Southern Cross Broadcasting Ltd. (Arts,
              Entertainment, and Recreation)..................       80
                                                                 ------
                                                                    333
                                                                 ------
            BRAZIL -- 0.2%
     8      Companhia de Concessoes Rodoviarias(a) (Support
              Activities for Transportation)..................       12
                                                                 ------
            DENMARK -- 2.5%
     6      Novozymes A/S Class B (Health Care and Social
              Assistance).....................................      100
     2      Radiometer A/S Class B (Health Care and Social
              Assistance).....................................       82
                                                                 ------
                                                                    182
                                                                 ------
            FINLAND -- 1.3%
     7      Pohjola Group plc (Finance and Insurance).........       92
                                                                 ------
            FRANCE -- 12.5%
     2      Camaieu (Retail Trade)............................       61
     3      Cegedim S.A. (Professional, Scientific, and
              Technical Services).............................       83
     1      Cegid (Computer and Electronic Product
              Manufacturing)..................................       25
    @5      Clarins S.A. (Miscellaneous Manufacturing)........      151
     1      Dassault Systemes S.A. (Information)..............       27
     1      Eiffage S.A. (Construction).......................      106
    15      Generale de Sante(a) (Health Care and Social
              Assistance).....................................      150
     8      NRJ Group (Arts, Entertainment, and Recreation)...      133
     4      Societe Bic S.A. (Wholesale Trade)................      120
    @2      Wavecom S.A.(a) (Information).....................       62
                                                                 ------
                                                                    918
                                                                 ------
            GERMANY -- 4.3%
     8      GfK AG (Professional, Scientific, and Technical
              Services).......................................      107
     2      Hornbach Holding AG (Retail Trade)................       81
     7      Jungheinrich AG (Machinery Manufacturing).........       56
    23      MWG-Biotech AG(a) (Health Care and Social
              Assistance).....................................       14
     3      Vossloh AG (Electrical Equipment, Appliance
              Manufacturing)..................................       60
                                                                 ------
                                                                    318
                                                                 ------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            HONG KONG -- 3.5%
   490      Bejing Capital International Airport Co. Ltd. (Air
              Transportation).................................   $  104
   146      Cosco Pacific Ltd. (Transportation Equipment
              Manufacturing)..................................      117
  @134      Tingyi Holding Corp. (Food Manufacturing).........       37
                                                                 ------
                                                                    258
                                                                 ------
            ITALY -- 6.8%
   @30      Banca Popolare di Milano Scrl (Finance and
              Insurance)......................................      105
   @15      Caltagirone Editore S.p.A. (Arts, Entertainment,
              and Recreation).................................       84
     7      Ericsson S.p.A. (Computer and Electronic Product
              Manufacturing)..................................      137
    16      Mondadori (Arnoldo) Editore S.p.A. (Arts,
              Entertainment, and Recreation)..................       98
    14      Saipem S.p.A. (Construction)......................       75
                                                                 ------
                                                                    499
                                                                 ------
            JAPAN -- 30.5%
    @8      Alpine Electronics, Inc. (Computer and Electronic
              Product Manufacturing)..........................       93
    11      Banyu Pharmaceutical Co. Ltd. (Health Care and
              Social Assistance)..............................      101
     1      BML, Inc. (Health Care and Social Assistance).....       27
   @21      Chugoku Bank Ltd. (Finance and Insurance).........      127
     5      FUJIMI, Inc. (Nonmetallic Mineral Product
              Manufacturing)..................................       99
    30      Higo Bank Ltd. (Finance and Insurance)............      115
    11      Hokuetsu Paper Mills Ltd. (Arts, Entertainment,
              and Recreation).................................       59
     4      Hutech Norin Co. Ltd. (Truck Transportation)......       44
    19      INES Corp. (Arts, Entertainment, and
              Recreation).....................................      104
    18      Kikkoman Corp. (Food Manufacturing)...............      107
     8      Kirin Beverage Corp. (Beverage and Tobacco Product
              Manufacturing)..................................      136
     6      Kissei Pharmaceutical Co. Ltd. (Health Care and
              Social Assistance)..............................       72
   @45      Meiji Seika Kaisha Ltd. (Food Manufacturing)......      113
    39      Mitsui-Soko Co. Ltd (Support Activities for
              Transportation).................................       72
     9      N.I.C. Corp. (Professional, Scientific, and
              Technical Services).............................      120
     5      Nagaileben Co. Ltd (Apparel Manufacturing)........      108
   @31      Nippon Shinyaku Co. Ltd. (Health Care and Social
              Assistance).....................................      141
   @10      Santen Pharmaceutucal Co. Ltd. (Health Care and
              Social Assistance)..............................       91
     7      Shimano, Inc. (Arts, Entertainment, and
              Recreation).....................................      109

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
   @10      SRL, Inc. (Health Care and Social Assistance).....   $   82
    10      Towa Pharmaceutical Co. Ltd. (Health Care and
              Social Assistance)..............................      135
     5      Tsuruha Co. Ltd. (Retail Trade)...................      109
     3      Tsutsumi Jewelry Co. Ltd. (Retail Trade)..........       73
                                                                 ------
                                                                  2,237
                                                                 ------

            NETHERLANDS -- 4.3%
     2      IHC Caland N.V. (Machinery Manufacturing).........      100
     8      SNT Groep N.V.(a) (Management of Companies and
              Enterprises)....................................      115
     5      Volker Wessels Stevin N.V. (Construction).........      102
                                                                 ------
                                                                    317
                                                                 ------
            NEW ZEALAND -- 0.9%
    36      Tower Ltd. (Finance and Insurance)................       63
                                                                 ------
            PORTUGAL -- 1.8%
    19      Vodafone Telecel-Comunicacoes Pessoais S.A.
              (Information)...................................      132
                                                                 ------
            SINGAPORE -- 1.0%
    17      Fraser & Neave Ltd. (Beverage and Tobacco Product
              Manufacturing)..................................       74
                                                                 ------
            SOUTH KOREA -- 4.1%
     1      Cheil Communications, Inc. (Professional,
              Scientific, and Technical Services).............       65
    19      Koram Bank(a) (Finance and Insurance).............      121
     1      Nong Shim Co. Ltd. (Wholesale Trade)..............       55
    @@      Shinsegae Co. Ltd. (Retail Trade).................       59
                                                                 ------
                                                                    300
                                                                 ------
            SPAIN -- 1.7%
    34      Telefonica Publicidad e Informacion S.A.
              (Professional, Scientific, and Technical
              Services).......................................      122
                                                                 ------
            SWEDEN -- 4.5%
    13      Alfa Laval AB(a) (Fabricated Metal Product
              Manufacturing)..................................       97
     3      Autoliv, Inc. (Motor Vehicle & Parts
              Manufacturing)..................................       58
    19      Eniro AB (Arts, Entertainment, and Recreation)....      114
    14      Intrum Justitia AB(a) (Management of Companies and
              Enterprises)....................................       61
                                                                 ------
                                                                    330
                                                                 ------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            UNITED KINGDOM -- 13.6%
    26      Abbot Group plc (Miscellaneous Manufacturing).....   $   57
    26      Alvis plc (Miscellaneous Manufacturing)...........       60
    81      Arm Holdings plc(a) (Computer and Electronic
              Product Manufacturing)..........................       72
     5      Cobham plc (Miscellaneous Manufacturing)..........       72
    27      Croda International plc (Chemical
              Manufacturing)..................................      112
    47      Informa Group plc (Information)...................      111
    29      Logica plc (Professional, Scientific, and
              Technical Services).............................       72
    @8      NDS Group plc ADR(a) (Information)................       60
     7      Oxford Glycosciences plc(a) (Health Care and
              Social Assistance)..............................       17
    50      RM plc (Educational Services).....................       47
    64      Securicor plc (Public Administration).............      105
    55      Shanks Group plc (Administrative Waste Management
              and Remediation)................................       67
    21      St. James's Place Capital plc (Finance and
              Insurance)......................................       40
    10      Ultra Electronics Holdings plc (Electrical
              Equipment, Appliance Manufacturing).............       69
     9      UMECO plc (Miscellaneous Manufacturing)...........       37
                                                                 ------
                                                                    998
                                                                 ------
            Total common stock (cost $7,780)..................   $7,185
                                                                 ======
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.9%
            FINANCE -- 1.9%
  $142      Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Finance and Insurance) (Note
              2f).............................................   $  142
                                                                 ------
            Total short-term investments (cost $142)..........   $  142
                                                                 ======
            Total investments in securities (cost
              $7,922)(b)......................................   $7,327
                                                                 ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............   $7,327
Collateral for securities lending transactions
  (Note 2d)......................................      630
Receivables:
  Investment securities sold.....................      143
  Fund shares sold...............................        2
  Dividends and interest.........................       24
Other assets.....................................       19
                                                    ------
Total assets.....................................    8,145
                                                    ------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2d)..........................................      630
  Investment securities purchased................      147
  Payable for investment management and advisory
    fees (Note 3)................................        6
  Accrued Expenses...............................       10
                                                    ------
Total liabilities................................      793
                                                    ------
Net assets.......................................   $7,352
                                                    ======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  879 shares outstanding.........................  $  8,528
Accumulated undistributed net investment
  income.........................................        18
Accumulated net realized loss on investments and
  foreign currency transactions..................      (599)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency....      (595)
                                                   --------
Net assets.......................................  $  7,352
                                                   ========

Class A
  Net asset value per share ($4,598 / 549 shares
    outstanding)...................................  $8.37
                                                     =====
  Maximum offering price per share
    ($8.37 / 94.5%)................................  $8.86
                                                     =====
Class B
  Net asset value per share ($926 / 111 shares
    outstanding)...................................  $8.34
                                                     =====
Class C
  Net asset value per share ($859 / 104 shares
    outstanding)...................................  $8.28
                                                     =====
  Maximum offering price per share
    ($8.28 / 99.0%)................................  $8.36
                                                     =====
Class Y
  Net asset value per share ($969 / 115 shares
    outstanding)...................................  $8.43
                                                     =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $8,116 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $ 182
   Unrealized depreciation......................   (971)
                                                  -----
   Net unrealized depreciation..................  $(789)
                                                  =====

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pounds (Buy)             $ 27               $ 27           11/01/2002              $ --
Euro (Buy)                         26                 26           11/05/2002                --
Japanese Yen (Buy)                 63                 63           11/05/2002                --
Japanese Yen (Buy)                 30                 30           11/06/2002                --
Swiss Francs (Sell)                (2)                (2)          11/01/2002                --
Euro (Sell)                        (6)                (6)          11/01/2002                --
British Pounds (Sell)             (52)               (52)          11/01/2002                --
Hong Kong Dollar (Sell)           (19)               (19)          11/04/2002                --
British Pounds (Sell)             (23)               (23)          11/04/2002                --
British Pounds (Sell)             (21)               (21)          11/05/2002                --
Australian Dollar (Sell)          (19)               (19)          11/06/2002                --
                                                                                           ----
                                                                                           $ --
                                                                                           ====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 2.8%
    @25     Cabot Microelectronics Corp.(a)...................  $  1,121
     13     Cambrex Corp. ....................................       353
     34     Crompton Corp. (with rights)......................       227
     23     Schweitzer-Mauduit International, Inc. ...........       578
     35     Shaw Group, Inc. (with rights)(a).................       528
     97     Stillwater Mining Co. (with rights)(a)............       778
                                                                --------
                                                                   3,585
                                                                --------
            CAPITAL GOODS -- 2.2%
     46     Axcelis Technologies, Inc.(a).....................       246
     48     Callaway Golf Co. ................................       586
     14     DuPont Photomasks, Inc. (with rights)(a)..........       301
     14     Graco, Inc. (with rights).........................       391
     77     Mattson Technology, Inc.(a).......................       154
     24     Moog, Inc. Class A(a).............................       627
    @38     Nautilus Group, Inc.(a)...........................       529
                                                                --------
                                                                   2,834
                                                                --------
            CONSUMER CYCLICAL -- 14.4%
     76     AFC Enterprises, Inc.(a)..........................     1,387
     39     AnnTaylor Stores Corp. (with rights)(a)...........       914
     13     CEC Entertainment, Inc.(a)........................       364
     68     Chico's FAS, Inc.(a)..............................     1,303
     32     Columbia Sportswear Co.(a)........................     1,291
     43     Furniture Brands International, Inc. (with
              rights)(a)......................................       968
     33     Genesco, Inc. (with rights)(a)....................       531
     15     Granite Construction, Inc. .......................       242
     41     Hollywood Entertainment Corp.(a)..................       802
     38     Hot Topic, Inc.(a)................................       741
     51     J. Jill Group, Inc.(a)............................     1,093
     66     Owens & Minor, Inc. ..............................       972
     58     Pacific Sunwear of California, Inc.(a)............     1,367
     51     PolyMedica Corp.(a)...............................     1,434
     36     RARE Hospitality International, Inc.(a)...........       958
     21     Reebok International Ltd. (with rights)(a)........       590
     21     Sonic Corp.(a)....................................       491
    407     SONICblue, Inc.(a)................................       167
     53     Too, Inc. (with rights)(a)........................     1,333
     89     Tweeter Home Entertainment Group, Inc.(a) ........       698
     76     Vans, Inc.(a).....................................       350
     48     Wild Oats Markets, Inc.(a)........................       540
                                                                --------
                                                                  18,536
                                                                --------
            CONSUMER STAPLES -- 2.0%
     35     Constellation Brands, Inc. Class A(a).............       897
     32     Hain Celestial Group, Inc.(a).....................       457
     50     Sensient Technologies Corp. ......................     1,220
                                                                --------
                                                                   2,574
                                                                --------
            ENERGY -- 3.6%
     38     Cabot Oil & Gas Corp. ............................       842
     86     Chesapeake Energy Corp. (with rights).............       602
     78     Global Power Equipment Group, Inc.(a).............       322
     44     Patina Oil & Gas Corp. (with rights)..............     1,291

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            ENERGY -- (CONTINUED)
     31     Unit Corp.(a).....................................  $    604
     39     XTO Energy, Inc. (with rights)....................       946
                                                                --------
                                                                   4,607
                                                                --------
            FINANCE AND INSURANCE -- 15.6%
     18     American Capital Strategies Ltd. .................       362
     33     AMERIGROUP Corp.(a)...............................       973
     40     Arden Realty, Inc. (REIT).........................       858
     37     Brookline Bancorp, Inc. ..........................       417
     26     Camden Property Trust (REIT)......................       802
     34     Chelsea Property Group, Inc. .....................     1,100
     25     Citizens Banking Corp. (with rights)..............       606
     83     Clark/Bardes, Inc.(a).............................     1,406
     25     Downey Financial Corp. ...........................       964
     12     Financial Federal Corp.(a)........................       333
     35     FNB Corp. ........................................       997
     15     Hancock Holding Co. ..............................       725
     25     Hanmi Financial Corp.(a)..........................       378
     68     Investment Technology Group, Inc. (with
              rights)(a)......................................     2,164
     16     Jefferies Group, Inc. ............................       662
    @50     Metris Companies, Inc.............................       143
    147     NetBank, Inc. (with rights)(a)....................     1,448
      9     Pacific Northwest Bancorp.........................       214
     27     People's Bank.....................................       664
     24     PS Business Parks, Inc. ..........................       751
     65     Reinsurance Group of America, Inc. ...............     1,781
     38     Staten Island Bancorp, Inc. ......................       700
     19     Sun Communities, Inc. (REIT)......................       640
      8     Texas Regional Bancshares, Inc. Class A...........       251
     20     Whitney Holding Corp. ............................       669
                                                                --------
                                                                  20,008
                                                                --------
            HEALTH CARE -- 15.6%
     54     Abgenix, Inc. (with rights)(a)....................       364
     55     Amylin Pharmaceuticals, Inc.(a)...................       958
     15     Cephalon, Inc.(a).................................       774
    198     Ciphergen Biosystems, Inc.(a).....................       580
     42     CONMED Corp.(a)...................................       824
     26     Coventry Health Care, Inc. (with rights)(a).......       867
     48     CV Therapeutics, Inc. (with rights)(a)............     1,142
     30     Edwards Lifesciences Corp.(a).....................       781
     29     Gene Logic, Inc.(a)...............................       223
    156     Genzyme Corp. -- Genzyme Biosurgery Division(a)...       342
    129     Genzyme Molecular Oncology(a).....................       272
     80     Guilford Pharmaceuticals, Inc.(a).................       402
     34     ILEX Oncology, Inc. (with rights)(a)..............       212
    171     Incyte Genomics, Inc.(a)..........................       846
     55     MedCath Corp.(a)..................................       624
     14     Neurocrine Biosciences, Inc.(a)...................       642
     33     Neurogen Corp.(a).................................       217
     25     NPS Pharmaceuticals, Inc.(a)......................       644
     32     Ocular Sciences, Inc.(a)..........................       694
     30     OSI Pharmaceuticals, Inc. (with rights)(a)........       514
     70     Perrigo Co.(a)....................................       877
     60     Pharmacopeia, Inc.(a).............................       588

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
    128     PRAECIS Pharmaceuticals, Inc. (with rights)(a)....  $    349
     59     Regeneron Pharmaceutical, Inc.(a).................       891
     33     Respironics, Inc.(a)..............................     1,067
     54     SangStat Medical Corp.(a).........................       998
   @192     Sequenom, Inc. (with rights)(a)...................       447
    236     Triangle Pharmaceuticals, Inc. (with rights)(a)...       780
     62     Vertex Pharmaceuticals, Inc.(a)...................     1,212
     42     Viasys Healthcare, Inc. (with rights)(a)..........       677
                                                                --------
                                                                  19,808
                                                                --------
            SERVICES -- 17.1%
     63     Argosy Gaming Co.(a)..............................     1,269
     40     Beasley Broadcast Group, Inc. Class A(a)..........       511
     19     Black Box Corp.(a)................................       803
     28     Caminus Corp.(a)..................................        70
     32     Cerner Corp.(a)...................................     1,157
     37     CheckFree Corp.(a)................................       599
      8     Cognizant Technology Solutions Corp.(a)...........       516
    100     Exelixis, Inc.(a).................................       496
    166     Gartner, Inc. Class A(a)..........................     1,327
    222     Hollywood Media Corp.(a)..........................       285
    151     IDX Systems Corp.(a)..............................     2,343
     90     ITT Educational Services, Inc.(a).................     1,964
     34     Jacobs Engineering Group, Inc.(a).................     1,039
     14     Lee Enterprises, Inc. (with rights)...............       464
     23     MAXIMUS, Inc.(a)..................................       461
     62     Mentor Graphics Corp. (with rights)(a)............       588
    105     Molecular Devices Corp. (with rights)(a)..........     1,419
     57     Per-Se Technologies, Inc.(a)......................       486
    @54     Pre-Paid Legal Services, Inc.(a)..................     1,153
     60     PRG-Schultz International, Inc.(a)................       560
    101     Radiant Systems, Inc.(a)..........................     1,093
    123     Right Management Consultants, Inc.(a).............     1,617
     20     Stratos Lightwave, Inc. (with rights)(a)..........       109
    292     UnitedGlobalCom, Inc. Class A(a)..................       552
     17     Viad Corp. .......................................       336
     34     Watson Wyatt & Co. Holdings, Inc.(a)..............       672
                                                                --------
                                                                  21,889
                                                                --------
            TECHNOLOGY -- 21.1%
     80     Aclara BioSciences, Inc. (with rights)(a).........       155
     57     Actel Corp.(a)....................................       929
     24     Activision, Inc.(a)...............................       498
    255     Actuate Corp.(a)..................................       464
     73     Agile Software Corp. (with rights)(a).............       495
     20     Benchmark Electronics, Inc. (with rights)(a)......       456
    152     Cirrus Logic, Inc.(a).............................       502
     25     Credence Systems Corp. (with rights)(a)...........       208
     28     CSG Systems International, Inc.(a)................       367
     27     Cymer, Inc.(a)....................................       671

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
     15     DRS Technologies, Inc.(a).........................  $    497
     63     Electronics for Imaging, Inc.(a)..................     1,141
     38     Emulex Corp.(a)...................................       691
     29     Exar Corp.(a).....................................       365
    119     Extreme Networks, Inc. (with rights)(a)...........       502
     57     FileNET Corp.(a)..................................       614
     42     Fisher Scientific International, Inc.(a)..........     1,213
     18     FLIR Systems, Inc.(a).............................       871
    130     General Communication, Inc. Class A(a)............       603
     28     Helix Technology Corp. ...........................       281
     26     IDT Corp.(a)......................................       456
     27     IDT Corp. Class B(a)..............................       427
     20     Intrado, Inc.(a)..................................       193
     39     J.D. Edwards & Co. (with rights)(a)...............       466
     26     Kronos, Inc.(a)...................................       943
    120     Manufacturers' Services Ltd.(a)...................       515
    238     Maxtor Corp.(a)...................................       894
    329     MRV Communications, Inc.(a).......................       372
     63     Powerwave Technologies, Inc. (with rights)(a).....       290
    147     Quovadx, Inc.(a)..................................       228
     44     Rayovac Corp.(a)..................................       627
     47     REMEC, Inc. (with rights)(a)......................       151
     16     Roper Industries, Inc. ...........................       606
     73     Roxio, Inc. (with rights)(a)......................       224
    185     RSA Security, Inc.(a).............................       825
     30     SanDisk Corp.(a)..................................       583
     73     Silicon Storage Technology, Inc.(a)...............       326
    161     Sycamore Networks, Inc.(a)........................       402
    122     Tekelec(a)........................................     1,060
    155     TeleCommunication Systems, Inc. Class A(a)........       276
     40     Therma-Wave, Inc.(a)..............................        25
    189     Trizetto Group, Inc. (with rights)(a).............     1,149
    131     US Unwired, Inc.(a)...............................        58
     57     Varian, Inc. (with rights)(a).....................     1,665
     55     Veeco Instruments, Inc.(a)........................       664
     26     Verity, Inc.(a)...................................       234
    164     Vignette Corp. (with rights)(a)...................       174
    307     Visual Networks, Inc.(a)..........................       268
    238     Western Digital Corp. (with rights)(a)............     1,476
                                                                --------
                                                                  27,100
                                                                --------
            TRANSPORTATION -- 3.7%
     94     AirTran Holdings, Inc.(a).........................       356
     55     Atlantic Coast Airlines Holdings, Inc. (with
              rights)(a)......................................       727
     18     ExpressJet Holdings, Inc.(a)......................       202
     25     Kansas City Southern(a)...........................       353
      9     Landstar System, Inc.(a)..........................       444
     12     Polaris Industries, Inc. (with rights)............       787
     12     SCS Transportation, Inc.(a).......................       112
     18     USFreightways Corp. ..............................       520

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALLCAP GROWTH FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
     30     Werner Enterprises, Inc. .........................  $    607
     25     Yellow Corp.(a)...................................       681
                                                                --------
                                                                   4,789
                                                                --------
            Total common stock (cost $164,659)................  $125,730
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.5%
            FINANCE -- 1.5%
 $1,457     Repurchase Agreement,
              1.88%, 11-01-2002 (Note 2f).....................  $  1,457
      4     U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................         4
    450     U.S. Treasury Bill, 1.57%, 01/09/2003(e)..........       449
                                                                ========
            Total short-term investments
              (cost $1,910)...................................  $  1,910
                                                                ========
            Total investments in securities
              (cost $166,569)(b)..............................  $127,640
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $127,640
Cash............................................         1
Collateral for securities lending transactions
  (Note 2)......................................     3,741
Receivables:
  Investment securities sold....................       761
  Fund shares sold..............................        62
  Dividends and interest........................        36
Other assets....................................        47
                                                  --------
Total assets....................................   132,288
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2)..........................................     3,741
  Investment securities purchased...............       111
  Fund shares redeemed..........................        88
  Payable for investment management and advisory
    fees (Note 3)...............................        99
  Payable for distribution fees (Note 3)........        14
  Accrued Expenses..............................        23
  Variation Margin Payable......................         6
                                                  --------
Total liabilities...............................     4,082
                                                  --------
Net assets......................................  $128,206
                                                  ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 100,000 shares authorized;
  8,445 shares outstanding......................  $248,635
Accumulated net realized loss on investments....   (81,474)
Unrealized depreciation of investments in
  securities....................................   (38,955)
                                                  --------
Net assets......................................  $128,206
                                                  ========

Class A
  Net asset value per share ($3,457 / 222 shares
    outstanding)..................................  $15.57
                                                    ======
  Maximum offering price per share
    ($15.57 / 94.5%)..............................  $16.48
                                                    ======
Class B
  Net asset value per share ($1,756 / 122 shares
    outstanding)..................................  $14.36
                                                    ======
Class C
  Net asset value per share ($1,432 / 100 shares
    outstanding)..................................  $14.35
                                                    ======
  Maximum offering price per share
    ($14.35 / 99.0%)..............................  $14.49
                                                    ======
Class H
  Net asset value per share ($16,675 / 1,161
    shares outstanding)...........................  $14.37
                                                    ======
Class L
  Net asset value per share ($86,414 / 5,554
    shares outstanding)...........................  $15.56
                                                    ======
  Maximum offering price per share
    ($15.56 / 95.25%).............................  $16.34
                                                    ======
Class M
  Net asset value per share ($13,714 / 955 shares
    outstanding)..................................  $14.36
                                                    ======
Class N
  Net asset value per share ($4,757 / 331 shares
    outstanding)..................................  $14.37
                                                    ======
Class Y
  Net asset value per share ($1 / @@ shares
    outstanding)..................................  $15.61
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $167,311 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................  $  8,756
   Unrealized depreciation.....................   (48,427)
                                                 --------
   Net unrealized depreciation.................  $(39,671)
                                                 ========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (e)  Security pledged as initial margin deposit for 6 open Russell 2000 Index
       December 2002 long futures contracts. As of October 31, 2002, these contracts had a value of $1,121 with unrealized depreciation of $26.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 94.5%
            BASIC MATERIALS -- 2.7%
    230     Crompton Corp. (with rights)......................  $  1,522
    124     Harmony Gold Mining Co. Ltd. .....................     1,620
     85     IMC Global, Inc. (with rights)....................       935
    112     PolyOne Corp. ....................................       897
                                                                --------
                                                                   4,974
                                                                --------
            CAPITAL GOODS -- 8.1 %
    110     AGCO Corp.(a).....................................     2,800
     49     DALSA Corp.(a)....................................       537
     55     Leapfrog Enterprises, Inc.(a).....................     1,498
   @118     Multimedia Games, Inc.(a).........................     2,609
    151     Pall Corp. (with rights)..........................     2,616
    162     Rudolph Technologies, Inc.(a).....................     2,763
    307     Scientific Games Corp.(a).........................     2,342
                                                                --------
                                                                  15,165
                                                                --------
            CONSUMER CYCLICAL -- 7.3 %
    145     A.C. Moore Arts & Crafts, Inc.(a).................     2,288
    114     Chicago Pizza & Brewery, Inc.(a)..................       949
     15     Granite Construction, Inc. .......................       244
    189     Hollywood Entertainment Corp.(a)..................     3,714
     36     J. Jill Group, Inc.(a)............................       781
     46     O'Reilly Automotive, Inc. (with rights)(a)........     1,258
     70     Pacific Sunwear of California, Inc.(a)............     1,638
     44     Panera Bread Co. Class A(a).......................     1,419
     84     Steven Madden Ltd. (with rights)(a)...............     1,432
                                                                --------
                                                                  13,723
                                                                --------
            CONSUMER STAPLES -- 4.8%
    135     Bunge Ltd. .......................................     3,422
    100     Interstate Bakeries Corp. (with rights)...........     2,492
    128     Peet's Coffee & Tea, Inc.(a)......................     1,847
    179     Swedish Match AB..................................     1,289
                                                                --------
                                                                   9,050
                                                                --------
            ENERGY -- 7.7%
    382     Chesapeake Energy Corp. (with rights).............     2,667
     46     Cimarex Energy Co.(a).............................       725
    107     ElkCorp (with rights).............................     1,682
     64     Helmerich & Payne, Inc. ..........................     1,826
     84     Patina Oil & Gas Corp. (with rights)..............     2,453
    124     Willbros Group, Inc. (with rights)(a).............       919
    170     XTO Energy, Inc. (with rights)....................     4,092
                                                                --------
                                                                  14,364
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- 11.3%
    119     AMERIGROUP Corp.(a)...............................  $  3,461
     80     Arch Capital Group Ltd.(a)........................     2,252
     49     Camden Property Trust (REIT)......................     1,522
     72     Chelsea Property Group, Inc. .....................     2,342
     78     Federated Investors, Inc. Class B.................     2,095
     44     First Niagara Financial Group, Inc. ..............     1,332
     51     FNB Corp. ........................................     1,480
    436     HealthExtras, Inc.(a).............................     1,656
     74     Investment Technology Group, Inc. (with
              rights)(a)......................................     2,369
     69     iShares Russell 2000 Growth Index Fund............     2,708
                                                                --------
                                                                  21,217
                                                                --------
            HEALTH CARE -- 16.5%
    179     Abgenix, Inc. (with rights)(a)....................     1,218
     60     AmSurg Corp. (with rights)(a).....................     1,680
    204     Array BioPharma, Inc. (with rights)(a)............     1,696
     53     Coventry Health Care, Inc. (with rights)(a).......     1,763
    @79     CV Therapeutics, Inc. (with rights)(a)............     1,888
    132     Edwards Lifesciences Corp.(a).....................     3,402
     76     Human Genome Sciences, Inc. (with rights)(a)......       741
    @42     InterMune, Inc.(a)................................     1,525
    105     NPS Pharmaceuticals, Inc.(a)......................     2,724
    217     Option Care, Inc.(a)..............................     1,694
     78     Orthofix International N.V.(a)....................     1,978
    210     Quintiles Transnational Corp. (with rights)(a)....     2,263
    140     SangStat Medical Corp.(a).........................     2,609
    170     STERIS Corp.(a)...................................     4,510
     65     Vertex Pharmaceuticals, Inc.(a)...................     1,280
                                                                --------
                                                                  30,971
                                                                --------
            SERVICES -- 9.9%
   @148     Administaff, Inc.(a)..............................       899
    186     AMC Entertainment, Inc.(a)........................     1,313
     25     AMN Healthcare Services, Inc.(a)..................       359
     71     Business Objects S.A. ADR(a)......................     1,051
     34     Cerner Corp.(a)...................................     1,210
     94     Cumulus Media, Inc. Class A(a)....................     1,615
     18     Entercom Communications Corp.(a)..................       888
     34     G & K Services, Inc. Class A (with rights)........     1,076
    158     Moore Corp. Ltd.(a)...............................     1,751
    185     Pinnacle Systems, Inc.(a).........................     2,195
   @212     PracticeWorks, Inc.(a)............................     1,115
   @197     Station Casinos, Inc.(a)..........................     3,538
     32     VCA Antech, Inc.(a)...............................       484
     83     Wynn Resorts Ltd.(a)..............................     1,050
                                                                --------
                                                                  18,544
                                                                --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALL COMPANY FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
 TECHNOLOGY -- 21.2%
    763     Actuate Corp.(a)..................................  $  1,388
    520     ASE Test Ltd. ADR(a)..............................     2,215
    244     Borland Software Corp. (with rights)(a)...........     3,278
    126     Cognex Corp.(a)...................................     2,396
     72     Cognos, Inc.(a)...................................     1,430
     22     DENTSPLY International, Inc. .....................       808
    154     Fairchild Semiconductor Corp. Class A(a)..........     1,835
     37     Harman International Industries, Inc. (with
              rights).........................................     2,099
    131     Hyperion Solutions Corp. (with rights)(a).........     3,532
    226     J.D. Edwards & Co. (with rights)(a)...............     2,675
    267     Networks Associates, Inc.(a)......................     4,240
    336     Nextel Partners, Inc. Class A(a)..................     2,390
    188     OraSure Technologies, Inc. (with rights)(a).......       954
    262     Pericom Semiconductor Corp.(a)....................     2,250
    220     Rational Software Corp.(a)........................     1,456
     25     Teledyne Technologies, Inc.(a)....................       358
     49     Varian, Inc. (with rights)(a).....................     1,431
    231     VeriSign, Inc. (with rights)(a)...................     1,860
    516     Western Digital Corp. (with rights)(a)............     3,192
                                                                --------
                                                                  39,787
                                                                --------
            TRANSPORTATION -- 5.0%
     69     CNF, Inc. ........................................     2,230
     40     JetBlue Airways Corp.(a)..........................     1,622
    158     Kansas City Southern(a)...........................     2,215
     47     SCS Transportation, Inc.(a).......................       430
    102     Yellow Corp.(a)...................................     2,835
                                                                --------
                                                                   9,332
                                                                --------
            Total common stock (cost $187,149)................  $177,127
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.5%
            FINANCE -- 3.5%
 $6,626     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  6,626
                                                                --------
            Total short-term investments
              (cost $6,626)...................................  $  6,626
                                                                ========
            Total investments in securities
              (cost $193,775)(b)..............................  $183,753
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $ 183,753
Collateral for securities lending transactions
  (Note 2d)...................................       8,347
Receivables:
  Investment securities sold..................       8,673
  Fund shares sold............................         137
  Dividends and interest......................          32
  Other assets................................          93
                                                 ---------
Total assets..................................     201,035
                                                 ---------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2d).................................       8,347
  Investment securities purchased.............       4,591
  Fund shares redeemed........................         370
  Payable for investment management and
    advisory fees (Note 3)....................         132
  Payable for distribution fees (Note 3)......          22
  Accrued Expenses............................          60
                                                 ---------
Total liabilities.............................      13,522
                                                 ---------
Net assets....................................   $ 187,513
                                                 =========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  19,237 shares outstanding...................   $ 334,039
Accumulated net realized loss on investments
  and foreign currency transactions...........    (136,504)
Unrealized depreciation of investments in
  securities and the translations of assets
  and liabilities denominated in foreign
  currency....................................     (10,022)
                                                 ---------
Net assets....................................   $ 187,513
                                                 =========

Class A
  Net asset value per share ($96,302 / 9,694
    shares outstanding)..........................   $ 9.93
                                                    ======
  Maximum offering price per share
    ($9.93 / 94.5%)..............................   $10.51
                                                    ======
Class B
  Net asset value per share ($41,439 / 4,378
    shares outstanding)..........................   $ 9.46
                                                    ======
Class C
  Net asset value per share ($38,938 / 4,110
    shares outstanding)..........................   $ 9.47
                                                    ======
  Maximum offering price per share
    ($9.47 / 99.0%)..............................   $ 9.57
                                                    ======
Class Y
  Net asset value per share ($10,834 / 1,055
    shares outstanding)..........................   $10.27
                                                    ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $197,320 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation..................................................  $11,031



   Unrealized depreciation..................................................  (24,598)
                                                                              -----



   Net unrealized depreciation..............................................  $(13,567)
                                                                              =====




  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.77% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Canadian Dollar (Buy)            $ 47               $ 47           11/01/2002              $--
Canadian Dollar (Buy)             213                213           11/04/2002               --
Canadian Dollar (Buy)             134                134           11/05/2002               --
                                                                                           ---
                                                                                           $--
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                        VALUE(C)
---------                                                      --------
COMMON STOCK -- 96.2%
           AUSTRALIA -- 2.0%
       19  Woolworths Ltd. (Retail Trade)....................   $  132
                                                                ------
           CANADA -- 5.5%
        4  Molson, Inc. Class A (Beverage and Tobacco Product
             Manufacturing)..................................       73
       @@  Nortel Networks(a) (Information)..................       53
     @186  Nortel Networks Corp.(a)(Information).............      229
                                                                ------
                                                                   355
                                                                ------
           FINLAND -- 4.9%
       19  Nokia Oyj (Computer and Electronic Product
             Manufacturing)..................................      322
                                                                ------
           FRANCE -- 13.7%
        7  Air France (Air Transportation)...................       87
       16  Axa (Finance and Insurance).......................      234
        4  Cie Generale D'Optique Essilor International S.A.
             (Nonmetallic Mineral Product Manufacturing).....      145
        1  L'Oreal S.A. (Wholesale Trade)....................       89
        2  Renault S.A. (Retail Trade).......................       71
        1  Rodriguez Group (Transportation Equipment
             Manufacturing)..................................       59
        1  Total Fina Elf S.A. (Petroleum and Coal Products
             Manufacturing)..................................      124
        2  Union du Credit-Bail Immobilier (Real Estate and
             Rental and Leasing).............................       86
                                                                ------
                                                                   895
                                                                ------
           GERMANY -- 3.7%
       @@  Allianz AG (Finance and Insurance)................       42
        2  SAP AG (Information)..............................      146
        1  Schering AG (Health Care and Social Assistance)...       51
                                                                ------
                                                                   239
                                                                ------
           HONG KONG -- 2.0%
      126  China Unicom Ltd.(a) (Information)................       78
       40  CNOOC Ltd. (Petroleum and Coal Products
             Manufacturing)..................................       50
                                                                ------
                                                                   128
                                                                ------
           INDIA -- 1.0%
        6  Ranbaxy Laboratories Ltd. GDR (Health Care and
             Social Assistance)..............................       63
                                                                ------
           IRELAND -- 1.2%
       @2  Ryanair Holdings plc ADR(a) (Air
             Transportation).................................       78
                                                                ------
           ITALY -- 2.0%
      @18  Mediaset S.p.A. (Arts, Entertainment, and
             Recreation).....................................      129
                                                                ------
           JAPAN -- 8.7%
        6  Fast Retailing Co. Ltd. (Retail Trade)............      195
       25  Nikko Cordial Corp. (Finance and Insurance).......      100

                                                                MARKET
 SHARES                                                        VALUE(C)
---------                                                      --------
           JAPAN -- (CONTINUED)
       @@  Nintendo Co. Ltd. (Toy Manufacturing).............   $   39
        6  Nissan Motor Co. Ltd. (Motor Vehicle & Parts
             Manufacturing)..................................       42
        8  Nomura Securities Co. Ltd. (Finance and
             Insurance)......................................       92
       @@  SKY Perfect Communications, Inc.(a)
             (Information)...................................       31
        2  Sony Corp. (Computer and Electronic Product
             Manufacturing)..................................       65
                                                                ------
                                                                   564
                                                                ------
           NETHERLANDS -- 9.2%
       17  Aegon N.V. (Finance and Insurance)................      236
       42  Koninklijke (Royal) KPN N.V. (Information)........      268
       @2  STMicroelectronics N.V. (Computer and Electronic
             Product Manufacturing)..........................       40
       @1  Unilever N.V. NY Shares (Food Manufacturing)......       57
                                                                ------
                                                                   601
                                                                ------
           NORWAY -- 3.6%
       17  Tandberg ASA (Information)........................      182
        7  Tomra Systems ASA (Machinery Manufacturing).......       52
                                                                ------
                                                                   234
                                                                ------
           RUSSIA -- 2.8%
       @4  Mining and Metallurgical Co. Norilsk Nickel
             (Mining)........................................       71
       @1  OAO LUKoil Holdings (Petroleum and Coal Products
             Manufacturing)..................................       52
       @3  Surgutneftegaz ADR (Petroleum and Coal Products
             Manufacturing)..................................       58
                                                                ------
                                                                   181
                                                                ------
           SINGAPORE -- 1.3%
      @10  Flextronics International Ltd.(a) (Computer and
             Electronic Product Manufacturing)...............       87
                                                                ------
           SOUTH KOREA -- 4.4%
        3  LG Electronics, Inc.(a) (Wholesale Trade).........      105
        1  Samsung Electronics Co. Ltd. GDR(e) (Computer and
             Electronic Product Manufacturing)...............      184
                                                                ------
                                                                   289
                                                                ------
           SWEDEN -- 4.8%
       @6  SKF AB B Shares (Fabricated Metal Product
             Manufacturing)..................................      150
       23  Swedish Match AB (Beverage and Tobacco Product
             Manufacturing)..................................      163
                                                                ------
                                                                   313
                                                                ------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                        VALUE(C)
---------                                                      --------
COMMON STOCK -- (CONTINUED)
           SWITZERLAND -- 6.5%
       11  Credit Suisse Group (Finance and Insurance).......   $  215
       @5  Logitech International S.A.(a) (Computer and
             Electronic Product Manufacturing)...............      151
        1  Roche Holding AG (Health Care and Social
             Assistance).....................................       60
                                                                ------
                                                                   426
                                                                ------
           TAIWAN -- 1.1%
      136  China Steel Corp. (Primary Metal Manufacturing)...       73
                                                                ------
           UNITED KINGDOM -- 15.8%
        4  AstraZeneca plc (Health Care and Social
             Assistance).....................................      157
       12  Capita Group plc (Public Administration)..........       42
      101  Carphone Warehouse plc(a) (Information)...........      153
      117  COLT Telecom Group plc(a) (Information)...........       59
        7  Imperial Tobacco Group plc (Beverage and Tobacco
             Product Manufacturing)..........................      105
      178  mm02 plc(a) (Information).........................      134
       28  P & O Princess Cruises plc (Scenic and Sightseeing
             Transportation).................................      202
      111  Vodafone Group plc (Information)..................      178
                                                                ------
                                                                 1,030
                                                                ------
           UNITED STATES -- 2.0%
       @5  Bunge Ltd. (Food Manufacturing)...................      129
                                                                ------
           Total Common Stock (cost $5,947)..................   $6,268
                                                                ======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.0%
     $195  Joint Repurchase Agreement,
             1.88%, 11/01/2002 (Note 2f) (Finance and
             Insurance)......................................   $  195
                                                                ------
           Total Short-Term Investments (cost $195)..........   $  195
                                                                ======
           Total Investments in Securities (cost
             $6,142)(b)......................................   $6,463
                                                                ======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............   $6,463
Cash.............................................        1
Collateral for securities lending transactions
  (Note 2d)......................................      885
Receivables:
  Investment securities sold.....................      132
  Fund shares sold...............................        5
  Dividends and interest.........................        6
Other assets.....................................        1
                                                    ------
Total assets.....................................    7,493
                                                    ------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2d)..........................................      885
  Investment securities purchased................       47
  Fund shares redeemed...........................       28
  Payable for investment management and advisory
    fees (Note 3)................................        5
  Payable for distribution fees (Note 3).........        1
  Accrued Expenses...............................       13
                                                    ------
Total liabilities................................      979
                                                    ------
Net assets.......................................   $6,514
                                                    ======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  942 shares outstanding.........................  $ 8,134
Accumulated undistributed net investment
  income.........................................        6
Accumulated net realized loss on investments and
  foreign currency transactions..................   (1,947)
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency....      321
                                                   -------
Net assets.......................................  $ 6,514
                                                   =======

Class A
  Net asset value per share ($4,666 / 673 shares
    outstanding)...................................  $6.93
                                                     =====
  Maximum offering price per share
    ($6.93 / 94.5%)................................  $7.33
                                                     =====
Class B
  Net asset value per share ($813 / 119 shares
    outstanding)...................................  $6.86
                                                     =====
Class C
  Net asset value per share ($826 / 120 shares
    outstanding)...................................  $6.86
                                                     =====
  Maximum offering price per share
    ($6.86 / 99.0%)................................  $6.93
                                                     =====
Class Y
  Net asset value per share ($209 / 30 shares
    outstanding)...................................  $6.98
                                                     =====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes was $6,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

     Unrealized appreciation......................   $ 395
     Unrealized depreciation......................    (223)
                                                     -----
     Net unrealized appreciation..................   $ 172
                                                     =====

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (e) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at October 31, 2002, was $184, which represents 2.83% of total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pounds (Sell)            $50                $50            11/01/2002               $--
Euro (Sell)                       78                 78            11/01/2002               --
Japanese Yen (Buy)                43                 43            11/01/2002               --
                                                                                            --
                                                                                            $--
                                                                                            ==

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 8.7%
     700    3M Co. ...........................................  $   88,858
     888    Agrium, Inc. .....................................       8,738
     595    Alcoa, Inc. ......................................      13,130
    @528    Barrick Gold Corp.................................       7,959
     873    Engelhard Corp. (with rights).....................      19,330
   2,556    Gold Fields Ltd. ADR..............................      28,114
     752    Mining and Metallurgical Co. Norilsk Nickel.......      14,906
    @199    Potash Corp. of Saskatchewan......................      13,435
     300    Rohm & Haas Co. (with rights).....................       9,981
  @3,157    Sappi Ltd. ADR....................................      38,710
  @3,781    Smurfit-Stone Container Corp.(a)..................      49,196
                                                                ----------
                                                                   292,357
                                                                ----------
            CAPITAL GOODS -- 9.3%
   2,295    AGCO Corp.(a).....................................      58,295
  @1,913    Callaway Golf Co..................................      23,413
    @627    Cummins, Inc......................................      15,016
   1,000    Deere & Co. (with rights).........................      46,390
   1,329    Empresa Brasileira de Aeronautica S.A. ADR........      20,843
  @1,156    Northrop Grumman Corp. (with rights)..............     119,218
      85    Novellus Systems, Inc.(a).........................       2,680
     170    Optical Switch Private Placement(e)...............          --
   1,332    Pall Corp. (with rights)..........................      23,142
   1,205    Sensable Technology, Inc. Private Placement(e)....       3,205
                                                                ----------
                                                                   312,202
                                                                ----------
            CONSUMER CYCLICAL -- 8.6%
    @282    Advance Auto Parts, Inc.(a).......................      15,096
  @1,900    Autonation, Inc.(a)...............................      20,159
  @1,226    Borders Group, Inc.(a)............................      21,115
    @450    Cheesecake Factory, Inc.
              (with rights)(a)................................      15,255
     750    Chicago Bridge & Iron Co. N.V. ...................      20,325
  @1,371    Chico's FAS, Inc.(a)..............................      26,452
  @1,477    CSK Auto Corp.(a).................................      18,310
   1,700    Delphi Corp. .....................................      11,832
     600    Dollar General Corp. (with rights)................       8,376
  @2,854    Foster Wheeler Ltd.(a)............................       4,396
   3,400    i2 Technologies, Inc. (with rights)(a)............       2,652
     889    Neiman Marcus Group, Inc. Class A(a)..............      25,876
   3,484    OfficeMax, Inc. (with rights)(a)..................      16,478
   1,014    Pathmark Stores, Inc.(a)..........................       4,614
   1,199    Reebok International Ltd.
              (with rights)(a)................................      33,866
     300    Target Corp. (with rights)........................       9,036
   1,395    Toyota Motor Corp. ...............................      33,923
                                                                ----------
                                                                   287,761
                                                                ----------
            CONSUMER STAPLES -- 2.2%
   1,375    Bunge Ltd. .......................................      34,892
    @217    Dean Foods Co.(a).................................       8,143
   1,206    Interstate Bakeries Corp. (with rights)...........      30,054
                                                                ----------
                                                                    73,089
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            ENERGY -- 7.6%
     400    Amerada Hess Corp. ...............................  $   20,499
     715    Burlington Resources, Inc. (with rights)..........      29,458
   3,110    Halliburton Co. (with rights).....................      50,315
   6,200    Sasol Ltd. ADR....................................      68,510
   1,433    Valero Energy Corp. ..............................      50,449
     600    XTO Energy, Inc. (with rights)....................      14,430
    @146    YUKOS ADR.........................................      20,280
                                                                ----------
                                                                   253,941
                                                                ----------
            FINANCE AND INSURANCE -- 12.6%
  @3,080    ACE Ltd. ADR (with rights)........................      94,710
     817    American International Group, Inc. ...............      51,106
     200    Bank of America Corp. ............................      13,960
  @1,419    Capital One Financial Corp........................      43,228
   2,738    Citigroup, Inc. ..................................     101,151
   2,000    Converium Holding AG ADR(a).......................      40,040
     600    Golden West Financial Corp. ......................      41,436
     989    Merrill Lynch & Co., Inc. ........................      37,525
                                                                ----------
                                                                   423,156
                                                                ----------
            HEALTH CARE -- 12.8%
     959    Abbott Laboratories (with rights).................      40,162
    @501    AstraZeneca plc ADR...............................      18,812
     875    Becton, Dickinson & Co. (with rights).............      25,818
     446    Boston Scientific Corp.(a)........................      16,772
     900    Bright Horizons Family Solutions,
              Inc.(a).........................................      24,345
   2,704    HealthSouth Corp.(a)..............................      11,761
     509    Lilly (Eli) & Co. (with rights)...................      28,244
   2,287    McKesson Corp. ...................................      68,167
   1,646    Quintiles Transnational Corp. (with rights)(a)....      17,699
  @1,000    Regeneron Pharmaceutical, Inc.(a).................      15,130
   2,312    Schering-Plough Corp. (with rights)...............      49,357
   1,308    Shionogi & Co. Ltd. ..............................      15,001
     462    Teva Pharmaceutical Industries
              Ltd. ADR........................................      35,804
   1,049    Vertex Pharmaceuticals, Inc.(a)...................      20,571
   1,510    Watson Pharmaceuticals, Inc.(a)...................      41,504
                                                                ----------
                                                                   429,147
                                                                ----------
            SERVICES -- 8.7%
     500    Clear Channel Communications, Inc.(a).............      18,525
   1,550    Comcast Corp. Special Class A(a)..................      35,665
     700    First Health Group Corp. (with rights)(a).........      18,186
   3,855    Liberty Media Corp. Class A(a)....................      31,884
    @550    Manpower, Inc.....................................      18,755
  @1,074    Omnicom Group, Inc................................      61,883
  @1,426    USA Interactive(a)................................      36,074
    @808    Vivendi Universal S.A. ADR........................       9,787
   2,155    Waste Management, Inc. ...........................      49,617
   1,006    Wynn Resorts Ltd.(a)..............................      12,691
                                                                ----------
                                                                   293,067
                                                                ----------
            TECHNOLOGY -- 24.4%
     @76    Agere Systems, Inc. Class A(a)....................          67
   2,625    Agile Software Corp. (with rights)(a).............      17,876

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   3,663    AOL Time Warner, Inc.
              (with rights)(a)................................  $   54,034
     600    Applied Biosystems Group -- Applera Corp. ........      12,138
  @2,119    ASML Holding N.V.(a)..............................      18,224
   4,900    AT&T Corp. .......................................      63,899
   2,000    Borland Software Corp. (with rights)(a)...........      26,860
   4,647    Cisco Systems, Inc. (with rights)(a)..............      51,951
   1,876    Concord EFS, Inc.(a)..............................      26,782
     600    Dell Computer Corp. (with rights)(a)..............      17,166
     600    First Data Corp. .................................      20,964
   1,159    General Electric Co. .............................      29,275
  13,100    Interland, Inc.(a)(e).............................      15,615
  10,287    Nextel Communications, Inc. Class A(a)............     116,034
   1,666    Oracle Corp. (with rights)(a).....................      17,073
   1,535    Pegasystems, Inc.(a)..............................       9,058
    @911    QUALCOMM, Inc.(a).................................      31,444
     426    Samsung Electronics...............................     120,613
     369    SAP AG............................................      28,289
  24,601    Taiwan Semiconductor Manufacturing Co. Ltd.(a)....      32,915
     893    Thermo Electron Corp. (with rights)(a)............      16,422
  @4,094    Time Warner Telecom, Inc. Class A(a)..............       3,643
  @4,426    Tyco International Ltd. (with rights).............      63,999
   2,932    VeriSign, Inc. (with rights)(a)...................      23,599
                                                                ----------
                                                                   817,940
                                                                ----------
            TRANSPORTATION -- 0.2%
   1,400    AirTran Holdings, Inc.(a).........................       5,320
                                                                ----------
            UTILITIES -- 1.5%
  @2,134    CMS Energy Corp...................................      16,712
     550    FPL Group, Inc. (with rights).....................      32,433
                                                                ----------
                                                                    49,145
                                                                ----------
            Total common stock (cost $3,601,036)..............  $3,237,125
                                                                ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 4.2%
            FINANCE -- 4.2%
$142,316    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  142,316
                                                                ----------
            Total short-term investments (cost $142,316)......  $  142,316
                                                                ==========
            Total investments in securities (cost
              $3,743,352)(b)..................................  $3,379,441
                                                                ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $3,379,441
Cash........................................................         250
Foreign currency on deposit with custodian (cost $499)......         499
Collateral for securities lending transactions (Note 2d)....     200,871
Unrealized appreciation on foreign currency contracts.......         841
Receivables:
  Investment securities sold................................      19,275
  Fund shares sold..........................................       6,164
  Dividends and interest....................................       2,021
Other assets................................................         622
                                                              ----------
Total assets................................................   3,609,984
                                                              ----------
LIABILITIES
Unrealized depreciation on foreign currency contracts.......       1,738
Payables:
  Payable upon return of securities loaned (Note 2d)........     200,871
  Investment securities purchased...........................      49,274
  Fund shares redeemed......................................       4,744
  Payable for investment management and advisory fees (Note
    3)......................................................       1,845
  Payable for distribution fees (Note 3)....................         423
  Accrued Expenses..........................................       1,405
                                                              ----------
Total liabilities...........................................     260,300
                                                              ----------
Net assets..................................................  $3,349,684
                                                              ==========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 625,000 shares authorized; 167,797 shares
  outstanding...............................................  $4,422,901
Accumulated undistributed net investment income.............         897
Accumulated net realized loss on investments and foreign
  currency transactions.....................................    (709,294)
Unrealized depreciation of investments in securities and the translations of assets and liabilities denominated in
  foreign currency..........................................    (364,820)
                                                              ----------
Net assets..................................................  $3,349,684
                                                              ==========

Class A
  Net asset value per share ($1,700,765 / 83,067
    shares outstanding)...........................  $20.47
                                                    ======
  Maximum offering price per share
    ($20.47 / 94.5%)..............................  $21.66
                                                    ======
Class B
  Net asset value per share ($884,553 / 45,513
    shares outstanding)...........................  $19.44
                                                    ======
Class C
  Net asset value per share ($738,988 / 38,021
    shares outstanding)...........................  $19.44
                                                    ======
  Maximum offering price per share
    ($19.44 / 99.0%)..............................  $19.64
                                                    ======
Class Y
  Net asset value per share ($25,378 / 1,196
    shares outstanding)...........................  $21.23
                                                    ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $3,764,311 and the aggregate gross unrealized appreciation and depreciation based on that cost were:


   Unrealized appreciation..................................................  $257,846



   Unrealized depreciation..................................................  (642,716)
                                                                              -----



   Net unrealized depreciation..............................................  $(384,870)
                                                                              =====




  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.79% of total net assets as of October 31, 2002.

  (e) Restricted securities held (excluding 144A). Securities are valued at fair value under guidelines established and approved by the Board of Directors. These investments have been identified by portfolio management as illiquid securities:


     PERIOD                                             COST
    ACQUIRED   SHARES             SECURITY              BASIS
    --------   ------   -----------------------------  -------
      2002     13,100   Interland, Inc.                $16,375
      2000        170   Optical Switch Private
                        Placement                      $ 7,750
      2000      1,205   Sensable Technology, Inc.
                        Private Placement              $ 4,000

       The aggregate fair value of these securities at October 31, 2002, is $18,820 which represents 0.56% of net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Japanese Yen (Buy)             $   585            $   580          11/01/2002            $     5
Japanese Yen (Buy)                 733                730          11/05/2002                  3
Japanese Yen (Buy)                 546                546          11/06/2002                 --
Japanese Yen (Buy)              27,221             26,388          12/27/2002                833
Japanese Yen (Sell)             27,221             25,483          12/27/2002             (1,738)
                                                                                         -------
                                                                                         $  (897)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 96.1%
            CAPITAL GOODS -- 1.6%
     209    AGCO Corp.(a).....................................  $  5,311
      93    Novellus Systems, Inc.(a).........................     2,933
                                                                --------
                                                                   8,244
                                                                --------
            CONSUMER CYCLICAL -- 7.3%
     304    AnnTaylor Stores Corp. (with rights)(a)...........     7,126
     515    Burberry Group plc(a).............................     1,964
     510    Foot Locker, Inc.(a)..............................     4,995
     325    Hollywood Entertainment Corp.(a)..................     6,395
     211    Mattel, Inc. (with rights)........................     3,872
     339    Pacific Sunwear of California, Inc.(a)............     7,913
     202    Williams-Sonoma, Inc. (a).........................     4,796
                                                                --------
                                                                  37,061
                                                                --------
            CONSUMER STAPLES -- 1.4%
     224    Bunge Ltd. .......................................     5,677
      57    Constellation Brands, Inc. Class A(a).............     1,434
                                                                --------
                                                                   7,111
                                                                --------
            FINANCE AND INSURANCE -- 6.7%
      89    Anthem, Inc.(a)...................................     5,588
     191    Fannie Mae........................................    12,770
      86    Freddie Mac.......................................     5,327
      71    Goldman Sachs Group, Inc. ........................     5,098
     130    Merrill Lynch & Co., Inc. ........................     4,926
                                                                --------
                                                                  33,709
                                                                --------
            HEALTH CARE -- 27.9%
     117    Abbott Laboratories (with rights).................     4,903
     136    AmerisourceBergen Corp. (with rights).............     9,648
     488    Applera Corp. -- Celera Genomics
              Group(a)........................................     4,024
     172    Cephalon, Inc.(a).................................     8,651
     344    Edwards Lifesciences Corp.(a).....................     8,837
      27    Forest Laboratories, Inc.(a)......................     2,646
     271    Genzyme Corp. -- General Division(a)..............     7,539
     289    Gilead Sciences, Inc.(a)..........................    10,036
     243    Human Genome Sciences, Inc.(a)....................     2,378
      67    IDEC Pharmaceuticals Corp.(a).....................     3,093
     @66    InterMune, Inc.(a)................................     2,424
     268    Laboratory Corp. of America Holdings (with
              rights)(a)......................................     6,464
      91    Lilly (Eli) & Co. (with rights)...................     5,045
     266    McKesson Corp. ...................................     7,944
     701    Millennium Pharmaceuticals, Inc. (with
              rights)(a)......................................     5,212
      98    Neurocrine Biosciences, Inc.(a)...................     4,382
     289    Pfizer, Inc. (with rights)........................     9,194
     484    Schering-Plough Corp. (with rights)...............    10,342
     @52    Scios, Inc.(a)....................................     1,512
     186    Serono S.A. ADR...................................     2,606
     247    St. Jude Medical, Inc. (with rights)(a)...........     8,789
     357    Viasys Healthcare, Inc. (with rights)(a)..........     5,743
     379    Watson Pharmaceuticals, Inc.(a)...................    10,430
                                                                --------
                                                                 141,842
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SERVICES -- 17.8%
     738    Accenture Ltd. Class A(a).........................  $ 12,459
     249    AMN Healthcare Services, Inc.(a)..................     3,595
     195    BISYS Group, Inc.(a)..............................     3,492
   1,450    Cendant Corp.(a)..................................    16,669
      99    Clear Channel Communications, Inc.(a).............     3,672
     @60    Expedia, Inc.(a)..................................     4,060
     296    Lamar Advertising Co.(a)..........................    10,043
     112    Manpower, Inc. ...................................     3,809
      85    Omnicom Group, Inc. ..............................     4,899
     376    Station Casinos, Inc.(a)..........................     6,773
     275    Univision Communications, Inc. Class A(a).........     7,130
     208    USA Interactive(a)................................     5,250
     121    Weight Watchers International, Inc.(a)............     5,744
     198    Wynn Resorts Ltd.(a)..............................     2,498
                                                                --------
                                                                  90,093
                                                                --------
            TECHNOLOGY -- 27.3%
     286    Applied Materials, Inc.(a)........................     4,303
     343    ASML Holding N.V.(a)..............................     2,950
     383    AT&T Corp. .......................................     4,996
     307    Beckman Coulter, Inc. (with rights)...............     8,547
     149    Cymer, Inc.(a)....................................     3,738
     492    First Data Corp. .................................    17,190
     164    Harman International Industries, Inc. (with
              rights).........................................     9,162
     351    Intel Corp. ......................................     6,077
      75    Intuit, Inc. (with rights)(a).....................     3,899
      86    Maxim Integrated Products, Inc.(a)................     2,751
     324    Micron Technology, Inc.(a)........................     5,184
     189    Microsoft Corp.(a)................................    10,117
      51    Networks Associates, Inc.(a)......................       809
     816    Nextel Communications, Inc. Class A(a)............     9,210
     634    Nokia Oyj ADR.....................................    10,542
    @213    QLogic Corp. (with rights)(a).....................     7,409
     227    QUALCOMM, Inc.(a).................................     7,836
     795    Taiwan Semiconductor Manufacturing Co. Ltd.
              ADR(a)..........................................     6,217
     286    Thermo Electron Corp. (with rights)(a)............     5,261
     482    UTStarcom, Inc.(a)................................     8,233
     144    Varian, Inc. (with rights)(a).....................     4,226
                                                                --------
                                                                 138,657
                                                                --------
            TRANSPORTATION -- 6.1%
     240    Carnival Corp. ...................................     6,261
     @56    JetBlue Airways Corp.(a)..........................     2,262
    @430    Royal Caribbean Cruises Ltd. .....................     7,895
    @248    Ryanair Holdings plc ADR(a).......................     9,220
     200    Yellow Corp.(a)...................................     5,527
                                                                --------
                                                                  31,165
                                                                --------
            Total common stock (cost $497,990)................  $487,882
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 8.5%
            FINANCE -- 8.5%
 $42,985    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $ 42,985
      18    U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.59%..................        18
                                                                --------
            Total short-term investments (cost $43,003).......  $ 43,003
                                                                ========
            Total investments in securities (cost
              $540,993)(b)....................................  $530,885
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............  $ 530,885
Collateral for securities lending transactions
  (Note 2d)....................................     29,700
Unrealized appreciation on foreign currency
  contracts....................................          6
Receivables:
  Investment securities sold...................     14,923
  Fund shares sold.............................        164
  Dividends and interest.......................        271
Other assets...................................         74
                                                 ---------
Total assets...................................    576,023
                                                 ---------
LIABILITIES
Cash overdraft.................................      4,819
Payables:
  Payable upon return of securities loaned
    (Note 2d)..................................     29,700
  Investment securities purchased..............     33,097
  Fund shares redeemed.........................        173
  Payable for investment management and
    advisory fees (Note 3).....................        327
  Payable for distribution fees (Note 3).......         33
  Accrued Expenses.............................         84
                                                 ---------
Total liabilities..............................     68,233
                                                 ---------
Net asset......................................  $ 507,790
                                                 =========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 100,000,000 shares
  authorized; 33,554 shares outstanding........  $ 739,534
Accumulated undistributed net investment
  loss.........................................         (6)
Accumulated net realized loss on investments
  and foreign currency transactions............   (221,630)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................    (10,108)
                                                 ---------
Net assets.....................................  $ 507,790
                                                 =========

Class A
  Net asset value per share ($3,338 / 218 shares
    outstanding)..................................  $15.31
                                                    ======
  Maximum offering price per share
    ($15.31 / 94.5%)..............................  $16.20
                                                    ======
Class B
  Net asset value per share ($777 / 57 shares
    outstanding)..................................  $13.71
                                                    ======
Class C
  Net asset value per share ($892 / 65 shares
    outstanding)..................................  $13.70
                                                    ======
  (Maximum offering price per share
    ($13.70 / 99.0%)..............................  $13.84
                                                    ======
Class H
  Net asset value per share ($39,151 / 2,851
    shares outstanding)...........................  $13.73
                                                    ======
Class L
  Net asset value per share ($412,454 / 26,898
    shares outstanding)...........................  $15.33
                                                    ======
  Maximum offering price per share
    ($15.33 / 95.25%).............................  $16.09
                                                    ======
Class M
  Net asset value per share ($20,163 / 1,470
    shares outstanding)...........................  $13.71
                                                    ======
Class N
  Net asset value per share ($4,172 / 304 shares
    outstanding)..................................  $13.71
                                                    ======
Class Y
  Net asset value per share ($1 / @@ shares
    outstanding)..................................  $15.35
                                                    ======
Class Z
  Net asset value per share ($26,842 / 1,691
    shares outstanding)...........................  $15.87
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002 the cost of securities for federal income tax purposes is $544,814 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................................  $ 30,941
   Unrealized depreciation.....................................   (44,870)
                                                                 --------
   Net unrealized depreciation.................................  $(13,929)
                                                                 ========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.60% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pounds (Buy)             $759               $756           11/01/2002              $ 3
British Pounds (Buy)              737                734           11/04/2002                3
British Pounds (Buy)              251                251           11/05/2002               --
                                                                                           ---
                                                                                           $ 6
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MIDCAP FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 93.7%
            BASIC MATERIALS -- 4.3%
   2,338    Abitibi-Consolidated, Inc. .......................  $   14,844
     446    Bowater, Inc. ....................................      15,118
    @211    Cabot Microelectronics Corp.(a)...................       9,568
     178    Rohm & Haas Co. (with rights).....................       5,907
     666    Smurfit-Stone Container Corp.(a)..................       8,671
                                                                ----------
                                                                    54,108
                                                                ----------
            CAPITAL GOODS -- 7.7%
     262    American Standard Companies, Inc.(a)..............      17,462
    @999    Callaway Golf Co..................................      12,229
     360    Ingersoll-Rand Co. Class A
              (with rights)...................................      14,052
   1,587    Lam Research Corp.(a).............................      19,981
     467    Parker-Hannifin Corp. (with rights)...............      20,384
   1,161    Teradyne, Inc. (with rights)(a)...................      14,062
                                                                ----------
                                                                    98,170
                                                                ----------
            CONSUMER CYCLICAL -- 10.8%
  @2,435    American Tower Corp. Class A(a)...................       3,433
     194    Borders Group, Inc.(a)............................       3,351
   2,956    Burberry Group plc(a).............................      11,285
     320    Lennar Corp. .....................................      17,643
   1,571    Mattel, Inc. (with rights)........................      28,852
     221    Mohawk Industries, Inc.(a)........................      11,818
     292    Newell Rubbermaid, Inc. (with rights).............       9,459
    @488    NIKE, Inc. Class B................................      23,023
     268    PACCAR, Inc. (with rights)........................      11,829
     306    Staples, Inc.(a)..................................       4,741
     512    Williams-Sonoma, Inc.(a)..........................      12,191
                                                                ----------
                                                                   137,625
                                                                ----------
            CONSUMER STAPLES -- 1.7%
     148    Kellogg Co. ......................................       4,724
     638    Pepsi Bottling Group, Inc. .......................      17,191
                                                                ----------
                                                                    21,915
                                                                ----------
            ENERGY -- 7.6%
     555    EOG Resources, Inc. (with rights).................      20,555
     886    GlobalSantaFe Corp. ..............................      21,185
      82    KeySpan Corp. (with rights).......................       2,998
     246    Nabors Industries Ltd.(a).........................       8,604
     254    Noble Corp. (with rights)(a)......................       8,195
     559    Sunoco, Inc. (with rights)........................      16,759
     510    Valero Energy Corp. ..............................      17,943
                                                                ----------
                                                                    96,239
                                                                ----------
            FINANCE AND INSURANCE -- 19.6%
     145    Ambac Financial Group, Inc. ......................       8,978
     290    Anthem, Inc.(a)...................................      18,272
     430    Arch Capital Group Ltd.(a)........................      12,041
     825    Astoria Financial Corp. ..........................      21,598
     447    Bank of Hawaii Corp. .............................      13,234
     127    BlackRock, Inc.(a)................................       4,551
     461    Countrywide Credit Industries, Inc. ..............      23,208
     337    Federated Investors, Inc. Class B.................       9,024
     278    Golden West Financial Corp. ......................      19,226
     849    Hibernia Corp. Class A............................      16,738
   2,437    Host Marriott Corp.(a)............................      19,981

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            FINANCE AND INSURANCE -- (CONTINUED)
     407    Investment Technology Group, Inc. (with
              rights)(a)......................................  $   12,983
     226    IPC Holdings Ltd.(a)..............................       7,032
     370    Legg Mason, Inc. .................................      17,183
     181    M&T Bank Corp. ...................................      14,820
   1,336    Sovereign Bancorp, Inc. (with rights).............      18,809
     263    UnionBanCal Corp. ................................      11,243
                                                                ----------
                                                                   248,921
                                                                ----------
            HEALTH CARE -- 15.8%
     527    Applera Corp. -- Celera Genomics Group(a).........       4,343
     447    Becton, Dickinson & Co. (with rights).............      13,187
     424    Cephalon, Inc.(a).................................      21,293
     576    Guidant Corp.(a)..................................      17,021
     780    Health Management Associates, Inc. Class A(a).....      14,908
     720    Human Genome Sciences, Inc. (with rights)(a)......       7,036
     155    IDEC Pharmaceuticals Corp.(a).....................       7,115
     800    Laboratory Corp. of America Holdings (with
              rights)(a)......................................      19,270
     668    McKesson Corp. ...................................      19,906
   1,777    Millennium Pharmaceuticals, Inc. (with
              rights)(a)......................................      13,219
    @261    Regeneron Pharmaceutical, Inc.(a).................       3,951
     337    St. Jude Medical, Inc. (with rights)(a)...........      12,015
     500    Vertex Pharmaceuticals, Inc.(a)...................       9,806
     548    Waters Corp. (with rights)(a).....................      13,788
     905    Watson Pharmaceuticals, Inc.(a)...................      24,866
                                                                ----------
                                                                   201,724
                                                                ----------
            SERVICES -- 13.0%
     515    ARAMARK Corp. Class B(a)..........................      10,875
     208    BISYS Group, Inc.(a)..............................       3,729
   2,080    Cadence Design Systems, Inc.(a)...................      21,068
     710    Gartner, Inc. Class A(a)..........................       5,677
     356    Knight-Ridder, Inc. (with rights).................      21,441
    @698    Lamar Advertising Co.(a)..........................      23,680
     675    Manpower, Inc. ...................................      23,013
      96    MGM Mirage, Inc.(a)...............................       2,998
     350    Robert Half International, Inc. (with
              rights)(a)......................................       5,847
     185    Scripps (E.W.) Co. Class A........................      14,245
     635    Univision Communications, Inc. Class A(a).........      16,450
    @646    USA Interactive(a)................................      16,331
                                                                ----------
                                                                   165,354
                                                                ----------
            TECHNOLOGY -- 8.7%
     283    Beckman Coulter, Inc. (with rights)...............       7,891
     994    Broadcom Corp. Class A(a).........................      11,907
     141    Certegy, Inc.(a)..................................       2,969
  @1,523    Citizens Communications Co. (with rights)(a)......      12,670
   1,654    Flextronics International Ltd.(a).................      13,823
     354    Intuit, Inc. (with rights)(a).....................      18,394

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MIDCAP FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,150    Nextel Communications, Inc.
              Class A(a)......................................  $   12,973
     265    Symantec Corp.(a).................................      10,612
   1,439    Symbol Technologies, Inc. (with rights)...........      12,448
     912    VeriSign, Inc. (with rights)(a)...................       7,345
                                                                ----------
                                                                   111,032
                                                                ----------
            TRANSPORTATION -- 3.2%
     295    CNF, Inc. ........................................       9,480
     427    CSX Corp. (with rights)...........................      11,777
    @534    Ryanair Holdings plc ADR(a).......................      19,857
                                                                ----------
                                                                    41,114
                                                                ----------
            UTILITIES -- 1.3%
     134    Cinergy Corp. (with rights).......................       4,175
     919    DPL, Inc. (with rights)...........................      12,683
                                                                ----------
                                                                    16,858
                                                                ----------
            Total common stock (cost $1,296,933)..............  $1,193,060
                                                                ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 7.4%
            FINANCE -- 7.4%
 $94,568    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $   94,568
                                                                ----------
            Total short-term investments (cost $94,568).......  $   94,568
                                                                ==========
            Total investments in securities (cost
              $1,391,501)(b)..................................  $1,287,628
                                                                ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............  $1,287,628
Collateral for securities lending transactions
  (Note 2d)....................................      61,486
Receivables:
  Investment securities sold...................      15,013
  Fund shares sold.............................       6,976
  Dividends and interest.......................         237
Other assets...................................         437
                                                 ----------
Total assets...................................  $1,371,777
                                                 ----------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2d)..................................      61,486
  Investment securities purchased..............      33,750
  Fund shares redeemed.........................       1,564
  Payable for investment management and
    advisory fees (Note 3).....................         805
  Payable for distribution fees (Note 3).......         151
  Accrued Expenses.............................         509
                                                 ----------
Total liabilities..............................      98,265
                                                 ----------
Net assets.....................................  $1,273,512
                                                 ==========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 360,000 shares authorized;
  83,456 shares outstanding....................  $1,523,988
Accumulated net realized loss on investments...    (146,603)
Unrealized depreciation of investments in
  securities...................................    (103,873)
                                                 ----------
Net assets.....................................  $1,273,512
                                                 ==========

Class A
  Net asset value per share ($704,238 / 45,446
    shares outstanding)..........................   $15.50
                                                    ------
  Maximum offering price per share
    ($15.50 / 94.5%).............................   $16.40
                                                    ======
Class B
  Net asset value per share ($266,650 / 17,862
    shares outstanding)..........................   $14.93
                                                    ======
Class C
  Net asset value per share ($275,305 / 18,428
    shares outstanding)..........................   $14.94
                                                    ------
  Maximum offering price per share
    ($14.94 / 99.0%).............................   $15.09
                                                    ======
Class Y
  Net asset value per share ($27,319 / 1,720
    shares outstanding)..........................   $15.88
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $1,408,073 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation....................  $  38,860
   Unrealized depreciation....................   (159,305)
                                                ---------
   Net unrealized depreciation................  $(120,445)
                                                =========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.70% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 97.6%
            BASIC MATERIALS -- 8.9%
    256     Abitibi-Consolidated, Inc. .......................  $  1,628
    117     AK Steel Holding Corp.(a).........................       846
     29     Albemarle Corp. ..................................       821
     44     Cambrex Corp. ....................................     1,222
     87     Engelhard Corp. (with rights).....................     1,934
    @43     Grupo IMSA S.A. de C.V. ADR.......................       519
    135     IMC Global, Inc. (with rights)....................     1,489
     28     Lafarge North America, Inc. ......................       815
     21     Michelin (C.G.D.E.) Class B.......................       614
     83     Pactiv Corp.(a)...................................     1,643
    162     Smurfit-Stone Container Corp.(a)..................     2,106
                                                                --------
                                                                  13,637
                                                                --------
            CAPITAL GOODS -- 8.9%
    342     Axcelis Technologies, Inc.(a).....................     1,837
     63     Black & Decker Corp. .............................     2,946
    128     Callaway Golf Co. ................................     1,565
    133     Flowserve Corp.(a)................................     1,559
     47     IHC Caland N.V. ..................................     2,069
     11     ITT Industries, Inc. .............................       689
     84     Rockwell Automation, Inc. ........................     1,387
    128     Teradyne, Inc. (with rights)(a)...................     1,551
                                                                --------
                                                                  13,603
                                                                --------
            CONSUMER CYCLICAL -- 4.0%
     14     Beazer Homes USA, Inc.(a).........................       888
    119     Granite Construction, Inc. .......................     1,906
     11     Toll Brothers, Inc.(a)............................       223
    108     United Stationers, Inc.(a)........................     3,196
                                                                --------
                                                                   6,213
                                                                --------
            CONSUMER STAPLES -- 7.5%
    125     Bunge Ltd. .......................................     3,175
     89     Constellation Brands, Inc. Class A(a).............     2,254
     85     Dean Foods Co.(a).................................     3,190
    117     Sensient Technologies Corp. ......................     2,859
                                                                --------
                                                                  11,478
                                                                --------
            ENERGY -- 7.4%
     40     Devon Energy Corp. ...............................     2,020
     44     Noble Corp. (with rights)(a)......................     1,419
    137     Ocean Energy, Inc. ...............................     2,548
     57     Petro-Canada......................................     1,603
     22     Progress Energy, Inc. ............................       922
     26     Valero Energy Corp. ..............................       898
     84     XTO Energy, Inc. (with rights)....................     2,008
                                                                --------
                                                                  11,418
                                                                --------
            FINANCE AND INSURANCE -- 26.1%
     57     ACE Ltd. ADR (with rights)........................     1,750
     83     Ambac Financial Group, Inc. ......................     5,142
     58     Astoria Financial Corp. ..........................     1,513
     78     Charter One Financial, Inc. (with rights).........     2,353
     82     CIT Group, Inc. ..................................     1,459
     91     Converium Holding AG ADR(a).......................     1,826

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
    150     Hibernia Corp. Class A............................  $  2,955
     31     Legg Mason, Inc. .................................     1,431
     35     Liberty Property Trust (with rights)
              (REIT)..........................................     1,030
     53     Oxford Health Plans, Inc.(a)......................     1,892
      8     Platinum Underwriters Holdings Ltd.(a)............       203
     40     Reckson Associates Realty Corp. (REIT)............       804
   @157     Reinsurance Group of America, Inc. ...............     4,305
     41     RenaissanceRe Holdings Ltd. ADR...................     1,673
     50     Rent-A-Center, Inc.(a)............................     2,200
     40     Rouse Co. ........................................     1,195
     41     St. Paul Companies, Inc. .........................     1,338
     82     UnionBanCal Corp. ................................     3,484
    145     United Rentals, Inc. (with rights)(a).............       882
     82     Webster Financial Corp. ..........................     2,664
                                                                --------
                                                                  40,099
                                                                --------
            HEALTH CARE -- 3.2%
     38     Bard (C.R.), Inc. (with rights)...................     2,109
     78     Health Net, Inc. (with rights)(a).................     1,818
     59     Monsanto Co. .....................................       982
                                                                --------
                                                                   4,909
                                                                --------
            SERVICES -- 7.3%
     52     Argosy Gaming Co.(a)..............................     1,036
   @202     Bally Total Fitness Holding Corp.(a)..............     1,375
    316     BearingPoint, Inc. (with rights)(a)...............     2,467
    107     Reader's Digest Association, Inc. Class A.........     1,733
    181     Republic Services, Inc.(a)........................     3,727
     87     Six Flags, Inc.(a)................................       398
    265     UnitedGlobalCom, Inc. Class A(a)..................       501
                                                                --------
                                                                  11,237
                                                                --------
            TECHNOLOGY -- 15.0%
     66     AMETEK, Inc. .....................................     2,340
    189     Arrow Electronics, Inc.(a)........................     2,483
    181     Cirrus Logic, Inc.(a).............................       596
     47     DENTSPLY International, Inc. .....................     1,746
    168     Fairchild Semiconductor Corp.
              Class A(a)......................................     1,999
    224     Flextronics International Ltd.(a).................     1,876
    112     Harman International Industries, Inc. (with
              rights).........................................     6,300
     24     McLeodUSA, Inc. Class A(a)........................        10
    367     Solectron Corp. (with rights)(a)..................       827
    187     Sybase, Inc. (with rights)(a).....................     2,397
    237     Vishay Intertechnology, Inc.(a)...................     2,437
                                                                --------
                                                                  23,011
                                                                --------
            TRANSPORTATION -- 5.6%
     65     Canadian National Railway Co. ....................     2,786
     53     CNF, Inc. ........................................     1,693
     37     Continental Airlines, Inc. Class B (with
              rights)(a)......................................       233
    153     ExpressJet Holdings, Inc.(a)......................     1,744
    105     Werner Enterprises, Inc. .........................     2,147
                                                                --------
                                                                   8,603
                                                                --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MIDCAP VALUE FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 3.7%
     42     CMS Energy Corp. .................................  $    331
     36     FirstEnergy Corp. (with rights)...................     1,181
     18     FPL Group, Inc. (with rights).....................     1,068
     90     PPL Corp. ........................................     3,132
                                                                   5,712
                                                                --------
            Total common stock (cost $176,217)................  $149,920
                                                                --------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.1%
            FINANCE -- 2.1%
 $3,292     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  3,292
                                                                --------
            Total short-term investments
              (cost $3,292)...................................  $  3,292
                                                                ========
            Total investments in securities (cost
              $179,509)(b)....................................  $153,212
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $153,212
Collateral for securities lending transactions
  (Note 2d).....................................     2,216
Receivables:
  Investment securities sold....................       296
  Fund shares sold..............................       533
  Dividends and interest........................        70
Other assets....................................        71
                                                  --------
Total assets....................................   156,398
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2d).........................................     2,216
  Investment securities purchased...............       242
  Fund shares redeemed..........................       117
  Payable for investment management and advisory
    fees (Note 3)...............................       106
  Payable for distribution fees (Note 3)........        17
  Accrued Expenses..............................        86
                                                  --------
Total liabilities...............................     2,784
                                                  --------
Net assets......................................  $153,614
                                                  ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  18,502 shares outstanding.....................  $182,379
Accumulated net realized loss on investments and
  foreign currency transactions.................    (2,468)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency...   (26,297)
                                                  --------
Net assets......................................  $153,614
                                                  ========

Class A
  Net asset value per share ($94,532 / 11,342
    shares outstanding)...........................  $8.34
                                                    =====
  Maximum offering price per share
    ($8.34 / 94.5%)...............................  $8.83
                                                    =====
Class B
  Net asset value per share ($26,556 / 3,219
    shares outstanding)...........................  $8.25
                                                    =====
Class C
  Net asset value per share ($32,274 / 3,911
    shares outstanding)...........................  $8.25
                                                    =====
  Maximum offering price per share
    ($8.25 / 99.0%)...............................  $8.33
                                                    =====
Class Y
  Net asset value per share ($252 / 30 shares
    outstanding)..................................  $8.39
                                                    =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $179,802 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $  6,008
   Unrealized depreciation......................   (32,598)
                                                  --------
   Net unrealized depreciation..................  $(26,590)
                                                  ========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.41% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 9.1%
    111     Abitibi-Consolidated, Inc. .......................  $    706
      3     Air Products and Chemicals, Inc. (with rights)....       128
     52     Alcoa, Inc. ......................................     1,154
      5     Engelhard Corp. (with rights).....................       104
     31     IMC Global, Inc. .................................       344
      8     Lafarge North America, Inc. ......................       237
     12     Michelin (C.G.D.E.) Class B.......................       352
     28     Smurfit-Stone Container Corp.(a)..................       363
                                                                --------
                                                                   3,388
                                                                --------
            CAPITAL GOODS -- 5.1%
     50     Axcelis Technologies, Inc.(a).....................       268
      7     Eaton Corp. (with rights).........................       499
     33     Flowserve Corp.(a)................................       388
      7     IHC Caland N.V. ..................................       306
     15     Rockwell Automation, Inc. ........................       252
     16     Teradyne, Inc. (with rights)(a)...................       190
                                                                --------
                                                                   1,903
                                                                --------
            CONSUMER CYCLICAL -- 12.1%
     20     BJ's Wholesale Club, Inc.(a)......................       404
      8     Granite Construction, Inc. .......................       129
     25     Kroger Co. (with rights)(a).......................       368
     23     Petroleo Brasileiro S.A. ADR......................       306
     11     Pier 1 Imports, Inc. .............................       213
     20     Ross Stores, Inc. ................................       837
     20     Safeway, Inc.(a)..................................       453
     65     TJX Companies, Inc. ..............................     1,334
     22     Toll Brothers, Inc.(a)............................       453
                                                                --------
                                                                   4,497
                                                                --------
            CONSUMER STAPLES -- 2.1%
     27     EnCana Corp. .....................................       780
                                                                --------
            ENERGY -- 4.3%
     18     Devon Energy Corp. ...............................       904
     20     GlobalSantaFe Corp. ..............................       490
      5     Progress Energy, Inc. ............................       196
                                                                --------
                                                                   1,590
                                                                --------
            FINANCE AND INSURANCE -- 33.5%
     20     ACE Ltd. ADR (with rights)........................       624
      8     Arch Capital Group Ltd.(a)........................       221
     28     Astoria Financial Corp. ..........................       746
      6     CIGNA Corp. (with rights).........................       199
     43     CIT Group, Inc. ..................................       771
     62     Citigroup, Inc. ..................................     2,297
     17     Fannie Mae........................................     1,157
     10     Freddie Mac.......................................       585
     40     Hibernia Corp. Class A............................       794
      8     MBIA, Inc. .......................................       371
     30     Oxford Health Plans, Inc.(a)......................     1,085
      2     Platinum Underwriters Holdings Ltd.(a)............        50
     39     RenaissanceRe Holdings Ltd. ADR...................     1,607

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     19     St. Paul Companies, Inc. .........................  $    617
      3     Travelers Property Casualty Corp. Class A(a)......        33
     27     Travelers Property Casualty Corp. Class B(a)......       370
     22     UnionBanCal Corp. ................................       940
                                                                --------
                                                                  12,467
                                                                --------
            HEALTH CARE -- 7.6%
     14     Abbott Laboratories (with rights).................       599
      7     Aventis S.A. ADR..................................       420
     24     Health Net, Inc. (with rights)(a).................       562
     11     Monsanto Co. .....................................       185
     21     Pharmacia Corp. (with rights).....................       886
      6     Wyeth (with rights)...............................       194
                                                                --------
                                                                   2,846
                                                                --------
            SERVICES -- 4.9%
     30     BearingPoint, Inc. (with rights)(a)...............       231
     61     Comcast Corp. Special Class A(a)..................     1,394
    100     UnitedGlobalCom, Inc. Class A(a)..................       189
                                                                --------
                                                                   1,814
                                                                --------
            TECHNOLOGY -- 17.4%
      7     AMETEK, Inc. .....................................       237
     87     AOL Time Warner, Inc. (with rights)(a)............     1,283
     34     Arrow Electronics, Inc.(a)........................       446
     17     Cirrus Logic, Inc.(a).............................        56
     18     Cisco Systems, Inc. (with rights)(a)..............       201
     21     Cox Communications, Inc. Class A(a)...............       575
     15     Fairchild Semiconductor Corp.
              Class A(a)......................................       182
     13     International Business Machines Corp. ............       995
     52     McLeodUSA, Inc.(a)................................        23
     28     Micron Technology, Inc.(a)........................       443
     54     Solectron Corp. (with rights)(a)..................       123
     18     Sybase, Inc. (with rights)(a).....................       229
     97     Tyco International Ltd. (with rights).............     1,406
     29     Vishay Intertechnology, Inc.(a)...................       298
                                                                --------
                                                                   6,497
                                                                --------
            TRANSPORTATION -- 1.9%
      5     Canadian National Railway Co. ....................       209
     18     Continental Airlines, Inc. Class B (with
              rights)(a)......................................       115
     33     ExpressJet Holdings, Inc.(a)......................       374
                                                                --------
                                                                     698
                                                                --------
            UTILITIES -- 1.0%
      5     CMS Energy Corp. .................................        38
      6     FirstEnergy Corp. (with rights)...................       191
      4     PPL Corp. ........................................       156
                                                                --------
                                                                     385
                                                                --------
            Total common stock (cost $41,737).................  $ 36,865
                                                                ========

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 2.2%
            FINANCE -- 2.2%
 $  806     Joint Repurchase Agreement, 1.88%, 11/01/2002
              (Note 2f).......................................  $    806
      1     U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................         1
                                                                --------
            Total short-term investments (cost $807)..........  $    807
                                                                ========
            Total investments in securities (cost
              $42,544)(b).....................................  $ 37,672
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............  $37,672
Receivables:
  Fund shares sold...............................       19
  Dividends and interest.........................       39
Other assets.....................................       37
                                                   -------
Total assets.....................................   37,767
                                                   -------
LIABILITIES
Payables:
  Investment securities purchased................      453
  Fund shares redeemed...........................       25
  Payable for investment management and advisory
    fees (Note 3)................................       30
  Payable for distribution fees (Note 3).........        4
  Accrued Expenses...............................        7
                                                   -------
Total liabilities................................      519
                                                   -------
Net assets.......................................  $37,248
                                                   =======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 100,000 shares authorized;
  4,097 shares outstanding.......................  $51,645
Accumulated net realized loss on investments and
  foreign currency transactions..................   (9,525)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency....   (4,872)
                                                   -------
Net assets.......................................  $37,248
                                                   =======

Class A

  Net asset value per share ($2,600 / 281 shares
    outstanding)...................................  $9.26
                                                     =====

  Maximum offering price per share
    ($9.26 / 94.5%)................................  $9.80
                                                     =====

Class B

  Net asset value per share ($481 / 54 shares
    outstanding)...................................  $8.84
                                                     =====

Class C

  Net asset value per share ($430 / 49 shares
    outstanding)...................................  $8.85
                                                     =====

  Maximum offering price per share
    ($8.85 / 99.0%)................................  $8.94
                                                     =====

Class H

  Net asset value per share ($5,634 / 636 shares
    outstanding)...................................  $8.85
                                                     =====

Class L
  Net asset value per share ($19,684 / 2,126 shares
    outstanding)...................................  $9.26
                                                     =====

  Maximum offering price per share
    ($9.26 / 95.25%)...............................  $9.72
                                                     =====

Class M

  Net asset value per share ($6,669 / 754 shares
    outstanding)...................................  $8.85
                                                     =====

Class N

  Net asset value per share ($1,749 / 197 shares
    outstanding)...................................  $8.85
                                                     =====

Class Y

  Net asset value per share ($1 / @@ shares
    outstanding)...................................  $9.30
                                                     =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $43,469 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation......................  $ 2,110



   Unrealized depreciation......................   (7,907)
                                                  -------



   Net unrealized depreciation..................  $(5,797)
                                                  =======

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.27% of total net assets as of October 31, 2002.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 92.3%
            AUSTRALIA -- 1.1%
    189     News Corp. Ltd (Arts, Entertainment, and
              Recreation).....................................  $  1,118
                                                                --------
            BRAZIL -- 0.7%
    @26     Companhia Vale do Rio Doce ADR(a) (Primary Metal
              Manufacturing)..................................       687
                                                                --------
            CANADA -- 2.0%
     29     Canadian National Railway Co. (Rail
              Transportation).................................     1,224
     42     National Bank of Canada (Finance and Insurance)...       798
                                                                --------
                                                                   2,022
                                                                --------
            FINLAND -- 2.9%
    130     Nokia Oyj (Computer and Electronic Product
              Manufacturing)..................................     2,205
     26     UPM-Kymmene Oyj (Paper Manufacturing).............       834
                                                                --------
                                                                   3,039
                                                                --------
            FRANCE -- 12.0%
     36     Aventis S.A. (Health Care and Social
              Assistance).....................................     2,173
     58     Axa (Finance and Insurance).......................       864
    @38     BNP Paribas (Finance and Insurance)...............     1,532
     12     Carrefour S.A. (Retail Trade).....................       575
     15     CNP Assurances (Finance and Insurance)............       534
     25     PSA Peugeot Citroen S.A. (Motor Vehicle & Parts
              Manufacturing)..................................     1,048
     10     Sanofi-Synthelabo S.A. (Health Care and Social
              Assistance).....................................       593
     10     Schneider Electric S.A. (Miscellaneous
              Manufacturing)..................................       454
    @18     Societe Television Francaise 1 Arts,
              Entertainment, and Recreation)..................       469
     24     Total Fina Elf S.A. (Petroleum and Coal Products
              Manufacturing)..................................     3,348
     24     Vivendi Environnement (Administrative Waste
              Management and Remediation).....................       557
     25     Vivendi Universal S.A. (Other Services)...........       307
                                                                --------
                                                                  12,454
                                                                --------
            GERMANY -- 6.8%
     11     Adidas-Salomon AG (Leather and Allied Product
              Manufacturing)..................................       865
     34     BASF AG (Chemical Manufacturing)..................     1,255
    @77     Deutsche Telekom AG ADR (Information).............       873
     34     E.On AG (Miscellaneous Manufacturing).............     1,552
     46     Metro AG (Retail Trade)...........................     1,068
     24     RWE AG (Petroleum and Coal Products
              Manufacturing)..................................       761
      8     SAP AG (Information)..............................       637
                                                                --------
                                                                   7,011
                                                                --------
            HONG KONG -- 0.4%
     60     Sun Hung Kai Properties Ltd. (Construction).......       374
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            IRELAND -- 2.1%
     77     Allied Irish Banks plc (Finance and Insurance)....  $  1,081
    169     Ryanair Holdings plc(a) (Air Transportation)......     1,109
                                                                --------
                                                                   2,190
                                                                --------
            ITALY -- 4.9%
   @130     Autostrade -- Concessioni e Costruzioni Autostrade
              S.p.A. (Construction)...........................     1,079
   @396     Banca Monte dei Paschi di Siena S.p.A. (Finance
              and Insurance)..................................       858
    @47     Banco Popolare di Verona e Novara Scrl (Finance
              and Insurance)..................................       558
    @65     ENI-Ente Nazionale Idrocarburi S.p.A. (Petroleum
              and Coal Products Manufacturing)................       905
   @150     Mediaset S.p.A. (Arts, Entertainment, and
              Recreation).....................................     1,049
   @135     Telecom Italia Mobile S.p.A. (T.I.M.)
              (Information)...................................       627
                                                                --------
                                                                   5,076
                                                                --------
            JAPAN -- 13.2%
     16     Canon, Inc. (Computer and Electronic Product
              Manufacturing)..................................       590
     70     Citizen Watch Co. Ltd. (Retail Trade).............       367
     @@     East Japan Railway Co. (Transit and Ground
              Passenger Transportation).......................       633
      8     Fast Retailing Co. Ltd. (Retail Trade)............       232
     32     Fujisawa Pharmaceutical Co. Ltd. (Health Care and
              Social Assistance)..............................       615
     43     Kao Corp. (Retail Trade)..........................       983
      9     Kyocera Corp. (Computer and Electronic Product
              Manufacturing)..................................       542
     65     Matsushita Electric Industrial Co. Ltd. (Computer
              and Electronic Product Manufacturing)...........       681
     41     Mitsubishi Estate Co. Ltd. (Real Estate and Rental
              and Leasing)....................................       307
     10     Murata Manufacturing Co. Ltd. (Electrical
              Equipment, Appliance Manufacturing).............       449
     53     Nikko Cordial Corp. (Finance and Insurance).......       211
      5     Nintendo Co. Ltd. (Toy Manufacturing).............       472
    471     Nippon Steel Corp. (Primary Metal
              Manufacturing)..................................       538
     @@     Nippon Unipac Holding (Paper Manufacturing).......       372
     @@     NTT DoCoMo, Inc. (Information)....................       622
     28     Pioneer Corp. (Computer and Electronic Product
              Manufacturing)..................................       478
     21     Promise Co. Ltd. (Finance and Insurance)..........       680
     10     Secom Co. Ltd. (Administrative Waste Management
              and Remediation)................................       371
     78     Shionogi & Co. Ltd. (Health Care and Social
              Assistance).....................................       895
      1     SKY Perfect Communications, Inc.(a)
              (Information)...................................       797

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
     13     Sony Corp. (Computer and Electronic Product
              Manufacturing)..................................  $    558
    135     Sumitomo Mitsui Banking Corp. (Finance and
              Insurance)......................................       557
     55     Tostem Inax Holding Corp. (Retail Trade)..........       741
     41     Toyota Motor Corp. (Motor Vehicle & Parts
              Manufacturing)..................................       990
                                                                --------
                                                                  13,681
                                                                --------
            MALAYSIA -- 0.5%
    224     Resorts World Berhad (Arts, Entertainment, and
              Recreation).....................................       531
                                                                --------
            NETHERLANDS -- 8.3%
    115     Aegon N.V. (Finance and Insurance)................     1,560
     65     Fortis Banks N.A. (Finance and Insurance).........     1,181
     70     ING Groep N.V. (Finance and Insurance)............     1,163
    262     Koninklijke (Royal) KPN N.V. (Information)........     1,660
     59     Royal Dutch Petroleum Co. (Petroleum and Coal
              Products Manufacturing).........................     2,552
     33     TPG N.V. (Postal Service).........................       528
                                                                --------
                                                                   8,644
                                                                --------
            NEW ZEALAND -- 0.5%
    219     Telecom Corp. of New Zealand Ltd. (Information)...       539
                                                                --------
            SINGAPORE -- 0.7%
     98     United Overseas Bank Ltd. (Finance and
              Insurance)......................................       744
                                                                --------
            SOUTH KOREA -- 2.7%
     56     Korea Tobacco & Ginseng Corp. (Beverage and
              Tobacco Product Manufacturing)..................       412
      4     Samsung Electronics (Computer and Electronic
              Product Manufacturing)..........................     1,107
      7     SK Telecom Co. Ltd. (Information).................     1,250
                                                                --------
                                                                   2,769
                                                                --------
            SPAIN -- 1.2%
     10     Banco Popular Espanol (Finance and Insurance).....       423
     37     Industria de Diseno Textil S.A. (Inditex)
              (Wholesale Trade)...............................       828
                                                                --------
                                                                   1,251
                                                                --------
            SWEDEN -- 2.4%
   @125     Gambro AB Class A (Health Care and Social
              Assistance).....................................       652
     48     Svenska Handelsbanken AB Class A (Finance and
              Insurance)......................................       610
    170     Swedish Match AB (Beverage and Tobacco Product
              Manufacturing)..................................     1,228
                                                                --------
                                                                   2,490
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SWITZERLAND -- 7.5%
     12     Ciba Specialty Chemicals AG (Chemical
              Manufacturing)..................................  $    836
     64     Credit Suisse Group (Finance and Insurance).......     1,225
     12     Nestle S.A. (Food Manufacturing)..................     2,567
     29     Novartis AG (Health Care and Social Assistance)...     1,089
      7     Roche Holding AG (Health Care and Social
              Assistance).....................................       467
      1     Serono S.A. Class B (Health Care and Social
              Assistance).....................................       662
     15     Syngenta AG (Agriculture, Forestry, Fishing and
              Hunting)........................................       878
                                                                --------
                                                                   7,724
                                                                --------
            TAIWAN -- 1.9%
      1     China Steel Corp. (Primary Metal Manufacturing)...        @@
    753     Chinatrust Financial Holding Co. Ltd.(a) (Finance
              and Insurance)..................................       600
     @@     Formosa Chemicals & Fibre Corp. (Chemical
              Manufacturing)..................................        @@
    134     Quanta Computer, Inc. (Computer and Electronic
              Product Manufacturing)..........................       272
     76     Taiwan Semiconductor Manufacturing Co. Ltd. ADR(a)
              (Computer and Electronic Product
              Manufacturing)..................................       597
    560     United Microelectronics Corp. (Computer and
              Electronic Product Manufacturing)...............       406
    @23     United Microelectronics Corp. ADR(a) (Computer and
              Electronic Product Manufacturing)...............        94
                                                                --------
                                                                   1,969
                                                                --------
            THAILAND -- 0.9%
    668     Siam Commercial Bank Public Co. Ltd.(a) (Finance
              and Insurance)..................................       405
    669     Thai Farmers Bank Public Co. Ltd.(a) (Finance and
              Insurance)......................................       479
                                                                --------
                                                                     884
                                                                --------
            UNITED KINGDOM -- 18.4%
     73     AstraZeneca plc (Health Care and Social
              Assistance).....................................     2,742
     94     Aviva plc (Finance and Insurance).................       723
    422     BAE Systems plc (Miscellaneous Manufacturing).....     1,229
    290     BP plc (Petroleum and Coal Products
              Manufacturing)..................................     1,858
     45     British Sky Broadcasting Group plc(a)
              (Information)...................................       422
    152     Compass Group plc (Accommodation and Food
              Services).......................................       675
     95     Diageo plc (Beverage and Tobacco Product
              Manufacturing)..................................     1,073
     80     GlaxoSmithKline plc (Health Care and Social
              Assistance).....................................     1,525

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     82     Hilton Group plc (Arts, Entertainment, and
              Recreation).....................................  $    222
     67     Imperial Tobacco Group plc (Beverage and Tobacco
              Product Manufacturing)..........................     1,054
     96     Pearson plc (Arts, Entertainment, and
              Recreation).....................................     1,022
     84     Royal Bank of Scotland Group plc (Finance and
              Insurance)......................................     1,970
     58     Scottish & Newcastle plc (Beverage and Tobacco
              Product Manufacturing)..........................       450
    183     Tesco plc (Retail Trade)..........................       568
  2,161     Vodafone Group plc (Information)..................     3,473
                                                                --------
                                                                  19,006
                                                                --------
            UNITED STATES -- 1.2%
    @62     Accenture Ltd. Class A(a) (Professional,
              Scientific, and Technical Services).............     1,045
      6     Schlumberger Ltd. (Petroleum and Coal Products
              Manufacturing)..................................       242
                                                                --------
                                                                   1,287
                                                                --------
            Total common stock (cost $104,028)................  $ 95,490
                                                                ========
PREFERRED STOCK -- 0.7%
            GERMANY -- 0.7%
     14     Wella AG (Health Care and Social Assistance)......  $    724
                                                                --------
            Total preferred stock (cost $730).................  $    724
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 9.5%
            FINANCE -- 9.5%
 $9,787     Joint Repurchase Agreement, 1.88%, 11/01/2002
              (Note 2f).......................................  $  9,787
     @@     U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................        --
                                                                --------
            Total short-term investments (cost $9,787)........  $  9,787
                                                                ========
            Total investments in securities (cost
              $114,545)(b)....................................  $106,001
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $106,001
Cash........................................................         7
Foreign currency on deposit with custodian (cost $77).......        90
Collateral for securities lending transactions (Note 2d)....     9,505
Receivables:
  Investment securities sold................................     1,475
  Fund shares sold..........................................       227
  Dividends and interest....................................       244
Other assets................................................        56
                                                              --------
Total assets................................................   117,605
                                                              --------
LIABILITIES
Unrealized depreciation on foreign currency contracts.......         7
Payables:
  Payable upon return of securities loaned (Note 2d)........     9,505
  Investment securities purchased...........................       330
  Fund shares redeemed......................................     4,169
  Payable for investment management and advisory fees (Note
    3)......................................................        73
  Payable for distribution fees (Note 3)....................        11
  Accrued Expenses..........................................        86
                                                              --------
Total liabilities...........................................    14,181
                                                              --------
Net assets..................................................  $103,424
                                                              ========

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 300,000 shares authorized; 13,046 shares
  outstanding...............................................  $169,508
Accumulated net realized loss on investments and foreign
  currency transactions.....................................   (57,561)
Unrealized depreciation of investments in securities and the translations of assets and liabilities denominated in
  foreign currency..........................................    (8,523)
                                                              --------
Net assets..................................................  $103,424
                                                              ========

Class A
  Net asset value per share ($66,775 / 8,320
    shares outstanding)........................... $   8.03
                                                   ========
  Maximum offering price per share
    ($8.03 / 94.5%)............................... $   8.50
                                                   ========
Class B
  Net asset value per share ($18,668 / 2,420
    shares outstanding)........................... $   7.71
                                                   ========
Class C
  Net asset value per share ($13,438 / 1,752
    shares outstanding)........................... $   7.67
                                                   ========
  Maximum offering price per share
    ($7.67 / 99.0%)............................... $   7.75
                                                   ========
Class Y
  Net asset value per share ($4,543 / 554 shares
    outstanding).................................. $   8.19
                                                   ========

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes was $116,569 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................  $  1,103
   Unrealized depreciation.....................   (11,671)
                                                 --------
   Net unrealized depreciation.................  $(10,568)
                                                 ========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Swiss Francs (Sell)              $ 98               $ 98           11/01/2002              $--
Euro (Sell)                       451                448           11/01/2002               (3)
Japanese Yen (Sell)               311                308           11/01/2002               (3)
Euro (Sell)                       103                102           11/04/2002               (1)
Euro (Sell)                       433                433           11/05/2002               --
Swiss Francs (Buy)                101                101           11/05/2002               --
Japanese Yen (Buy)                 75                 75           11/05/2002               --
Japanese Yen (Buy)                112                112           11/06/2002               --
                                                                                           ---
                                                                                           $(7)
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL LEADERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 97.0%
            AUSTRALIA -- 1.3%
     969    Woolworths Ltd. (Retail Trade)....................  $  6,620
                                                                --------
            CANADA -- 2.5%
      @@    Nortel Networks(a) (Information)..................     3,197
  @7,591    Nortel Networks Corp.(a) (Information)............     9,336
                                                                --------
                                                                  12,533
                                                                --------
            FINLAND -- 4.4%
   1,303    Nokia Oyj (Computer and Electronic Product
              Manufacturing)..................................    22,136
                                                                --------
            FRANCE -- 6.5%
     634    Axa (Finance and Insurance).......................     9,456
      28    Groupe Danone (Food Manufacturing)................     3,581
      91    L'Oreal S.A. (Wholesale Trade)....................     6,799
    @206    Societe Television Francaise 1 (Arts,
              Entertainment, and Recreation)..................     5,317
      55    Total Fina Elf S.A. (Petroleum and Coal Products
              Manufacturing)..................................     7,563
                                                                --------
                                                                  32,716
                                                                --------
            GERMANY -- 1.8%
      20    Allianz AG (Finance and Insurance)................     2,080
      91    SAP AG (Information)..............................     7,006
                                                                --------
                                                                   9,086
                                                                --------
            HONG KONG -- 1.8%
  @5,326    China Unicom Ltd.(a) (Information)................     3,312
  @4,564    CNOOC Ltd. (Petroleum and Coal Products
              Manufacturing)..................................     5,705
                                                                --------
                                                                   9,017
                                                                --------
            ISRAEL -- 0.6%
      42    Teva Pharmaceutical Industries Ltd. ADR (Health
              Care and Social Assistance).....................     3,244
                                                                --------
            ITALY -- 1.0%
    @756    Mediaset S.p.A. (Arts, Entertainment, and
              Recreation).....................................     5,278
                                                                --------
            JAPAN -- 4.6%
     280    Fast Retailing Co. Ltd. (Retail Trade)............     8,675
   2,650    Nikko Cordial Corp. (Finance and Insurance).......    10,621
      20    Nintendo Co. Ltd. (Toy Manufacturing).............     1,888
      46    Sony Corp. (Computer and Electronic Product
              Manufacturing)..................................     1,957
                                                                --------
                                                                  23,141
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            NETHERLANDS -- 9.0%
     933    Aegon N.V. (Finance and Insurance)................  $ 12,647
   2,294    Koninklijke (Royal) KPN N.V. (Information)........    14,537
    @260    STMicroelectronics N.V. (Computer and Electronic
              Product Manufacturing)..........................     5,117
     203    Unilever N.V. NY Shares (Food Manufacturing)......    12,993
                                                                --------
                                                                  45,294
                                                                --------
            NORWAY -- 1.4%
    @644    Tandberg ASA (Information)........................     6,971
                                                                --------
            SINGAPORE -- 1.4%
     820    Flextronics International Ltd.(a) (Computer and
              Electronic Product Manufacturing)...............     6,858
                                                                --------
            SOUTH KOREA -- 2.3%
      83    Samsung Electronics Co. Ltd. GDR(e) (Computer and
              Electronic Product Manufacturing)...............    11,736
                                                                --------
            SPAIN -- 0.5%
      62    Banco Popular Espanol (Finance and Insurance).....     2,666
                                                                --------
            SWEDEN -- 1.6%
    @243    SKF AB B Shares (Fabricated Metal Product
              Manufacturing)..................................     6,092
     303    Swedish Match AB (Beverage and Tobacco Product
              Manufacturing)..................................     2,182
                                                                --------
                                                                   8,274
                                                                --------
            SWITZERLAND -- 3.5%
     661    Credit Suisse Group (Finance and Insurance).......    12,636
      71    Roche Holding AG (Health Care and Social
              Assistance).....................................     5,054
                                                                --------
                                                                  17,690
                                                                --------
            UNITED KINGDOM -- 8.7%
     173    AstraZeneca plc (Health Care and Social
              Assistance).....................................     6,440
     491    Cable & Wireless plc (Information)................     1,137
     884    Capita Group plc (Public Administration)..........     3,098
       4    GlaxoSmithKline plc (Health Care and Social
              Assistance).....................................        80
     605    Imperial Tobacco Group plc (Beverage and Tobacco
              Product Manufacturing)..........................     9,459
   1,028    P & O Princess Cruises plc (Scenic and Sightseeing
              Transportation).................................     7,539
     254    Reckitt Benckiser plc (Soap, Cleaning Compound,
              and Toilet Manufacturing).......................     4,617
   7,356    Vodafone Group plc (Information)..................    11,825
                                                                --------
                                                                  44,195
                                                                --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL LEADERS FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- 44.1%
     112    3M Co. (Paper Manufacturing)......................  $ 14,217
     145    Abbott Laboratories (with rights) (Health Care and
              Social Assistance)..............................     6,088
      98    American Standard Companies, Inc.(a) (Machinery
              Manufacturing)..................................     6,537
     824    AOL Time Warner, Inc. (with rights)(a)
              (Information)...................................    12,160
     610    AT&T Corp. (Information)..........................     7,957
      42    Bank of America Corp. (Finance and Insurance).....     2,946
     115    Bank One Corp. (Finance and Insurance)............     4,420
     355    Cadence Design Systems, Inc.(a) (Professional,
              Scientific, and Technical Services).............     3,597
     181    Cisco Systems, Inc. (with rights)(a) (Computer and
              Electronic Product Manufacturing)...............     2,028
     470    Citigroup, Inc. (Finance and Insurance)...........    17,383
      84    Deere & Co. (with rights) (Machinery
              Manufacturing)..................................     3,920
     397    Dell Computer Corp. (with rights)(a) (Computer and
              Electronic Product Manufacturing)...............    11,364
     159    Du Pont (E.I.) de Nemours & Co. (Chemical
              Manufacturing)..................................     6,571
    @146    eBay, Inc.(a) (Retail Trade)......................     9,230
     174    Exxon Mobil Corp. (Petroleum and Coal Products
              Manufacturing)..................................     5,840
      32    Gannett Co., Inc. (with rights) (Arts,
              Entertainment, and Recreation)..................     2,422
      56    Genentech, Inc.(a) (Health Care and Social
              Assistance).....................................     1,909
     134    General Electric Co. (Electrical Equipment,
              Appliance Manufacturing)........................     3,396
      29    Goldman Sachs Group, Inc. (Finance and
              Insurance)......................................     2,062
     124    Halliburton Co. (with rights) (Petroleum and Coal
              Products Manufacturing).........................     2,013
     586    Hewlett-Packard Co. (Computer and Electronic
              Product Manufacturing)..........................     9,265
      87    IDEC Pharmaceuticals Corp.(a) (Health Care and
              Social Assistance)..............................     3,995
     157    Lilly (Eli) & Co. (with rights) (Health Care and
              Social Assistance)..............................     8,714

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            UNITED STATES -- (CONTINUED)
     160    Medtronic, Inc. (with rights) (Health Care and
              Social Assistance)..............................  $  7,172
     151    Merrill Lynch & Co., Inc. (Finance and
              Insurance)......................................     5,727
     260    Microsoft Corp.(a) (Information)..................    13,891
     581    Pfizer, Inc. (with rights) (Health Care and Social
              Assistance).....................................    18,471
      98    R.J. Reynolds Tobacco Holdings, Inc. (with rights)
              (Beverage and Tobacco Product Manufacturing)....     3,994
     641    Schering-Plough Corp. (with rights) (Health Care
              and Social Assistance)..........................    13,679
      68    Schlumberger Ltd. (Petroleum and Coal Products
              Manufacturing)..................................     2,735
      75    SYSCO Corp. (with rights) (Wholesale Trade).......     2,376
     122    Viacom, Inc. Class B(a) (Arts, Entertainment, and
              Recreation).....................................     5,456
      32    Wal-Mart Stores, Inc. (Retail Trade)..............     1,697
                                                                --------
                                                                 223,232
                                                                --------
            Total common stock (cost $468,574)................  $490,687
                                                                ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 4.0%
            FINANCE -- 4.0%
 $20,315    Joint Repurchase Agreement, 1.88%, 11/01/2002
              (Note 2f).......................................  $ 20,315
       2    U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61% (Finance and
              Insurance)......................................         2
                                                                --------
            Total short-term investments (cost $20,317).......  $ 20,317
                                                                ========
            Total investments in securities (cost
              $488,891)(b)....................................  $511,004
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $511,004
Cash........................................................         4
Foreign currency on deposit with custodian (cost $291)......       295
Collateral for securities lending transactions (Note 2d)....    36,186
  Unrealized appreciation on foreign currency contracts.....         6
Receivables:
  Investment securities sold................................    14,260
  Fund shares sold..........................................     1,750
  Dividends and interest....................................       630
Other assets................................................       109
                                                              --------
Total assets................................................   564,244
                                                              --------
LIABILITIES
Unrealized depreciation on foreign currency contracts.......        54
Payables:
  Payable upon return of securities loaned (Note 2d)........    36,186
  Investment securities purchased...........................    19,912
  Fund shares redeemed......................................     1,440
  Payable for investment management and advisory fees (Note
    3)......................................................       341
  Payable for distribution fees (Note 3)....................        51
  Accrued Expenses..........................................       232
                                                              --------
Total liabilities...........................................    58,216
                                                              --------
Net assets..................................................  $506,028
                                                              ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 300,000 shares authorized; 45,493 shares
  outstanding...............................................  $ 720,079
Accumulated undistributed net investment income.............         48
Accumulated net realized loss on investments and foreign
  currency transactions.....................................   (236,234)
Unrealized appreciation of investments in securities and the translations of assets and liabilities denominated in
  foreign currency..........................................     22,135
                                                              ---------
Net assets..................................................  $ 506,028
                                                              =========

Class A
  Net asset value per share ($354,407 / 31,603
    shares outstanding)...........................  $11.21
                                                    ======
  Maximum offering price per share
    ($11.21 / 94.5%)..............................  $11.86
                                                    ======
Class B
  Net asset value per share ($70,280 / 6,457
    shares outstanding)...........................  $10.88
                                                    ======
Class C
  Net asset value per share ($75,174 / 6,895
    shares outstanding)...........................  $10.90
                                                    ======
  Maximum offering price per
    share($10.90 / 99.0%).........................  $11.01
                                                    ======
Class Y
  Net asset value per share ($6,167 / 538 shares
    outstanding)..................................  $11.45
                                                    ======

  (a)  Presently non-incoming producing

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $502,241 and the aggregate gross unrealized appreciation and depreciation based on that cost were:




   Unrealized appreciation..................................................  $ 19,557



   Unrealized depreciation..................................................   (10,794)
                                                                              --------



   Net unrealized appreciation..............................................  $  8,763
                                                                              ========


  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets

  (e) Securities issued within the terms of a private placement memorandum, exempt form registration under Section 144A of the securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of directors, these issues ate determined to be liquid. The aggregate value of these securities at October 31, 2002, was $11,736, which represents 2.32% of total net assets

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero

         FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Euro (Sell)                     $5,206             $5,176          11/01/2002              $(30)
Euro (Sell)                      2,867              2,864          11/05/2002                (3)
Japanese Yen (Sell)                963                955          11/01/2002                (8)
British Pound (Sell)             3,406              3,393          11/01/2002               (13)
British Pound (Buy)              1,344              1,338          11/04/2002                 6
British Pound (Buy)              1,139              1,139          11/05/2002                --
                                                                                           ----
                                                                                           $(48)
                                                                                           ====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD FOCUS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.0%
            BASIC MATERIALS -- 2.8%
    120     Dow Chemical Co. .................................  $  3,119
                                                                --------
            CAPITAL GOODS -- 5.6%
    100     Boeing Co. .......................................     2,975
     32     Northrop Grumman Corp. (with rights)..............     3,331
                                                                --------
                                                                   6,306
                                                                --------
            CONSUMER CYCLICAL -- 6.2%
    120     Home Depot, Inc. .................................     3,466
    150     Safeway, Inc.(a)..................................     3,465
                                                                --------
                                                                   6,931
                                                                --------
            CONSUMER STAPLES -- 5.7%
    107     Pepsi Bottling Group, Inc.........................     2,876
     77     Weyerhaeuser Co. .................................     3,470
                                                                --------
                                                                   6,346
                                                                --------
            ENERGY -- 6.2%
    101     Exxon Mobil Corp. ................................     3,410
    220     Halliburton Co. (with rights).....................     3,559
                                                                --------
                                                                   6,969
                                                                --------
            FINANCE AND INSURANCE -- 24.9%
     93     American Express Co. .............................     3,379
     85     American International Group, Inc. ...............     5,317
    160     Citigroup, Inc. ..................................     5,912
     91     Franklin Resources, Inc. .........................     2,999
     45     Goldman Sachs Group, Inc. ........................     3,222
    140     Household International, Inc.
              (with rights)...................................     3,326
     97     Merrill Lynch & Co., Inc. ........................     3,692
                                                                --------
                                                                  27,847
                                                                --------
            HEALTH CARE -- 20.7%
     80     Abbott Laboratories (with rights).................     3,350
    128     Baxter International, Inc. (with rights)..........     3,212
    100     Genzyme Corp. -- General Division(a)..............     2,785
    180     Pfizer, Inc. (with rights)........................     5,719
    200     Schering-Plough Corp. (with rights)...............     4,270
    112     Wyeth (with rights)...............................     3,735
                                                                --------
                                                                  23,071
                                                                --------
            TECHNOLOGY -- 25.9%
    390     AOL Time Warner, Inc. (with rights)(a)............     5,752
    259     Cisco Systems, Inc. (with rights)(a)..............     2,899
    260     Hewlett-Packard Co. ..............................     4,108
    200     Intel Corp. ......................................     3,460
     49     International Business Machines Corp. ............     3,900
    100     Microsoft Corp.(a)................................     5,347
    132     SBC Communications, Inc. .........................     3,392
                                                                --------
                                                                  28,858
                                                                --------
            Total common stock (cost $134,807)................  $109,447
                                                                ========
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 2.3%
            FINANCE -- 2.3%
 $2,601     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  2,601
                                                                --------
            Total short-term investments
              (cost $2,601)...................................  $  2,601
                                                                ========
            Total investments in securities (cost
              $137,408)(b)....................................  $112,048
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $112,048
Cash........................................................         1
Receivables:
  Investment securities sold................................       587
  Fund shares sold..........................................       171
  Dividends and interest....................................       128
Other assets................................................        33
                                                              --------
Total assets................................................   112,968
                                                              --------
LIABILITIES
Payables:
  Investment securities purchased...........................       973
  Fund shares redeemed......................................       194
  Payable for investment management and advisory fees (Note
    3)......................................................        91
  Payable for distribution fees (Note 3)....................        12
  Accrued Expenses..........................................        48
                                                              --------
Total liabilities...........................................     1,318
                                                              --------
Net assets..................................................  $111,650
                                                              ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 300,000 shares authorized; 15,313 shares
  outstanding...............................................  $154,438
Accumulated net realized loss on investments................   (17,428)
Unrealized depreciation of investments in securities........   (25,360)
                                                              --------
Net assets..................................................  $111,650
                                                              ========

Class A
  Net asset value per share ($66,432 / 9,073
    shares outstanding)...........................  $7.32
                                                    =====
  Maximum offering price per share
    ($7.32 / 94.5%)...............................  $7.75
                                                    =====
Class B
  Net asset value per share ($18,862 / 2,602
    shares outstanding)...........................  $7.25
                                                    =====
Class C
  Net asset value per share ($25,847 / 3,569
    shares outstanding)...........................  $7.24
                                                    =====
  Maximum offering price per share
    ($7.24 / 99.0%)...............................  $7.31
                                                    =====
Class Y
  Net asset value per share ($509 / 69 shares
    outstanding)..................................  $7.37
                                                    =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $139,052 and the aggregate gross unrealized appreciation and depreciation based on that cost were:


   Unrealized appreciation..................................................  $  1,627



   Unrealized depreciation..................................................   (28,631)
                                                                              --------



   Net unrealized depreciation..............................................  $(27,004)
                                                                              ========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.4%
            CONSUMER CYCLICAL -- 7.9%
    141     Bed Bath & Beyond, Inc.(a)........................  $  4,996
     54     eBay, Inc.(a).....................................     3,448
     91     Home Depot, Inc. .................................     2,640
    208     Lowe's Companies, Inc. (with rights)..............     8,671
    107     SYSCO Corp. (with rights).........................     3,396
    167     TJX Companies, Inc. ..............................     3,423
                                                                --------
                                                                  26,574
                                                                --------
            CONSUMER STAPLES -- 1.3%
    107     Philip Morris Companies, Inc. ....................     4,364
                                                                --------
            FINANCE AND INSURANCE -- 17.0%
    195     American International Group, Inc. ...............    12,185
     50     Anthem, Inc.(a)...................................     3,131
    373     Citigroup, Inc. ..................................    13,775
     83     Countrywide Credit Industries, Inc. ..............     4,196
     74     Freddie Mac.......................................     4,551
    142     Household International, Inc. (with rights).......     3,369
     64     MBIA, Inc. .......................................     2,807
    110     Merrill Lynch & Co., Inc. ........................     4,171
    161     St. Paul Companies, Inc. .........................     5,277
     46     Wellpoint Health Networks, Inc.(a)................     3,490
                                                                --------
                                                                  56,952
                                                                --------
            HEALTH CARE -- 34.3%
    210     Abbott Laboratories (with rights).................     8,809
     66     AmerisourceBergen Corp. (with rights).............     4,732
     46     Amgen, Inc. (with rights)(a)......................     2,142
    286     AstraZeneca plc ADR...............................    10,739
    194     Becton, Dickinson & Co. (with rights).............     5,713
    223     CVS Corp..........................................     6,178
     71     Forest Laboratories, Inc.(a)......................     6,987
     71     Genentech, Inc.(a)................................     2,420
    173     Genzyme Corp. -- General Division(a)..............     4,829
     77     Gilead Sciences, Inc.(a)..........................     2,668
     72     HCA, Inc. ........................................     3,127
    186     Laboratory Corp. of America Holdings (with
              rights)(a)......................................     4,480
    190     Lilly (Eli) & Co. (with rights)...................    10,545
    110     McKesson Corp. ...................................     3,294
    346     Pharmacia Corp. (with rights).....................    14,861
    802     Schering-Plough Corp. (with rights)...............    17,129
   @193     Serono S.A. ADR...................................     2,716
    109     Wyeth (with rights)...............................     3,642
                                                                --------
                                                                 115,011
                                                                --------
            SERVICES -- 13.3%
    224     Accenture Ltd. Class A(a).........................     3,784
     79     Automatic Data Processing, Inc. ..................     3,377
    252     Clear Channel Communications, Inc.(a).............     9,348
    426     Liberty Media Corp. Class A(a)....................     3,523
    182     Omnicom Group, Inc. ..............................    10,489
    344     Univision Communications, Inc. Class A(a).........     8,913
    115     Viacom, Inc. Class B(a)...........................     5,148
                                                                --------
                                                                  44,582
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            TECHNOLOGY -- 25.6%
    460     Cisco Systems, Inc. (with rights)(a)..............  $  5,142
    223     Concord EFS, Inc.(a)..............................     3,184
    548     Dell Computer Corp. (with rights)(a)..............    15,693
    160     EchoStar Communications Corp. Class A(a)..........     3,254
    387     First Data Corp. .................................    13,522
    482     General Electric Co. .............................    12,176
    198     Intel Corp. ......................................     3,420
    101     Intuit, Inc. (with rights)(a).....................     5,244
     78     Maxim Integrated Products, Inc.(a)................     2,499
    340     Microsoft Corp.(a)................................    18,174
    224     Nokia Oyj ADR.....................................     3,718
                                                                --------
                                                                  86,026
                                                                --------
            Total common stock (cost $353,438)................  $333,509
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.1%
            FINANCE -- 1.1%
 $3,663     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  3,663
      8     U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................         8
                                                                --------
            Total short-term investments (cost $3,671)........  $  3,671
                                                                ========
            Total investments in securities (cost
              $357,109)(b)....................................  $337,180
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $337,180
Cash........................................................         1
Collateral for securities lending transactions (Note 2d)....     1,478
Receivables:
  Investment securities sold................................     1,328
  Fund shares sold..........................................       249
  Dividends and interest....................................       334
Other assets................................................        55
                                                              --------
Total assets................................................   340,625
                                                              --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note 2d)........     1,478
  Investment securities purchased...........................     2,856
  Fund shares redeemed......................................       329
  Payable for investment management and advisory fees (Note
    3)......................................................       231
  Payable for distribution fees (Note 3)....................        24
  Accrued Expenses..........................................        55
                                                              --------
Total liabilities...........................................     4,973
                                                              --------
Net assets..................................................  $335,652
                                                              ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 100,000 shares authorized; 28,650 shares
  outstanding...............................................  $448,412
Accumulated net realized loss on investments................   (92,831)
Unrealized depreciation of investments in securities........   (19,929)
                                                              --------
Net assets..................................................  $335,652
                                                              ========

Class A
  Net assets value per share ($5,970 / 502 shares out-
    standing)...............................................  $11.90
                                                              ======
  Maximum offering price per share ($11.90 / 94.5%).........  $12.59
                                                              ======
Class B
  Net assets value per share ($1,698 / 157 shares out-
    standing)...............................................  $10.80
                                                              ======
Class C
  Net assets value per share ($1,480 / 137 shares out-
    standing)...............................................  $10.80
                                                              ======
  Maximum offering price per share ($10.80 / 99.0%).........  $10.91
                                                              ======
Class H
  Net assets value per share ($26,002 / 2,405 shares
    outstanding)............................................  $10.81
                                                              ======
Class L
  Net assets value per share ($274,683 / 23,058 shares
    outstanding)............................................  $11.91
                                                              ======
  Maximum offering price per share ($11.91 / 95.25%)........  $12.50
                                                              ======
Class M
  Net assets value per share ($21,478 / 1,989 shares
    outstanding)............................................  $10.80
                                                              ======
Class N
  Net assets value per share ($4,340 / 402 shares out-
    standing)...............................................  $10.80
                                                              ======
Class Y
  Net assets value per share ($1 / @@ shares outstanding)...  $11.94
                                                              ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $369,609 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

     Unrealized appreciation...........................  $  2,508
     Unrealized depreciation...........................   (34,937)
                                                         --------
     Net unrealized depreciation.......................  $(32,429)
                                                         ========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.12% of total net assets as of October 31, 2002.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD STOCK FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 98.3%
            BASIC MATERIALS -- 6.1%
     900    Alcoa, Inc. ......................................  $   19,854
     822    Dow Chemical Co. .................................      21,364
     518    Gillette Co. (with rights)........................      15,469
     448    International Paper Co. ..........................      15,648
     450    Kimberly-Clark Corp. .............................      23,175
                                                                ----------
                                                                    95,510
                                                                ----------
            CAPITAL GOODS -- 3.6%
     700    Boeing Co. .......................................      20,825
     145    Illinois Tool Works, Inc. ........................       8,921
     155    Northrop Grumman Corp. (with rights)..............      15,965
     186    United Technologies Corp. ........................      11,446
                                                                ----------
                                                                    57,157
                                                                ----------
            CONSUMER CYCLICAL -- 7.6%
     248    Caterpillar, Inc. (with rights)...................      10,135
     560    Costco Wholesale Corp.(a).........................      19,004
     832    Home Depot, Inc. .................................      24,037
     400    Masco Corp. (with rights).........................       8,222
     417    McDonald's Corp. .................................       7,555
     513    NIKE, Inc. Class B................................      24,194
   1,150    Safeway, Inc.(a)..................................      26,572
                                                                ----------
                                                                   119,719
                                                                ----------
            CONSUMER STAPLES -- 4.1%
     434    Estee Lauder Companies, Inc. Class A..............      12,641
     333    General Mills, Inc. ..............................      13,755
     667    PepsiCo, Inc. ....................................      29,415
     105    Procter & Gamble Co. .............................       9,314
                                                                ----------
                                                                    65,125
                                                                ----------
            ENERGY -- 6.8%
     434    Anadarko Petroleum Corp. (with rights)............      19,348
     278    Chevron Texaco Corp. (with rights)................      18,826
   1,183    Exxon Mobil Corp. ................................      39,810
   1,084    Halliburton Co. (with rights).....................      17,537
     300    Schlumberger Ltd. ................................      12,049
                                                                ----------
                                                                   107,570
                                                                ----------
            FINANCE AND INSURANCE -- 22.6%
     478    American Express Co. .............................      17,385
     790    American International Group, Inc. ...............      49,424
     179    Bank of America Corp. ............................      12,466
     700    Bank One Corp. ...................................      26,999
   1,572    Citigroup, Inc. ..................................      58,078
     223    Fannie Mae........................................      14,897
     694    FleetBoston Financial Corp. (with rights).........      16,223
     618    Franklin Resources, Inc. .........................      20,404
     226    Goldman Sachs Group, Inc. ........................      16,189
     920    Household International, Inc. (with rights).......      21,869
     634    Marsh & McLennan Companies, Inc. (with rights)....      29,619
     703    Merrill Lynch & Co., Inc. ........................      26,671
     703    State Street Corp. (with rights)..................      29,100

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
     500    U.S. Bancorp (with rights)........................  $   10,545
     197    Wachovia Corp. (with rights)......................       6,843
                                                                ----------
                                                                   356,712
                                                                ----------
            HEALTH CARE -- 16.6%
     770    Abbott Laboratories (with rights).................      32,231
     384    Amgen, Inc. (with rights)(a)......................      17,860
     951    Baxter International, Inc. (with rights)..........      23,804
     930    CVS Corp. ........................................      25,789
     700    Genzyme Corp. -- General Division(a)..............      19,495
     334    Lilly (Eli) & Co. (with rights)...................      18,543
   1,400    Pfizer, Inc. (with rights)........................      44,478
     300    Pharmacia Corp. (with rights).....................      12,891
   1,224    Schering-Plough Corp. (with rights)...............      26,135
     154    Waters Corp. (with rights)(a).....................       3,888
   1,111    Wyeth (with rights)...............................      37,229
                                                                ----------
                                                                   262,343
                                                                ----------
            SERVICES -- 6.8%
   1,049    Accenture Ltd. Class A(a).........................      17,707
     500    Automatic Data Processing, Inc. ..................      21,265
     446    Computer Sciences Corp.(a)........................      14,417
     230    FedEx Corp. ......................................      12,234
     222    Gannett Co., Inc. (with rights)...................      16,879
   1,749    Liberty Media Corp. Class A(a)....................      14,466
     468    Waste Management, Inc. ...........................      10,776
                                                                ----------
                                                                   107,744
                                                                ----------
            TECHNOLOGY -- 21.6%
   3,108    AOL Time Warner, Inc. (with rights)(a)............      45,850
     714    AT&T Corp. .......................................       9,309
   1,730    Cisco Systems, Inc. (with rights)(a)..............      19,338
   1,788    General Electric Co. .............................      45,152
     853    General Motors Corp. Class H -- Hughes Electronics
              Corp.(a)........................................       8,405
   1,609    Hewlett-Packard Co. ..............................      25,418
   1,948    Intel Corp. ......................................      33,699
     497    International Business Machines Corp. ............      39,241
   1,111    Microsoft Corp.(a)................................      59,421
   1,740    Oracle Corp. (with rights)(a).....................      17,835
   1,004    SBC Communications, Inc. .........................      25,765
     308    Verizon Communications, Inc. .....................      11,642
                                                                ----------
                                                                   341,075
                                                                ----------
            UTILITIES -- 2.5%
     465    Exelon Corp. .....................................      23,431
     268    FPL Group, Inc. (with rights).....................      15,807
                                                                ----------
                                                                    39,238
                                                                ----------
            Total common stock (cost $2,044,552)..............  $1,552,193
                                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(C)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- 2.1%
            FINANCE -- 2.1%
 $32,647    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $   32,647
                                                                ----------
            Total short-term investments (cost $32,647).......  $   32,647
                                                                ==========
            Total investments in securities (cost
              $2,077,199)(b)..................................  $1,584,840
                                                                ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............  $1,584,840
Receivables:
  Fund shares sold.............................       1,579
  Dividends and interest.......................       1,593
Other assets...................................         318
                                                 ----------
Total assets...................................   1,588,330
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased..............       4,802
  Fund shares redeemed.........................       2,713
  Payable for investment management and
    advisory fees (Note 3).....................         925
  Payable for distribution fees (Note 3).......         187
  Variation Margin Payable.....................         661
                                                 ----------
Total liabilities..............................       9,288
                                                 ----------
Net assets.....................................  $1,579,042
                                                 ==========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  117,220 shares outstanding...................  $2,449,983
Accumulated net realized loss on investments...    (378,582)
Unrealized depreciation of investments in
  securities...................................    (492,359)
                                                 ----------
Net assets.....................................  $1,579,042
                                                 ==========

Class A
  Net asset value per share ($880,371 / $64,127
    shares outstanding)...........................  $13.73
                                                    ======
  Maximum offering price per share
    ($13.73 / 94.5%)..............................  $14.53
                                                    ======
Class B
  Net asset value per share ($351,382 / 26,831
    shares outstanding)...........................  $13.10
                                                    ======
Class C
  Net asset value per share ($313,173 / 23,851
    shares outstanding)...........................  $13.13
                                                    ======
  Maximum offering price per share
    ($13.13 / 99.0%)..............................  $13.26
                                                    ======
Class Y
  Net asset value per share ($34,116 / 2,411
    shares outstanding)...........................  $14.15
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $2,081,262 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation....................  $  10,841
   Unrealized depreciation....................   (507,263)
                                                ---------
   Net unrealized depreciation................  $(496,422)
                                                =========

  (c) See Note 2b of acompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.


The accompanying notes are an integral part of this financial statement.

 THE HARTFORD VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 12.5%
     33     Alcoa, Inc. ......................................  $   722
     16     Ashland, Inc. (with rights).......................      425
     24     Dow Chemical Co. .................................      613
     29     Du Pont (E.I.) de Nemours & Co. ..................    1,196
     33     Goodyear Tire & Rubber Co. (with rights)..........      237
     18     Kimberly-Clark Corp. .............................      907
     10     Nucor Corp. (with rights).........................      400
     33     Stanley Works.....................................    1,075
                                                                -------
                                                                  5,575
                                                                -------
            CAPITAL GOODS -- 1.8%
      4     Illinois Tool Works, Inc. ........................      270
     45     Teradyne, Inc. (with rights)(a)...................      544
                                                                -------
                                                                    814
                                                                -------
            CONSUMER CYCLICAL -- 7.8%
     34     Autonation, Inc.(a)...............................      358
     18     Caterpillar, Inc. (with rights)...................      731
     44     Dollar General Corp. (with rights)................      616
      8     Family Dollar Stores, Inc. .......................      249
     18     McDonald's Corp. .................................      333
     26     NIKE, Inc. Class B................................    1,208
                                                                -------
                                                                  3,495
                                                                -------
            CONSUMER STAPLES -- 4.8%
     20     Kellogg Co. ......................................      624
     22     PepsiCo, Inc. ....................................      953
     13     Weyerhaeuser Co. .................................      580
                                                                -------
                                                                  2,157
                                                                -------
            ENERGY -- 9.3%
     11     Chevron Texaco Corp. (with rights)................      757
     62     Exxon Mobil Corp. ................................    2,084
     26     GlobalSantaFe Corp. ..............................      619
     23     National Fuel Gas Co. ............................      462
      5     Progress Energy, Inc. ............................      225
                                                                -------
                                                                  4,147
            FINANCE AND INSURANCE -- 30.5%
     32     ACE Ltd. ADR (with rights)........................      999
     15     Archstone-Smith Trust (REIT)......................      353
     19     Bank of America Corp. ............................    1,326
     11     Chubb Corp. (with rights).........................      598
     10     CIGNA Corp. (with rights).........................      380
     52     Citigroup, Inc. ..................................    1,933
     11     Comerica, Inc. (with rights)......................      467
     11     Fannie Mae........................................      749
      9     Goldman Sachs Group, Inc. ........................      630
     10     Marsh & McLennan Companies, Inc. (with rights)....      486
     44     National City Corp. ..............................    1,183
      9     PNC Financial Services Group, Inc. (with
              rights).........................................      350
     19     St. Paul Companies, Inc. .........................      626
     10     StanCorp Financial Group, Inc. ...................      518
      6     Travelers Property Casualty Corp.
              Class A(a)......................................       85

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     44     Washington Mutual, Inc. (with rights).............  $ 1,590
     26     Wells Fargo & Co. (with rights)...................    1,307
                                                                -------
                                                                 13,580
                                                                -------
            HEALTH CARE -- 5.6%
     10     Bard (C.R.), Inc. (with rights)...................      554
     18     CVS Corp. ........................................      507
     23     Pharmacia Corp. (with rights).....................      985
     22     Schering-Plough Corp. (with rights)...............      463
                                                                -------
                                                                  2,509
                                                                -------
            SERVICES -- 3.7%
     13     BearingPoint, Inc. (with rights)(a)...............       99
     47     Comcast Corp. Special Class A(a)..................    1,086
     22     Republic Services, Inc.(a)........................      455
                                                                -------
                                                                  1,640
                                                                -------
            TECHNOLOGY -- 17.8%
     34     Agere Systems, Inc. Class A(a)....................       30
     47     AOL Time Warner, Inc. (with rights)(a)............      698
     47     AT&T Corp. .......................................      613
      3     AT&T Wireless Services, Inc.(a)...................       21
     14     Beckman Coulter, Inc. (with rights)...............      376
     40     BellSouth Corp. (with rights).....................    1,041
     16     Emerson Electric Co. (with rights)................      751
     71     Hewlett-Packard Co. ..............................    1,126
     34     Intel Corp. ......................................      579
     33     Micron Technology, Inc.(a)........................      528
     50     SBC Communications, Inc. .........................    1,273
     24     Verizon Communications, Inc. .....................      891
                                                                -------
                                                                  7,927
                                                                -------
            TRANSPORTATION -- 3.0%
     16     Shell Transport & Trading Co. plc ADR.............      610
     49     Southwest Airlines Co. (with rights)..............      715
                                                                -------
                                                                  1,325
                                                                -------
            UTILITIES -- 2.3%
      5     Dominion Resources, Inc. .........................      243
     10     Exelon Corp. .....................................      499
      9     Scana Corp. ......................................      274
                                                                -------
                                                                  1,016
                                                                -------
            Total common stock (cost $52,221).................  $44,185
                                                                =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.8%
            FINANCE -- 0.8%
  $ 353     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $   353
                                                                -------
            Total short-term investments (cost $353)..........  $   353
                                                                =======
            Total investments in securities (cost
              $52,574)(b).....................................  $44,538
                                                                =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $44,538
Cash........................................................        1
Receivables:
  Investment securities sold................................      191
  Fund shares sold..........................................       26
  Dividends and interest....................................       99
Other assets................................................       18
                                                              -------
Total assets................................................   44,873
                                                              -------
LIABILITIES
Payables:
  Investment securities purchased...........................      221
  Fund shares redeemed......................................       22
  Payable for investment management and advisory fees (Note
    3)......................................................       29
  Payable for distribution fees (Note 3)....................        5
  Accrued Expenses..........................................       24
                                                              -------
Total liabilities...........................................      301
                                                              -------
Net assets..................................................  $44,572
                                                              =======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  5,892 shares outstanding.......................  $56,599
Accumulated undistributed net investment
  income.........................................      194
Accumulated net realized loss on investments.....   (4,185)
Unrealized depreciation of investments in
  securities.....................................   (8,036)
                                                   -------
Net assets.......................................  $44,572
                                                   =======

Class A
  Net asset value per share ($30,010 / 3,953
    shares outstanding)...........................  $7.59
                                                    =====
  Maximum offering price per share
    ($7.59 / 94.5%)...............................  $8.03
                                                    =====
Class B
  Net asset value per share ($5,222 / 696 shares
    outstanding)..................................  $7.51
                                                    =====
Class C
  Net asset value per share ($9,110 / 1,213 shares
    outstanding)..................................  $7.51
                                                    =====
  Maximum offering price per share
    ($7.51 / 99.0%)...............................  $7.59
                                                    =====
Class Y
  Net asset value per share ($230 / 30 shares
    outstanding)..................................  $7.64
                                                    =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $52,692 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation..................................................  $   498
   Unrealized depreciation..................................................   (8,652)
                                                                              -------
   Net unrealized depreciation..............................................  $(8,154)
                                                                              =======

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.37% of total net assets as of October 31, 2002.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH & INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 5.7%
     82     Cambrex Corp. ....................................  $  2,288
    122     Du Pont (E.I.) de Nemours & Co. ..................     5,020
     78     Engelhard Corp. (with rights).....................     1,730
    102     Freeport-McMoRan Copper & Gold, Inc.
              Class B (with rights)(a)........................     1,251
     73     Gillette Co. (with rights)........................     2,169
    110     Kimberly-Clark Corp. .............................     5,675
     11     Precision Castparts Corp. ........................       208
                                                                --------
                                                                  18,341
                                                                --------
            CAPITAL GOODS -- 2.7%
     60     ITT Industries, Inc. .............................     3,899
     35     KLA-Tencor Corp.(a)...............................     1,235
     56     United Technologies Corp. ........................     3,460
                                                                --------
                                                                   8,594
                                                                --------
            CONSUMER CYCLICAL -- 9.2%
     64     Bed Bath & Beyond, Inc.(a)........................     2,266
    105     Dillard's, Inc. Class A (with rights).............     1,725
     54     General Motors Corp. .............................     1,779
    129     Home Depot, Inc. .................................     3,732
     14     Kroger Co. (with rights)(a).......................       209
     88     Lowe's Companies, Inc. (with rights)..............     3,672
     91     Masco Corp. (with rights).........................     1,873
    102     Mattel, Inc. (with rights)........................     1,880
     83     McDonald's Corp. .................................     1,496
     38     NIKE, Inc. Class B................................     1,779
     66     Safeway, Inc.(a)..................................     1,513
    135     Wal-Mart Stores, Inc. ............................     7,240
                                                                --------
                                                                  29,164
                                                                --------
            CONSUMER STAPLES -- 5.1%
    149     Pepsi Bottling Group, Inc. .......................     4,010
    109     PepsiCo, Inc. ....................................     4,794
     96     Philip Morris Companies, Inc. ....................     3,916
     22     Procter & Gamble Co. .............................     1,937
     76     Sara Lee Corp. (with rights)......................     1,737
                                                                --------
                                                                  16,394
                                                                --------
            ENERGY -- 6.4%
     32     Amerada Hess Corp. ...............................     1,626
     83     Burlington Resources, Inc. (with rights)..........     3,403
    118     ConocoPhillips (with rights)......................     5,728
    156     Exxon Mobil Corp. ................................     5,248
    110     Halliburton Co. (with rights).....................     1,773
     90     Sunoco, Inc. (with rights)........................     2,686
                                                                --------
                                                                  20,464
                                                                --------
            FINANCE AND INSURANCE -- 22.2%
     53     Ambac Financial Group, Inc. ......................     3,257
    111     American International Group, Inc. ...............     6,929
     36     Anthem, Inc.(a)...................................     2,255
     70     Bank of America Corp. ............................     4,865
     90     Bank One Corp. ...................................     3,471
     63     Capital One Financial Corp. ......................     1,917
    369     Citigroup, Inc. ..................................    13,644
     78     Fannie Mae........................................     5,208

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     53     Golden West Financial Corp. ......................  $  3,660
    210     KeyCorp...........................................     5,118
     30     Lehman Brothers Holdings, Inc. ...................     1,577
     46     Marsh & McLennan Companies, Inc. (with rights)....     2,149
     71     MBIA, Inc. .......................................     3,104
    159     Merrill Lynch & Co., Inc. ........................     6,042
      7     S & P 500 Depositary Receipt......................       630
     96     UnionBanCal Corp. ................................     4,078
     80     Wachovia Corp. (with rights)......................     2,790
                                                                --------
                                                                  70,694
                                                                --------
            HEALTH CARE -- 16.7%
     65     Abbott Laboratories (with rights).................     2,709
     55     Becton, Dickinson & Co. (with rights).............     1,629
     54     Cardinal Health, Inc. ............................     3,710
     40     Cephalon, Inc.(a).................................     2,010
    108     CVS Corp. ........................................     2,992
    123     Genzyme Corp. -- General Division(a)..............     3,426
    127     King Pharmaceuticals, Inc.(a).....................     1,943
     76     Lilly (Eli) & Co. (with rights)...................     4,207
    116     McKesson Corp. ...................................     3,449
    155     Pfizer, Inc. (with rights)........................     4,928
    197     Pharmacia Corp. (with rights).....................     8,473
    318     Schering-Plough Corp. (with rights)...............     6,783
    126     Watson Pharmaceuticals, Inc.(a)...................     3,472
    100     Wyeth (with rights)...............................     3,333
                                                                --------
                                                                  53,064
                                                                --------
            SERVICES -- 4.3%
     33     Automatic Data Processing, Inc. ..................     1,387
     75     Comcast Corp. Special Class A(a)..................     1,724
     62     FedEx Corp. ......................................     3,308
     47     McClatchy Co. Class A.............................     2,920
     38     Omnicom Group, Inc. ..............................     2,161
     84     USA Interactive(a)................................     2,132
                                                                --------
                                                                  13,632
                                                                --------
            TECHNOLOGY -- 21.0%
    251     AOL Time Warner, Inc. (with rights)(a)............     3,708
     94     Applied Materials, Inc.(a)........................     1,413
    376     AT&T Corp. .......................................     4,899
    217     AT&T Wireless Services, Inc.(a)...................     1,492
    509     Cisco Systems, Inc. (with rights)(a)..............     5,688
     85     Dell Computer Corp. (with rights)(a)..............     2,435
    160     First Data Corp. .................................     5,587
    297     General Electric Co. .............................     7,502
    269     Hewlett-Packard Co. ..............................     4,244
    236     Intel Corp. ......................................     4,091
     33     International Business Machines Corp. ............     2,621
     73     Lexmark International, Inc. (with rights)(a)......     4,361
     74     Micron Technology, Inc.(a)........................     1,179
    228     Microsoft Corp.(a)................................    12,213
    587     Qwest Communications International, Inc. .........     1,991
    134     SBC Communications, Inc. .........................     3,433
                                                                --------
                                                                  66,857
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 2.2%
     97     Carnival Corp. ...................................  $  2,528
     94     CSX Corp. (with rights)...........................     2,597
     69     USFreightways Corp. ..............................     1,931
                                                                --------
                                                                   7,056
                                                                --------
            UTILITIES -- 2.6%
    109     Exelon Corp. .....................................     5,479
     42     Pinnacle West Capital Corp. (with rights).........     1,208
     49     PPL Corp. ........................................     1,696
                                                                --------
                                                                   8,383
                                                                --------
            Total common stock (cost $366,370)................  $312,643
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.9%
            FINANCE -- 1.9%
 $6,021     Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $  6,021
                                                                --------
            Total short-term investments (cost $6,021)........  $  6,021
                                                                ========
            Total investments in securities (cost
              $372,391)(b)....................................  $318,664
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $318,664
Cash........................................................       200
Receivables:
  Investment securities sold................................       207
  Fund shares sold..........................................       670
  Dividends and interest....................................       387
Other assets................................................       115
                                                              --------
Total assets................................................   320,243
                                                              --------
LIABILITIES
Payables:
  Investment securities purchased...........................       796
  Fund shares redeemed......................................       368
  Payable for investment management and advisory fees (Note
    3)......................................................       207
  Payable for distribution fees (Note 3)....................        32
  Accrued Expenses..........................................       134
  Variation Margin Payable..................................        15
                                                              --------
Total liabilities...........................................     1,552
                                                              --------
Net assets..................................................  $318,691
                                                              ========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 300,000 shares authorized; 38,116 shares
  outstanding...............................................  $ 478,133
Accumulated net realized loss on investments................   (105,670)
Unrealized depreciation of investments in securities........    (53,772)
                                                              ---------
Net assets..................................................  $ 318,691
                                                              =========

Class A
  Net asset value per share ($230,545 / 27,336
    shares outstanding)...........................  $8.43
                                                    =====
  Maximum offering price per share
    ($8.43 / 94.5%)...............................  $8.92
                                                    =====
Class B
  Net asset value per share ($43,431 / 5,315
    shares outstanding)...........................  $8.17
                                                    =====
Class C
  Net asset value per share ($44,054 / 5,388
    shares outstanding)...........................  $8.18
                                                    =====
  Maximum offering price per share
    ($8.18 / 99.0%)...............................  $8.26
                                                    =====
Class Y
  Net asset value per share ($661 / 77 shares
    outstanding)..................................  $8.63
                                                    =====

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes was $375,206 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................  $  6,466
   Unrealized depreciation.....................   (63,008)
                                                 --------
   Net unrealized depreciation.................  $(56,542)
                                                 ========

  (c) See Note 2b of acompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (e)  Cash of $257 pledged as initial margin deposit for 14 open Standard &
       Poor's 500 December 2002 long futures contracts. As of October 31, 2002, these contracts had a value of $3,099 with unrealized depreciation of $45.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD DIVIDEND & GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 94.2%
            BASIC MATERIALS -- 10.2%
     297    Abitibi-Consolidated, Inc. .......................  $    1,886
     183    Akzo Nobel N.V. ADR...............................       5,470
     190    Alcan, Inc. ......................................       5,343
     866    Alcoa, Inc. ......................................      19,104
     121    Bowater, Inc. ....................................       4,094
     268    Dow Chemical Co. .................................       6,952
     787    Du Pont (E.I.) de Nemours & Co. ..................      32,466
     240    Eastman Kodak Co. ................................       7,898
     243    Gillette Co. (with rights)........................       7,249
     346    Goodyear Tire & Rubber Co. (with rights)..........       2,454
     206    Kimberly-Clark Corp. .............................      10,599
     283    Rohm & Haas Co. (with rights).....................       9,419
     177    Temple-Inland, Inc. (with rights).................       7,277
                                                                ----------
                                                                   120,211
                                                                ----------
            CAPITAL GOODS -- 4.5 %
     364    Boeing Co. .......................................      10,844
     396    Honeywell International, Inc. ....................       9,490
     195    Ingersoll-Rand Co. Class A (with rights)..........       7,597
     289    Parker-Hannifin Corp. (with rights)...............      12,618
     340    Pitney Bowes, Inc. (with rights)..................      11,397
                                                                ----------
                                                                    51,946
                                                                ----------
            CONSUMER CYCLICAL -- 5.1%
     132    Avery Dennison Corp. (with rights)................       8,203
     382    Caterpillar, Inc. (with rights)...................      15,593
     689    Delphi Corp. .....................................       4,796
     590    Ford Motor Co. ...................................       4,989
     740    McDonald's Corp. .................................      13,409
     366    Safeway, Inc.(a)..................................       8,459
      85    Wal-Mart Stores, Inc. ............................       4,530
                                                                ----------
                                                                    59,979
                                                                ----------
            CONSUMER STAPLES -- 7.0%
     532    EnCana Corp. .....................................      15,475
     353    General Mills, Inc. ..............................      14,578
     312    PepsiCo, Inc. ....................................      13,764
     311    Philip Morris Companies, Inc. ....................      12,685
     384    Sara Lee Corp. (with rights)......................       8,778
     380    Weyerhaeuser Co. .................................      17,205
                                                                ----------
                                                                    82,485
                                                                ----------
            ENERGY -- 8.8%
     280    Chevron Texaco Corp. (with rights)................      18,916
     250    ConocoPhillips (with rights)......................      12,125
     988    Exxon Mobil Corp. ................................      33,270
     437    Halliburton Co. (with rights).....................       7,067
     284    Royal Dutch Petroleum Co. NY Shares...............      12,132
     236    Schlumberger Ltd. ................................       9,478
     152    Total Fina Elf S.A. ADR...........................      10,353
                                                                ----------
                                                                   103,341
                                                                ----------
            FINANCE AND INSURANCE -- 17.0%
     177    ACE Ltd. ADR (with rights)........................       5,437
     208    Aflac, Inc. ......................................       6,338
     272    American International Group, Inc. ...............      17,032
      93    CIGNA Corp. (with rights).........................       3,375
     880    Citigroup, Inc. ..................................      32,516
     286    Comerica, Inc. (with rights)......................      12,495

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            FINANCE AND INSURANCE -- (CONTINUED)
     380    Franklin Resources, Inc. .........................  $   12,520
     147    Freddie Mac.......................................       9,071
     487    Household International, Inc. (with rights).......      11,578
     156    Kimco Realty Corp. ...............................       4,730
     231    MBIA, Inc. .......................................      10,098
     343    Merrill Lynch & Co., Inc. ........................      13,025
      71    People's Bank.....................................       1,739
     225    PNC Financial Services Group, Inc. (with
              rights).........................................       9,148
     446    Synovus Financial Corp. (with rights).............       9,139
      31    Travelers Property Casualty Corp. Class A(a)......         408
      63    Travelers Property Casualty Corp. Class B(a)......         854
     443    U.S. Bancorp (with rights)........................       9,345
     486    Wachovia Corp. (with rights)......................      16,912
     184    XL Capital Ltd. Class A (with rights).............      14,042
                                                                ----------
                                                                   199,802
                                                                ----------
            HEALTH CARE -- 10.0%
     422    Abbott Laboratories (with rights).................      17,678
     317    AstraZeneca plc ADR...............................      11,914
     385    Baxter International, Inc. (with rights)..........       9,625
     270    Becton, Dickinson & Co. (with rights).............       7,968
     363    CVS Corp. ........................................      10,069
     226    McKesson Corp. ...................................       6,728
     424    Monsanto Co. .....................................       7,013
     526    Pharmacia Corp. (with rights).....................      22,617
   1,109    Schering-Plough Corp. (with rights)...............      23,679
                                                                ----------
                                                                   117,291
                                                                ----------
            SERVICES -- 6.1%
     131    Automatic Data Processing, Inc. ..................       5,576
     231    Cadence Design Systems, Inc.(a)...................       2,341
     380    Comcast Corp. Special Class A(a)..................       8,732
     202    FedEx Corp. ......................................      10,750
     214    Gannett Co., Inc. (with rights)...................      16,272
      68    Knight-Ridder, Inc. (with rights).................       4,098
     140    Omnicom Group, Inc. ..............................       8,085
     661    Waste Management, Inc. ...........................      15,214
                                                                ----------
                                                                    71,068
                                                                ----------
            TECHNOLOGY -- 15.0%
     684    AOL Time Warner, Inc. (with rights)(a)............      10,092
     925    AT&T Corp. .......................................      12,060
   1,358    AT&T Wireless Services, Inc.(a)...................       9,333
     695    BellSouth Corp. (with rights).....................      18,182
     188    Emerson Electric Co. (with rights)................       9,034
     208    General Electric Co. .............................       5,260
   1,152    Hewlett-Packard Co. ..............................      18,198
     497    Intel Corp. ......................................       8,595
     356    International Business Machines Corp. ............      28,126
     130    Microsoft Corp.(a)................................       6,946
     914    Motorola, Inc. (with rights)......................       8,383
     497    Texas Instruments, Inc. (with rights).............       7,887
     158    Tyco International Ltd. (with rights).............       2,290
     837    Verizon Communications, Inc. .....................      31,622
                                                                ----------
                                                                   176,008
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 3.5%
     307    CP Railway Ltd. ADR...............................  $    6,086
     349    CSX Corp. (with rights)...........................       9,632
     407    Delta Air Lines, Inc. (with rights)...............       4,100
     299    Union Pacific Corp. ..............................      17,674
     104    USFreightways Corp. ..............................       2,928
                                                                ----------
                                                                    40,420
                                                                ----------
            UTILITIES -- 7.0%
     285    American Electric Power Co., Inc. ................       7,313
     256    Constellation Energy Group, Inc. .................       6,538
     113    Dominion Resources, Inc. .........................       5,446
     413    Exelon Corp. .....................................      20,807
     393    FirstEnergy Corp. (with rights)...................      12,746
     314    FPL Group, Inc. (with rights).....................      18,532
     392    Pinnacle West Capital Corp. (with rights).........      11,166
                                                                ----------
                                                                    82,548
                                                                ----------
            Total common stock (cost $1,300,425)..............  $1,105,099
                                                                ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 5.8%
            FINANCE -- 5.8%
 $67,924    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $   67,924
                                                                ----------
            Total short-term investments (cost $67,924).......  $   67,924
                                                                ==========
            Total investments in securities (cost
              $1,368,349)(b)..................................  $1,173,023
                                                                ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............  $1,173,023
Cash...........................................         454
Receivables:
  Investment securities sold...................         625
  Fund shares sold.............................       4,713
  Dividends and interest.......................       2,095
Other assets...................................         275
                                                 ----------
Total assets...................................   1,181,185
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased..............       5,128
  Fund shares redeemed.........................       1,373
  Payable for investment management and
    advisory fees (Note 3).....................         652
  Payable for distribution fees (Note 3).......         121
  Accrued Expenses.............................         497
                                                 ----------
Total liabilities..............................       7,771
                                                 ----------
Net assets.....................................  $1,173,414
                                                 ==========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 500,000 shares authorized;
  86,722 shares outstanding....................  $1,383,465
Accumulated undistributed net investment
  income.......................................           9
Accumulated net realized loss on investments...     (14,734)
Unrealized depreciation of investments in
  securities...................................    (195,326)
                                                 ----------
Net assets.....................................  $1,173,414
                                                 ==========

Class A
  Net asset value per share ($808,633 / 59,549
    shares outstanding)...........................  $13.58
                                                    ------
  Maximum offering price per share
    ($13.58 / 94.5%)..............................  $14.37
                                                    ======
Class B
  Net asset value per share ($185,731 / 13,833
    shares outstanding)...........................  $13.43
                                                    ======
Class C
  Net asset value per share ($164,260 / 12,262
    shares outstanding)...........................  $13.40
                                                    ------
  Maximum offering price per share
    ($13.40 / 99.0%)..............................  $13.54
                                                    ======
Class Y
  Net asset value per share ($14,790 / 1,078
    shares outstanding)...........................  $13.73
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes was $1,375,707 and the aggregate gross unrealized appreciation and depreciation based on that cost were:



   Unrealized appreciation..................................................  $  16,689
   Unrealized depreciation..................................................   (219,373)
                                                                              ---------
   Net unrealized depreciation..............................................  $(202,684)
                                                                              =========



  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.85% of total net assets as of October 31, 2002.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               MARKET
SHARES                                                        VALUE(C)
------                                                       ----------
COMMON STOCK -- 62.0%
         BASIC MATERIALS -- 3.9%
   807   Alcoa, Inc. ......................................  $   17,800
   732   Dow Chemical Co. .................................      19,034
   500   Gillette Co. (with rights)........................      14,940
   388   International Paper Co. ..........................      13,567
   428   Kimberly-Clark Corp. .............................      22,021
                                                             ----------
                                                                 87,362
                                                             ----------
         CAPITAL GOODS -- 2.3%
   650   Boeing Co. .......................................      19,340
   127   Illinois Tool Works, Inc. ........................       7,804
   147   Northrop Grumman Corp. (with rights)..............      15,181
   162   United Technologies Corp. ........................      10,015
                                                             ----------
                                                                 52,340
                                                             ----------
         CONSUMER CYCLICAL -- 4.9%
   361   Caterpillar, Inc. (with rights)...................      14,743
   503   Costco Wholesale Corp.(a).........................      17,074
   703   Home Depot, Inc. .................................      20,294
   391   Masco Corp. (with rights).........................       8,035
   364   McDonald's Corp. .................................       6,583
   440   NIKE, Inc. Class B................................      20,788
 1,005   Safeway, Inc.(a)..................................      23,211
                                                             ----------
                                                                110,726
                                                             ----------
         CONSUMER STAPLES -- 3.0%
   418   Estee Lauder Companies, Inc. Class A..............      12,166
   406   General Mills, Inc. ..............................      16,768
   581   PepsiCo, Inc. ....................................      25,627
   133   Procter & Gamble Co. .............................      11,764
                                                             ----------
                                                                 66,325
                                                             ----------
         ENERGY -- 4.4%
   367   Anadarko Petroleum Corp. (with rights)............      16,364
   300   Chevron Texaco Corp. (with rights)................      20,289
 1,007   Exxon Mobil Corp. ................................      33,909
 1,098   Halliburton Co. (with rights).....................      17,763
   256   Schlumberger Ltd. ................................      10,264
                                                             ----------
                                                                 98,589
                                                             ----------
         FINANCE AND INSURANCE -- 14.1%
   473   American Express Co. .............................      17,192
   642   American International Group, Inc. ...............      40,181
   301   Bank of America Corp. ............................      21,038
   550   Bank One Corp. ...................................      21,217
 1,317   Citigroup, Inc. ..................................      48,671
    24   Dime Bancorp, Inc. (Warrants)(a)..................           2
   250   Fannie Mae........................................      16,715
   587   FleetBoston Financial Corp.(with rights)..........      13,725
   579   Franklin Resources, Inc. .........................      19,095
   191   Goldman Sachs Group, Inc. ........................      13,647
   777   Household International, Inc. (with rights).......      18,469
   555   Marsh & McLennan Companies, Inc. (with rights)....      25,919
   580   Merrill Lynch & Co., Inc. ........................      22,004

                                                               MARKET
SHARES                                                        VALUE(C)
------                                                       ----------
         FINANCE AND INSURANCE -- (CONTINUED)
   510   State Street Corp. (with rights)..................  $   21,115
   326   U.S. Bancorp (with rights)........................       6,875
   284   Wachovia Corp. (with rights)......................       9,891
                                                             ----------
                                                                315,756
                                                             ----------
         HEALTH CARE -- 10.3%
   666   Abbott Laboratories (with rights).................      27,869
   331   Amgen, Inc. (with rights)(a)......................      15,416
   826   Baxter International, Inc. (with rights)..........      20,667
   918   CVS Corp. ........................................      25,445
   550   Genzyme Corp. -- General Division(a)..............      15,318
   288   Lilly (Eli) & Co. (with rights)...................      16,006
 1,180   Pfizer, Inc. (with rights)........................      37,504
   259   Pharmacia Corp. (with rights).....................      11,146
 1,056   Schering-Plough Corp. (with rights)...............      22,537
   232   Waters Corp. (with rights)(a).....................       5,832
   959   Wyeth (with rights)...............................      32,125
                                                             ----------
                                                                229,865
                                                             ----------
         SERVICES -- 4.5%
 1,000   Accenture Ltd. Class A(a).........................      16,880
   449   Automatic Data Processing, Inc. ..................      19,092
   463   Computer Sciences Corp.(a)........................      14,947
   196   FedEx Corp. ......................................      10,452
   194   Gannett Co., Inc. (with rights)...................      14,768
 1,530   Liberty Media Corp. Class A(a)....................      12,657
   509   Waste Management, Inc. ...........................      11,713
                                                             ----------
                                                                100,509
                                                             ----------
         TECHNOLOGY -- 13.1%
 2,696   AOL Time Warner, Inc. (with rights)(a)............      39,760
   622   AT&T Corp. .......................................       8,108
 1,474   Cisco Systems, Inc. (with rights)(a)..............      16,479
 1,558   General Electric Co. .............................      39,332
   877   General Motors Corp. Class H -- Hughes Electronics
           Corp.(a)........................................       8,638
 1,396   Hewlett-Packard Co. ..............................      22,050
 1,660   Intel Corp. ......................................      28,720
   422   International Business Machines Corp. ............      33,352
   943   Microsoft Corp.(a)................................      50,422
    @@   Minorplanet Systems USA, Inc. (Warrants)(a)(f)....          @@
 1,476   Oracle Corp. (with rights)(a).....................      15,134
   862   SBC Communications, Inc. .........................      22,116
   268   Verizon Communications, Inc. .....................      10,140
                                                             ----------
                                                                294,251
                                                             ----------
         UTILITIES -- 1.5%
   370   Exelon Corp. .....................................      18,648
   236   FPL Group, Inc. (with rights).....................      13,890
                                                             ----------
                                                                 32,538
                                                             ----------
         Total common stock (cost $1,717,386)..............  $1,388,261
                                                             ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
ASSET BACKED SECURITIES -- 3.1%
            FINANCE -- 2.1%
 $10,000    Chase Manhattan Auto Owner Trust,
              4.21%, Ser 2002-B Class A4 01/15/2009...........  AAA           $   10,429
  10,000    Citibank Credit Card Issuance Trust,
              5.65%, Ser 2001-A6 Class A6 06/16/2008..........  AAA               10,901
   1,000    Citibank Credit Card Master Trust I,
              6.90%, Ser 1999-7
              Class B 11/15/2006..............................  A                  1,086
  10,000    MBNA Credit Card Master Note Trust,
              4.95%, Ser 2002-A1 Class A1 06/15/2009..........  AAA               10,728
     248    Money Store Home Improvement Trust,
              7.41%, Ser 1999-1 Class M1 05/15/2017...........  AA                   253
  10,000    Peco Energy Transition Trust,
              6.13%, Ser 1999-A Class A7 03/01/2009...........  AAA               11,131
   1,500    Standard Credit Card Master Trust,
              8.45%, Ser 1995-1
              Class B 01/07/2007..............................  A                  1,688
                                                                              ----------
                                                                                  46,216
                                                                              ----------
            TRANSPORTATION -- 0.5%
  10,000    Connecticut RRB Special Purpose Trust CL&P-1,
              6.21%, Ser 2001-1
              Class A5 12/30/2011.............................  AAA               11,153
                                                                              ----------
            UTILITIES -- 0.5%
  10,000    PSE&G Transition Funding LLC,
              6.61%, Ser 2001-1
              Class A6 06/15/2015.............................  AAA               11,312
                                                                              ----------
            Total asset backed securities (cost $65,623)......                $   68,681
                                                                              ==========
CORPORATE BONDS: INVESTMENT GRADE -- 16.9%
            BASIC MATERIALS -- 1.5%
   4,000    Alcan, Inc.,
              6.45%, 03/15/2011...............................  A-                 4,418
   7,000    Alcoa, Inc.,
              7.375%, 08/01/2010..............................  A                  8,210
     500    ICI Wilmington, Inc.,
              6.95%, 09/15/2004...............................  BBB                  525
   7,000    Rohm & Haas Co.,
              7.40%, 07/15/2009...............................  A-                 8,139
   4,000    Vulcan Materials Co.,
              5.75%, 04/01/2004...............................  A+                 4,179
   7,000    Westvaco Corp.,
              7.95%, 02/15/2031...............................  BBB                7,452
                                                                              ----------
                                                                                  32,923
                                                                              ----------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
            CAPITAL GOODS -- 0.8%
 $ 5,000    Eaton Corp.,
              6.95%, 11/15/2004...............................  A-            $    5,439
   2,000    Parker-Hannifin Corp.,
              5.65%, 09/15/2003...............................  A                  2,068
   2,000    Pitney Bowes, Inc.,
              5.50%, 04/15/2004...............................  AA                 2,096
   7,000    United Technologies Corp.,
              7.125%, 11/15/2010..............................  A+                 8,064
                                                                              ----------
                                                                                  17,667
                                                                              ----------
            CONSUMER CYCLICAL -- 1.1%
   4,000    Albertson's, Inc.,
              6.55%, 08/01/2004...............................  BBB+               4,251
     500    DaimlerChrysler N.A. Holding Corp.,
              7.40%, 01/20/2005...............................  BBB+                 532
     250    DaimlerChrysler N.A. Holding Corp.,
              7.75%, 01/18/2011...............................  BBB+                 276
   4,000    Dayton Hudson Corp.,
              5.875%, 11/01/2008..............................  A+                 4,356
     250    Federated Department Stores, Inc.,
              6.30%, 04/01/2009...............................  BBB+                 261
   3,000    Ford Motor Co.,
              6.625%, 10/01/2028..............................  BBB                2,068
   5,000    Home Depot, Inc.,
              6.50%, 09/15/2004...............................  AA                 5,401
     250    Safeway, Inc.,
              7.25%, 02/01/2031...............................  BBB                  273
     250    Sysco Corp.,
              6.50%, 08/01/2028...............................  AA-                  266
   6,000    Wal-Mart Stores, Inc.,
              6.875%, 08/10/2009..............................  AA                 6,956
                                                                              ----------
                                                                                  24,640
                                                                              ----------
            CONSUMER STAPLES -- 2.5%
   4,000    Anheuser-Busch Companies, Inc.,
              7.55%, 10/01/2030...............................  A+                 4,923
   5,000    Archer-Daniels-Midland Co.,
              7.00%, 02/01/2031...............................  A+                 5,530
   2,000    Archer-Daniels-Midland Co.,
              8.125%, 06/01/2012..............................  A+                 2,466
   7,000    Clorox Co.,
              6.125%, 02/01/2011..............................  A+                 7,570
     250    Coca-Cola Bottling Co.,
              6.375%, 05/01/2009..............................  BBB                  271
   4,000    Coca-Cola Enterprises, Inc.,
              5.75%, 11/01/2008...............................  A                  4,349
   2,000    Colgate-Palmolive Co.,
              5.58%, 11/06/2008...............................  Aa3*               2,180
   4,906    ConAgra Foods, Inc.,
              6.70%, 08/01/2027...............................  BBB+               5,525
   2,000    Hershey Foods Corp.,
              7.20%, 08/15/2027...............................  A+                 2,307
     500    Pepsi Bottling Group, Inc.,
              7.00%, Ser B 03/01/2029.........................  A-                   569
   7,000    PepsiAmericas, Inc.,
              5.95%, 02/15/2006...............................  A-                 7,501

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
 $ 3,000    PepsiAmericas, Inc.,
              6.375%, 05/01/2009..............................  A-            $    3,216
     250    Proctor & Gamble Co.,
              6.875%, 09/15/2009..............................  AA-                  291
   7,000    Proctor & Gamble Co.,
              9.36%, Ser A 01/01/2021.........................  AA-                9,664
                                                                              ----------
                                                                                  56,362
                                                                              ----------
            ENERGY -- 0.6%
   7,000    Atlantic Richfield Co.,
              5.90%, 04/15/2009...............................  AA+                7,734
     500    Conoco, Inc.,
              6.95%, 04/15/2029...............................  A-                   549
   4,000    National Fuel Gas Co.,
              6.00%, 03/01/2009...............................  A-                 4,247
     250    Valero Energy Corp.,
              8.375%, 06/15/2005..............................  BBB                  260
                                                                              ----------
                                                                                  12,790
                                                                              ----------
            FINANCE -- 5.7%
   4,000    ACE INA Holdings Corp.,
              8.30%, 08/15/2006...............................  A-                 4,507
   2,000    Allstate Corp.,
              6.75%, 05/15/2018...............................  A+                 2,084
     250    American General Corp.,
              6.625%, 02/15/2029..............................  AAA                  262
   7,000    American Reinsurance Corp.,
              7.45%, Ser B 12/15/2026.........................  AA                 7,227
   1,420    Amerus Group, Inc.,
              6.95%, 06/15/2005...............................  BBB+               1,470
   7,000    Apache Finance Property Ltd.,
              7.00%, 03/15/2009...............................  A-                 7,989
     500    Aristar, Inc.,
              7.25%, 06/15/2006...............................  A-                   556
   4,000    AXA Financial, Inc.,
              7.00%, 04/01/2028...............................  A+                 3,889
   3,000    Bank One Corp.,
              6.50%, 02/01/2006...............................  A                  3,285
   3,000    Bank One Corp.,
              6.875%, 08/01/2006..............................  A                  3,361
   2,000    Bayerische Landesbank NY,
              5.65%, 02/01/2009...............................  AAA                2,143
     250    Boeing Capital Corp.,
              6.10%, 03/01/2011...............................  A+                   249
     500    BSCH Issuance Ltd.,
              7.625%, 11/03/2009..............................  A-                   531
   1,000    Cigna Corp.,
              6.375%, 01/15/2006..............................  BBB+               1,046
     500    Citigroup, Inc.,
              6.50%, 01/18/2011...............................  AA-                  550
   2,725    ERAC USA Finance Co.,
              7.35%, 06/15/2008(g)............................  BBB+               2,969
  10,000    Financing Corp.,
              9.80%, 04/06/2018...............................  Aaa*              14,728
     545    First Union National Bank,
              5.80%, 12/01/2008...............................  A                    581

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
            FINANCE -- (CONTINUED)
 $   500    General Motors Acceptance Corp.,
              6.15%, 04/05/2007...............................  BBB           $      477
   7,000    General Motors Acceptance Corp.,
              8.00%, 11/01/2031...............................  BBB                6,250
     250    Heller Financial, Inc.,
              6.375%, 03/15/2006..............................  AAA                  275
     500    Household Finance Corp.,
              6.00%, 05/01/2004...............................  A-                   471
   4,000    International Lease Finance Corp.,
              5.75%, 02/15/2007...............................  AA-                4,052
     500    J.P. Morgan Chase & Co.,
              6.75%, 02/01/2011...............................  A                    540
   2,000    Jackson National Life Insurance Co.,
              8.15%, 03/15/2027(g)............................  AA                 2,108
   4,000    John Hancock Financial Services, Inc.,
              7.375%, 02/15/2024(g)...........................  A+                 4,139
   2,755    Key Bank N.A., Inc.,
              5.80%, 04/01/2004...............................  A                  2,886
     250    KeyCorp Capital II,
              6.875%, 03/17/2029..............................  BBB                  240
     250    Korea Development Bank,
              7.125%, 04/22/2004..............................  A-                   267
   5,000    Liberty Mutual Insurance,
              8.20%, 05/04/2007(g)............................  A-                 5,206
   1,000    MBIA, Inc.,
              7.00%, 12/15/2025...............................  AA                 1,015
     250    National City Corp.,
              6.875%, 05/15/2019..............................  A-                   263
     500    NBD Bancorp, Inc.,
              7.125%, 05/15/2007..............................  A-                   574
   3,100    New England Mutual Life Insurance Co.,
              7.875%, 02/15/2024(g)...........................  A+                 3,342
   7,000    Provident Companies, Inc.,
              7.00%, 07/15/2018...............................  A-                 6,366
   2,000    Prudential Funding LLC,
              6.75%, 09/15/2023(g)............................  A2*                1,898
     500    Prudential Insurance Co. of America,
              6.375%, 07/23/2006(f)...........................  A+                   533
     500    ReliaStar Financial Corp.,
              8.00%, 10/30/2006...............................  AA-                  558
     250    Republic New York Capital I,
              7.75%, 11/15/2026...............................  A-                   253
     500    Salomon Smith Barney Holdings, Inc.,
              5.875%, 03/15/2006..............................  AA-                  537
     500    St. Paul Bancorp, Inc.,
              7.125%, 02/15/2004(f)...........................  BBB+                 525
   4,000    St. Paul Companies, Inc.,
              5.75%, 03/15/2007...............................  BBB+               4,110
     200    State Street Corp.,
              7.65%, 06/15/2010...............................  A+                   238
     500    Texaco Capital, Inc.,
              8.625%, 06/30/2010..............................  AA                   617

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   500    Textron Financial Corp.,
              7.125%, 12/09/2004..............................  A-            $      529
   3,000    Torchmark Corp.,
              8.25%, 08/15/2009...............................  A                  3,470
   2,000    Toyota Motor Credit Corp.,
              5.50%, 12/15/2008...............................  AAA                2,174
   4,000    UnitedHealth Group, Inc.,
              7.50%, 11/15/2005...............................  A                  4,502
     250    Verizon Global Funding Corp.,
              7.25%, 12/01/2010...............................  A+                   271
     250    Verizon Global Funding Corp.,
              7.75%, 12/01/2030...............................  A+                   268
   3,000    Wachovia Corp.,
              5.625%, 12/15/2008..............................  A-                 3,176
   4,000    Wells Fargo Bank N.A.,
              6.45%, 02/01/2011...............................  A+                 4,445
   4,165    XL Capital Europe plc,
              6.50%, 01/15/2012...............................  A+                 4,240
                                                                              ----------
                                                                                 128,242
                                                                              ----------
            HEALTH CARE -- 0.9%
   4,000    Becton, Dickinson & Co.,
              6.70%, 08/01/2028...............................  A+                 4,337
   4,000    Bristol-Myers Squibb Co.,
              5.75%, 10/01/2011...............................  AA                 4,255
   4,000    Cardinal Health, Inc.,
              6.75%, 02/15/2011...............................  A                  4,524
   3,000    Pharmacia Corp.,
              6.60%, 12/01/2028...............................  AA-                3,256
   4,000    Wyeth,
              6.70%, 03/15/2011...............................  A                  4,371
                                                                              ----------
                                                                                  20,743
                                                                              ----------
            SERVICES -- 0.9%
     250    Clear Channel Communications, Inc.,
              7.65%, 09/15/2010...............................  BBB-                 271
   7,000    Comcast Cable Communications, Inc.,
              6.875%, 06/15/2009..............................  BBB                6,791
     500    Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027...............................  BBB                  486
     250    Liberty Media Corp.,
              8.25%, 02/01/2030...............................  BBB-                 238
     500    Park Place Entertainment Corp.,
              8.50%, 11/15/2006...............................  BBB-                 520
     500    Viacom, Inc.,
              7.625%, 01/15/2016..............................  A-                   579
   7,000    Viacom, Inc.,
              7.70%, 07/30/2010...............................  A-                 8,193

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
            SERVICES -- (CONTINUED)
 $ 3,000    Washington Post Co.,
              5.50%, 02/15/2009...............................  A+            $    3,131
     250    Waste Management, Inc.,
              7.375%, 08/01/2010..............................  BBB                  263
                                                                              ----------
                                                                                  20,472
                                                                              ----------
            TECHNOLOGY -- 1.9%
     250    AirTouch Communications, Inc.,
              6.65%, 05/01/2008...............................  A                    269
     500    ALLTEL Corp.,
              6.80%, 05/01/2029...............................  A                    503
     750    AT&T Corp.,
              7.30%, 11/15/2011...............................  BBB+                 735
   2,545    AT&T Corp.,
              8.00%, 11/15/2031...............................  BBB+               2,430
     250    AT&T Wireless Services, Inc.,
              8.75%, 03/01/2031...............................  BBB                  200
   1,000    Computer Associates International, Inc.,
              6.50%, Ser B 04/15/2008.........................  BBB+                 890
     500    Cox Communications, Inc.,
              6.40%, 08/01/2008...............................  BBB                  504
   2,000    Danaher Corp.,
              6.00%, 10/15/2008...............................  A+                 2,165
     250    France Telecom S.A.,
              8.25%, 03/01/2011...............................  BBB-                 276
     250    GTE Corp.,
              7.51%, 04/01/2009...............................  A+                   276
   5,000    Hewlett-Packard Co.,
              7.15%, 06/15/2005...............................  A-                 5,294
     250    Koninklijke KPN N.V.,
              8.375%, 10/01/2030..............................  BBB-                 283
     500    Lockheed Martin Corp.,
              7.65%, 05/01/2016...............................  BBB                  616
   1,580    Motorola, Inc.,
              7.60%, 01/01/2007...............................  BBB                1,583
   1,000    New York Telephone Co.,
              6.00%, 04/15/2008...............................  A+                 1,035
     400    Raytheon Co.,
              7.20%, 08/15/2027...............................  BBB-                 409
   2,000    Rockwell International Corp.,
              6.70%, 01/15/2028...............................  A                  2,029
   7,055    Sprint Capital Corp.,
              6.125%, 11/15/2008..............................  BBB-               5,545
     250    Sprint Capital Corp.,
              6.875%, 11/15/2028..............................  BBB-                 166
     250    Sprint Capital Corp.,
              7.625%, 01/30/2011..............................  BBB-                 201
     250    Telecomunicaciones de Puerto Rico, Inc.,
              6.65%, 05/15/2006...............................  BBB                  249
     500    Telefonica Europe B.V.,
              7.35%, 09/15/2005...............................  A                    542
     500    Time Warner, Inc.,
              6.875%, 06/15/2018..............................  BBB+                 450
   7,000    USA Networks, Inc.,
              6.75%, 11/15/2005...............................  BBB-               6,902
     500    Vodafone Group plc,
              7.875%, Ser B 02/15/2030........................  A                    581

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 $ 7,000    Walt Disney Co.,
              6.375%, 03/01/2012..............................  BBB+          $    7,514
                                                                              ----------
                                                                                  41,647
                                                                              ----------
            TRANSPORTATION -- 0.4%
   6,000    Burlington Northern Sante Fe Corp.,
              7.875%, 04/15/2007..............................  BBB+               6,975
     750    CSX Corp.,
              7.90%, 05/01/2017...............................  BBB                  930
     250    Norfolk Southern Corp.,
              6.75%, 02/15/2011...............................  BBB                  278
                                                                              ----------
                                                                                   8,183
                                                                              ----------
            UTILITIES -- 0.7%
   4,000    Alabama Power Co.,
              7.125%, Ser K 08/15/2004........................  A                  4,300
     500    Alabama Power Co.,
              7.125%, Ser L 10/01/2007........................  A                    577
     255    Chilquinta Energia Finance Co.,
              6.62%, 04/01/2011(g)............................  AAA                  278
     250    Dominion Fiber Ventures LLC,
              7.05%, 03/15/2005(g)............................  BBB                  238
   4,000    Duke Energy Corp.,
              5.375%, Ser B 01/01/2009........................  A                  3,963
     500    Duke Energy Corp.,
              6.00%, Ser A 12/01/2028.........................  A                    451
     250    El Paso Corp.,
              8.05%, 10/15/2030...............................  BBB                  155
   2,000    Kansas City Power & Light Co.,
              7.125%, 12/15/2005..............................  BBB                2,214
     500    Madison Gas & Electric Co.,
              6.02%, 09/15/2008...............................  AA-                  538
     189    Niagara Mohawk Power Corp.,
              7.625%, Ser F 10/01/2005........................  A-                   207
   1,150    Northern Border Pipeline, Inc.,
              7.75%, Ser A 09/01/2009.........................  A-                 1,273
     250    Tennessee Gas Pipeline Co.,
              7.50%, 04/01/2017...............................  BBB+                 225
     250    TransCanada Pipelines Ltd.,
              6.49%, 01/21/2009...............................  A-                   267
                                                                              ----------
                                                                                  14,686
                                                                              ----------
            Total corporate bonds: investment grade (cost                     $  378,355
              $356,721).......................................
                                                                              ==========
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
            BASIC MATERIALS -- 0.0%
     600    Georgia-Pacific Corp.,
              9.625%, 03/15/2022..............................  BB+                  456
            ENERGY -- 0.0%
     300    Williams Companies, Inc.,
              7.50%, Ser A 01/15/2031.........................  B                    165

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING        MARKET
 AMOUNT                                                         (UNAUDITED)    VALUE(C)
---------                                                       -----------   ----------
            UTILITIES -- 0.1%
 $ 4,000    TXU Eastern Funding Co.,
              6.45%, 05/15/2005(a)............................  D             $      740
                                                                              ----------
            Total corporate bonds: non-investment grade (cost                 $    1,361
              $4,915).........................................
                                                                              ==========

U.S. GOVERNMENT SECURITIES -- 15.9%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- MORTGAGE
            BACKED SECURITIES -- 0.0%
     258    6.30% 2008........................................         286
      41    9.00% 2016-2021...................................          45
                                                                ----------
                                                                       331
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE -- MORTGAGE BACKED
            SECURITIES -- 4.0%
  24,386    6.00% 2023-2031...................................      25,278
  24,594    6.50% 2026-2029...................................      25,663
  31,842    7.00% 2023-2032...................................      33,476
   4,916    8.00% 2029-2031...................................       5,268
     377    9.00% 2023........................................         417
       9    9.50% 2019........................................          10
                                                                ----------
                                                                    90,112
                                                                ----------
U.S. TREASURY SECURITIES -- 11.8%
   2,000    10.375% 2012......................................       2,681
  50,000    3.25% 2003........................................      51,064
   3,000    5.00% 2011........................................       3,272
  10,000    5.50% 2009........................................      11,274
   4,000    5.625% 2006.......................................       4,431
  44,750    5.875% 2005.......................................      49,657
   5,000    6.00% 2004........................................       5,387
   3,900    6.03% 2021(e).....................................       1,380
  14,000    6.125% 2007.......................................      16,099
  80,000    6.25% 2023........................................      91,866
  25,000    6.50% 2005........................................      28,022
                                                                ----------
                                                                   265,133
                                                                ----------
            Total U.S. government securities (cost
              $327,011).......................................  $  355,576
                                                                ----------
            Total long-term investments (cost $2,471,656).....  $2,192,234
                                                                ----------
SHORT-TERM INVESTMENTS -- 2.2%
            FINANCE -- 2.2%
  49,038    Joint Repurchase Agreement,
              1.88%, 11/01/2002 (Note 2f).....................  $   49,038
       3    U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, 1.61%..................................           3
                                                                ----------
            Total short-term investments (cost $49,041).......  $   49,041
                                                                ==========
            Total investments in securities (cost
              $2,520,697)(b)..................................  $2,241,275
                                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............  $2,241,275
Receivables:
  Investment securities sold...................       1,197
  Fund shares sold.............................       4,317
  Dividends and interest.......................      13,070
Other assets...................................         461
                                                 ----------
Total assets...................................   2,260,320
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased..............      14,569
  Fund shares redeemed.........................       3,530
  Payable for investment management and
    advisory fees (Note 3).....................       1,198
  Payable for distribution fees (Note 3).......         273
  Accrued Expenses.............................         949
                                                 ----------
Total liabilities..............................      20,519
                                                 ----------
Net assets.....................................  $2,239,801
                                                 ==========

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 460,000 shares authorized;
  177,276 shares outstanding...................  $2,773,062
Accumulated undistributed net investment
  income.......................................       1,166
Accumulated net realized loss on investments...    (255,005)
Unrealized depreciation of investments in
  securities...................................    (279,422)
                                                 ----------
Net assets.....................................  $2,239,801
                                                 ==========

Class A
  Net asset value per share ($1,245,331 / 98,298
    shares outstanding)...........................  $12.67
                                                    ======
  Maximum offering price per share ($12.67 /
    94.5%)........................................  $13.41
                                                    ======
Class B
  Net asset value per share ($567,953 / 45,290
    shares outstanding)...........................  $12.54
                                                    ======
Class C
  Net asset value per share ($422,520 / 33,376
    shares outstanding)...........................  $12.66
                                                    ======
  Maximum offering price per share ($12.66 /
    99.0%)........................................  $12.79
                                                    ======
Class Y
  Net asset value per share ($3,997 / 312 shares
    outstanding)..................................  $12.82
                                                    ======

  (a)  Presently non-incoming producing.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $2,530,331 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

     Unrealized appreciation....................  $  67,968
     Unrealized depreciation....................   (356,965)
                                                  ---------
     Net unrealized depreciation................  $(288,997)
                                                  =========


  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .91% of total net assets as of October 31, 2002.

  (e) The interest rate for this security represents the effective yield on the date of acquisition.

  (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities:

     PERIOD ACQUIRED  SHARES/PAR            SECURITY            COST BASIS
     ---------------  ----------   --------------------------   ----------
     1997                 --       Minorplanet Systems USA
                                   (Warrants) -- 144A........      $  5
     1998                500       Prudential Insurance Co.
                                   of America due
                                   2006 -- 144A..............       499
     1997                500       St. Paul Bancorp, Inc. due
                                   2004......................       499


       The aggregate value of these securities at October 31, 2002, was $1,058, which represents 0.05% of total net assets.

  (g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at October 31, 2002, was $20,178, which represents
       0.90% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

    *  Moody's Rating

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 23.7%
            BASIC MATERIALS -- 8.1%
$    350    Boise Cascade Corp.,
              7.35%, 02/01/2016...............................  Baa3*         $    312
   1,375    Boise Cascade Corp.,
              7.50%, 02/01/2008...............................  Baa3*            1,425
     900    Bowater Canada Finance,
              7.95%, 11/15/2011...............................  BBB-               880
     900    Crompton Corp.,
              8.50%, 03/15/2005...............................  BBB-               904
     210    Cypress Amax Minerals Co.,
              8.375%, 02/01/2023..............................  BBB-               185
     950    Ferro Corp.,
              9.125%, 01/01/2009..............................  BBB-               995
    @170    Georgia Gulf Corp.,
              7.625%, 11/15/2005..............................  BBB-               176
     600    Inco Ltd.,
              9.60%, 06/15/2022...............................  BBB-               626
   1,000    Methanex Corp.,
              8.75%, 08/15/2012...............................  BBB-             1,040
     280    Newmont Mining Corp. (Holding Co.),
              8.625%, 05/15/2011..............................  BBB                326
  @1,045    Nova Chemicals Corp.,
              7.00%, 05/15/2006...............................  BBB-               930
     700    Olin Corp.,
              9.125%, 12/15/2011..............................  BBB                792
   1,045    Phelps Dodge Corp.,
              8.75%, 06/01/2011...............................  BBB-             1,050
  @2,755    Phelps Dodge Corp.,
              9.50%, 06/01/2031...............................  BBB-             2,673
     100    Placer Dome, Inc.,
              7.125%, 06/15/2007..............................  BBB+               110
   1,000    Polyone Corp.,
              8.875%, 05/01/2012..............................  Baa3*              921
     650    Potlatch Corp.,
              9.425%, 12/01/2009..............................  BBB-               725
     590    Santa Fe Pacific Gold Corp.,
              8.375%, 07/01/2005..............................  BBB                639
                                                                              --------
                                                                                14,709
                                                                              --------
            CONSUMER CYCLICAL -- 1.3%
     935    Millennium America, Inc.,
              7.00%, 11/15/2006...............................  BBB-               874
     718    Millennium America, Inc.,
              7.625%, 11/15/2026..............................  BBB-               560
   1,230    Penney (J.C.) Co., Inc.,
              8.25%, 08/15/2022...............................  BBB-               996
                                                                              --------
                                                                                 2,430
                                                                              --------
            CONSUMER STAPLES -- 0.5%
     950    Dole Foods Co.,
              7.25%, 05/01/2009...............................  BBB-               865
                                                                              --------
            ENERGY -- 0.7%
     900    Consumers Energy Co.,
              6.25%, 09/15/2006...............................  BBB-               859
     400    Varco International, Inc.,
              7.50%, 02/15/2008...............................  BBB+               444
                                                                              --------
                                                                                 1,303
                                                                              --------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            FINANCE -- 4.0%
$ @2,553    French Treasury Note (Euro),
              4.50%, 07/12/2003...............................  AAA           $  2,552
   2,200    Netherlands Government (Euro),
              6.50%, 04/15/2003...............................  AAA              2,210
     340    Sovereign Bancorp, Inc.,
              8.625%, 03/15/2004..............................  BBB-               355
   1,300    United Kingdom Treasury (British Pound),
              8.00% 06/10/2003................................  AAA              2,086
                                                                              --------
                                                                              7,203...
                                                                              --------
            HEALTH CARE -- 2.2%
    @160    HCA, Inc.,
              7.00%, 07/01/2007...............................  BBB-               170
   1,020    HCA, Inc.,
              7.125%, 06/01/2006..............................  BBB-             1,072
     350    HCA, Inc.,
              7.50%, 11/15/2095...............................  BBB-               318
  @1,200    HCR Manor Care, Inc.,
              7.50%, 06/15/2006...............................  BBB              1,215
     600    Manor Care, Inc.,
              8.00%, 03/01/2008...............................  BBB                618
     540    Watson Pharmaceuticals, Inc.,
              7.125%, 05/15/2008..............................  BBB-               564
                                                                              --------
                                                                                 3,957
                                                                              --------
            SERVICES -- 3.1%
   1,400    Hilton Hotels Corp.,
              7.625%, 05/15/2008..............................  BBB-             1,418
     @25    ITT Corp.,
              6.75%, 11/15/2005...............................  BBB-                24
     200    MGM Mirage, Inc.,
              6.875%, 02/06/2008..............................  BBB-               198
   1,660    Mirage Resorts, Inc.,
              7.25%, 10/15/2006...............................  BBB-             1,667
     175    Quebecor World (USA), Inc.,
              7.75%, 02/15/2009...............................  BBB                175
   1,350    Starwood Hotels & Resorts Worldwide, Inc.,
              7.375%, 05/01/2007(g)...........................  BBB-             1,289
     900    Waste Management, Inc.,
              6.50%, 11/15/2008...............................  BBB                918
                                                                              --------
                                                                                 5,689
                                                                              --------
            TECHNOLOGY -- 2.6%
     260    Apogent Technologies, Inc.,
              8.00%, Ser B 04/01/2011.........................  BBB                297
   1,150    AT&T Corp.,
              8.00%, 11/15/2031...............................  BBB+             1,098
     475    Deutsche Telekom International Financial B.V.,
              9.25%, 06/01/2032...............................  BBB+               560
     125    Lenfest Communications, Inc.,
              10.50%, 06/15/2006..............................  BBB                122
   1,450    Sprint Capital Corp.,
              7.90%, 03/15/2005...............................  Baa3*            1,310

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$    365    Time Warner Entertainment Co.,
              8.375%, 03/15/2023..............................  BBB+          $    371
     900    USA Networks, Inc.,
              6.75%, 11/15/2005...............................  BBB-               887
       1    Voicestream Wireless Corp.,
              10.375%, 11/15/2009.............................  BBB+                 1
                                                                              --------
                                                                                 4,646
                                                                              --------
            UTILITIES -- 1.1%
     125    El Paso Electric Co.,
              9.40%, Ser E 05/01/2011.........................  BBB-               129
     800    Western Resources, Inc.,
              7.65%, 04/15/2023...............................  BBB-               652
   1,100    Western Resources, Inc.,
              7.875%, 05/01/2007..............................  BBB-             1,058
                                                                              --------
                                                                                 1,839
                                                                              --------
            Total corporate bonds: investment grade (cost $41,784).........   $ 42,641
                                                                              ========
CORPORATE BONDS: NON-INVESTMENT GRADE -- 71.1%
            BASIC MATERIALS -- 15.4%
   2,345    AK Steel Corp.,
              7.875%, 02/15/2009..............................  BB               2,333
     500    Arco Chemical Co.,
              9.80%, 02/01/2020...............................  BB                 375
     175    Compass Minerals Group, Inc.,
              10.00%, 08/15/2011..............................  B                  187
    @490    Crown Cork & Seal Co., Inc.,
              6.75%, 04/15/2003...............................  CCC                466
    @505    Crown Cork & Seal Co., Inc.,
              8.00%, 04/15/2023...............................  CCC                318
   3,955    Equistar Chemicals L.P.,
              7.55%, 02/15/2026...............................  BB               2,887
   1,032    FMC Corp.,
              10.25%, 11/01/2009(g)...........................  BB+              1,063
    @855    General Chemical Industrial Products, Inc.,
              10.625%, 05/01/2009.............................  B-                 598
    @765    Georgia Gulf Corp.,
              10.375%, 11/01/2007.............................  BB-                826
    @550    Georgia-Pacific Corp.,
              7.25%, 06/01/2028...............................  BB+                385
  @1,175    Georgia-Pacific Corp.,
              7.50%, 05/15/2006...............................  BB+              1,034
     565    Georgia-Pacific Corp.,
              8.875%, 05/15/2031..............................  BB+                435
    @520    Georgia-Pacific Corp.,
              9.875%, 11/01/2021..............................  BB+                400
    @600    Hercules, Inc.,
              11.125%, 11/15/2007.............................  BB-                661
     260    Hercules, Inc.,
              6.60%, 08/01/2027...............................  BB                 253
     150    Huntsman ICI Chemicals, Inc.,
              10.125%, 07/01/2009.............................  B-                 117

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            BASIC MATERIALS -- (CONTINUED)
$  1,120    IMC Global, Inc.,
              11.25%, Ser B 06/01/2011........................  BB            $  1,204
     275    Jefferson Smurfit Corp.,
              8.25%, 10/01/2012(g)............................  B                  282
     415    Kappa Beheer B.V. (Euro),
              10.625%, 07/15/2009.............................  B                  419
     720    Longview Fibre Co.,
              10.00%, 01/15/2009..............................  B+                 742
  @1,005    Louisiana-Pacific Corp.,
              8.50%, 08/15/2005...............................  BB-              1,019
     100    Lukens, Inc.,
              7.625%,
              08/01/2004(a)(e)................................  NR                   4
     480    Lyondell Chemical Co.,
              9.625%, Ser A
              05/01/2007......................................  BB                 458
   1,000    Lyondell Chemical Co.,
              9.875%, Ser B
              05/01/2007......................................  BB                 955
   1,050    Messer Griesheim Holdings AG (Euro),
              10.375%, 06/01/2011.............................  B+               1,081
     620    Oregon Steel Mills, Inc.,
              10.00%, 07/15/2009(g)...........................  BB-                620
   1,920    Owens-Brockway Glass Co., Inc.,
              8.875%, 02/15/2009..............................  BB               1,973
     161    Peabody Energy Corp.,
              9.625%, Ser B
              05/15/2008......................................  B+                 169
     905    Plastipak Holdings, Inc.,
              10.75%, 09/01/2011..............................  B+                 938
   1,360    Potlatch Corp.,
              10.00%, 07/15/2011..............................  BB+              1,489
     140    Silgan Holdings, Inc.,
              9.00%, 06/01/2009...............................  B                  146
     810    Stone Container Corp.,
              8.375%, 07/01/2012..............................  B                  834
   1,200    Stone Container Corp.,
              9.75%, 02/01/2011...............................  B                1,287
  @1,945    United States Steel LLC.,
              10.75%, 08/01/2008..............................  BB               1,916
                                                                              --------
                                                                                27,874
                                                                              --------
            CAPITAL GOODS -- 3.1%
     325    Briggs & Stratton Corp.,
              8.875%, 03/15/2011..............................  BB+                341
     254    Flowserve Finance B.V., Inc. (Euro),
              12.25%, 08/15/2010..............................  B                  262
    @425    Jorgensen (Earle M.) Co.,
              9.75%, 06/01/2012...............................  B-                 412
     200    Joy Global, Inc.,
              8.75%, Ser B 03/15/2012.........................  B+                 201
     250    Sequa Corp.,
              8.875%, Ser B 04/01/2008........................  BB-                210
     360    Sequa Corp.,
              9.00%, 08/01/2009...............................  BB-                302

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
$  3,675    Tyco International Group S.A.,
              6.375%, 02/15/2006..............................  BB-           $  3,308
    @400    Xerox Capital Europe plc,
              5.875%, 05/15/2004..............................  B+                 348
     270    Xerox Corp.,
              9.75%, 01/15/2009(g)............................  B+                 230
                                                                              --------
                                                                                 5,614
                                                                              --------
            CONSUMER CYCLICAL -- 1.1%
     155    B & G Foods, Inc.,
              9.625%, Ser D
              08/01/2007......................................  B-                 161
     260    Collins & Aikman Floorcovering, Inc.,
              9.75%, Ser B 02/15/2010.........................  B                  251
     350    Dillard's, Inc.,
              6.625%, 01/15/2018..............................  BB+                287
     255    Dillard's, Inc.,
              7.13%, 08/01/2018...............................  BB+                210
    @420    Integrated Electrical Services, Inc.,
              9.375%, Ser C 02/01/2009........................  B+                 370
     220    Kaufman & Broad Home Corp.,
              7.75%, 10/15/2004...............................  BB+                227
     125    Toll Corp.,
              7.75%, 09/15/2007...............................  BB+                121
     100    Toll Corp.,
              8.75%, 11/15/2006...............................  BB+                101
    @271    United Rentals, Inc.,
              10.75%, Ser B
              04/15/2008......................................  BB-                252
                                                                              --------
                                                                                 1,980
                                                                              --------
            CONSUMER STAPLES -- 2.9%
     750    Johnsondiversey, Inc.,
              9.625%, 05/15/2012(g)...........................  B                  750
   1,120    Land O'Lakes, Inc.,
              8.75%, 11/15/2011...............................  B+                 616
   2,500    Solutia, Inc.,
              11.25%, 07/15/2009 (with warrants)(g)...........  BB-              2,025
     565    Tembec Industries, Inc.,
              7.75%, 03/15/2012...............................  BB+                555
     950    Tembec Industries, Inc.,
              8.50%, 02/01/2011...............................  BB+                967
     250    Tembec Industries, Inc.,
              8.625%, 06/30/2009..............................  BB+                254
                                                                              --------
                                                                                 5,167
                                                                              --------
            ENERGY -- 7.2%
     150    Belco Oil & Gas Corp.,
              8.875%, Ser B
              09/15/2007......................................  BB-.....           154
     @75    Clark R&M, Inc.,
              8.625%, 08/15/2008..............................  BB-                 62

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            ENERGY -- (CONTINUED)
$  1,530    Enron Corp.,
              6.95%, 7/15/2028(a).............................  D             $    172
     300    Key Energy Services, Inc.,
              8.375%, Ser C 03/01/2008........................  BB                 312
     845    Magnum Hunter Resources, Inc.,
              9.60%, 03/15/2012...............................  B+                 887
   1,060    Newpark Resources, Inc.,
              8.625%, Ser B 12/15/2007........................  B+                 996
     625    Nuevo Energy Co.,
              9.375%, Ser B 10/01/2010........................  B+                 622
    @403    Nuevo Energy Co.,
              9.50%, Ser B 06/01/2008.........................  B+                 404
   1,475    Pioneer Natural Resources Co.,
              6.50%, 01/15/2008...............................  BB+              1,500
     500    Pioneer Natural Resources Co.,
              7.20%, 01/15/2028...............................  BB+                470
   1,000    Pioneer Natural Resources Co.,
              9.625%, 04/01/2010..............................  BB+              1,172
     700    Plains Exploration and Production Co.,
              8.75%, 07/01/2012(g)............................  B                  700
     650    Pogo Producing Co.,
              10.375%, Ser B 02/15/2009.......................  BB                 699
    @540    Pogo Producing Co.,
              8.25%, Ser B 04/15/2011.........................  BB                 564
  @1,805    Swift Energy Co.,
              10.25%, 08/01/2009..............................  B                1,769
    @320    Tesoro Petroleum Corp.,
              9.00%, Ser B 07/01/2008.........................  B                  166
     460    Tesoro Petroleum Corp.,
              9.625%, 04/01/2012..............................  B                  235
    @500    Tesoro Petroleum Corp.,
              9.625%, Ser B
              11/01/2008......................................  B                  280
   1,005    Vintage Petroleum, Inc.,
              8.25%, 05/01/2012...............................  BB-              1,025
    @475    Williams Companies, Inc.,
              6.50%, 08/01/2006...............................  B                  290
     675    Williams Companies, Inc.,
              8.75%, 03/15/2032(g)............................  B                  395
      50    XTO Energy, Inc.,
              8.75%, Ser B 11/01/2009.........................  BB-                 52
                                                                              --------
                                                                                12,926
                                                                              --------
            FINANCE -- 3.4%
     623    Armkel LLC,
              9.50%, 08/15/2009...............................  B-                 665
     950    Burns Phillip Capital Ltd.,
              9.75%, 07/15/2012(g)............................  B                  931
     100    Colombia (Republic of),
              8.375%, 02/15/2027..............................  BB                  69
       8    Ecuador (Republic of),
              12.00%, 11/15/2012(g)...........................  CCC+                 4

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    145    Ecuador (Republic of), Variable rate,
              8/15/2030(g)....................................  NR            $     59
     250    Fed Republic of Brazil,
              12.75%, 01/15/2020..............................  B+                 148
      75    Interpool, Inc.,
              7.35%, 08/01/2007...............................  BB+                 69
   2,000    IPC Acquistion Corp.,
              11.50%, 12/15/2009..............................  B-               1,560
       8    Republic of Ecuador,
              12.00%, 11/15/2012(g)...........................  CCC+                 4
     145    Republic of Ecuador, Variable rate,
              8/15/2030(g)....................................  NR                  59
      75    RFS Partnership L.P.,
              9.75%, 03/01/2012...............................  B+                  75
     400    Russian Federation National Govt.,
              11.00%, 07/24/2018(g)...........................  BB-                459
     605    Ventas Realty L.P., Inc.,
              8.75%, 05/01/2009...............................  BB-                596
     225    Western Financial Bank,
              9.625%, 05/15/2012..............................  BB-                212
   1,420    Xerox Credit Corp.,
              6.10%, 12/16/2003...............................  B+               1,314
                                                                              --------
                                                                                 6,161
                                                                              --------
            HEALTH CARE -- 2.7%
     750    AdvancePCS,
              8.50%, 04/01/2008...............................  BB                 769
    @515    Alaris Medical Systems, Inc.,
              11.625%, Ser B 12/01/2006.......................  B+                 572
     270    Hanger Orthopedic Group, Inc.,
              10.375%, 02/15/2009.............................  B-                 289
   1,345    IASIS Healthcare Corp.,
              13.00%, 10/15/2009..............................  CCC+             1,372
  @1,100    Select Medical Corp.,
              9.50%, 06/15/2009...............................  B                1,111
    @580    United Surgical Partners International, Inc.,
              10.00%, 12/15/2011..............................  B-                 580
     260    Vanguard Health Systems, Inc.,
              9.75%, 08/01/2011...............................  B-                 246
                                                                              --------
                                                                                 4,939
                                                                              --------
            SERVICES -- 9.8%
     300    Allied Waste Industries, Inc.,
              6.375%, 01/15/2008..............................  BB-                257
     500    Allied Waste Industries, Inc.,
              7.875%, 03/15/2005..............................  BB-                484
     345    Allied Waste North America, Inc.,
              7.625% Ser B 01/01/2006.........................  BB-                338
     900    Allied Waste North America,
              8.875%, Ser B 04/01/2008........................  BB-                891

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            SERVICES -- (CONTINUED)
$ 10,117    Australis Media Ltd.,
              15.75% Disc Note 05/15/2003 (with
              warrants)(a)(e).................................  NR            $      1
  @1,305    Browning-Ferris Industries, Inc.,
              7.40%, 09/15/2035...............................  BB-                981
  @1,275    Callahan Nordrhein-Westfalen,
              14.00%, 07/15/2010(a)(e)........................  NR                  38
     920    Dex Media East LLC,
              9.875%, 11/15/2009(g)...........................  B                  948
   1,800    Encompass Services Corp.,
              10.50%, 05/01/2009(e)...........................  D                   72
     825    Hollinger International Publishing, Inc.,
              9.25%, 02/01/2006...............................  B                  829
     700    Hollinger International Publishing, Inc.,
              9.25%, 03/15/2007...............................  B                  704
   1,185    John Q. Hammons Hotels, Inc.,
              8.875%, Ser B
              05/15/2012......................................  B                1,141
     400    K-III Communications Corp.,
              8.50%, Ser B 02/01/2006.........................  B                  344
     450    Park Place Entertainment Corp.,
              9.375%, 02/15/2007..............................  BB+                472
  @1,000    Penn National Gaming, Inc.,
              11.125%, Ser B 03/01/2008.......................  B-               1,076
     890    Petroleum Geo-Services ASA,
              8.15%, 07/15/2029...............................  B-                 240
   3,110    Petroleum Geo-Services ASA,
              7.125%, 3/30/2028...............................  B-                 840
     250    Primedia, Inc.,
              10.25%, 06/01/2004..............................  B                  238
     175    Primedia, Inc.,
              7.625%, 04/01/2008..............................  B                  143
   1,545    Quebecor Media, Inc.,
              11.125%, 07/15/2011.............................  B                1,089
   2,420    Service Corp. International,
              6.50%, 03/15/2008...............................  BB-              2,009
    @670    Service Corp. International,
              6.875%, 10/01/2007..............................  BB-                553
     300    Service Corp. International,
              7.875%, 02/01/2013..............................  BB-                249
     900    Six Flags, Inc.,
              8.875%, 02/01/2010..............................  B                  788
   1,105    Stewart Enterprises, Inc.,
              10.75%, 07/01/2008..............................  B+               1,188
     900    Unisys Corp.,
              7.25%, 01/15/2005...............................  BB+                900
     450    Unisys Corp.,
              8.125%, 06/01/2006..............................  BB+                459

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$    460    Venetian Casino Resort LLC,
              11.00%, 06/15/2010(g)...........................  B-            $    472
      50    Webb (Del E.) Corp.,
              9.375%, 05/01/2009..............................  BB+                 53
                                                                              --------
                                                                                17,797
                                                                              --------
            TECHNOLOGY -- 19.0%
   1,640    Allegiance Telecom, Inc.,
              19.08%, Ser B 02/15/2008 (Zero coupon through
              02/15/2003, thereafter 11.75%)(f)...............  CC                 221
   1,250    Asia Global Crossing Ltd.,
              13.375%, 10/15/2010(a)..........................  NR                 238
   1,325    AT&T Canada, Inc.,
              7.625%, 03/15/2005(a)...........................  D                  202
  @1,015    Avaya, Inc.,
              11.125%, 04/01/2009.............................  B+                 736
   1,750    British Sky Broadcasting Group plc,
              8.20%, 07/15/2009...............................  BB+              1,838
     430    Charter Communications Holdings,
              10.00%, 04/01/2009..............................  B-                 184
   1,755    Charter Communications Holdings,
              10.00%, 05/15/2011..............................  B-                 750
   2,055    Charter Communications Holdings,
              10.75%, 10/01/2009..............................  B-                 909
     485    Charter Communications Holdings,
              8.625%, 04/01/2009..............................  B-                 209
     510    Charter Communications Holdings,
              9.625%, 11/15/2009..............................  B-                 218
   1,525    EchoStar DBS Corp.,
              9.375%, 02/01/2009..............................  B+               1,525
    @890    Focal Communications Corp.,
              11.875%, Ser B 01/15/2010(e)....................  CC                  53
     300    Focal Communications Corp.,
              12.125%, Ser B 02/15/2008 (Zero
              coupon through
              02/15/2003, thereafter
              12.125%)(e)(f)..................................  CC                   6
  @6,475    Global Crossing Holdings Ltd.,
              9.50%,
              11/15/2009(a)(e)................................  NR                  97
   3,510    Global Crossing Holdings Ltd.,
              9.625%,
              05/15/2008(a)(e)................................  NR                  53

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            TECHNOLOGY -- (CONTINUED)
$  1,000    International Cabletel, Inc.,
              11.50%, Ser B 02/01/2006(a).....................  D             $     70
     520    KPNQwest N.V. (Euro),
              7.125%, 06/01/2009(a)...........................  NR                   1
   3,385    KPNQwest N.V.,
              8.125%, 06/01/2009(a)(e)........................  NR                  @@
     825    Level 3 Communications, Inc. (Euro),
              11.25%, 03/15/2010..............................  CC                 400
  @1,350    Level 3 Communications, Inc.,
              11.00%, 03/15/2008..............................  CC                 780
  @3,680    Level 3 Communications, Inc.,
              11.25%, 03/15/2010..............................  CC               2,061
     250    Level 3 Communications, Inc.,
              14.84%, 03/15/2010 (Zero coupon through
              3/15/2005, thereafter 12.875%)(f)...............  CC                  63
  @2,835    Level 3 Communications, Inc.,
              9.125%, 05/01/2008..............................  CC               1,602
     150    Loral Space & Communications Ltd.,
              9.50%, 01/15/2006...............................  CCC-                27
  @1,400    Lucent Technologies, Inc.,
              5.50%, 11/15/2008...............................  B-                 588
   6,053    Lucent Technologies, Inc.,
              6.45%, 03/15/2029...............................  B-               2,542
   6,818    Marconi plc,
              8.375%, 09/15/2030..............................  C                  750
    @300    Metromedia Fiber Network, Inc. (Euro),
              10.00%, 12/15/2009(a)...........................  NR                   6
     770    Metromedia Fiber Network, Inc.,
              10.00%, 12/15/2009(a)(e)........................  NR                   2
   3,465    Metromedia Fiber Network, Inc.,
              10.00%, Ser B 11/15/2008(a)(e)..................  NR                   9
    @480    Nextel Communications, Inc.,
              9.375%, 11/15/2009..............................  B                  412
   3,160    Nextel Communications, Inc.,
              9.75%, 10/31/2007 (Zero coupon through
              10/31/2002, thereafter 9.75%)(f)................  B                2,797
     950    Nextel Communications, Inc.,
              9.95%, 02/15/2008 (Zero coupon through
              02/15/2003, thereafter 9.95%)(f)................  B                  805

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$  1,200    Nextlink Communications, Inc.,
              10.50%, 12/01/2009(a)(e)........................  NR            $      3
     900    Nextlink Communications, Inc.,
              12.125%, 12/01/2009 (Zero coupon through
              12/01/2004, thereafter 12.125%)(a)(e)...........  NR                   2
   1,065    Nextlink Communications, Inc.,
              12.50%, 04/15/2006(a)(e)........................  NR                   3
   3,570    Nortel Networks Corp.,
              6.125%, 02/15/2006..............................  B                1,714
     455    Nortel Networks Corp.,
              6.875%, 09/01/2023..............................  B                  182
     870    NTL Communications Corp. (Euro),
              12.375%, 02/01/2008(a)..........................  D                  112
     475    NTL Communications Corp. (Euro),
              9.875%, 11/15/2009(a)...........................  D                   61
   1,270    NTL Communications Corp.,
              11.875%, Ser B 10/01/2010(a)....................  D                   89
   2,400    NTL Communications Corp.,
              13.91%, Ser B 10/01/2008 (Zero coupon through
              10/01/2003, thereafter 12.375%)(f)..............  D                  132
     430    PanAmSat Corp.,
              6.375%, 01/15/2008..............................  BB                 407
   2,215    PanAmSat Corp.,
              6.875%, 01/15/2028..............................  BB               1,870
     635    PanAmSat Corp.,
              8.50%, 02/01/2012(g)............................  B                  572
   1,250    PSINet, Inc.,
              11.00%, 08/01/2009(a)(e)........................  NR                 134
  @2,260    Qwest Corp.,
              6.875%, 09/15/2033..............................  B-               1,559
     825    Qwest Corp.,
              7.25%, 10/15/2035...............................  B-                 561
    @900    Qwest Corp.,
              7.625%, 06/09/2003..............................  B-                 868
     635    Qwest Corp.,
              8.875%, 03/15/2012(g)...........................  B-                 578
   1,375    RCN Corp.,
              11.125%, 10/15/2007.............................  CCC-               220
   5,195    RCN Corp.,
              34.99%, Ser B 02/15/2008 (Zero coupon through
              02/15/2003,
              thereafter 9.80%)(f)............................  CCC-               805
     800    Rogers Cantel, Inc.,
              9.375%, 06/01/2008..............................  BB+                664
     200    Rogers Cantel, Inc.,
              9.75%, 06/01/2016...............................  BB+                150

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
            TECHNOLOGY -- (CONTINUED)
$  2,405    Telewest Communications plc,
              11.00%, 10/01/2007(a)...........................  D             $    277
     260    Telewest Communications plc,
              9.625%, 10/01/2006(a)...........................  D                   30
     920    Time Warner Telecom, Inc.,
              9.75%, 07/15/2008...............................  CCC+               423
     330    United Pan-Europe Communications N.V. (Euro),
              10.875%, 11/01/2007(a)..........................  D                   16
     300    United Pan-Europe Communications N.V.,
              10.875%, Ser B 08/01/2009(a)....................  D                   10
   2,190    Williams Communications Group, Inc.,
              10.875%, 10/01/2009(a)..........................  NR                 290
   4,640    Williams Communications Group, Inc.,
              11.70%, 08/01/2008(a)...........................  NR                 603
   1,750    Williams Communications Group, Inc.,
              11.875%, 08/01/2010(a)..........................  NR                 228
  @1,575    WorldCom, Inc.,
              7.50%, 05/15/2011(a)............................  D                  272
   8,310    WorldCom, Inc.,
              8.25%, 05/15/2031(a)............................  D                1,433
     750    XO Communications, Inc.,
              10.75%, 11/15/2008(a)(e)........................  NR                   2
                                                                              --------
                                                                                34,424
                                                                              --------
            TRANSPORTATION -- 2.0%
    @780    AMR Corp.,
              9.00%, 08/01/2012...............................  B+                 289
     825    CP Ships Ltd.,
              10.375%, 07/15/2012(g)..........................  BB+                850
      50    Delta Air Lines, Inc.,
              7.70%, 12/15/2005...............................  BB-                 31
    @100    Delta Air Lines, Inc.,
              7.90%, 12/15/2009...............................  BB-                 59
   1,820    Delta Air Lines, Inc.,
              8.30%, 12/15/2029...............................  BB-                855
     640    Delta Air Lines, Inc.,
              9.00%, 05/15/2016...............................  BB-                320
     650    Teekay Shipping Corp.,
              8.32%, 02/01/2008...............................  BB+                666
     105    United Air Lines, Inc.,
              10.67%, Ser A
              05/01/2004......................................  CC                  22
     100    United Air Lines, Inc.,
              9.125%, 01/15/2012..............................  CC                  16
  @2,530    United Air Lines, Inc.,
              9.75%, 08/15/2021CC.............................                     417
                                                                              --------
                                                                                 3,525
                                                                              --------
            UTILITIES -- 4.5%
   1,910    Calpine Canada Energy Financial,
              8.50%, 05/01/2008...............................  B+                 623

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(C)
---------                                                       -----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$    665    Calpine Corp.,
              4.00%, Conv. 12/26/2006.........................  B+            $    223
    @150    Calpine Corp.,
              8.625%, 08/15/2010..............................  B+                  48
     900    Champion Home Builders Co.,
              11.25%, 04/15/2007(g)...........................  B                  621
     350    Cogentrix Energy, Inc.,
              8.75% Ser B 10/15/2008..........................  BB+                177
     350    CMS Energy Corp.,
              7.50%, 01/15/2009...............................  B+                 252
      80    CMS Energy Corp.,
              8.50%, 04/15/2011...............................  NR                  57
     375    CMS Energy Corp.,
              8.90%, 07/15/2008...............................  B+                 281
     600    Kansas Gas & Electric Co.,
              6.50%, 08/01/2005...............................  BB+                577
     425    Kansas Gas & Electric Co.,
              7.60%, 12/15/2003...............................  BB+                423
  @3,605    Mission Energy Holding Co.,
              13.50%, 07/15/2008..............................  BB-                901
   1,130    Sierra Pacific Power Co.,
              8.00%, Ser A 06/01/2008.........................  BB               1,006
   2,500    Transcontinental Gas Pipeline Corp.,
              6.125%, 01/15/2005..............................  B+               2,350
     800    Transcontinental Gas Pipeline Corp.,
              8.875%, 07/15/2012(g)...........................  B+                 780
                                                                              --------
                                                                                 8,319
                                                                              --------
            Total corporate bonds: non-investment grade (cost $188,518)....   $128,726
                                                                              ========


 SHARES
---------
COMMON STOCK -- 0.1%
            CONSUMER CYCLICAL -- 0.0%
     1      Hosiery Corp. of America, Inc. Class A(a)(e)......  $     --
                                                                --------
            SERVICES -- 0.0%
     4      Splitrock Service (Warrants)(a)(e)................        12
                                                                --------
            TECHNOLOGY -- 0.1%
    @6      Adelphia Business Solutions, Inc. (with
              rights)(a)......................................        --
    33      McLeod USA, Inc. (Warrants)(a)....................         2
     1      Minorplanet Systems USA, Inc. (Warrants)(a)(e)....         1
     5      Nextlink Communications, Inc., 14.00% Conv Pfd
              PIK.............................................        --
    13      Powertel, Inc. (Warrants)(a)(e)(h)................       185
    11      Telus Corp. (Warrants)(a)(e)(h)...................        27
                                                                --------
                                                                     215
                                                                --------
            Total common stock (cost $483)....................  $    227
                                                                ========


                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
PREFERRED STOCK -- 0.4%
            CAPITAL GOODS -- 0.1%
     3      Xerox Corp., Conv. 7.50%(g).......................  $    129
                                                                --------
            CONSUMER CYCLICAL -- 0.3%
    21      Rio Algom Ltd. ...................................       520
                                                                --------
            TECHNOLOGY -- 0.0%
    20      Adelphia Communications Corp., 7.50%, Conv. Ser
              F(a)............................................         2
    15      McLeodUSA, Inc. Conv. Pfd. 2.50% Ser A............        33
                                                                --------
                                                                      35
                                                                --------
            Total preferred stock (cost $1,105)...............  $    684
                                                                ========
            Total long-term investments (cost $231,890).......  $172,278
                                                                ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.4%
            FINANCE -- 2.4%
 $4,331     Joint Repurchase Agreement,
              1.86%, 11/01/2002 (Note 2f).....................  $  4,331
      2     U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................         2
                                                                --------
            Total short-term investments (cost $4,333)........  $  4,333
                                                                ========
            Total investments in securities (cost
              $236,223)(b)....................................  $176,611
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $176,611
Foreign currency on deposit with custodian (cost
  $191).........................................       197
Collateral for securities lending transactions
  (Note 2d).....................................    25,118
Receivables:
  Investment securities sold....................     2,094
  Fund shares sold..............................       788
  Dividends and interest........................     5,083
Other assets....................................        51
                                                  --------
Total assets....................................   209,942
                                                  --------
LIABILITIES
Cash overdraft..................................       289
Payables:
  Payable upon return of securities loaned (Note
    2d).........................................    25,118
  Investment securities purchased...............     3,352
  Fund shares redeemed..........................       235
  Payable for investment management and advisory
    fees (Note 3)...............................       113
  Payable for distribution fees (Note 3)........        21
  Accrued Expenses..............................        83
                                                  --------
Total liabilities...............................    29,211
                                                  --------
Net assets......................................  $180,731
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  26,863 shares outstanding.....................  $285,999
Accumulated undistributed net investment loss...      (304)
Accumulated net realized gain on investments and
  foreign currency transactions.................   (45,223)
Unrealized depreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency...   (59,741)
                                                  --------
Net assets......................................  $180,731
                                                  ========

Class A
  Net asset value per share ($95,760 / 14,220
    shares outstanding)............................  $6.73
                                                     =====
  Maximum offering price per share
    ($6.73 / 95.5%)................................  $7.05
                                                     =====
Class B
  Net asset value per share ($44,359 / 6,600 shares
    outstanding)...................................  $6.72
                                                     =====
Class C
  Net asset value per share ($40,611 / 6,043 shares
    outstanding)...................................  $6.72
                                                     =====
  Maximum offering price per share
    ($6.72 / 99.0%)................................  $6.79
                                                     =====
Class Y
  Net asset value per share ($1 / @@ shares
    outstanding)...................................  $6.73
                                                     =====

  (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $237,337 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation..................................................  $  5,726
   Unrealized depreciation..................................................   (66,452)
                                                                              --------
   Net unrealized depreciation..............................................  $(60,726)
                                                                              ========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.79% of total net assets as of October 31, 2002.

  (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors" these investments have been identified by portfolio management as illiquid securities:

    PERIOD    SHARES/                                     COST
   ACQUIRED     PAR                SECURITY              BASIS
   --------   -------   -------------------------------  ------
     1996     10,117    Australis Media Ltd. due
                        2003...........................  $7,595
     2000      1,275    Callahan Nordrhein-Westfalen
                        due 2010.......................   1,209
     2001      1,800    Encompass Services Corp., due
                        2009...........................   1,752

    PERIOD    SHARES/                                     COST
   ACQUIRED     PAR                SECURITY              BASIS
   --------   -------   -------------------------------  ------
     2001        300    Focal Communications Corp., due
                        2008...........................  $  256
     2001        890    Focal Communications Corp., due
                        2010...........................     516
     1999      3,510    Global Crossing Holdings, Ltd
                        due 2008.......................   1,076
     1999      6,475    Global Crossing Holdings, Ltd
                        due 2009.......................   3,366
     1994          1    Hosiery Corp. of America, Inc.
                        Class A -- 144A................      21
     2001      3,385    KPNQwest N.V., due 2009........   1,885
     1999        100    Lukens, Inc. due 2004..........      97
     1998      3,465    Metromedia Fiber Network, Inc.
                        due 2008.......................   3,103
     2001        770    Metromedia Fiber Network, Inc.
                        due 2009.......................     383
     1997          1    Minorplanet Systems USA
                        (Warrants) -- 144A.............      13
     1998      1,065    Nextlink Communications, Inc.
                        due 2006.......................     791
     1999      2,100    Nextlink Communications, Inc.
                        due 2009.......................   1,847
     1997         13    Powertel, Inc.
                        (Warrants) -- 144A.............      94
     2000      1,250    PSINet, Inc. due 2009..........     851
     1998          4    Splitrock Serivice
                        (Warrants) -- 144A.............      46
     1996         11    Telus Corp.
                        (Warrants) -- 144A.............      76
     2001        750    XO Communications, Inc. due
                        2008...........................     331




       The aggregate value of these securities at October 31, 2002, was $704, which represents 0.39% of total net assets.

  (f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (g) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2002, was $13,757, which represents 7.61% of total net assets.

  (h) Securities are valued at fair value under guidelines established and approved by the board of directors. Total fair valued securities had a value of $217, which represents 0.12% of total net assets at October 31, 2002. See note 2b of accompanying Notes to Financial Statements.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- 44.1%
            BASIC MATERIALS -- 8.2%
$    460    Abitibi Consolidated, Inc.,
              8.30%, 08/01/2005...............................  BBB-         $    481
   1,750    Alcan, Inc.,
              7.25%, 03/15/2031...............................  A-              2,007
   2,000    Boise Cascade Corp.,
              7.50%, 02/01/2008...............................  Baa3*           2,073
     400    Bowater Canada Finance,
              7.95%, 11/15/2011...............................  BBB-              391
  @1,550    Bowater, Inc.,
              9.00%, 08/01/2009...............................  BBB-            1,658
   1,240    Champion International Corp.,
              7.20%, 11/01/2026...............................  BBB             1,407
     650    Crompton Corp.,
              8.50%, 03/15/2005...............................  BBB-              653
     500    Cypress Amax Minerals Co.,
              8.375%, 02/01/2023..............................  BBB-              440
   1,270    Domtar, Inc.,
              7.875%, 10/15/2011..............................  BBB-            1,432
   2,250    Dow Chemical Co.,
              5.75%, 12/15/2008...............................  A               2,278
    @300    Du Pont (E.I.) de Nemours & Co.,
              6.75%, 09/01/2007...............................  AA-               345
     720    Ferro Corp.,
              7.125%, 04/01/2028..............................  BBB-              595
   1,200    Inco Ltd.,
              7.75%, 05/15/2012...............................  BBB-            1,284
    @430    International Paper Co.,
              6.75%, 09/01/2011...............................  BBB               471
     500    Mead Corp.,
              7.55%, 03/01/2047...............................  BBB               500
     580    Methanex Corp.,
              7.75%, 08/15/2005...............................  BBB-              580
     185    Methanex Corp.,
              8.75%, 08/15/2012...............................  BBB-              192
     335    Newmont Mining Corp. (Holding Co.),
              8.625%, 05/15/2011..............................  BBB               390
     560    Noranda, Inc.,
              7.00%, 07/15/2005...............................  BBB-              571
  @2,330    Nova Chemicals Corp.,
              7.00%, 05/15/2006...............................  BBB-            2,074
     750    Nova Chemicals Ltd.,
              7.875%, 09/15/2025..............................  BBB-              532
     840    Olin Corp.,
              9.125%, 12/15/2011..............................  BBB               950
     440    Phelps Dodge Corp.,
              8.75%, 06/01/2011...............................  BBB-              442
   5,130    Phelps Dodge Corp.,
              9.50%, 06/01/2031...............................  BBB-            4,978
     400    Placer Dome, Inc.,
              7.125%, 05/15/2003..............................  BBB+              408
     600    Placer Dome, Inc.,
              7.125%, 06/15/2007..............................  BBB+              663
     300    PolyOne Corp.,
              6.875%, 12/01/2004..............................  Baa3              299

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
            BASIC MATERIALS -- (CONTINUED)
$    640    Potash Corp. of Saskatchewan, Inc.,
              7.125%, 06/15/2007..............................  BBB+         $    722
   1,025    Potash Corp. of Saskatchewan, Inc.,
              7.75%, 05/31/2011...............................  BBB+            1,192
   1,900    Potlatch Corp.,
              9.425%, 12/01/2009..............................  BBB-            2,120
   2,500    Praxair, Inc.,
              4.75%, 07/15/2007...............................  BBB+            2,631
     675    Santa Fe Pacific Gold Corp.,
              8.375%, 07/01/2005..............................  BBB               732
   2,000    Union Camp Corp.,
              7.00%, 08/15/2006...............................  BBB             2,195
                                                                             --------
                                                                               37,686
                                                                             --------
            CAPITAL GOODS -- 0.5%
   2,422    Tyco International Group S.A.,
              6.375%, 02/15/2006..............................  BBB-            2,180
                                                                             --------
            CONSUMER CYCLICAL -- 1.0%
   1,200    CRH America, Inc.,
              6.95%, 03/15/2012...............................  BBB+            1,325
   2,250    Daimler Chrysler N.A. Holdings,
              7.30%, 01/15/2012...............................  BBB+            2,436
     545    Millennium America, Inc.,
              7.00%, 11/151/2006..............................  BBB-              509
     470    Millennium America, Inc.,
              7.625%, 11/15/2026..............................  BBB-              367
                                                                             --------
                                                                                4,637
                                                                             --------
            CONSUMER STAPLES -- 3.2%
   1,370    Archer-Daniels-Midland Co.,
              6.95%, 12/15/2097...............................  A+              1,476
   4,000    Buoni Poliennali Del Tesoro (Euro),
              4.50%, 07/15/2003...............................  AA              4,001
     625    ConAgra Foods, Inc.,
              7.00%, 10/01/2028...............................  BBB+              686
   1,635    ConAgra Foods, Inc.,
              7.50%, 09/15/2005...............................  BBB+            1,830
   1,000    ConAgra Foods, Inc.,
              2.475%, 09/10/2003(e)...........................  BBB+            1,002
     600    Dole Foods Co.,
              7.25%, 05/01/2009...............................  BBB-              547
   1,000    Entergy Gulf States,
              3.01%, 06/02/2003(e)(g).........................  BBB-            1,000
   1,875    Weyerhaeuser Co.,
              5.50%, 03/15/2005...............................  BBB             1,946
   1,200    Weyerhaeuser Co.,
              5.95%, 11/01/2008...............................  BBB             1,244
     700    Weyerhaeuser Co.,
              7.25%, 07/01/2013...............................  BBB               773
                                                                             --------
                                                                               14,505
                                                                             --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
ENERGY -- 4.9%
$    225    Burlington Resources Finance Co.,
              6.68%, 02/15/2011...............................  BBB+         $    249
   3,000    Coastal Corp.,
              7.625%, 09/01/2008..............................  BBB             2,175
   1,885    Conoco Funding Co.,
              6.35%, 10/15/2011...............................  A-              2,074
   1,275    Consolidated Natural Gas Co.,
              5.375%, Ser B 11/01/2006........................  BBB+            1,315
   1,300    Consumers Energy Co.,
              6.25%, 09/15/2006...............................  BBB-            1,241
  @1,875    Kerr-McGee Corp.,
              6.875%, 09/15/2011..............................  BBB             2,101
     500    Lasmo (USA), Inc.,
              7.50%, 06/30/2006...............................  AA                571
     300    Lasmo (USA), Inc.,
              8.375%, 06/01/2023..............................  AA                314
     650    Occidental Petroleum Corp.,
              7.375%, 11/15/2008..............................  BBB               748
     950    Ocean Energy, Inc.,
              7.25%, 10/01/2011...............................  BBB-            1,069
   4,000    PanCanadian Petroleum Ltd.,
              6.30%, 11/01/2011...............................  A-              4,312
   1,500    PanCanadian Petroleum Ltd.,
              7.20%, 11/01/2031...............................  A-              1,646
   1,000    Valero Energy Corp.,
              6.125%, 04/15/2007..............................  BBB               999
   1,450    Valero Energy Corp.,
              6.875%, 04/15/2012..............................  BBB             1,398
     500    Valero Energy Corp.,
              8.375%, 06/15/2005..............................  BBB               520
   1,500    Valero Energy Corp.,
              8.75%, 06/15/2030...............................  BBB             1,541
     250    Varco International, Inc.,
              7.50%, 02/15/2008...............................  BBB+              277
                                                                             --------
                                                                               22,550
                                                                             --------
            FINANCE -- 10.4%
   2,800    Aetna, Inc.,
              7.875%, 03/01/2011..............................  BBB             3,099
   6,700    Austria (Republic of) (Euro),
              4.30%, 07/15/2003...............................  AAA             6,691
    @575    Bank of Tokyo -- Mitsubishi Ltd.,
              8.40%, 04/15/2010...............................  BBB               676
     545    Bombardier Capital, Inc.,
              3.86%, 11/21/2002(e)(g).........................  BBB+              543
   4,400    Buoni Poliennali Del Tesoro (Euro),
              4.50%, 03/01/2007...............................  AA              4,480
     600    Comed Transitional Funding Trust,
              5.44%, 03/25/2007...............................  AAA               631
   4,740    Deutsche Bundesrepublik (Euro),
              6.00%, Ser 93 09/15/2003........................  AAA             4,808

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
            FINANCE -- (CONTINUED)
$    465    ERAC USA Finance Co.,
              8.25%, 05/01/2005(g)............................  BBB+         $    505
    @750    Ford Motor Credit Co.,
              6.50%, 01/25/2007...............................  BBB               679
     750    Ford Motor Credit Co.,
              6.875%, 02/01/2006..............................  BBB               691
   1,500    Ford Motor Credit Co.,
              7.375%, 10-28-2009..............................  BBB             1,358
   4,884    French Treasury Note (Euro),
              4.50%, 07/12/2003                                 AAA             4,882
     941    General Motors Acceptance Corp.,
              6.125%, 09/15/2006..............................  BBB               905
   4,000    International Bank Reconstruction & Development
              (Australian Dollar),
              5.50%, 05/14/2003...............................  AAA             2,229
   4,350    Netherlands Government (Euro),
              6.50%, 04/15/2003...............................  AAA             4,370
   8,000    New South Wales Treasury Corp. (Australian
              Dollar),
              7.00%, 04/01/2004...............................  AAA             4,563
     750    PP&L Transition Bond Co.,
              6.83%, Ser 1999-1 Class A5 03/25/2007...........  AAA               806
   2,750    Queensland Treasury Corp. (Australian Dollar),
              8.00%, 05/14/2003...............................  AAA             1,552
     250    Southern Investments UK plc,
              6.80%, 12/01/2006...............................  BBB               267
   1,750    TIAA Global Markets,
              4.125%, 11/15/2007(g)...........................  AAA             1,779
     970    United Kingdom Treasury (British Pound),
              8.00%, 06/10/2003...............................  AAA             1,557
     720    Wellpoint Health Networks, Inc.,
              6.375%, 06/15/2006..............................  A-                774
                                                                             --------
                                                                               47,845
                                                                             --------
            HEALTH CARE -- 2.6%
     800    Aetna Corp.,
              7.375%, 03/01/2006..............................  BBB               859
     680    HCA, Inc.,
              6.95%, 05/01/2012...............................  BBB-              689
   3,400    HCA, Inc.,
              7.125%, 06/01/2006..............................  BBB-            3,573
     300    HCA, Inc.,
              7.50%, 11/15/2095...............................  BBB-              273
     785    HCR Manor Care, Inc.,
              7.50%, 06/15/2006...............................  BBB               795
     750    Humana, Inc.,
              7.25%, 08/01/2006...............................  BBB               797
     150    Manor Care, Inc.,
              8.00%, 03/01/2008...............................  BBB               155

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
$   @600    Quest Diagnostics, Inc.,
              6.75%, 07/12/2006...............................  BBB-         $    654
   4,200    Tenet Healthcare Corp.,
              5.375%, 11/15/2006..............................  BBB             4,368
                                                                             --------
                                                                               12,163
                                                                             --------
            SERVICES -- 1.8%
   1,100    Clear Channel Communications, Inc.,
              6.00%, 11/01/2006...............................  BBB-            1,132
     735    Clear Channel Communications, Inc.,
              7.25%, 09/15/2003...............................  BBB-              749
  @1,350    Computer Sciences Corp.,
              6.75%, 06/15/2006...............................  A               1,440
     500    FedEx Corp.,
              6.625%, 02/12/2004..............................  BBB               523
   1,350    MGM Mirage, Inc.,
              8.50%, 09/15/2010...............................  BBB-            1,471
    @113    Paramount Communications, Inc.,
              7.50%, 07/15/2023...............................  A-                118
   3,000    Starwood Hotels & Resorts Worldwide, Inc.,
              7.375%, 05/01/2007(g)...........................  BBB-            2,865
                                                                             --------
                                                                                8,298
                                                                             --------
            TECHNOLOGY -- 10.7%
   4,210    AOL Time Warner, Inc.,
              6.15%, 05/01/2007...............................  BBB+            4,164
     500    Apogent Technologies, Inc.,
              8.00%, Ser B 04/01/2011.........................  BBB               572
   4,820    AT&T Corp.,
              8.00%, 11/15/2031...............................  BBB+            4,603
     300    AT&T Corp.,
              8.00%, 11/15/2031(g)............................  BBB+              287
   1,400    AT&T Wireless Services, Inc.,
              7.50%, 05/01/2007...............................  BBB             1,239
   4,300    British Telecommunications plc,
              8.875%, 12/15/2030..............................  A-              5,190
   4,250    Deutsche Telekom International Financial B.V.,
              9.25%, 06/01/2032...............................  BBB+            5,011
   2,250    France Telecom S.A.,
              8.25%, 03/01/2011...............................  BBB-            2,482
   2,050    France Telecom,
              8.70%, 03/01/2006...............................  BBB-            2,196
   1,475    Hewlett-Packard Co.,
              5.75%, 12/15/2006...............................  A-              1,535
   1,660    News America Holdings, Inc.,
              7.75%, 12/01/2045...............................  BBB-            1,450
     750    News America Holdings, Inc.,
              8.875%, 04/26/2023..............................  BBB-              766
   1,045    Rockwell International Corp.,
              5.20%, 01/15/2098...............................  A                 760
   1,500    Rockwell International Corp.,
              6.70%, 01/15/2028...............................  A               1,522

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
            TECHNOLOGY -- (CONTINUED)
$    420    Shaw Communications, Inc.,
              8.25%, 04/11/2010...............................  BBB          $    392
   4,575    Sprint Capital Corp.,
              7.90%, 03/15/2005...............................  Baa3*           4,132
   2,600    USA Networks, Inc.,
              6.75%, 11/15/2005...............................  BBB-            2,563
   6,500    Verizon New York, Inc.,
              6.875%, Ser A 04/01/2012........................  A+              6,951
   3,000    Vodafone Group plc,
              7.75%, 02/15/2010...............................  A               3,429
                                                                             --------
                                                                               49,244
                                                                             --------
            TRANSPORTATION -- 0.0%
     250    American Airlines, Inc.,
              7.858%, Ser 2001-2 Cl A-2 10/01/2011............  AA                227
                                                                             --------
            UTILITIES -- 0.8%
     700    Appalachian Power Co.,
              2.10%, 08/20/2003(e)............................  BBB+              701
     250    Cleveland Electric Illuminating Co.,
              7.13%, Ser B 07/01/2007.........................  AAA               283
     565    Detroit Edison Co.,
              6.125%, 10/01/2010..............................  A-                609
   1,100    Nisource Finance Corp.,
              7.875%, 11/15/2010..............................  BBB             1,072
     200    Pacificorp,
              6.12%, 01/15/2006...............................  A                 216
     125    Public Service Electric & Gas,
              7.00%, 09/01/2024...............................  AAA               130
     155    Tennessee Gas Pipeline Co.,
              7.00%, 10/15/2028...............................  BBB+              132
     400    Western Resources, Inc.,
              7.875%, 05/01/2007..............................  BBB-              385
                                                                             --------
                                                                                3,528
                                                                             --------
            Total corporate bonds: investment grade (cost $195,626)........  $202,863
                                                                             ========
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.5%
            BASIC MATERIALS -- 1.6%
     450    Equistar Chemicals L.P.,
              7.55%, 02/15/2026...............................  BB                328
   2,580    FMC Corp.,
              10.25%, 11/01/2009(g)...........................  BB+             2,657
   1,130    Georgia-Pacific Corp.,
              7.25%, 06/01/2028...............................  BB+               791
    @500    Georgia-Pacific Corp.,
              7.50%, 05/15/2006...............................  BB+               440
   2,150    Georgia-Pacific Corp.,
              8.875%, 05/15/2031..............................  BB+             1,656
     350    Oregon Steel Mills, Inc.,
              10.00%, 07/15/2009(g)...........................  BB-               350
   1,280    United States Steel LLC,
              10.75%, 08/01/2008..............................  BB              1,261
                                                                             --------
                                                                                7,483
                                                                             --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
CAPITAL
GOODS -- 0.3%
$    300    Sequa Corp.,
              8.875%, Ser B 04/01/2008........................  BB-          $    252
     985    Xerox Corp.,
              9.75%, 01/15/2009(g)............................  B+                840
                                                                             --------
                                                                                1,092
                                                                             --------
            CONSUMER STAPLES -- 0.5%
   2,730    Solutia, Inc.,
              11.25%, 07/15/2009 (with warrants)(g)...........  BB-             2,211
                                                                             --------
            ENERGY -- 0.7%
     450    Pioneer Natural Resources Co.,
              6.50%, 01/15/2008...............................  BB+               457
   1,465    Pioneer Natural Resources Co.,
              7.20%, 01/15/2028...............................  BB+             1,377
     @80    Tesoro Petroleum Corp.,
              9.00%, Ser B 07/01/2008.........................  B                  42
     450    Williams Companies, Inc.,
              8.75%, 03/15/2032(g)                              B                 263
   1,105    XTO Energy, Inc.,
              7.50%, 04/15/2012...............................  BB              1,171
                                                                             --------
                                                                                3,310
                                                                             --------
            FINANCE -- 0.1%
     120    Interpool, Inc.,
              7.20%, 08/01/2007...............................  BB+               110
     300    Trenwick Group, Inc.,
              6.70%, 04/01/2003(a)(f).........................  B                 293
                                                                             --------
                                                                                  403
                                                                             --------
            SERVICES -- 0.1%
     710    Petroleum Geo Services ASA,
              8.15%, 07/15/2029...............................  B-                192
   1,635    Petroleum GeoServices ASA,
              7.125%, 03/30/2028..............................  B-                441
                                                                             --------
                                                                                  633
                                                                             --------
            TECHNOLOGY -- 2.5%
   1,630    AT&T Canada, Inc.,
              7.625%, 03/15/2005(a)...........................  D                 249
   1,030    British Sky Broadcasting Group plc,
              8.20%, 07/15/2009...............................  BB+             1,081
     455    Global Crossing Holdings Ltd.,
              8.70%, 08/01/2007(a)(f).........................  NR                  7
  @2,385    Global Crossing Holdings Ltd.,
              9.50%, 11/15/2009(a)(f).........................  NR                 36

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
            TECHNOLOGY -- (CONTINUED)
$  1,000    Global Crossing Holdings Ltd.,
              9.625%, 05/15/2008(a)(f)........................  NR           $     15
     500    KPNQwest N.V.,
              8.125%, 06/01/2009(a)(f)........................  NR                 --
   3,724    Lucent Technologies, Inc.,
              6.45%, 03/15/2029...............................  B-              1,564
     280    Lucent Technologies, Inc.,
              6.50%, 01/15/2028...............................  B-                118
  @1,300    Marconi Corp. plc,
              7.75%, 09/15/2010(f)............................  C                 143
   5,272    Marconi Corp. plc,
              8.375%, 09/15/2030(f)...........................  C                 580
     275    Nortel Networks Corp.,
              4.25%, Conv. 09/01/2008.........................  B                 108
   1,690    Nortel Networks Corp.,
              6.125%, 02/15/2006..............................  B                 811
   1,415    Nortel Networks Corp.,
              6.875%, 09/01/2023..............................  B                 566
     320    PanAmSat Corp.,
              6.375%, 01/15/2008..............................  BB                303
     325    PanAmSat Corp.,
              6.875%, 01/15/2028..............................  BB                274
     750    Qwest Corp.,
              6.625%, 09/15/2005..............................  B-                675
   2,880    Qwest Corp.,
              6.875%, 09/15/2033..............................  B-              1,987
   1,685    Qwest Corp.,
              8.875%, 03/15/2012(g)...........................  B-              1,533
     220    Williams Communications Group, Inc.,
              10.875%, 10/01/2009(a)..........................  NR                 29
   7,070    WorldCom, Inc.,
              8.25%, 05/15/2031(a)............................  D               1,220
                                                                             --------
                                                                               11,299
                                                                             --------
            TRANSPORTATION -- 0.2%
     120    Delta Air Lines, Inc.,
              7.70%, 12/15/2005...............................  BB-                74
    @240    Delta Air Lines, Inc.,
              7.90%, 12/15/2009...............................  BB-               142
     915    Delta Air Lines, Inc.,
              8.30%, 12/15/2029...............................  BB-               430
     280    Teekay Shipping Corp.,
              8.32%, 02/01/2008...............................  BB+               287
     580    United Air Lines, Inc.,
              9.75%, 08/15/2021...............................  CC                 96
                                                                             --------
                                                                                1,029
                                                                             --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
UTILITIES -- 1.5%
$  1,120    Kansas Gas & Electric Co.,
              7.60%, 12/15/2003...............................  BB+          $  1,115
     445    Mission Energy Holding Co.,
              13.50%, 07/15/2008..............................  BB-               111
  @1,700    Southern California Edison Co.,
              7.125%, 07/15/2025..............................  BB              1,538
   1,850    Transcontinental Gas Pipeline Corp.,
              6.125%, 01/15/2005..............................  B+              1,739
     500    Transcontinental Gas Pipeline Corp.,
              7.25%, 12/01/2026...............................  B+                410
   2,100    Transcontinental Gas Pipeline Corp.,
              8.875%, 07/15/2012(g)...........................  B+              2,048
                                                                             --------
                                                                                6,961
                                                                             --------
            Total corporate bonds: non-investment grade (cost $45,932).....  $ 34,421
                                                                             ========
U.S. GOVERNMENT SECURITIES -- 41.9%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- MORTGAGE BACKED
            SECURITIES -- 4.6%
  14,351    6.00% 2013 -- 2016.............................................    14,997
   1,821    6.50% 2031.....................................................     1,887
   4,236    7.50% 2029 -- 2031.............................................     4,482
                                                                             --------
                                                                               21,366
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE -- MORTGAGE BACKED
            SECURITIES -- 21.6%
   2,950    6.00% 2032.....................................................     3,057
  82,091    6.50% 2028 -- 2032.............................................    85,559
  10,396    7.00% 2031.....................................................    10,921
                                                                             --------
                                                                               99,537
                                                                             --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.1%
     250    6.694% 2007(e).................................................       259
                                                                             --------
            U.S. TREASURY SECURITIES -- 15.6%
  @1,450    3.25% 2007.....................................................     1,483
  @5,531    4.25% 2010(h)..................................................     6,244
  @1,325    4.375% 2007....................................................     1,420
 @13,450    4.375% 2012....................................................    13,963
  @8,100    4.875% 2012....................................................     8,734
    @320    5.00% 2011.....................................................       349
  @6,450    5.375% 2031....................................................     6,808
  @1,900    5.50% 2008.....................................................     2,138
    @800    5.75% 2010.....................................................       914
 @16,500    6.00% 2009.....................................................    19,071
  @6,730    6.25% 2030.....................................................     7,817

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING      MARKET
 AMOUNT                                                         (UNAUDITED)  VALUE(C)
---------                                                       -----------  --------
            U.S. TREASURY SECURITIES -- (CONTINUED)
$ @1,200    6.50% 2006 -- 2010.............................................  $  1,387
  @1,350    6.625% 2007....................................................     1,578
                                                                             --------
                                                                               71,906
                                                                             --------
            Total U.S. government securities (cost $187,326)...............  $193,068
                                                                             ========
 SHARES
---------
PREFERRED STOCK -- 0.1%
            CAPITAL GOODS -- 0.1%
       8    Xerox Corp., Conv.
              7.50%(g).....................................................       402
                                                                             --------
            Total preferred stock (cost $425)..............................  $    402
                                                                             ========
            Total long-term investments
              (cost $429,309)..............................................  $430,754
                                                                             ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 7.2%
            FINANCE -- 7.2%
$ 33,075    Joint Repurchase Agreement,
              1.86%, 11/01/2002 (Note 2f)..................................  $ 33,075
                                                                             --------
            Total short-term investments
              (cost $33,075)...............................................  $ 33,075
                                                                             ========
            Total investments in securities
              (cost $462,384)(b)...........................................  $463,829
                                                                             ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $463,829
Cash............................................         1
Foreign currency on deposit with custodian (cost
  $2,389).......................................     2,399
Collateral for securities lending transactions
  (Note 2)......................................    70,622
Receivables:
  Investment securities sold....................     5,883
  Fund shares sold..............................     2,813
  Dividends and interest........................     6,374
Other assets....................................       132
                                                  --------
Total assets....................................   552,053
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2)..........................................    70,622
  Investment securities purchased...............    19,398
  Fund shares redeemed..........................     1,194
  Payable for investment management and advisory
    fees (Note 3)...............................       250
  Payable for distribution fees (Note 3)........        53
  Accrued Expenses..............................       168
                                                  --------
Total liabilities...............................    91,685
                                                  --------
Net assets......................................  $460,368
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 300,000 shares authorized;
  42,722 shares outstanding.....................  $454,237
Accumulated undistributed net investment
  income........................................       555
Accumulated net realized gain on investments and
  foreign currency transactions.................     4,116
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency...     1,460
                                                  --------
Net assets......................................  $460,368
                                                  ========

Class A
  Net asset value per share ($215,083 / 19,951
    shares outstanding)...........................  $10.78
                                                    ------
Maximum offering price per share
  ($10.78 / 95.5%)................................  $11.29
                                                    ======
Class B
  Net asset value per share ($98,028 / 9,133
    shares outstanding)...........................  $10.73
                                                    ======
Class C
  Net asset value per share ($107,479 / 9,980
    shares outstanding)...........................  $10.77
                                                    ------
Maximum offering price per share
  ($10.77 / 99.0%)................................  $10.88
                                                    ======
Class Y
  Net asset value per share ($39,778 / 3,658
    shares outstanding)...........................  $10.87
                                                    ======

  (a) Presently non-incoming producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

  (b) At October 31, 2002, the cost of securities for federal income tax purposes is $462,781 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................  $ 15,281
   Unrealized depreciation.....................  $(14,233)
                                                 --------
   Net unrealized appreciation                   $  1,048
                                                 ========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.76% of total net assets as of October 31, 2002.

  (e) Variable rate securities; the yield reported is the rate in effect as of October 31, 2002.

  (f) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". These investments have been identified by portfolio management as illiquid securities:

    PERIOD    PRINCIPAL                                COST
   ACQUIRED    AMOUNT              SECURITY           BASIS
   ---------  ---------   --------------------------  ------
   2001        $1,000     Global Crossing Holdings
                          Ltd., due 2008              $  929
   2001           455     Global Crossing Holdings
                          Ltd., due 2007                 164
   2001         2,385     Global Crossing Holdings
                          Ltd., due 2009               1,250
   2001-2002      500     KPNQwest N.V., due 2009        284
   2001         1,300     Marconi Corp. plc, due
                          2010                           497
   2001         5,272     Marconi Corp. plc, due
                          2030                         3,007
   1998           300     Trenwick Group, Inc., due
                          2003                           300

       The aggregate value of these securities at October 31, 2002, was $1,074, which represents 0.23% of total net assets.

  (g) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2002, was $17,283, which represents
       3.75% of total net assets.

  (h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

    @  Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

    *  Moody's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- 96.3%
            GENERAL OBLIGATIONS -- 35.9%
 $1,000     Anoka-Hennepin Independent School District #11,
              5.00%, School District Cr Enhancement PG-A
              02/15/2015......................................  AA+           $ 1,055
  1,300     Becker (City of), MN, Independent School District
              #726,
              6.00%, General Obligation Ser A FSA Insured
              02/01/2017......................................  Aaa*            1,454
  1,000     Bloomington (City of), MN, Independent School
              District #271,
              5.45%, General Obligation Ser A 02/01/2012......  Aa1*            1,102
    500     Brainerd (City of), MN,
              5.375%, Independent School District #181 Ser A
              FGIC Insured 02/01/2016.........................  Aaa*              546
    620     Hennepin County, MN,
              5.00%, General Obligation Ser B 12/01/2017......  AAA               647
  1,250     Hopkins (City of), MN, Independent School District
              #270,
              5.00%, General Obligation 02/01/2011............  Aa1*            1,369
    835     Minneapolis (City of), MN,
              4.75%, General Obligation Ser B 12/01/2010......  AAA               901
    500     Minneapolis (City of), MN,
              5.00%, General Obligation Ref Ser D
              02/01/2016......................................  AAA               526
    250     Minneapolis (City of), MN,
              5.00%, Parking Facility General Obligation
              12/01/2020......................................  AAA               256
    250     Minneapolis (City of), MN, School District #001,
              5.00%, General Obligation 02/01/2009............  AAA               275
  1,000     Minnesota (State of),
              5.25%, General Obligation 08/01/2016............  AAA             1,070
    375     Moorhead (City of), MN,
              5.00%, Independent School District #152, FGIC
              Insured 04/01/2018..............................  Aaa*              390
    785     Mounds View (City of), MN, Independent School
              District #621,
              5.25%, General Obligation Ser A 02/01/2014......  Aa1*              853

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            GENERAL OBLIGATIONS -- (CONTINUED)
 $  500     Osseo (City of), MN, Independent School District
              #279,
              5.00%, General Obligation Ser B 02/01/2012......  Aa1*          $   541
    250     Ramsey County, MN,
              4.50%, General Obligation Capital Improvement
              Plan Ser A 02/01/2009...........................  AAA               268
  1,950     Rosemount (City of), MN, Independent School
              District #196,
              5.70%, Zero Coupon General Obligation MBIA
              Insured 04/01/2015(d)...........................  AA+             1,111
    250     St. Paul (City of), MN,
              5.00%, General Obligation Capital Improvement
              Ser A 03/01/2007................................  AAA               273
    650     St. Paul (City of), MN, Independent School
              District #625,
              5.00%, General Obligation Ser B 02/01/2010......  AA+               711
    500     St. Paul (City of), MN, Independent School
              District #625,
              5.00%, General Obligation Ser B 02/01/2011......  AA+               549
                                                                              -------
                                                                               13,897
                                                                              -------
            HEALTH CARE/SERVICES -- 13.0%
  1,500     Minneapolis (City of), MN,
              5.125%, Health Care System Rev Fairview Health
              Services Ser B 05/15/2008.......................  AAA             1,642
    370     Minneapolis (City of), MN,
              6.00%, Health Care Fac Rev Bond Shelter Care
              Foundation Ser A
              04/01/2010......................................  NR                360
  1,000     Minnesota Agriculture and Economic Development
              Board,
              5.25%, Healthcare Fac Rev Benedictine Health Ser
              A MBIA Insured 02/15/2014.......................  AAA             1,077
    250     Rochester (City of), MN,
              5.80%, Health Care Fac Rev Mayo Foundation/Mayo
              Medical Center Ser I 11/15/2007.................  AA                281
    500     Rochester (City of), MN,
              5.90%, Health Care Fac Rev Mayo Foundation/Mayo
              Medical Center Ser I 11/15/2010.................  AA                573

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            HEALTH CARE/SERVICES -- (CONTINUED)
 $1,000     Waconia (City of), MN,
              6.10%, Health Care Fac Rev Ridgeview Med Ctr Ser
              A Asset Guaranty Insured 01/01/2019.............  AA            $ 1,107
                                                                              -------
                                                                                5,040
                                                                              -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 8.3%
  1,000     Minnesota State Higher Education Fac Auth,
              5.375%, Rev for University of St. Thomas Ser 4-P
              04/01/2018......................................  A2*             1,044
  1,000     Minnesota State Higher Education Fac Auth,
              5.40%, Rev for University of St. Thomas Ser 4-P
              04/01/2023......................................  A2*             1,015
  1,000     University of MN (Regents of),
              5.75%, General Obligation Ser A 07/01/2018......  AA              1,154
                                                                              -------
                                                                                3,213
                                                                              -------
            HOUSING (HFA'S, ETC.) -- 13.7%
  1,500     Brainerd (City of), MN,
              6.65%, Rev Ref Bond Evangelical Lutheran-Good
              Samaritan Proj Ser B FSA Insured 03/01/2017.....  AAA             1,534
    760     Minneapolis (City of), MN,
              7.10%, HRA Mortgage Rev Bond Riverplace Proj Ser
              A LOC Bank of Tokyo 01/01/2020..................  A2*               760
  1,000     Minnesota (State Of), Housing Finance Agency,
              5.00%, Residential Housing Finance Ser E
              01/01/2020......................................  AA+             1,003
    500     Puerto Rico,
              5.00%, Public Buildings Auth Rev Gtd Ref
              Government Fac Ser C 07/01/2007.................  A-                545
    500     St. Paul (City of), MN,
              5.00%, Port Authority Lease Rev Office Bldg,
              12/01/2019......................................  AA+               512

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            HOUSING (HFA'S, ETC.) -- (CONTINUED)
 $1,000     Washington County, MN,
              4.60%, Housing and Redevelopment Auth
              Governmental Rev Ref-Woodland Park Apartments
              Project 04/01/2022..............................  AA            $   947
                                                                              -------
                                                                                5,301
                                                                              -------
            MISCELLANEOUS -- 5.4%
  1,000     Golden Valley (City of), MN,
              5.875%, Rev Bond Breck School Proj 10/01/2019...  A2*             1,073
  1,000     Minneapolis (City of), MN,
              7.375%, CDA Limited Tax Supported Dev Rev Common
              Bond Fund Ser 1995-G3 12/01/2012................  A-              1,023
                                                                              -------
                                                                                2,096
                                                                              -------
            REFUNDED WITH U.S. GOV'T SECURITIES -- 1.4%
    500     Red Wing (City of), MN,
              6.50%, Elderly Housing Fac Rev River Region
              Obligated Group Ser C 09/01/2022 (prerefunded
              09/01/2005 @ 100)...............................  NR                529
            TRANSPORTATION -- 3.0%
  1,000     Puerto Rico,
              5.50%, Commonwealth Highway & Transportation
              Auth Rev Ser W FSA Insured 07/01/2013...........  AAA             1,151
            UTILITIES -- ELECTRIC -- 12.5%
  1,000     Northern MN Municipal Power Agency,
              5.30%, Elec Sys Rev FSA Insured 01/01/2021......  AAA             1,023
  1,295     Northern MN Municipal Power Agency,
              6.94%, Zero Coupon Elec Sys Rev Ref Ser A AMBAC
              Primary Insured 01/01/2011(d)...................  AAA               937
    750     Puerto Rico,
              5.00%, Electric Power Auth Rev Ref Ser JJ MBIA
              Insured 07/01/2009..............................  AAA               825
    960     Rochester (City of), MN,
              4.375%, Electric Utility Rev Ser A 12/01/2016...  Aaa*              964
  1,000     Southern MN,
              5.00%, Municipal Power Agency Power Supply Sys
              Rev Ser A 01/01/2008............................  AAA             1,090
                                                                              -------
                                                                                4,839
                                                                              -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
     =x     UTILITIES -- WATER AND SEWER -- 3.1%
 $1,000     Puerto Rico,
              6.25%, Commonwealth Aqueduct & Sewer Auth Rev
              Ref 07/01/2013..................................  A-            $ 1,196
                                                                              -------
            Total municipal bonds (cost $35,180)..............                $37,262
                                                                              =======
SHORT-TERM INVESTMENTS -- 4.5%
            FINANCE -- 4.5%
     @@     Federated Minnesota Municipal Cash Trust, Current
              rate -- 1.50%...................................                $    @@
  1,752     State Street Bank Tax Free Money Market, Current
              rate -- 1.40%...................................                  1,752
                                                                              -------
            Total short-term investments (cost $1,752)........                $ 1,752
                                                                              =======
            Total investments in securities (cost
              $36,932)(a).....................................                $39,014
                                                                              =======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.........................  $39,014
Receivables:
  Fund shares sold..........................................       83
  Dividends and interest....................................      499
Other assets................................................        3
                                                              -------
Total assets................................................   39,599
                                                              -------
LIABILITIES
Payables:
  Investment securities purchased...........................      757
  Fund shares redeemed......................................       95
  Payable for investment management and advisory fees (Note
    3)......................................................       24
  Payable for distribution fees (Note 3)....................        1
  Accrued Expenses..........................................        6
                                                              -------
Total liabilities...........................................      883
                                                              -------
Net assets..................................................  $38,716
                                                              =======

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value $0.001 per
  share; 100,000 shares authorized; 3,679 shares
  outstanding...............................................  $ 36,406
Accumulated undistributed net investment income.............        34
Accumulated net realized gain on investments................       194
Unrealized appreciation of investments in securities........     2,082
                                                              --------
Net assets..................................................  $ 38,716
                                                              ========

Class A
  Net asset value per share ($2,073 / 198 shares
    outstanding)..................................  $10.46
                                                    ======
  Maximum offering price per share
    ($10.46 / 95.5%)..............................  $10.95
                                                    ======
Class B
  Net asset value per share ($238 / 23 shares
    outstanding)..................................  $10.47
                                                    ======
Class C
  Net asset value per share ($304 / 29 shares
    outstanding)..................................  $10.48
                                                    ======
  Maximum offering price per share
    ($10.48 / 99.0%)..............................  $10.59
                                                    ======
Class E
  Net asset value per share ($31,414 / 2,983
    shares outstanding)...........................  $10.53
                                                    ======
  Maximum offering price per share
    ($10.53 / 95.5%)..............................  $11.03
                                                    ======
Class H
  Net asset value per share ($577 / 55 shares
    outstanding)..................................  $10.52
                                                    ======
Class L
  Net asset value per share ($3,344 / 319 shares
    outstanding)..................................  $10.49
                                                    ======
  Maximum offering price per share
    ($10.49 / 95.5%)..............................  $10.98
                                                    ======
Class M
  Net asset value per share ($562 / 53 shares
    outstanding)..................................  $10.49
                                                    ======
Class N
  Net asset value per share ($203 / 19 shares
    outstanding)..................................  $10.51
                                                    ======
Class Y
  Net asset value per share ($1 / @@ shares
    outstanding)..................................  $10.49
                                                    ======

  (a) At October 31, 2002, the cost of securities for income tax purposes is $36,932 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

       Unrealized appreciation..................................................  $2,160
       Unrealized depreciation..................................................     (78)
                                                                                  ------
       Net unrealized appreciation..............................................  $2,082
                                                                                  ======

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (d) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

    *  Moody's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- 92.3%
            ALABAMA -- 2.7%
 $1,855     Huntsville, AL,
              5.25%, General Obligation Warrants Ser A
              05/01/2022 (General Obligations)................  AA            $ 1,896
                                                                              -------
            ALASKA -- 0.8%
    500     Anchorage (City of), Alaska,
              5.50%, General Obligation Ser A MBIA Insured
              06/01/2019 (General Obligations)................  AAA               538
                                                                              -------
            ARIZONA -- 5.8%
    500     Arizona (State of),
              5.25%, School Facilities Board Rev State School
              Improvement 07/01/2009 (Higher Education (Univ.,
              Dorms, etc.))...................................  AAA               561
  1,800     Phoenix (City of), AZ,
              6.25%, General Obligation Ser A 07/01/2017
              (General Obligations)...........................  AA+             2,176
  1,225     Tucson (City of), AZ,
              5.50%, Water Rev Ref 07/01/2014 (Utilities --
              Water and Sewer)................................  A+              1,376
                                                                              -------
                                                                                4,113
                                                                              -------
            CALIFORNIA -- 5.9%
     80     California (State of),
              5.50%, Dept Water Res Rev Ser W 12/01/2010
              (Escrowed to Maturity) (Utilities -- Water and
              Sewer)..........................................  AA                 92
    420     California (State of),
              5.50%, Dept Water Res Rev Ser W 12/01/2010
              (Unrefunded) (Utilities -- Water and Sewer).....  AA                478
    500     California (State of),
              6.75%, General Obligation 08/01/2011 (General
              Obligations)....................................  A+                600
    500     Moreno Valley (City of), CA Unity School District,
              6.00%, Community Facs Dist Spec Tax No. 2002-1
              09/01/2022 (Public Facilities)..................  NR                500

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            CALIFORNIA -- (CONTINUED)
 $4,000     Southern California Public Power Auth,
              6.36%, Zero Coupon Transmission Proj Rev
              07/01/2013 (Utilities -- Electric)(d)...........  A+            $ 2,484
                                                                              -------
                                                                                4,154
                                                                              -------
            COLORADO -- 0.8%
    500     Platte River Power Auth, CO,
              5.25%, Power Rev Ser EE 06/01/2010 (Utilities --
              Electric).......................................  AA-               557
                                                                              -------
            FLORIDA -- 5.3%
  1,000     Collier County, FL,
              5.375%, School Board Participation Cert FSA
              Insured 02/15/2020 (Public Facilities)..........  Aaa*            1,060
  1,250     Florida (State of),
              5.375%, Dept of Environmental Protection
              Preservation Rev Ser A MBIA Insured 07/01/2015
              (Pollution Control).............................  AAA             1,387
    500     Hillsborough County, FL,
              5.50%, Industrial Dev Auth Pollution Control Rev
              Tampa Elec Co Proj 10/01/2023 (Pollution
              Control)........................................  BBB               497
    750     Miami (City of), FL,
              5.50%, General Obligation MBIA Insured
              01/01/2020 (General Obligations)................  AAA               802
                                                                              -------
                                                                                3,746
                                                                              -------
            GEORGIA -- 7.7%
  1,105     Fulton County, GA,
              5.375%, School District General Obligation
              01/01/2018 (General Obligations)................  AA              1,230
  1,765     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC Insured
              01/01/2014 (Escrowed to Maturity) (Utilities --
              Water and Sewer)................................  AAA             2,131
     35     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC Insured
              01/01/2014 (Unrefunded) (Utilities -- Water and
              Sewer)..........................................  AAA                42

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $  750     Georgia (State of),
              5.25%, Road and Tollway Auth Rev Governor's
              Transportation Choices 03/01/2009
              (Transportation)................................  AAA           $   837
     40     Georgia Municipal Electric,
              6.50%, Auth Power Rev Ser Y 01/01/2017 (Escrowed
              to Maturity) (Utilities -- Electric)............  A                  49
    960     Georgia Municipal Electric,
              6.50%, Auth Power Rev Ser Y 01/01/2017
              (Unrefunded) (Utilities -- Electric)............  A               1,173
                                                                              -------
                                                                                5,462
                                                                              -------
            HAWAII -- 2.7%
  1,000     Hawaii (State of),
              5.25%, General Obligation Ref Ser CY 02/01/2008
              (General Obligations)...........................  AAA             1,106
    500     Hawaii (State of),
              5.50%, General Obligation Ref Ser CY 02/01/2011
              (General Obligations)...........................  AAA               566
    250     Honolulu (City of), HI,
              5.00%, City and County Board Water Supply Sys
              Rev FSA Insured 07/01/2009 (Utilities -- Water
              and Sewer)......................................  AAA               276
                                                                              -------
                                                                                1,948
                                                                              -------
            ILLINOIS -- 3.0%
    960     Chicago (City of), IL,
              5.25%, Board of Education General Obligation Ser
              A MBIA Insured 12/01/2019 (General
              Obligations)....................................  AAA             1,011
  1,000     Illinois (State of),
              5.25%, General Obligation First Series
              02/01/2011 (General Obligations)................  AAA             1,109
                                                                              -------
                                                                                2,120
                                                                              -------
            KANSAS -- 1.5%
  1,000     Johnson County, KS,
              5.25%, School District #229 General Obligation
              Ser A 10/01/2012 (General Obligations)..........  AA              1,098
                                                                              -------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            KENTUCKY -- 4.5%
 $1,000     Carroll County, KY,
              7.45%, Collateralized Pollution Control Rev KY
              Utilities Project Ser A 09/15/2016 (Pollution
              Control)........................................  A             $ 1,020
  1,000     Christian County, KY,
              6.00%, Hospital Rev Ref Jennie Stuart Medical
              Center Ser A 07/01/2013 (Health
              Care/Services)..................................  A-              1,048
  1,000     Louisville & Jefferson County, KY,
              6.75%, Metro Sewer Dist Sewer and Drain Sys Ser
              A AMBAC Insured 05/15/2019 (Prerefunded
              11/15/2004 @ 102) (Refunded with U.S. Gov't
              Securities).....................................  AAA             1,119
                                                                              -------
                                                                                3,187
                                                                              -------
            LOUISIANA -- 0.7%
    500     Louisiana (State of),
              5.50%, Public Fac Auth Rev Ochsner Clinic
              Foundation PJ Ser B 05/15/2027 (General
              Obligations)....................................  A3*               484
                                                                              -------
            MARYLAND -- 1.6%
  1,000     Prince Georges County, MD,
              6.25%, General Obligation FSA Insured 05/15/2008
              (General Obligations)...........................  AAA             1,111
                                                                              -------
            MASSACHUSETTS -- 3.0%
  1,000     Massachusetts (State of), 5.25%, General
              Obligation Consolidated Loan Ser B FSA Insured
              03/01/2021 (General Obligations)................  AAA             1,035
  1,000     Massachusetts (State of),
              5.25%, General Obligation Consolidated Loan Ser
              C 12/01/2007 (General Obligations)..............  AA-             1,119
                                                                              -------
                                                                                2,154
                                                                              -------
            MICHIGAN -- 4.3%
    300     Detroit (City of), MI,
              5.375%, General Obligation Ser B MBIA Insured
              04/01/2014 (General Obligations)................  AAA               330
    500     Detroit (City of), MI,
              5.50%, General Obligation 04/01/2020 (Public
              Facilities).....................................  AAA               535

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            MICHIGAN -- (CONTINUED)
 $1,750     Detroit (City of), MI,
              6.50%, Water Supply Sys Ref Rev FGIC Insured
              07/01/2015 (Utilities -- Water and Sewer).......  AAA           $ 2,159
                                                                              -------
                                                                                3,024
                                                                              -------
            MINNESOTA -- 5.4%
  1,140     Fergus Falls (City of), MN,
              6.50%, Health Care Fac Rev Lake Region Hospital
              Corp Proj A 09/01/2018 (Health Care/Services)...  BBB+            1,164
  1,000     Hopkins, (City of), MN,
              4.00%, Independent School District #270 Ref Ser
              B 02/01/2007 (General Obligations)..............  Aa1*            1,050
    670     Minneapolis (City of), MN,
              7.00%, Health Care Fac Rev St. Olaf Residence
              Inc Proj Ser 1993 10/01/2012 (Health
              Care/Services)..................................  NR                658
  1,000     Minnesota (State Of), Housing Finance Agency,
              5.00%, Residential Housing Finance Ser E
              01/01/2020 (Housing (HFA's, etc.))..............  AA+             1,003
                                                                              -------
                                                                                3,875
                                                                              -------
            NEVADA -- 0.4%
    250     Nevada (State of),
              5.50%, Pollution Control General Obligation Ser
              A 08/01/2009 (Pollution Control)................  AA                275
                                                                              -------
            NEW JERSEY -- 1.6%
  1,000     New Jersey (State of), Transportation Fund,
              5.25%, Ser C 12/15/2009 (Transportation)........  AAA             1,125
                                                                              -------
            NEW YORK -- 2.4%
    500     New York (City of), NY,
              6.00%, General Obligation Ser A 08/01/2012
              (General Obligations)...........................  A                 561
1,000..     New York (City of), NY,
              8.25%, General Obligation Ser B 06/01/2005
              (General Obligations)...........................  A               1,133
                                                                              -------
                                                                                1,694
                                                                              -------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            NORTH CAROLINA -- 0.4%
 $  250     North Carolina Eastern Municipal Power Agency,
              5.875%, Power Sys Rev Ser D 01/01/2014
              (Utilities -- Electric).........................  BBB           $   255
                                                                              -------
            OHIO -- 3.8%
  1,045     Cincinnati (City of), OH,
              5.50%, Water Sys Rev 12/01/2011 (Utilities --
              Water and Sewer)................................  AA+             1,194
  1,270     Hamilton (City of), OH,
              6.15%, School District Improvement Ser A
              12/01/2016 (General Obligations)................  AA-             1,532
                                                                              -------
                                                                                2,726
                                                                              -------
            OREGON -- 3.2%
    500     Oregon (State of),
              5.00%, Dept Admin Services Certificate
              Participation Ser B 05/01/2008 (Public
              Facilities).....................................  AAA               549
    500     Oregon (State of),
              5.25%, Dept Admin Services Certificate
              Participation Ser B MBIA Insured 05/01/2013
              (Public Facilities).............................  AAA               555
  1,000     Oregon (State of),
              6.25%, Dept Admin Services Certificate
              Participation Ser A AMBAC Insured 05/01/2018
              (Public Facilities).............................  AAA             1,191
                                                                              -------
                                                                                2,295
                                                                              -------
            PENNSYLVANIA -- 1.7%
    250     Pennsylvania (State of),
              5.50%, Turnpike Highway Rev Ref Ser C FGIC
              Insured 06/01/2008 (General Obligations)........  AAA               280
    855     Philadelphia (City of), PA,
              5.00%, School District General Obligation Ser A
              02/01/2010 (General Obligations)................  AAA               936
                                                                              -------
                                                                                1,216
                                                                              -------
            PUERTO RICO -- 1.2%
    750     Puerto Rico,
              5.00%, Electric Power Auth Rev Ref Ser JJ MBIA
              Insured 07/01/2009 (Utilities -- Electric)......  AAA               825
                                                                              -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            RHODE ISLAND -- 1.4%
 $1,000     Rhode Island (State of), Clean Water Finance
              Agency,
              5.00%, Water Pollution Control Rev 10/01/2022
              (Utilities -- Water and Sewer)..................  AAA           $ 1,018
                                                                              -------
            SOUTH CAROLINA -- 3.2%
  1,000     Piedmont (City of), SC, Muni Power Agency,
              6.25%, Elec Rev Ref FGIC Insured 01/01/2021
              (Utilities -- Electric).........................  AAA             1,194
1,000..     South Carolina (State of),
              5.00%, Public Service Auth Rev Ser B FSA Insured
              01/01/2010 (Housing (HFA's, etc.))..............  AAA             1,096
                                                                              -------
                                                                                2,290
                                                                              -------
            TENNESSEE -- 1.6%
  1,000     Tennessee (State of),
              5.25%, General Obligation Ser A FGIC Insured
              02/01/2008 (General Obligations)................  AAA             1,103
                                                                              -------
            TEXAS -- 7.3%
    750     Austin (City of), TX,
              5.50%, Water & Waste-Water Sys Rev Ser A AMBAC
              Insured 11/15/2012 (Utilities -- Water and
              Sewer)..........................................  AAA               858
  1,000     Clear Creek (City of), TX,
              5.00%, Independent School District Ref General
              Obligation 02/15/2018 (General Obligations).....  AAA             1,036
    750     Houston (City of), TX,
              5.50%, Water & Sewer Rev Ref Ser A 12/01/2013
              (Utilities -- Water and Sewer)..................  AAA               838
    500     Sam Rayburn (City of), TX, Municipal Power Agency,
              5.50%, Ref Rev 10/01/2010
              (Utilities -- Electric).........................  BBB-              529
    350     San Antonio (City of), TX,
              5.25%, Electric & Gas Rev Ref Ser A 02/01/2014
              (Prerefunded 02/01/2009 @ 101) (Refunded with
              U.S. Gov't Securities)..........................  AA+....           391

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
            TEXAS -- (CONTINUED)
 $  650     San Antonio (City of), TX, 5.25%, Electric & Gas
              Rev Ser A 02/01/2014 (Unrefunded) (Utilities --
              Electric).......................................  AA+....       $   697
    750     Texas (State of)
              Turnpike Auth,
              5.00%, Central Texas Turnpike System Rev Bond
              Antic Notes -- Second Tier 06/01/2007
              (Transportation)................................  AA                821
                                                                              -------
                                                                                5,170
                                                                              -------
            UTAH -- 2.2%
  1,000     Utah (State of),
              5.00%, Transportation Authority Sales Tax Rev
              Ser A 06/15/2025 (Transportation)...............  AAA               999
500....     Utah (State of),
              5.375%, General Obligation Ref Ser B 07/01/2011
              (General Obligations)...........................  AAA               565
                                                                              -------
                                                                                1,564
                                                                              -------
            VIRGINIA -- 1.5%
  1,000     Peninsula Ports Authority
              of VA,
              6.00%, Port Facility CSX Transportation Project
              Rev 12/15/2012 (Transportation).................  Baa2*           1,095
                                                                              -------
            WASHINGTON -- 1.9%
    670     King County, WA, School District #210,
              5.00%, General Obligation 06/01/2019 (General
              Obligations)....................................  AA+               683
                                                                              -------
    600     Washington (State of), Public Power Supply,
              5.00%, Nuclear Proj No. 2 Rev Ser A FSA Insured
              07/01/2010 (Utilities -- Electric)..............  AAA               652
                                                                              -------
                                                                                1,335
                                                                              -------
            WISCONSIN -- 2.8%
  1,305     Sparta (City of), WI,
              5.90%, School District Ref General Obligation
              FGIC Insured 03/01/2016 (General Obligations)...  Aaa*            1,510

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
                                                                AND POOR'S
PRINCIPAL                                                         RATING       MARKET
 AMOUNT                                                         (UNAUDITED)   VALUE(B)
---------                                                       -----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            WISCONSIN -- (CONTINUED)
 $  500     Wisconsin Housing & Economic Dev Auth,
              4.85%, Home Ownership Rev Ser G 09/01/2017
              (Housing (HFA's, etc.)).........................  AA            $   505
                                                                              -------
                                                                                2,015
                                                                              -------
            Total municipal bonds (cost $61,422)...........................   $65,468
                                                                              -------
SHORT-TERM INVESTMENTS -- 4.8%
            MINNESOTA -- 4.8%
      1     First American Tax-Free Obligations Fund, Current
              rate -- 1.36% (Finance).........................                $     1
  3,437     State Street Bank Tax Free Money Market, Current
              rate -- 1.40% (Finance).........................                  3,437
                                                                              -------
            Total short-term investments (cost $3,438)........                $ 3,438
                                                                              =======
            Total investments in securities (cost
              $64,860)(a).....................................                $68,906
                                                                              =======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $68,906
Cash............................................    1,882
Receivables:
  Fund shares sold..............................      430
  Dividends and interest........................      945
Other assets....................................       44
                                                  -------
Total assets....................................   72,207
                                                  -------
LIABILITIES
Payables:
  Investment securities purchased...............    1,063
  Fund shares redeemed..........................      176
  Payable for investment management and advisory
    fees (Note 3)...............................       45
  Payable for distribution fees (Note 3)........        4
  Accrued Expenses..............................       11
                                                  -------
Total liabilities...............................    1,299
                                                  -------
Net assets......................................  $70,908
                                                  =======
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 100,000 shares authorized;
  6,296 shares outstanding......................  $65,222
Accumulated undistributed net investment
  income........................................       37
Accumulated net realized gain on investments....    1,603
Unrealized appreciation of investments in
  securities....................................    4,046
                                                  -------
Net assets......................................  $70,908
                                                  =======

Class A
  Net asset value per share ($12,192 / 1,081 shares
    outstanding)...................................  $11.28
                                                     ======
  Maximum offering price per share
    ($11.28 / 95.5%)...............................  $11.81
                                                     ======
Class B
  Net asset value per share ($3,764 / 336 shares
    outstanding)...................................  $11.21
                                                     ======
Class C
  Net asset value per share ($3,121 / 278 shares
    outstanding)...................................  $11.23
                                                     ======
  Maximum offering price per share
    ($11.23 / 99.0%)...............................  $11.34
                                                     ======
Class E
  Net asset value per share ($39,423 / 3,497 shares
    outstanding)...................................  $11.27
                                                     ======
  Maximum offering price per share
    ($11.27 / 95.5%)...............................  $11.80
                                                     ======
Class H
  Net asset value per share ($2,895 / 258 shares
    outstanding)...................................  $11.24
                                                     ======
Class L
  Net asset value per share ($7,360 / 654 shares
    outstanding)...................................  $11.25
                                                     ------
  Maximum offering price per share
    ($11.25 / 95.5%)...............................  $11.78
                                                     ======
Class M
  Net asset value per share ($1,552 / 138 shares
    outstanding)...................................  $11.24
                                                     ======
Class N
  Net asset value per share ($600 / 54 shares
    outstanding)...................................  $11.22
                                                     ======
Class Y
  Net asset value per share ($1 / @@ shares
    outstanding)...................................  $11.28
                                                     ======

  (a) At October 31, 2002, the cost of securities for income tax purposes is $64,860 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.......................  $4,108
   Unrealized depreciation.......................    (62)
                                                   ------
   Net unrealized appreciation...................  $4,046
                                                   ------

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (d) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

    *  Moody's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------
U.S. GOVERNMENT SECURITIES -- 96.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.3%
            MORTGAGE BACKED SECURITIES:
 $10,000    5.50% 2032........................................  $ 10,132
   7,984    6.00% 2032........................................     8,226
  17,648    6.50% 2028-2032...................................    18,318
   1,037    7.00% 2029-2031...................................     1,083
     412    9.00% 2022........................................       456
      13    10.50% 2015.......................................        13
      62    11.25% 2013.......................................        70
     197    11.50% 2015-2019..................................       225
     196    11.75% 2010-2011..................................       225
      56    12.50% 2019.......................................        65
                                                                --------
                                                                  38,813
                                                                --------
            NOTE:
  14,200    6.25% 2032........................................    15,376
                                                                --------
                                                                  54,189
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 33.5%
            MORTGAGE BACKED SECURITIES:
  27,593    5.50% 2015-2032...................................    27,991
   2,310    5.85% 2009........................................     2,522
   2,870    5.89% 2008........................................     3,141
  38,004    6.00% 2016-2032...................................    39,217
   1,388    6.01% 2009........................................     1,527
   2,774    6.36% 2008........................................     3,081
   5,780    6.50% 2013-2015...................................     6,083
   5,781    6.52% 2008........................................     6,458
   1,842    6.63% 2005........................................     2,001
   6,242    7.18% 2006........................................     7,001
     945    7.50% 2030........................................       999
     145    8.00% 2025........................................       157
     155    8.50% 2022........................................       168
      46    9.00% 2020........................................        50
     257    9.75% 2020........................................       288
     290    10.00% 2020.......................................       331
     152    10.50% 2012-2018..................................       175
      40    10.75% 2013.......................................        45
     764    11.00% 2015-2020..................................       880
      98    11.25% 2013.......................................       110
      37    11.50% 2015.......................................        43
      84    12.00% 2011-2016..................................        97
     166    12.50% 2015.......................................       195
                                                                --------
                                                                 102,560
                                                                --------
            NOTES:
   7,300    4.375% 2012.......................................     7,186
  @5,400    5.00% 2007........................................     5,613
  10,000    6.125% 2012.......................................    11,221
                                                                --------
                                                                  24,020
                                                                --------
                                                                 126,580
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE -- 9.0%
            MORTGAGE BACKED SECURITIES:
  29,734    6.50% 2031-2032...................................    30,992
     651    7.00% 2030........................................       681
     689    8.00% 2017-2022...................................       746
   1,254    9.50% 2016-2019...................................     1,412
     131    11.00% 2015-2018..................................       153
                                                                --------
                                                                  33,984
                                                                --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 7.3%
            FEDERAL HOME LOAN BANK:
  22,400    5.75% 2012........................................    24,563

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------
            TENNESSEE VALLEY AUTHORITY:
 $ 2,800    5.375% 2008.......................................  $  3,063
                                                                --------
                                                                  27,626
                                                                --------
            U.S. TREASURY SECURITIES -- 32.0%
            U.S. TREASURY BONDS:
  42,000    7.25% 2016........................................    53,025
   8,400    7.50% 2016........................................    10,829
   1,500    10.38% 2012.......................................     2,010
                                                                --------
                                                                  65,864
                                                                --------
            U.S. TREASURY NOTES:
  14,571    3.00% 2012(d).....................................    15,320
   9,128    4.25% 2010(d).....................................    10,305
   9,200    6.00% 2009........................................    10,634
  15,850    6.50% 2010........................................    18,838
                                                                --------
                                                                  55,097
                                                                --------
                                                                 120,961
                                                                --------
            Total U.S. government securities (cost
              $354,520).......................................  $363,340
                                                                ========
SHORT-TERM INVESTMENTS -- 2.5%
            FINANCE -- 2.5%
 $ 9,326    Joint Repurchase Agreement, 1.86%, 11/01/2002
              (Note 2f).......................................  $  9,326
       3    First American Treasury Obligations Fund, Current
              rate -- 1.44%...................................         3
      @@    U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 1.61%..................        @@
                                                                --------
            Total short-term investments (cost $9,329)........  $  9,329
                                                                ========
            Total investments in securities (cost
              $363,849)(a)....................................  $372,669
                                                                ========

                                                   MARKET
                                                  VALUE(B)
                                                  --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............  $372,669
Cash............................................         1
Collateral for securities lending transactions
  (Note 2d).....................................    57,439
Receivables:
  Investment securities sold....................   100,128
  Fund shares sold..............................     2,660
  Dividends and interest........................     3,519
Other assets....................................        82
                                                  --------
Total assets....................................   536,498
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned (Note
    2d).........................................    57,439
  Investment securities purchased...............   100,277
  Fund shares redeemed..........................       406
  Payable for investment management and advisory
    fees (Note 3)...............................       222
  Payable for distribution fees (Note 3)........        26
  Accrued Expenses..............................        69
                                                  --------
Total liabilities...............................   158,439
                                                  --------
Net assets......................................  $378,059
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 100,000 shares authorized;
  38,334 shares outstanding.....................  $397,894
Accumulated undistributed net investment loss...        42
Accumulated net realized gain on investments....   (28,697)
Unrealized appreciation of investments in
  securities....................................     8,820
                                                  --------
Net assets......................................  $378,059
                                                  ========

Class A
  Net asset value per share ($75,245 / 7,617
    shares outstanding)...........................  $ 9.88
                                                    ======
  Maximum offering price per share
    ($9.88 / 95.5%)...............................  $10.35
                                                    ======
Class B
  Net asset value per share ($39,276 / 3,992
    shares outstanding)...........................  $ 9.84
                                                    ======
Class C
  Net asset value per share ($40,708 / 4,138
    shares outstanding)...........................  $ 9.84
                                                    ======
  Maximum offering price per share
    ($9.84 / 99.0%)...............................  $ 9.94
                                                    ======
Class E
  Net asset value per share ($156,085 / 15,820
    shares outstanding)...........................  $ 9.87
                                                    ======
  Maximum offering price per share
    ($9.87 / 95.5%)...............................  $10.34
                                                    ======
Class H
  Net asset value per share ($9,319 / 948 shares
    outstanding)..................................  $ 9.83
                                                    ======
Class L
  Net asset value per share ($49,048 / 4,968
    shares outstanding)...........................  $ 9.87
                                                    ======
  Maximum offering price per share
    ($9.87 / 95.5%)...............................  $10.34
                                                    ======
Class M
  Net asset value per share ($6,660 / 677 shares
    outstanding)..................................  $ 9.84
                                                    ======
Class N
  Net asset value per share ($1,717 / 174 shares
    outstanding)..................................  $ 9.84
                                                    ======
Class Y
  Net asset value per share ( $1 / @@ shares
    outstanding)..................................  $ 9.89
                                                    ======

  (a) At October 31, 2002, the cost of securities for income tax purposes is $364,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.......................  $9,260



   Unrealized depreciation.......................    (716)
                                                   ------



   Net unrealized appreciation...................  $8,544
                                                   ======

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (d) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 @     Security is fully or partially on loan as of October 31, 2002. See Note
       2d of accompanying Notes to Financial Statements.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MONEY MARKET FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                       STANDARD
                                                      AND POOR'S
PRINCIPAL                                 MATURITY      RATING       MARKET
 AMOUNT                          YIELD      DATE      (UNAUDITED)   VALUE(A)
---------                        -----   ----------   -----------   --------
SHORT-TERM INVESTMENTS -- 101.9%
            BASIC MATERIALS -- 2.5%
$   2,000   Dupont (EI) De
              Nemours.........   1.73    12/04/2002   A1+           $  1,997
   10,000   Dupont (EI) De
              Nemours.........   1.75    11/13/2002   A1+              9,994
                                                                    --------
                                                                      11,991
                                                                    --------
            CONSUMER CYCLICAL -- 1.5%
    3,000   7-Eleven, Inc.....   1.77    11/18/2002   A1+              2,998
    4,000   7-Eleven, Inc.....   1.77    11/01/2002   A1+              4,000
                                                                    --------
                                                                       6,998
                                                                    --------
            CONSUMER STAPLES -- 6.8%
    5,000   Cargill,
              Inc.(e).........   1.72    01/10/2003   A1               4,984
    5,000   Cargill,
              Inc.(e).........   1.78    01/24/2003   A1               4,979
   10,000   Coca-Cola Co......   1.70    01/28/2003   A1               9,959
    5,000   Procter & Gamble
              Co.(e)..........   1.71    05/05/2003   A1               4,957
    7,000   Procter & Gamble
              Co.(e)..........   1.74    11/26/2002   A1+              6,992
                                                                    --------
                                                                      31,871
                                                                    --------
            FINANCE AND INSURANCE -- 78.6%
    3,000   Abbey National
              North America...   2.15    11/04/2002   A1               2,999
   10,000   American Express
              Credit Corp.....   1.77    12/02/2002   A1               9,985
    3,000   American Honda
              Finance
              Corp.(d)(f).....   1.81    01/13/2003   A1               3,000
    7,000   American Honda
              Finance
              Corp.,(d)(f)....   1.81    10/21/2003   A1               6,998
    8,000   Bank of New York
              Co., Inc.(d)....   1.85    10/30/2003   A1               8,008
   10,000   Bank One
              Corp.(d)........   1.98    02/18/2003   A1              10,008
    7,000   Bradford & Bingley
              plc.(e).........   1.77    03/24/2003   A1               6,952
    3,000   Caterpillar
              Financial
              Services........   1.74    12/09/2002   A1               2,995
    5,000   Caterpillar
              Financial
              Services........   1.75    11/18/2002   A1               4,996
    1,000   Caterpillar
              Financial
              Services........   1.79    11/05/2002   A1               1,000
    2,000   Corporate Asset
              Funding Co.,
              Inc.(e).........   1.72    12/17/2002   A1               1,995
    8,000   Corporate Asset
              Funding Co.,
              Inc.(e).........   1.72    11/07/2002   A1+              7,998
    4,000   Diageo Capital
              plc(e)..........   2.98    03/18/2003   A1               3,956
    6,000   Diageo Capital
              plc(e)..........   1.78    11/08/2002   A1               5,998
    5,000   FHLB..............   1.76    12/26/2002   A1+              4,987
   11,000   FHLMC.............   1.64    11/14/2002   A1+             10,994
    3,000   FHLMC.............   1.75    12/05/2002   A1+              2,995
   12,500   FNMA..............   1.73    01/08/2003   A1+             12,460

                                                       STANDARD
                                                      AND POOR'S
PRINCIPAL                                 MATURITY      RATING       MARKET
 AMOUNT                          YIELD      DATE      (UNAUDITED)   VALUE(A)
---------                        -----   ----------   -----------   --------
            FINANCE AND INSURANCE -- (CONTINUED)
$   2,000   General Electric
              Capital Corp....   1.75    12/03/2002   A1+           $  1,996
    6,000   General Electric
              Capital Corp....   2.81    02/03/2003   A1+              6,064
    4,000   General Electric
              Capital Corp....   2.42    01/15/2003   A1+              4,024
    6,000   Goldman Sachs
              Group, Inc......   1.75    11/20/2002   A1+              5,994
    1,000   Goldman Sachs
              Group,
              Inc.(d).........   1.92    11/21/2002   A1               1,000
    5,000   Goldman Sachs
              Group,
              Inc.(d).........   1.74    02/03/2003   A1               5,000
    4,000   International
              Lease Finance
              Corp............   1.78    11/26/2002   A1+              3,995
    3,000   J.P. Morgan Chase
              & Co.(d)........   1.89    03/06/2003   A1               3,002
    1,000   J.P. Morgan Chase
              & Co.(d)........   1.90    01/30/2003   A1               1,000
    6,000   J.P. Morgan Chase
              & Co.(d)........   1.87    02/20/2003   A1               6,003
   26,941   Joint Repurchase
              Agreement(d)
              (Note 2f).......   1.88    11/01/2002   A1              26,942
    7,500   Key Bank(d).......   1.85    02/07/2003   A1               7,503
    1,000   KFW International
              Finance, Inc....   1.82    11/07/2002   A1+              1,000
    4,000   KFW International
              Finance, Inc....   1.82    11/12/2002   A1+              3,998
    5,000   KFW International
              Finance, Inc....   1.76    12/27/2002   A1               4,987
      510   Lehman Brothers
              Holdings,
              Inc.............   1.79    04/01/2003   A1                 519
    1,000   Lehman Brothers
              Holdings,
              Inc.............   1.79    05/15/2003   A1               1,028
    4,000   Lehman Brothers
              Holdings,
              Inc.(d).........   1.73    03/28/2003   A1               4,000
    2,500   Lehman Brothers
              Holdings,
              Inc.(d).........   2.17    04/04/2003   A1               2,504
    9,500   Merrill Lynch &
              Co., Inc.(d)....   1.95    06/24/2003   A1               9,506
    2,000   Morgan Stanley
              Dean Witter &
              Co..............   1.77    01/15/2003   A1               2,022
    2,000   Morgan Stanley
              Dean Witter &
              Co..............   1.76    12/20/2002   A1               1,995
    8,000   Morgan Stanley
              Dean Witter &
              Co.(d)..........   1.97    02/21/2003   A1               8,007
    8,000   Nationwide
              Building
              Society.........   1.69    02/04/2003   A1               7,965
    2,000   Nationwide
              Building
              Society(d)(f)...   1.80    02/14/2003   A1               2,000
    8,000   Nestle Capital
              Corp.(e)........   1.75    12/17/2002   A1               7,982
    8,000   Nordea North
              America, Inc....   1.76    02/25/2003   A1               7,955
    4,000   Nordea North
              America, Inc....   2.60    12/11/2002   A1               3,989
    1,500   Northern Rock
              plc.............   1.73    01/28/2003   A1               1,494

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                       STANDARD
                                                      AND POOR'S
PRINCIPAL                                 MATURITY      RATING       MARKET
 AMOUNT                          YIELD      DATE      (UNAUDITED)   VALUE(A)
---------                        -----   ----------   -----------   --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE AND INSURANCE -- (CONTINUED)
$   7,500   Northern Rock
              plc.............   1.73    02/11/2003   A1            $  7,464
    1,000   Old Line Funding
              Corp.(e)........   1.82    11/06/2002   A1               1,000
    1,000   Old Line Funding
              Corp.(e)........   1.82    11/14/2002   A1                 999
    1,000   Old Line Funding
              Corp.(e)........   1.81    12/06/2002   A1                 998
    6,857   Old Line Funding
              Corp.(e)........   1.80    12/13/2002   A1+              6,843
    8,000   Quebec (Province
              of).............   1.96    11/01/2002   A1               8,000
   10,000   Salomon Smith
              Barney Holdings,
              Inc.,(d)........   1.71    05/09/2003   A1+             10,000
    4,000   Spintab, Inc......   1.69    02/03/2003   A1               3,983
   10,000   State Street
              Corp............   1.76    11/25/2002   A1+              9,988
    7,000   Svenska
              Handelsbanken,
              Inc.............   1.69    03/31/2003   A1               6,952
    3,000   Svenska
              Handelsbanken,
              Inc.............   1.66    03/12/2003   A1               2,982
    8,000   Swedbank, Inc.....   2.61    12/13/2002   A1               7,976
    7,000   Toronto-Dominion
              Holdings (USA),
              Inc.............   1.75    12/16/2002   A1               6,985
    3,000   Toyota Motor
              Credit
              Corp.(e)........   1.75    12/04/2002   A1+              2,995
    9,000   Toyota Motor
              Credit
              Corp.(e)........   1.76    12/13/2002   A1               8,982
        2   U.S. Bank N.A.
              Money Market
              Variable Rate
              Time
              Deposit(d)......   1.61    11/01/2002   A1+                  2
    4,000   US Bancorp(d).....   2.02    11/01/2002   A1               4,000
    6,000   US Bancorp(d).....   2.05    02/03/2002   A1               6,004
   10,000   Wachovia Bank,
              Inc. Ser
              CD3(d)..........   1.77    10/20/2003   A1              10,000
    8,000   Wells Fargo &
              Co..............   1.76    11/19/2002   A1               7,993
    4,000   Wells Fargo &
              Co..............   1.77    12/23/2002   A1               3,990
                                                                    --------
                                                                     369,934
                                                                    --------
            HEALTH CARE -- 8.5%
    7,000   Abbott
             Laboratories(e)..   1.76    11/12/2002   A1               6,996
    3,000   Abbott
             Laboratories(e)..   1.75    12/03/2002   A1               2,995
    6,500   Johnson &
              Johnson(e)......   1.76    01/23/2003   A1               6,474
    1,000   Johnson &
              Johnson(e)......   1.73    11/25/2002   A1                 999

                                                       STANDARD
                                                      AND POOR'S
PRINCIPAL                                 MATURITY      RATING       MARKET
 AMOUNT                          YIELD      DATE      (UNAUDITED)   VALUE(A)
---------                        -----   ----------   -----------   --------
            HEALTH CARE -- (CONTINUED)
$   4,500   Johnson &
              Johnson(e)......   1.77    11/12/2002   A1            $  4,498
    1,500   Pfizer, Inc.(e)...   1.73    12/18/2002   A1+              1,497
    5,000   Pfizer, Inc.(e)...   1.76    01/21/2003   A1+              4,980
    5,500   Pfizer, Inc.(e)...   1.73    01/24/2003   A1+              5,478
    6,000   Wyeth(e)..........   1.97    11/19/2002   A                5,994
                                                                    --------
                                                                      39,911
                                                                    --------
            SERVICES -- 2.5%
    3,000   Washington Post
              Co.(e)..........   1.77    12/04/2002   A1               2,995
    6,000   Washington Post
              Co.(e)..........   1.73    11/04/2002   A1               5,999
    3,000   Washington Post
              Co.(e)..........   1.76    12/03/2002   A1               2,995
                                                                    --------
                                                                      11,989
                                                                    --------
            TECHNOLOGY -- 1.5%
    1,000   Emerson Electric
              Co.(e)..........   1.76    12/23/2002   A1                 998
    6,000   SBC
              Communications,
              Inc.(d)(f)......   1.80    03/14/2003   A1+              6,000
                                                                    --------
                                                                       6,998
                                                                    --------
            Total investments in securities
            (cost $479,692)(b)...................................   $479,692
                                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $479,692
Receivables:
  Fund shares sold.............................      1,683
  Dividends and interest.......................        538
Other assets...................................        161
                                                  --------
Total assets...................................    482,074
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............      7,505
  Fund shares redeemed.........................      3,551
  Dividend Payable.............................          8
  Payable for investment management and
    advisory fees (Note 3).....................        203
  Payable for distribution fees (Note 3).......         54
  Accrued Expenses.............................        134
                                                  --------
Total liabilities..............................     11,455
                                                  --------
Net assets.....................................   $470,619
                                                  ========

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MONEY MARKET FUND

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock and paid-in capital, par value
  $0.001 per share; 2,700,000 shares authorized;
  470,619 shares outstanding....................  $470,619
                                                  --------
Net assets......................................  $470,619
                                                  ========

Class A
  Net asset value per share ($302,862 / 302,862
    shares outstanding)...........................  $1.00
                                                    =====
Class B
  Net asset value per share ($99,048 / 99,048
    shares outstanding)...........................  $1.00
                                                    =====
Class C
  Net asset value per share ($65,894 / 65,894
    shares outstanding)...........................  $1.00
                                                    =====
Class Y
  Net asset value per share ($2,815 / 2,815 shares
    outstanding)..................................  $1.00
                                                    =====

  (a) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (b)  Also represents cost for federal income tax purposes.

  (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (d) Variable Rate Securities; the yield reported is the rate in effect as of October 31, 2002.

  (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registrations under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at October 31, 2002, was $131,508, which represents
       27.94% of total net assets.

  (f) Securities sold within the terms of a private placement memorandum, exempt from registrations under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at October 31, 2002, was $17,998, which represents
       3.82% of total net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD      THE HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                   FUND              FUND
                                                              --------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................     $    84           $   378
  Interest..................................................           5                 7
  Securities lending........................................           4                10
  Less: Foreign tax withheld................................          (4)              (18)
                                                                 -------           -------
    Total investment income (loss), net.....................          89               377
                                                                 -------           -------
EXPENSES:
  Investment management and advisory fees...................          57               175
  Transfer agent fees.......................................          26                70
  Distribution fees
    Class A.................................................          13                38
    Class B.................................................           8                28
    Class C.................................................           8                27
    Class H.................................................          --                --
    Class L.................................................          --                --
    Class M.................................................          --                --
    Class N.................................................          --                --
  Custodian fees............................................           6                20
  Accounting services.......................................           1                 3
  Registration and filing fees..............................           2                 3
  Board of Director's fees..................................          --                --
  Other expenses............................................           2                 7
                                                                 -------           -------
    Total expenses, (before reimbursements and waivers).....         123               371
                                                                 -------           -------
  Expense reimbursements....................................         (17)              (44)
  Class A distribution fees waived..........................          (2)               (5)
                                                                 -------           -------
    Total reimbursements and waivers........................         (19)              (49)
                                                                 -------           -------
    Total expenses, net.....................................         104               322
                                                                 -------           -------
  Net investment income (loss)..............................         (15)               55
                                                                 -------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................      (3,539)           (1,563)
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on redemptions-in-kind...........          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................           3                 6
                                                                 -------           -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................      (3,536)           (1,557)
                                                                 -------           -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       1,451            (1,487)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                --
                                                                 -------           -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................       1,451            (1,487)
                                                                 -------           -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................      (2,085)           (3,044)
                                                                 -------           -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $(2,100)          $(2,989)
                                                                 =======           =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                           THE HARTFORD
                                        THE HARTFORD                                      INTERNATIONAL    THE HARTFORD
    THE HARTFORD      THE HARTFORD      INTERNATIONAL    THE HARTFORD     THE HARTFORD       CAPITAL         CAPITAL
    GLOBAL HEALTH   GLOBAL TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH   SMALL COMPANY    APPRECIATION    APPRECIATION
        FUND              FUND              FUND             FUND             FUND             FUND            FUND
    -------------   -----------------   -------------   ---------------   -------------   --------------   ------------
      $  1,959          $     64            $ 119          $    584         $    826         $   110        $  36,888
           101                26                6                70              262               9            3,226
            90                17                3                 4               81               2              967
           (83)               --              (13)               --              (29)             (9)            (184)
      --------          --------            -----          --------         --------         -------        ---------
         2,067               107              115               658            1,140             112           40,897
      --------          --------            -----          --------         --------         -------        ---------
         2,174               524               55             1,526            2,071              56           24,971
           691               175               40                10              750              22           11,347
           408                88               12                 5              428              14            6,514
           494               109                6                 6              524               7            9,864
           496               147                7                 6              521               6            8,108
            --                --               --               225               --              --               --
            --                --               --               523               --              --               --
            --                --               --               181               --              --               --
            --                --               --                63               --              --               --
            27                 8               43                19               36              60              429
            43                10                1                 1               49               1              738
            56                29                1                86               41               6              714
             2                --               --                10                2              --               32
           105                26                3                95              126               2            1,965
      --------          --------            -----          --------         --------         -------        ---------
         4,496             1,116              168             2,756            4,548             174           64,682
      --------          --------            -----          --------         --------         -------        ---------
          (166)              (66)             (70)              (63)            (309)            (71)            (933)
           (60)              (12)              (2)               (1)             (61)             (2)              --
      --------          --------            -----          --------         --------         -------        ---------
          (226)              (78)             (72)              (64)            (370)            (73)            (933)
      --------          --------            -----          --------         --------         -------        ---------
         4,270             1,038               96             2,692            4,178             101           63,749
      --------          --------            -----          --------         --------         -------        ---------
        (2,203)             (931)              19            (2,034)          (3,038)             11          (22,852)
      --------          --------            -----          --------         --------         -------        ---------
         5,142           (26,339)            (482)           (6,795)         (30,807)         (1,119)        (594,233)
            --                --               --                 8               --              --               --
            --              (925)              --                --            2,151              --               --
            36                --               (1)               --                7              (4)         (16,817)
      --------          --------            -----          --------         --------         -------        ---------
         5,178           (27,264)            (483)           (6,787)         (28,649)         (1,123)        (611,050)
      --------          --------            -----          --------         --------         -------        ---------
       (39,989)           14,476             (323)          (17,373)          (9,098)            334          (62,719)
            --                --               --                --               --              --               --
            --                --               --                --               (1)              1             (858)
      --------          --------            -----          --------         --------         -------        ---------
       (39,989)           14,476             (323)          (17,373)          (9,099)            335          (63,577)
      --------          --------            -----          --------         --------         -------        ---------
       (34,811)          (12,788)            (806)          (24,160)         (37,748)           (788)        (674,627)
      --------          --------            -----          --------         --------         -------        ---------
      $(37,014)         $(13,719)           $(787)         $(26,194)        $(40,786)        $  (777)       $(697,479)
      ========          ========            =====          ========         ========         =======        =========


     THE HARTFORD
        GROWTH
     OPPORTUNITIES
         FUND
     -------------
       $   2,646
             283
              60
             (14)
       ---------
           2,975
       ---------
           5,246
               8
               5
               4
               4
             517
           1,380
             262
              57
              33
              --
             188
              44
             327
       ---------
           8,075
       ---------
              (2)
              (1)
       ---------
              (3)
       ---------
           8,072
       ---------
          (5,097)
       ---------
        (131,326)
              --
              --
              --
       ---------
        (131,326)
       ---------
          17,612
              --
              --
       ---------
          17,612
       ---------
        (113,714)
       ---------
       $(118,811)
       =========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             THE HARTFORD
                                                              THE HARTFORD      MIDCAP
                                                                 MIDCAP         VALUE
                                                                  FUND           FUND
                                                              ------------   ------------
INVESTMENT INCOME:
  Dividends.................................................    $  9,199       $  1,415
  Interest..................................................         837             85
  Securities lending........................................         347             17
  Less: Foreign tax withheld................................         (38)           (17)
                                                                --------       --------
    Total investment income (loss), net.....................      10,345          1,500
                                                                --------       --------
EXPENSES:
  Investment management and advisory fees...................      10,054          1,061
  Transfer agent fees.......................................       4,021            416
  Distribution fees
    Class A.................................................       2,383            274
    Class B.................................................       2,850            209
    Class C.................................................       2,989            259
    Class H.................................................          --             --
    Class L.................................................          --             --
    Class M.................................................          --             --
    Class N.................................................          --             --
  Custodian fees............................................          24             70
  Accounting services.......................................         259             25
  Registration and filing fees..............................         261             11
  Board of Director's fees..................................          11              1
  Other expenses............................................         702             72
                                                                --------       --------
    Total expenses, (before reimbursements and waivers).....      23,554          2,398
                                                                --------       --------
  Expense reimbursements....................................        (686)           (39)
  Class A distribution fees waived..........................        (340)          (234)
                                                                --------       --------
    Total reimbursements and waivers........................      (1,026)          (273)
                                                                --------       --------
    Total expenses, net.....................................      22,528          2,125
                                                                --------       --------
  Net investment income (loss)..............................     (12,183)          (625)
                                                                --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     (37,567)        (1,811)
  Net realized gain (loss) on futures contracts.............          --             --
  Net realized gain (loss) on redemptions-in-kind...........       3,125             --
  Net realized gain (loss) on foreign currency
    transactions............................................          --              3
                                                                --------       --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................     (34,442)        (1,808)
                                                                --------       --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (43,737)       (22,577)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --             --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --             --
                                                                --------       --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................     (43,737)       (22,577)
                                                                --------       --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................     (78,179)       (24,385)
                                                                --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(90,362)      $(25,010)
                                                                ========       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     THE HARTFORD    THE HARTFORD                                                                                 THE HARTFORD
        VALUE        INTERNATIONAL    THE HARTFORD    THE HARTFORD   THE HARTFORD   THE HARTFORD   THE HARTFORD    GROWTH AND
    OPPORTUNITIES    OPPORTUNITIES   GLOBAL LEADERS      FOCUS          GROWTH         STOCK          VALUE          INCOME
         FUND            FUND             FUND            FUND           FUND           FUND           FUND           FUND
    --------------   -------------   --------------   ------------   ------------   ------------   ------------   ------------
       $   610         $  2,263         $  8,712        $  1,335       $  3,484      $  26,246       $    890       $  4,930
            14              163              438             152            126          1,087             16            116
             4               67              263              --             20             69             --             15
            (9)            (125)            (258)             --            (18)            --             (1)            --
       -------         --------         --------        --------       --------      ---------       --------       --------
           619            2,368            9,155           1,487          3,612         27,402            905          5,061
       -------         --------         --------        --------       --------      ---------       --------       --------
           466            1,092            4,205           1,324          3,380         13,670            340          2,979
             5              398            1,566             403             11          5,920            147          1,140
             3              285            1,108             278              8          3,694            100            922
             2              216              779             223              5          4,507             48            502
             2              175              980             302              4          4,098             89            580
            74               --               --              --            341             --             --             --
            67               --               --              --            872             --             --             --
            86               --               --              --            266             --             --             --
            24               --               --              --             61             --             --             --
             7              172              135               7             14             27             21             15
            --               26               99              26              1            390              9             75
            47               79              133              32             98            382              1            100
             3                2                7               1             26             16             --              6
            25               84              256              60            204          1,025             22            203
       -------         --------         --------        --------       --------      ---------       --------       --------
           811            2,529            9,268           2,656          5,291         33,729            777          6,522
       -------         --------         --------        --------       --------      ---------       --------       --------
           (11)            (136)              --             (66)            (4)            --            (52)          (262)
            --              (40)            (158)            (40)            (1)          (518)           (14)          (132)
       -------         --------         --------        --------       --------      ---------       --------       --------
           (11)            (176)            (158)           (106)            (5)          (518)           (66)          (394)
       -------         --------         --------        --------       --------      ---------       --------       --------
           800            2,353            9,110           2,550          5,286         33,211            711          6,128
       -------         --------         --------        --------       --------      ---------       --------       --------
          (181)              15               45          (1,063)        (1,674)        (5,809)           194         (1,067)
       -------         --------         --------        --------       --------      ---------       --------       --------
        (7,258)         (17,721)         (84,298)        (15,707)       (82,179)      (250,183)        (4,159)       (66,486)
            --               --               --              --             --             --             --         (1,358)
            --             (547)              --              --             --             --             --             --
             1             (108)            (279)             --             --             --             --             --
       -------         --------         --------        --------       --------      ---------       --------       --------
        (7,257)         (18,376)         (84,577)        (15,707)       (82,179)      (250,183)        (4,159)       (67,844)
       -------         --------         --------        --------       --------      ---------       --------       --------
        (1,174)           8,132           19,095         (12,682)        13,761       (152,541)        (6,448)       (11,555)
            --               --               --              --             --             --             --           (293)
            --               69              (40)             --             --             --             --             --
       -------         --------         --------        --------       --------      ---------       --------       --------
        (1,174)           8,201           19,055         (12,682)        13,761       (152,541)        (6,448)       (11,848)
       -------         --------         --------        --------       --------      ---------       --------       --------
        (8,431)         (10,175)         (65,522)        (28,389)       (68,418)      (402,724)       (10,607)       (79,692)
       -------         --------         --------        --------       --------      ---------       --------       --------
       $(8,612)        $(10,160)        $(65,477)       $(29,452)      $(70,092)     $(408,533)      $(10,413)      $(80,759)
       =======         ========         ========        ========       ========      =========       ========       ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                                DIVIDEND      THE HARTFORD
                                                               AND GROWTH       ADVISERS
                                                                  FUND            FUND
                                                              ------------    ------------
INVESTMENT INCOME:
  Dividends.................................................   $  22,410       $  21,289
  Interest..................................................       1,166          48,999
  Securities lending........................................          64             399
  Less: Foreign tax withheld................................         (33)             --
                                                               ---------       ---------
    Total investment income (loss), net.....................      23,607          70,687
                                                               ---------       ---------
EXPENSES:
  Investment management and advisory fees...................       7,498          15,514
  Transfer agent fees.......................................       3,380           7,413
  Distribution fees
    Class A.................................................       2,560           4,440
    Class B.................................................       1,847           6,503
    Class C.................................................       1,562           4,878
    Class H.................................................          --              --
    Class L.................................................          --              --
    Class M.................................................          --              --
    Class N.................................................          --              --
  Custodian fees............................................          23              33
  Accounting services.......................................         217             484
  Registration and filing fees..............................         176             449
  Board of Director's fees..................................           9              41
  Other expenses............................................         584           1,376
                                                               ---------       ---------
    Total expenses, (before reimbursements and waivers).....      17,856          41,131
                                                               ---------       ---------
  Expense reimbursements....................................        (118)             --
  Class A distribution fees waived..........................        (367)           (634)
                                                               ---------       ---------
    Total reimbursements and waivers........................        (485)           (634)
                                                               ---------       ---------
    Total expenses, net.....................................      17,371          40,497
                                                               ---------       ---------
  Net investment income (loss)..............................       6,236          30,190
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     (10,830)       (185,895)
  Net realized gain (loss) on futures contracts.............          --              --
  Net realized gain (loss) on redemptions-in-kind...........          --              --
  Net realized gain (loss) on foreign currency
    transactions............................................          --              --
                                                               ---------       ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................     (10,830)       (185,895)
                                                               ---------       ---------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................    (155,094)       (138,097)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --              --
                                                               ---------       ---------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................    (155,094)       (138,097)
                                                               ---------       ---------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................    (165,924)       (323,992)
                                                               ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $(159,688)      $(293,802)
                                                               =========       =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   THE HARTFORD   THE HARTFORD   THE HARTFORD    THE HARTFORD
    THE HARTFORD   TOTAL RETURN     TAX-FREE       TAX-FREE     U.S. GOVERNMENT   THE HARTFORD
     HIGH YIELD        BOND        MINNESOTA       NATIONAL       SECURITIES      MONEY MARKET
        FUND           FUND           FUND           FUND            FUND             FUND
    ------------   ------------   ------------   ------------   ---------------   ------------
      $     67       $    24         $   --         $   --          $    --          $   --
        17,659        20,047          1,705          2,730           13,762           7,179
            58           108             --             --               44              --
            --            (7)            --             --               --              --
      --------       -------         ------         ------          -------          ------
        17,784        20,172          1,705          2,730           13,806           7,179
      --------       -------         ------         ------          -------          ------
         1,226         2,216            267            463            1,909           1,753
           521         1,049              2             19              133           1,093
           299           548              1             11               60             789
           392           715              1             10               90             608
           381           796              1              9               96             569
            --            --              9             37              100              --
            --            --              9             19              126              --
            --            --              6             18               66              --
            --            --              2              6               19              --
            16            16              3              3                8               6
            33            68             --              1                7              70
            57            41              6             57               82             141
             1             3              2              4               17               4
            82           123             12             27              150             148
      --------       -------         ------         ------          -------          ------
         3,008         5,575            321            684            2,863           5,181
      --------       -------         ------         ------          -------          ------
          (141)         (299)            (2)           (31)            (113)           (832)
           (43)          (77)            --             (2)              (9)           (112)
      --------       -------         ------         ------          -------          ------
          (184)         (376)            (2)           (33)            (122)           (944)
      --------       -------         ------         ------          -------          ------
         2,824         5,199            319            651            2,741           4,237
      --------       -------         ------         ------          -------          ------
        14,960        14,973          1,386          2,079           11,065           2,942
      --------       -------         ------         ------          -------          ------
       (12,075)        4,549            687          1,606           12,535              --
            --            --             --             --               --              --
            --            --             --             --               --              --
           138         1,254             --             --               --              --
      --------       -------         ------         ------          -------          ------
       (11,937)        5,803            687          1,606           12,535              --
      --------       -------         ------         ------          -------          ------
       (28,281)       (5,037)          (490)          (987)          (6,917)             --
            --            --             --             --               --              --
           929           871             --             --               --              --
      --------       -------         ------         ------          -------          ------
       (27,352)       (4,166)          (490)          (987)          (6,917)             --
      --------       -------         ------         ------          -------          ------
       (39,289)        1,637            197            619            5,618              --
      --------       -------         ------         ------          -------          ------
      $(24,329)      $16,610         $1,583         $2,698          $16,683          $2,942
      ========       =======         ======         ======          =======          ======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       GLOBAL COMMUNICATIONS FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2002           OCTOBER 31, 2001
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................       $   (15)                   $   (41)
  Net realized gain (loss) on investments...................        (3,536)                    (3,713)
  Net unrealized appreciation (depreciation) of
    investments.............................................         1,451                     (2,237)
                                                                   -------                    -------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (2,100)                    (5,991)
                                                                   -------                    -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................            --                         --
    Class Z.................................................            --                         --
  From net realized gain on investments
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................            --                         --
    Class Z.................................................            --                         --
                                                                   -------                    -------
    Total distributions.....................................            --                         --
                                                                   -------                    -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................           786                      1,176
    Class B.................................................           312                        500
    Class C.................................................           190                        530
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................           164                         --
    Class Z.................................................            --                         --
  Issuance of shares in connection with fund mergers (Note
    11)
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
                                                                   -------                    -------
  Net increase (decrease) from capital share transactions...         1,452                      2,206
                                                                   -------                    -------
  Net increase (decrease) in net assets.....................          (648)                    (3,785)
NET ASSETS:
  Beginning of year.........................................         6,217                     10,002
                                                                   -------                    -------
  End of year...............................................       $ 5,569                    $ 6,217
                                                                   =======                    =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $    --                    $    --
                                                                   =======                    =======

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         GLOBAL FINANCIAL SERVICES FUND                  GLOBAL HEALTH FUND                      GLOBAL TECHNOLOGY FUND
    ----------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2002      OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2001     OCTOBER 31, 2001
    -------------------   ------------------   ------------------   ------------------   ------------------   ------------------
          $    55              $    16              $ (2,203)            $ (1,399)            $   (931)            $ (1,085)
           (1,557)                (530)                5,178                5,084              (27,264)             (45,499)
           (1,487)                (610)              (39,989)              (3,193)              14,476               (9,063)
          -------              -------              --------             --------             --------             --------
           (2,989)              (1,124)              (37,014)                 492              (13,719)             (55,647)
          -------              -------              --------             --------             --------             --------
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                (2,088)              (1,912)                  --                 (331)
               --                   --                  (898)                (884)                  --                 (154)
               --                   --                  (945)              (1,140)                  --                 (213)
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                   (92)                (111)                  --                  (49)
               --                   --                    --                   --                   --                   --
          -------              -------              --------             --------             --------             --------
               --                   --                (4,023)              (4,047)                  --                 (747)
          -------              -------              --------             --------             --------             --------
            1,494                3,676                24,768               55,526                  948               16,674
            1,225                1,211                12,754               22,809                  398                6,402
            1,001                1,227                 8,274               18,649               (1,969)               9,846
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
              754                   --                (3,491)               1,938               (5,064)               4,232
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
               --                   --                    --                   --                   --                   --
          -------              -------              --------             --------             --------             --------
            4,474                6,114                42,305               98,922               (5,687)              37,154
          -------              -------              --------             --------             --------             --------
            1,485                4,990                 1,268               95,367              (19,406)             (19,240)
           14,992               10,002*              190,195               94,828               55,969               75,209
          -------              -------              --------             --------             --------             --------
          $16,477              $14,992              $191,463             $190,195             $ 36,563             $ 55,969
          =======              =======              ========             ========             ========             ========
          $    58              $    (2)             $     --             $     --             $     --             $     --
          =======              =======              ========             ========             ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    INTERNATIONAL SMALL COMPANY FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2002          OCTOBER 31, 2001**
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................        $   19                     $   12
  Net realized gain (loss) on investments...................          (483)                      (135)
  Net unrealized appreciation (depreciation) of
    investments.............................................          (323)                      (272)
                                                                    ------                     ------
  Net increase (decrease) in net assets resulting from
    operations..............................................          (787)                      (395)
                                                                    ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................            --                         --
    Class Z.................................................            --                         --
  From net realized gain on investments
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................            --                         --
    Class Z.................................................            --                         --
                                                                    ------                     ------
    Total distributions.....................................            --                         --
                                                                    ------                     ------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         2,951                      2,435
    Class B.................................................           774                        312
    Class C.................................................           527                        469
    Class E.................................................            --                         --
    Class H.................................................            --                         --
    Class L.................................................            --                         --
    Class M.................................................            --                         --
    Class N.................................................            --                         --
    Class Y.................................................           766                        300
    Class Z.................................................            --                         --
  Issuance of shares in connection with fund mergers (Note
    11)
    Class A.................................................            --                         --
    Class B.................................................            --                         --
    Class C.................................................            --                         --
                                                                    ------                     ------
  Net increase (decrease) from capital share transactions...         5,018                      3,516
                                                                    ------                     ------
  Net increase (decrease) in net assets.....................         4,231                      3,121
NET ASSETS:
  Beginning of year.........................................         3,121                         --
                                                                    ------                     ------
  End of year...............................................        $7,352                     $3,121
                                                                    ======                     ======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................        $   18                     $   --
                                                                    ======                     ======

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                       SMALLCAP GROWTH FUND                                 SMALL COMPANY FUND
    -----------------------------------------------------------   ---------------------------------------
                         FOR THE TWO-MONTH
    FOR THE YEAR ENDED     PERIOD ENDED      FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2002    OCTOBER 31, 2001     AUGUST 31, 2001      OCTOBER 31, 2002     OCTOBER 31, 2001
    ------------------   -----------------   ------------------   ------------------   ------------------
         $ (2,034)           $    (331)           $ (1,877)            $ (3,038)           $  (2,573)
           (6,787)              (6,159)            (63,536)             (28,649)            (102,280)
          (17,373)             (13,466)           (144,795)              (9,099)             (11,341)
         --------            ---------            --------             --------            ---------
          (26,194)             (19,956)           (210,208)             (40,786)            (116,194)
         --------            ---------            --------             --------            ---------
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --               (5,414)
               --                   --                  --                   --               (2,437)
               --                   --                  --                   --               (2,627)
               --                   --                  --                   --                   --
             (418)                  --             (11,624)                  --                   --
           (2,073)                  --             (67,343)                  --                   --
             (335)                  --              (9,155)                  --                   --
             (118)                  --              (3,305)                  --                   --
               --                   --                  --                   --               (1,479)
               --                   --                  --                   --                   --
         --------            ---------            --------             --------            ---------
           (2,944)                  --             (91,427)                  --              (11,957)
         --------            ---------            --------             --------            ---------
            4,351                   --                  --                1,791               10,746
            2,107                   --                  --                1,843                4,279
            1,754                   --                  --               (2,682)               1,361
               --                   --                  --                   --                   --
           (2,423)                (286)             13,619                   --                   --
          (15,851)              (2,390)             46,586                   --                   --
           (1,079)                (255)             12,094                   --                   --
             (626)                 (29)              3,932                   --                   --
                1                   --                  --              (23,496)               3,463
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
               --                   --                  --                   --                   --
         --------            ---------            --------             --------            ---------
          (11,766)              (2,960)             76,231              (22,544)              19,849
         --------            ---------            --------             --------            ---------
          (40,904)             (22,916)           (225,404)             (63,330)            (108,302)
          169,110              192,026             417,430              250,843              359,145
         --------            ---------            --------             --------            ---------
         $128,206            $ 169,110            $192,026             $187,513            $ 250,843
         ========            =========            ========             ========            =========
         $     --            $      --            $     --             $     --            $      (2)
         ========            =========            ========             ========            =========

      INTERNATIONAL CAPITAL APPRECIATION FUND
     -----------------------------------------

     FOR THE YEAR ENDED   FOR THE PERIOD ENDED
      OCTOBER 31, 2002     OCTOBER 31, 2001**
     ------------------   --------------------
          $    11                $   (2)
           (1,123)                 (835)
              335                   (14)
          -------                ------
             (777)                 (851)
          -------                ------
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
          -------                ------
               --                    --
          -------                ------
            2,614                 3,201
              621                   408
              605                   393
               --                    --
               --                    --
               --
               --                    --
               --                    --
               --                   300
               --                    --
               --                    --
               --                    --
               --                    --
          -------                ------
            3,840                 4,302
          -------                ------
            3,063                 3,451
            3,451                    --
          -------                ------
          $ 6,514                $3,451
          =======                ======
          $     6                $   (1)
          =======                ======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     CAPITAL APPRECIATION FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2002     OCTOBER 31, 2001
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................      $  (22,852)          $  (16,885)
  Net realized gain (loss) on investments...................        (611,050)             (91,222)
  Net unrealized appreciation (depreciation) of
    investments.............................................         (63,577)            (521,732)
                                                                  ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (697,479)            (629,839)
                                                                  ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................              --                   --
    Class B.................................................              --                   --
    Class C.................................................              --                   --
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................              --                   --
    Class Z.................................................              --                   --
  From net realized gain on investments
    Class A.................................................              --             (159,028)
    Class B.................................................              --             (103,762)
    Class C.................................................              --              (62,308)
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................              --              (10,666)
    Class Z.................................................              --                   --
                                                                  ----------           ----------
    Total distributions.....................................              --             (335,764)
                                                                  ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         464,355              737,821
    Class B.................................................         196,362              334,093
    Class C.................................................         235,783              364,644
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................         (54,635)              14,144
    Class Z.................................................              --                   --
  Issuance of shares in connection with fund mergers (Note
    11)
    Class A.................................................              --                   --
    Class B.................................................              --                   --
    Class C.................................................              --                   --
                                                                  ----------           ----------
  Net increase (decrease) from capital share transactions...         841,865            1,450,702
                                                                  ----------           ----------
  Net increase (decrease) in net assets.....................         144,386              485,099
NET ASSETS:
  Beginning of year.........................................       3,205,298            2,720,199
                                                                  ----------           ----------
  End of year...............................................      $3,349,684           $3,205,298
                                                                  ==========           ==========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $      897           $    3,200
                                                                  ==========           ==========

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     GROWTH OPPORTUNITIES FUND                                   MIDCAP FUND                 MIDCAP VALUE FUND
    ------------------------------------------------------------   ---------------------------------------   ------------------
                          FOR THE TWO-MONTH
    FOR THE YEAR ENDED      PERIOD ENDED      FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2002     OCTOBER 31, 2001     AUGUST 31, 2001      OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002
    -------------------   -----------------   ------------------   ------------------   ------------------   ------------------
         $  (5,097)           $    (760)          $   (5,123)          $  (12,183)          $   (9,651)           $   (625)
          (131,326)             (87,500)               7,447              (34,442)            (100,709)             (1,808)
            17,612              (11,357)            (599,632)             (43,737)            (138,269)            (22,577)
         ---------            ---------           ----------           ----------           ----------            --------
          (118,811)             (99,617)            (597,308)             (90,362)            (248,629)            (25,010)
         ---------            ---------           ----------           ----------           ----------            --------
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --              (37,482)                 --
                --                   --                   --                   --              (16,839)                 --
                --                   --                   --                   --              (19,558)                 --
                --                   --                   --                   --                   --                  --
              (654)                  --              (19,978)                  --                   --                  --
            (6,438)                  --             (224,717)                  --                   --                  --
              (326)                  --               (9,277)                  --                   --                  --
               (73)                  --               (2,251)                  --                   --                  --
                --                   --                   --                   --               (5,416)                 --
            (1,001)                  --              (42,782)                  --                   --                  --
         ---------            ---------           ----------           ----------           ----------            --------
            (8,492)                  --             (299,005)                  --              (79,295)                 --
         ---------            ---------           ----------           ----------           ----------            --------
             4,143                   --                   --              141,807              345,350              83,020
               972                   --                   --               22,055              151,367              23,725
             1,016                   --                   --               10,259              148,017              28,679
                --                   --                   --                   --                   --                  --
            (4,533)                (274)              23,048                   --                   --                  --
           (72,239)             (12,486)             156,627                   --                   --                  --
            (1,207)                 159               14,561                   --                   --                  --
              (840)                  55                3,205                   --                   --                  --
                 1                   --                   --              (27,164)               8,283                  --
           (68,131)              (2,987)               4,135                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
                --                   --                   --                   --                   --                  --
         ---------            ---------           ----------           ----------           ----------            --------
          (140,818)             (15,533)             201,576              146,957              653,017             135,424
         ---------            ---------           ----------           ----------           ----------            --------
          (268,121)            (115,150)            (694,737)              56,595              325,093             110,414
           775,911              891,061            1,585,798            1,216,917              891,824              43,200
         ---------            ---------           ----------           ----------           ----------            --------
         $ 507,790            $ 775,911           $  891,061           $1,273,512           $1,216,917            $153,614
         =========            =========           ==========           ==========           ==========            ========
         $      (6)           $      --           $       --           $       --           $       --            $     --
         =========            =========           ==========           ==========           ==========            ========

      MIDCAP VALUE FUND
     --------------------

     FOR THE PERIOD ENDED
      OCTOBER 31, 2001**
     --------------------
           $   (51)
              (666)
            (3,720)
           -------
            (4,437)
           -------
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
           -------
                --
           -------
            29,599
             7,883
             9,855
                --
                --
                --
                --
                --
               300
                --
                --
                --
                --
           -------
            47,637
           -------
            43,200
                --
           -------
           $43,200
           =======
           $    --
           =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            VALUE OPPORTUNITIES FUND
                                                        -----------------------------------------------------------------
                                                                                   FOR THE TWO-MONTH
                                                        FOR THE YEAR ENDED           PERIOD ENDED      FOR THE YEAR ENDED
                                                         OCTOBER 31, 2002          OCTOBER 31, 2001     AUGUST 31, 2001
                                                        ------------------         -----------------   ------------------
OPERATIONS:
  Net investment income (loss)........................       $  (181)                   $   (36)            $  (133)
  Net realized gain (loss) on investments.............        (7,257)                    (2,169)              4,620
  Net unrealized appreciation (depreciation) of
    investments.......................................        (1,174)                    (3,000)             (3,463)
                                                             -------                    -------             -------
  Net increase (decrease) in net assets resulting from
    operations........................................        (8,612)                    (5,205)              1,024
                                                             -------                    -------             -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................            --                         --                  --
    Class B...........................................            --                         --                  --
    Class C...........................................            --                         --                  --
    Class E...........................................            --                         --                  --
    Class H...........................................            --                         --                  --
    Class L...........................................            --                         --                 (44)
    Class M...........................................            --                         --                  --
    Class N...........................................            --                         --                  --
    Class Y...........................................            --                         --                  --
    Class Z...........................................            --                         --                  --
  From net realized gain on investments
    Class A...........................................            --                         --                  --
    Class B...........................................            --                         --                  --
    Class C...........................................            --                         --                  --
    Class E...........................................            --                         --                  --
    Class H...........................................          (556)                        --                (827)
    Class L...........................................        (1,884)                        --              (3,614)
    Class M...........................................          (583)                        --                (720)
    Class N...........................................          (184)                        --                (257)
    Class Y...........................................            --                         --                  --
    Class Z...........................................            --                         --                  --
                                                             -------                    -------             -------
    Total distributions...............................        (3,207)                        --              (5,462)
                                                             -------                    -------             -------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................         3,054                         --                  --
    Class B...........................................           557                         --                  --
    Class C...........................................           496                         --                  --
    Class E...........................................            --                         --                  --
    Class H...........................................          (425)                      (156)                860
    Class L...........................................        (1,773)                       535              (6,738)
    Class M...........................................           226                          9               2,798
    Class N...........................................          (301)                        (1)                503
    Class Y...........................................             1                         --                  --
    Class Z...........................................            --                         --                  --
  Issuance of shares in connection with fund mergers
    (Note 11)
    Class A...........................................            --                         --                  --
    Class B...........................................            --                         --                  --
    Class C...........................................            --                         --                  --
                                                             -------                    -------             -------
  Net increase (decrease) from capital share
    transactions......................................         1,835                        387              (2,577)
                                                             -------                    -------             -------
  Net increase (decrease) in net assets...............        (9,984)                    (4,818)             (7,015)
NET ASSETS:
  Beginning of year...................................        47,232                     52,050              59,065
                                                             -------                    -------             -------
  End of year.........................................       $37,248                    $47,232             $52,050
                                                             =======                    =======             =======
  Accumulated undistributed (distribution in excess
    of) net investment income.........................       $    --                    $    --             $    --
                                                             =======                    =======             =======

   * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
  ** From inception April 30, 2001, to October 31, 2001.
 *** From inception May 24, 2001, to October 31, 2001.
**** Included in these amounts were a return of capital in the amounts of $188, 51, 86 and 6 for Classes A, B, C and Y, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        INTERNATIONAL OPPORTUNITIES FUND                 GLOBAL LEADERS FUND                            FOCUS FUND
    ----------------------------------------   ---------------------------------------   -----------------------------------------
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE PERIOD ENDED
     OCTOBER 31, 2002      OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002    OCTOBER 31, 2001***
    -------------------   ------------------   ------------------   ------------------   ------------------   --------------------
         $     15              $    465             $     45            $  (1,007)            $ (1,063)             $   (225)
          (18,376)              (31,663)             (84,577)            (142,160)             (15,707)               (1,721)
            8,201                (8,748)              19,055                 (700)             (12,682)              (12,678)
         --------              --------             --------            ---------             --------              --------
          (10,160)              (39,946)             (65,477)            (143,867)             (29,452)              (14,624)
         --------              --------             --------            ---------             --------              --------
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                (4,152)                  --               (2,859)****              --                    --
               --                (1,246)                  --                 (862)****              --                    --
               --                (1,290)                  --               (1,599)****              --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                (1,035)                  --                 (110)****              --                    --
               --                    --                   --                   --                   --                    --
         --------              --------             --------            ---------             --------              --------
               --                (7,723)                  --               (5,430)                  --                    --
         --------              --------             --------            ---------             --------              --------
          (12,728)                8,561               65,748               73,397               16,800                75,876
           (2,578)                  742               (5,497)              10,590                5,397                20,990
           (4,144)                 (620)             (19,349)               1,942                8,635                27,393
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
               --                    --                   --                   --                   --                    --
          (12,860)                1,178               (1,951)                 706                  625                    10
               --                    --                   --                   --                   --                    --
           12,538                    --               81,253                   --                   --                    --
            5,906                    --               26,325                   --                   --                    --
              711                    --                3,427                   --                   --                    --
         --------              --------             --------            ---------             --------              --------
          (13,155)                9,861              149,956               86,635               31,457               124,269
         --------              --------             --------            ---------             --------              --------
          (23,315)              (37,808)              84,479              (62,662)               2,005               109,645
          126,739               164,547              421,549              484,211              109,645                    --
         --------              --------             --------            ---------             --------              --------
         $103,424              $126,739             $506,028            $ 421,549             $111,650              $109,645
         ========              ========             ========            =========             ========              ========
               --
         $                     $      1             $     --            $     (51)            $     --              $     --
         ========              ========             ========            =========             ========              ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   GROWTH FUND
                                                        -----------------------------------------------------------------
                                                                                   FOR THE TWO-MONTH
                                                        FOR THE YEAR ENDED           PERIOD ENDED      FOR THE YEAR ENDED
                                                         OCTOBER 31, 2002          OCTOBER 31, 2001     AUGUST 31, 2001
                                                        ------------------         -----------------   ------------------
OPERATIONS:
  Net investment income (loss)........................      $  (1,674)                 $   (354)           $  (1,650)
  Net realized gain (loss) on investments.............        (82,179)                   (3,483)              (6,864)
  Net unrealized appreciation (depreciation) of
    investments.......................................         13,761                   (24,910)            (166,174)
                                                            ---------                  --------            ---------
  Net increase (decrease) in net assets resulting from
    operations........................................        (70,092)                  (28,747)            (174,688)
                                                            ---------                  --------            ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................             --                        --                   --
    Class B...........................................             --                        --                   --
    Class C...........................................             --                        --                   --
    Class E...........................................             --                        --                   --
    Class H...........................................             --                        --                   --
    Class L...........................................             --                        --                   --
    Class M...........................................             --                        --                   --
    Class N...........................................             --                        --                   --
    Class Y...........................................             --                        --                   --
    Class Z...........................................             --                        --                   --
  From net realized gain on investments
    Class A...........................................             --                        --                   --
    Class B...........................................             --                        --                   --
    Class C...........................................             --                        --                   --
    Class E...........................................             --                        --                   --
    Class H...........................................            (13)                       --               (8,431)
    Class L...........................................           (122)                       --              (84,540)
    Class M...........................................            (10)                       --               (5,782)
    Class N...........................................             (2)                       --               (1,605)
    Class Y...........................................             --                        --                   --
    Class Z...........................................             --                        --                   --
                                                            ---------                  --------            ---------
    Total distributions...............................           (147)                       --             (100,358)
                                                            ---------                  --------            ---------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................          6,608                        --                   --
    Class B...........................................          1,826                        --                   --
    Class C...........................................          1,609                        --                   --
    Class E...........................................             --                        --                   --
    Class H...........................................         (5,746)                     (497)               6,719
    Class L...........................................        (53,347)                   (6,845)              32,938
    Class M...........................................         (1,925)                       98                7,416
    Class N...........................................         (1,527)                     (140)               1,056
    Class Y...........................................              1                        --                   --
    Class Z...........................................             --                        --                   --
  Issuance of shares in connection with fund mergers
    (Note 11)
    Class A...........................................             --                        --                   --
    Class B...........................................             --                        --                   --
    Class C...........................................             --                        --                   --
                                                            ---------                  --------            ---------
  Net increase (decrease) from capital share
    transactions......................................        (52,501)                   (7,384)              48,129
                                                            ---------                  --------            ---------
  Net increase (decrease) in net assets...............       (122,740)                  (36,131)            (226,917)
NET ASSETS:
  Beginning of year...................................        458,392                   494,523              721,440
                                                            ---------                  --------            ---------
  End of year.........................................      $ 335,652                  $458,392            $ 494,523
                                                            =========                  ========            =========
  Accumulated undistributed (distribution in excess
    of) net investment income.........................      $      --                  $     --            $      --
                                                            =========                  ========            =========

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  STOCK FUND                                 VALUE FUND                           GROWTH AND INCOME FUND
    ---------------------------------------   -----------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE PERIOD ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001**     OCTOBER 31, 2002     OCTOBER 31, 2001
    ------------------   ------------------   ------------------   --------------------   ------------------   ------------------
        $   (5,809)          $   (5,997)           $    194              $    17               $ (1,067)            $ (1,034)
          (250,183)            (128,441)             (4,159)                  75                (67,844)             (35,963)
          (152,541)            (463,925)             (6,448)              (1,588)               (11,848)             (43,302)
        ----------           ----------            --------              -------               --------             --------
          (408,533)            (598,363)            (10,413)              (1,496)               (80,759)             (80,299)
        ----------           ----------            --------              -------               --------             --------
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --              (49,517)                (79)                  --                     --               (7,583)
                --              (27,588)                (12)                  --                     --               (1,607)
                --              (23,538)                (27)                  --                     --               (2,474)
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --               (1,437)                 (1)                  --                     --                  (19)
                --                   --                  --                   --                     --                   --
        ----------           ----------            --------              -------               --------             --------
                --             (102,080)               (119)                  --                     --              (11,683)
        ----------           ----------            --------              -------               --------             --------
            72,759              314,049              23,394               14,680                 27,213              103,759
           (24,517)              71,780               4,471                2,166                   (635)              14,410
           (32,747)              97,523               6,440                5,147                 (6,177)              15,052
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                     --                   --
            13,254                4,426                   2                  300                    364                   76
                --                   --                  --                   --                     --                   --
                --                   --                  --                   --                 20,626                   --
                --                   --                  --                   --                 12,446                   --
                --                   --                  --                   --                  1,856                   --
        ----------           ----------            --------              -------               --------             --------
            28,749              487,778              34,307               22,293                 55,693              133,297
        ----------           ----------            --------              -------               --------             --------
          (379,784)            (212,665)             23,775               20,797                (25,066)              41,315
         1,958,826            2,171,491              20,797                   --                343,757              302,442
        ----------           ----------            --------              -------               --------             --------
        $1,579,042           $1,958,826            $ 44,572              $20,797               $318,691             $343,757
        ==========           ==========            ========              =======               ========             ========
                --
        $                    $       --            $    194              $    26               $     --             $     --
        ==========           ==========            ========              =======               ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        DIVIDEND AND GROWTH FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2002           OCTOBER 31, 2001
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................      $    6,236                  $  5,494
  Net realized gain (loss) on investments...................         (10,830)                   10,787
  Net unrealized appreciation (depreciation) of
    investments.............................................        (155,094)                  (83,378)
                                                                  ----------                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (159,688)                  (67,097)
                                                                  ----------                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          (5,490)                   (4,317)
    Class B.................................................            (223)                     (443)
    Class C.................................................            (247)                     (379)
    Class E.................................................              --                        --
    Class H.................................................              --                        --
    Class L.................................................              --                        --
    Class M.................................................              --                        --
    Class N.................................................              --                        --
    Class Y.................................................            (216)                     (376)
    Class Z.................................................              --                        --
  From net realized gain on investments
    Class A.................................................          (8,340)                  (12,819)
    Class B.................................................          (2,411)                   (5,208)
    Class C.................................................          (1,890)                   (2,777)
    Class E.................................................              --                        --
    Class H.................................................              --                        --
    Class L.................................................              --                        --
    Class M.................................................              --                        --
    Class N.................................................              --                        --
    Class Y.................................................            (412)                     (961)
    Class Z.................................................              --                        --
                                                                  ----------                  --------
    Total distributions.....................................         (19,229)                  (27,280)
                                                                  ----------                  --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         410,049                   285,285
    Class B.................................................          64,289                    50,519
    Class C.................................................          73,195                    67,003
    Class E.................................................              --                        --
    Class H.................................................              --                        --
    Class L.................................................              --                        --
    Class M.................................................              --                        --
    Class N.................................................              --                        --
    Class Y.................................................         (10,771)                    7,356
    Class Z.................................................              --                        --
  Issuance of shares in connection with fund mergers (Note
    11)
    Class A.................................................              --                        --
    Class B.................................................              --                        --
    Class C.................................................              --                        --
                                                                  ----------                  --------
  Net increase (decrease) from capital share transactions...         536,762                   410,163
                                                                  ----------                  --------
  Net increase (decrease) in net assets.....................         357,845                   315,786
NET ASSETS:
  Beginning of year.........................................         815,569                   499,783
                                                                  ----------                  --------
  End of year...............................................      $1,173,414                  $815,569
                                                                  ==========                  ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $        9                  $    409
                                                                  ==========                  ========

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 ADVISERS FUND                            HIGH YIELD FUND                       TOTAL RETURN BOND FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
        $   30,190           $   35,668            $ 14,960             $ 6,008              $ 14,973             $  8,345
          (185,895)             (66,684)            (11,937)             (1,916)                5,803                5,600
          (138,097)            (223,962)            (27,352)             (4,914)               (4,166)               6,091
        ----------           ----------            --------             -------              --------             --------
          (293,802)            (254,978)            (24,329)               (822)               16,610               20,036
        ----------           ----------            --------             -------              --------             --------
           (20,818)             (19,995)             (8,394)             (2,955)               (7,842)              (3,443)
            (5,930)              (8,066)             (3,559)             (1,072)               (3,073)              (1,416)
            (4,835)              (5,942)             (3,513)             (1,567)               (3,440)              (1,524)
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
              (377)              (1,466)                (75)               (343)               (1,791)              (1,893)
                --                   --                  --                  --                    --                   --
                --              (33,510)                 --                  --                  (732)                  --
                --              (23,894)                 --                  --                  (343)                  --
                --              (16,207)                 --                  --                  (377)                  --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --               (2,394)                 --                  --                  (263)                  --
                --                   --                  --                  --                    --                   --
        ----------           ----------            --------             -------              --------             --------
           (31,960)            (111,474)            (15,541)             (5,937)              (17,861)              (8,276)
        ----------           ----------            --------             -------              --------             --------
           183,664              363,245              29,591              25,534                92,879               80,413
           (25,825)              99,578               5,199              10,273                42,260               31,530
            (1,961)             124,614              19,445              20,187                45,451               43,111
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
                --                   --                  --                  --                    --                   --
           (54,198)               1,962              (4,252)              1,636                (3,250)              10,758
                --                   --                  --                  --                    --                   --
           149,372                   --              41,430                  --                    --                   --
            58,085                   --              31,948                  --                    --                   --
            10,535                   --               2,737                  --                    --                   --
        ----------           ----------            --------             -------              --------             --------
           319,672              589,399             126,098              57,630               177,340              165,812
        ----------           ----------            --------             -------              --------             --------
            (6,090)             222,947              86,228              50,871               176,089              177,572
         2,245,891            2,022,944              94,503              43,632               284,279              106,707
        ----------           ----------            --------             -------              --------             --------
        $2,239,801           $2,245,891            $180,731             $94,503              $460,368             $284,279
        ==========           ==========            ========             =======              ========             ========
        $    1,166           $    3,162            $   (304)            $   139              $    555             $    166
        ==========           ==========            ========             =======              ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                TAX-FREE MINNESOTA FUND
                                                        -----------------------------------------------------------------------
                                                                                   FOR THE ONE-MONTH
                                                        FOR THE YEAR ENDED           PERIOD ENDED            FOR THE YEAR ENDED
                                                         OCTOBER 31, 2002          OCTOBER 31, 2001          SEPTEMBER 30, 2001
                                                        ------------------         -----------------         ------------------
OPERATIONS:
  Net investment income (loss)........................       $ 1,386                    $   136                   $ 1,797
  Net realized gain (loss) on investments.............           687                         18                       (81)
  Net unrealized appreciation (depreciation) of
    investments.......................................          (490)                       361                     1,803
                                                             -------                    -------                   -------
  Net increase (decrease) in net assets resulting from
    operations........................................         1,583                        515                     3,519
                                                             -------                    -------                   -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................           (19)                        --                        --
    Class B...........................................            (2)                        --                        --
    Class C...........................................            (1)                        --                        --
    Class E...........................................        (1,167)                      (118)                   (1,604)
    Class H...........................................           (23)                        (3)                      (44)
    Class L...........................................          (118)                       (12)                     (158)
    Class M...........................................           (16)                        (2)                      (33)
    Class N...........................................            (6)                        (1)                       (8)
    Class Y...........................................            --                         --                        --
    Class Z...........................................            --                         --                        --
  From net realized gain on investments
    Class A...........................................            --                         --                        --
    Class B...........................................            --                         --                        --
    Class C...........................................            --                         --                        --
    Class E...........................................            --                         --                        --
    Class H...........................................            --                         --                        --
    Class L...........................................            --                         --                        --
    Class M...........................................            --                         --                        --
    Class N...........................................            --                         --                        --
    Class Y...........................................            --                         --                        --
    Class Z...........................................            --                         --                        --
                                                             -------                    -------                   -------
    Total distributions...............................        (1,352)                      (136)                   (1,847)
                                                             -------                    -------                   -------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................         2,075                         --                        --
    Class B...........................................           238                         --                        --
    Class C...........................................           305                         --                        --
    Class E...........................................        (1,325)                       (49)                   (2,258)
    Class H...........................................          (517)                        (3)                      (35)
    Class L...........................................          (224)                       (62)                      (41)
    Class M...........................................          (212)                       (25)                      (72)
    Class N...........................................            (1)                         1                       (64)
    Class Y...........................................             1                         --                        --
    Class Z...........................................            --                         --                        --
  Issuance of shares in connection with fund mergers
    (Note 11)
    Class A...........................................            --                         --                        --
    Class B...........................................            --                         --                        --
    Class C...........................................            --                         --                        --
                                                             -------                    -------                   -------
  Net increase (decrease) from capital share
    transactions......................................           340                       (138)                   (2,470)
                                                             -------                    -------                   -------
  Net increase (decrease) in net assets...............           571                        241                      (798)
NET ASSETS:
  Beginning of year...................................        38,145                     37,904                    38,702
                                                             -------                    -------                   -------
  End of year.........................................       $38,716                    $38,145                   $37,904
                                                             =======                    =======                   =======
  Accumulated undistributed (distribution in excess
    of) net investment income.........................       $    34                    $    --                   $    --
                                                             =======                    =======                   =======

  * These amounts represents seed money deposited in The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Growth Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     TAX-FREE NATIONAL FUND                                U.S. GOVERNMENT SECURITIES FUND
    --------------------------------------------------------   --------------------------------------------------------
                           FOR THE                                                    FOR THE
        FOR THE          THREE MONTH           FOR THE             FOR THE          THREE MONTH           FOR THE
       YEAR ENDED        PERIOD ENDED         YEAR ENDED          YEAR ENDED        PERIOD ENDED         YEAR ENDED
    OCTOBER 31, 2002   OCTOBER 31, 2001   SEPTEMBER 30, 2001   OCTOBER 31, 2002   OCTOBER 31, 2001   SEPTEMBER 30, 2001
    ----------------   ----------------   ------------------   ----------------   ----------------   ------------------
        $ 2,079            $   198             $ 2,463             $ 11,065           $  3,253            $ 14,222
          1,606                 92                 407               12,535              1,858               5,061
           (987)               501               2,508               (6,917)             6,183               9,057
        -------            -------             -------             --------           --------            --------
          2,698                791               5,378               16,683             11,294              28,340
        -------            -------             -------             --------           --------            --------
           (116)                --                  --                 (660)                --                  --
            (29)                --                  --                 (272)                --                  --
            (25)                --                  --                 (289)                --                  --
         (1,450)              (152)             (1,982)              (6,920)            (2,435)            (11,080)
            (99)               (13)               (171)                (331)              (111)               (438)
           (259)               (27)               (311)              (2,041)              (626)             (2,778)
            (47)                (5)                (57)                (218)               (62)               (234)
            (17)                (1)                (12)                 (65)               (19)                (82)
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
           (167)                --                  --                   --                 --                  --
            (18)                --                  --                   --                 --                  --
            (32)                --                  --                   --                 --                  --
             (7)                --                  --                   --                 --                  --
             (2)                --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
        -------            -------             -------             --------           --------            --------
         (2,268)              (198)             (2,533)             (10,796)            (3,253)            (14,612)
        -------            -------             -------             --------           --------            --------
         12,110                 --                  --               74,121                 --                  --
          3,750                 --                  --               38,705                 --                  --
          3,110                 --                  --               40,119                 --                  --
         (3,291)              (328)             (2,021)             (33,953)              (318)            (12,695)
         (1,768)              (223)               (423)              (1,617)               361               1,213
           (713)                55               1,033               (4,483)             3,177               1,665
           (188)                 4                  79                  (55)             1,110                 760
             56                 64                 162                 (584)               613                 (92)
              1                 --                  --                    1                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
             --                 --                  --                   --                 --                  --
        -------            -------             -------             --------           --------            --------
         13,067               (428)             (1,170)             112,254              4,943              (9,149)
        -------            -------             -------             --------           --------            --------
         13,497                165               1,675              118,141             12,984               4,579
         57,411             57,246              55,571              259,918            246,934             242,355
        -------            -------             -------             --------           --------            --------
        $70,908            $57,411             $57,246             $378,059           $259,918            $246,934
        =======            =======             =======             ========           ========            ========
        $    37            $    --             $    --             $     42           $     --            $     --
        =======            =======             =======             ========           ========            ========

              MONEY MARKET FUND
     -----------------------------------

         FOR THE            FOR THE
        YEAR ENDED         YEAR ENDED
     OCTOBER 31, 2002   OCTOBER 31, 2001
     ----------------   ----------------
         $  2,942           $  5,029
               --                  3
               --                 --
         --------           --------
            2,942              5,032
         --------           --------
           (2,373)            (2,340)
             (225)              (751)
             (217)              (980)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
             (127)              (961)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
         --------           --------
           (2,942)            (5,032)
         --------           --------
           22,036             42,851
           44,803             34,024
           11,397             47,031
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
          (30,494)            14,984
               --                 --
          194,078                 --
            5,247                 --
              624                 --
         --------           --------
          247,691            138,890
         --------           --------
          247,691            138,890
          222,928             84,038
         --------           --------
         $470,619           $222,928
         ========           ========
         $     --           $     --
         ========           ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 NOTES TO FINANCIAL STATEMENTS
 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of thirty-three portfolios (each a "Fund" or together the "Funds"). Twenty-eight Funds are included in these financial statements, they are The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford International Small Company Fund, The Hartford SmallCap Growth Fund, The Hartford Small Company Fund, The Hartford International Capital Appreciation Fund, The Hartford Capital Appreciation Fund, The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Value Opportunities Fund, The Hartford International Opportunities Fund, The Hartford Global Leaders Fund, The Hartford Growth Fund, The Hartford Stock Fund, The Hartford Value Fund, The Hartford Growth and Income Fund, The Hartford Dividend and Growth Fund, The Hartford Advisers Fund, The Hartford High Yield Fund, The Hartford Total Return Bond Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The U.S. Government Securities Fund and The Hartford Money Market Fund. The Companies are organized under the laws of the State of Maryland and were registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund and The Hartford Focus Fund which are non-diversified.

     The Funds, their classes and investment objectives are listed below:

    The Hartford Global Communications Fund                Seeks long-term capital appreciation.
      (Global Communications Fund)
      Classes A, B, C and Y
    The Hartford Global Financial Services Fund            Seeks long-term capital appreciation.
      (Global Financial Services Fund)
      Classes A, B, C and Y
    The Hartford Global Health Fund                        Seeks long-term capital appreciation by investing at
      (Global Health Fund)                                 least 80% of its total assets in the equity securities
      Classes A, B, C and Y                                of health care companies worldwide.
    The Hartford Global Technology Fund                    Seeks long-term capital appreciation by investing at
      (Global Technology Fund)                             least 80% of its total assets in the equity securities
      Classes A, B, C and Y                                of technology companies worldwide.
    The Hartford International Small Company Fund          Seeks capital appreciation.
      (International Small Company Fund)
      Classes A, B, C and Y
    The Hartford SmallCap Growth Fund                      Seeks to maximize short and long-term capital
      (SmallCap Growth Fund)                               appreciation.
      Classes A, B, C, H, L, M, N and Y
    The Hartford Small Company Fund                        Seeks growth of capital by investing primarily in
      (Small Company Fund)                                 stocks selected on the basis of potential for capital
      Classes A, B, C and Y                                appreciation.
    The Hartford International Capital Appreciation Fund   Seeks capital appreciation.
      (International Capital Appreciation Fund)
    The Hartford Capital Appreciation Fund                 Seeks growth of capital.
      (Capital Appreciation Fund)
      Classes A, B, C and Y

--------------------------------------------------------------------------------

    The Hartford Growth Opportunities Fund                 Seeks short- and long-term capital appreciation.
      (Growth Opportunities Fund)
      Classes A, B, C, H, L, M, N, Y and Z
    The Hartford MidCap Fund                               Seeks long-term growth of capital.
      (MidCap Fund)
      Classes A, B, C and Y
    The Hartford MidCap Value Fund                         Seeks long-term capital appreciation.
      (MidCap Value Fund)
      Classes A, B, C and Y
    The Hartford Value Opportunities Fund                  Seeks short- and long-term capital appreciation.
      (Value Opportunities Fund)
      Classes A, B, C, H, L, M, N and Y
    The Hartford International Opportunities Fund          Seeks growth of capital.
      (International Opportunities Fund)
      Classes A, B, C and Y
    The Hartford Global Leaders Fund                       Seeks growth of capital.
      (Global Leaders Fund)
      Classes A, B, C and Y
    The Hartford Focus Fund                                Seeks long-term capital appreciation.
      (Focus Fund)
      Classes A, B, C and Y
    The Hartford Growth Fund                               Seeks long-term capital appreciation.
      (Growth Fund)
      Classes A, B, C, H, L, M, N and Y
    The Hartford Stock Fund                                Seeks long-term growth of capital, with income as a
      (Stock Fund)                                         secondary consideration.
      Classes A, B, C and Y
    The Hartford Value Fund                                Seeks long-term total return.
      (Value Fund)
      Classes A, B, C and Y
    The Hartford Growth and Income Fund                    Seeks growth of capital and current income by investing
      (Growth and Income Fund)                             primarily in stocks with earnings growth potential and
      Classes A, B, C and Y                                steady or rising dividends.
    The Hartford Dividend and Growth Fund                  Seeks a high level of current income consistent with
      (Dividend and Growth Fund)                           growth of capital by investing primarily in stocks.
      Classes A, B, C and Y
    The Hartford Advisers Fund                             Seeks maximum long-term total return.
      (Advisers Fund)
      Classes A, B, C and Y
    The Hartford High Yield Fund                           Seeks high current income by investing in
      (High Yield Fund)                                    non-investment grade debt securities. Growth of capital
      Classes A, B, C and Y                                is a secondary objective.
    The Hartford Total Return Bond Fund                    Seeks a high level of current income, consistent with a
      (Total Return Bond Fund)                             competitive total return, as compared to bond funds
      Classes A, B, C and Y                                with similar investment objectives and policies, by
                                                           investing primarily in debt securities.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

    The Hartford Tax-Free Minnesota Fund                   Seeks to provide current income exempt from both
      (Tax-Free Minnesota Fund)                            federal and Minnesota income tax.
      Classes A, B, C, E, H, L, M, N and Y
    The Hartford Tax-Free National Fund                    Seeks to provide current income exempt from federal
      (Tax-Free National Fund)                             income tax.
      Classes A, B, C, E, H, L, M, N and Y
    The Hartford U.S. Government Securities Fund           Seeks to provide current income consistent with prudent
      (U.S. Government Securities Fund)                    investment risk.
      Classes A, B, C, E, H, L, M, N and Y
    The Hartford Money Market Fund                         Seeks maximum current income consistent with liquidity
      (Money Market Fund)                                  and preservation of capital.
      Classes A, B, C and Y

     Effective October 31, 2002, the name of The Hartford Bond Income Strategy Fund was changed to The Hartford Total Return Bond Fund.

     Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of up to 1% and a contingent deferred sales charge of up to 1%. Class E is sold with a front-end sales charge of 4.50%. Classes H and M are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L is sold with a front end sales charge up to 4.75%. Class N is sold with a contingent deferred sales charge of 1.00% if redeemed within 1 year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z is sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years. Classes H and N shares will automatically convert to Class L shares after 8 years.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost.

--------------------------------------------------------------------------------

         Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rates at the end of each business day. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. (See Note 2 (g))

         Investment Income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Securities Lending -- The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of October 31, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          VALUE OF         VALUE OF
        FUND                                                          SECURITIES LOANED   COLLATERAL
        ----                                                          -----------------   ----------
        Global Communications Fund..................................      $  1,357         $  1,460
        Global Financial Services Fund..............................         2,579            2,676
        Global Health Fund..........................................        15,438           16,243
        Global Technology Fund......................................         4,099            4,325
        International Small Company Fund............................           603              630
        SmallCap Growth Fund........................................         3,208            3,741
        Small Company Fund..........................................         8,106            8,347
        International Capital Appreciation Fund.....................           723              885
        Capital Appreciation Fund...................................       190,134          200,871
        Growth Opportunities Fund...................................        28,313           29,700
        MidCap Fund.................................................        57,639           61,486
        MidCap Value Fund...........................................         2,152            2,216
        International Opportunities Fund............................         9,246            9,505
        Global Leaders Fund.........................................        29,337           36,186
        Growth Fund.................................................         1,384            1,478
        High Yield Fund.............................................        23,476           25,118
        Total Return Bond Fund......................................        68,123           70,622
        U.S. Government Securities Fund.............................        56,267           57,439

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Management Company (HIMCO) or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are executed through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in a $1,645,903 joint repurchase agreement dated 10/31/02, 1.88% due 11/01/02. This joint repurchase agreement is collateralized by $1,249,457 U.S. Treasury Bonds 6.25% - 10.375% due 2016 - 2029, and
         $397,903 U.S. Treasury Bills 1.25% - 1.55% due 2002 - 2003. The
         maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Global Communications Fund..................................  $    291
        Global Financial Services...................................       456
        Global Health Fund..........................................     1,563
        Global Technology Fund......................................     1,501
        International Small Company Fund............................       142
        Small Company Fund..........................................     6,626
        International Capital Appreciation Fund.....................       195
        Capital Appreciation Fund...................................   142,323
        MidCap Fund.................................................    94,573
        MidCap Value Fund...........................................     3,292
        Value Opportunities Fund....................................       806
        International Opportunities Fund............................     9,788
        Global Leaders Fund.........................................    20,316
        Focus Fund..................................................     2,601
        Growth Fund.................................................     3,663
        Growth Opportunities Fund...................................    42,987
        Stock Fund..................................................    32,649
        Value Fund..................................................       353
        Growth and Income Fund......................................     6,021
        Dividend and Growth Fund....................................    67,928
        Advisers Fund...............................................    49,041

         Certain Funds, together with other investment management companies having investment advisory agreements with HIMCO have an interest in $621,971 joint repurchase agreement dated 10/31/02, 1.86% due 11/01/02. This joint repurchase agreement is collateralized by $420,294 U.S. Treasury Bonds 8.125% - 8.875% due 2004 - 2029, and $233,670 U.S.
         Treasury Bills 5.25% - 5.75% due 2002 - 2003. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        High Yield Fund.............................................  $ 4,331
        Total Return Bond Fund......................................   33,077
        U.S. Government Securities Fund.............................    9,326
        Money Market Fund                                              26,942

--------------------------------------------------------------------------------

     g) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with it's custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

         The Fund's had no option activity for the year ended October 31, 2002.

     h) Forward Foreign Currency Contracts -- For the year ended October 31, 2002, the Global Communications Fund, the Global Financial Services Fund, the International Small Company Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the MidCap Value Fund, the International Opportunities Fund and the Global Leaders Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. On a calendar year basis, the funds are subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

         The tax character of distributions paid for the years indicated is as follows:

                                          FOR THE            FOR THE             FOR THE             FOR THE          FOR THE
                                         YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                      OCTOBER 31, 2002   OCTOBER 31, 2001   SEPTEMBER 30, 2001   AUGUST 31, 2001   JULY 31, 2001
                                      ----------------   ----------------   ------------------   ---------------   -------------
        GLOBAL HEALTH FUND
          Ordinary income...........        2,670              4,047
          Long-term capital gains...        1,353
        GLOBAL TECHNOLOGY FUND
          Ordinary income...........                             747
        SMALL CAP GROWTH FUND
          Ordinary income...........                                                                  69,468
          Long-term capital gains...        2,944                                                     21,959
        SMALL COMPANY FUND
          Long-term capital gains...                          11,957
        CAPITAL APPRECIATION FUND
          Ordinary income...........                         246,519
          Long-term capital gains...                          89,245
        GROWTH OPPORTUNITIES FUND
          Ordinary income...........                                                                 171,709
          Long-term capital gains...        8,492                                                    127,296
        MIDCAP FUND
          Ordinary income...........                          72,919
          Long-term capital gains...                           6,376
        VALUE OPPORTUNITIES FUND
          Ordinary income...........        1,805                                                      2,998
          Long-term capital gains...        1,402                                                      2,464
        INTERNATIONAL OPPORTUNITIES
          FUND
          Ordinary income...........                             881
          Long-term capital gains...                           6,842
        GLOBAL LEADERS FUND
          Ordinary income...........                           2,964
          Long-term capital gains...                           2,135
          Return of Capital.........                             331
        GROWTH FUND
          Ordinary income...........                                                                  31,090
          Long-term capital gains...          147                                                     69,268

--------------------------------------------------------------------------------

                                          FOR THE            FOR THE             FOR THE             FOR THE          FOR THE
                                         YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                      OCTOBER 31, 2002   OCTOBER 31, 2001   SEPTEMBER 30, 2001   AUGUST 31, 2001   JULY 31, 2001
                                      ----------------   ----------------   ------------------   ---------------   -------------
        STOCK FUND
          Ordinary income...........                          63,319
          Long-term capital gains...                          38,761
        VALUE FUND
          Ordinary income...........          119
        GROWTH AND INCOME FUND
          Ordinary income...........                           8,754
          Long-term capital gains...                           2,929
        DIVIDEND AND GROWTH FUND
          Ordinary income...........        6,346              6,446
          Long-term capital gains...       12,883             20.834
        ADVISERS FUND
          Ordinary income...........       31,960             84,236
          Long-term capital gains...                          27,238
        HIGH YIELD FUND
          Ordinary income...........       15,541              5,937
        TOTAL RETURN BOND FUND
          Ordinary income...........       16,772              8,276
          Long-term capital gains...        1,089
        TAX-FREE MINNESOTA FUND
          Ordinary income...........        1,352                136               1,847
        TAX-FREE NATIONAL FUND
          Ordinary income...........        2,171                198               2,533
          Long-term capital gains...           97
        U.S. GOVERNMENT SECURITIES
          FUND
          Ordinary income...........       10,796              3,253                                                   14,612
        MONEY MARKET FUND
          Ordinary income...........        2,942              5,032

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         As of October 31, 2002, the components of distributable earnings on a tax basis are as follows:

                                                                                                                   TOTAL
                                             UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      ACCUMULATED
                                               ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION      EARNINGS
                                                INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION**)    (DEFICIT)
                                             -------------   -------------   -------------   ----------------   -----------
        Global Communications Fund.........     $   --          $   --         $  (6,987)       $  (1,056)      $    (8,043)
        Global Financial Services Fund.....         58              --            (1,944)          (2,224)           (4,110)
        Global Health Fund.................      1,235           3,181                --          (34,176)          (29,760)
        Global Technology Fund.............         --              --           (70,335)          (6,942)          (77,277)
        International Small Company Fund...         17              --              (405)            (789)           (1,177)
        SmallCap Growth Fund...............         --              --           (80,758)         (39,671)         (120,429)
        Small Company Fund.................         --              --          (132,354)         (13,567)         (145,921)
        International Capital Appreciation
          Fund.............................          6              --            (1,800)             172            (1,622)
        Capital Appreciation Fund..........         --              --          (687,875)        (384,870)       (1,072,745)
        Growth Opportunities Fund..........         --              --          (217,816)         (13,929)         (231,745)
        MidCap Fund........................         --              --          (130,031)        (120,445)         (250,476)
        MidCap Value Fund..................         --              --            (2,174)         (26,590)          (28,764)
        Value Opportunities Fund...........         --              --            (8,600)          (5,797)          (14,397)
        International Opportunities Fund...         --              --           (55,536)         (10,568)          (66,104)
        Global Leaders Fund................         --              --          (222,836)           8,763          (214,073)
        Focus Fund.........................         --              --           (15,785)         (27,004)          (42,789)
        Growth Fund........................         --              --           (80,330)         (32,429)         (112,759)
        Stock Fund.........................         --              --          (374,519)        (496,422)         (870,941)
        Value Fund.........................        194              --            (4,067)          (8,154)          (12,027)
        Growth and Income Fund.............         --              --          (102,989)         (56,542)         (159,531)
        Dividend and Growth Fund...........          9              --            (7,375)        (202,684)         (210,050)
        Advisers Fund......................      1,167              --          (245,429)        (288,997)         (533,259)
        High Yield Fund....................        496              --           (45,223)         (60,726)         (105,453)
        Total Return Bond Fund.............      3,996           1,071                --            1,048             6,115
        Tax-Free Minnesota Fund............         34             194                --            2,082             2,310
        Tax-Free National Fund.............         37           1,603                --            4,046             5,686
        U.S. Government Securities Fund....         42              --           (28,421)           8,544           (19,835)

     * Certain Funds had capital loss carryovers that are identified elsewhere in the notes.

     ** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses and differing treatments for the interest accrual on defaulted securities.

     k)  Fund Share Valuation and Dividend Distributions to
         Shareholders -- Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

         Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Global

--------------------------------------------------------------------------------

         Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the SmallCap Growth Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the Growth Opportunities Fund, the MidCap Fund, the MidCap Value Fund, the Value Opportunities Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Growth Fund, the Stock Fund and the Value Fund will be declared and paid annually; dividends from net investment income of the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the High Yield Fund, the Total Return Bond Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the U. S. Government Securities Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

         Net investment income and net realized capital gains available for distribution are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses; losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 7).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- Hartford Investment Financial Services Company (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day to day investment management services to the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the SmallCap Growth Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the Growth Opportunities Fund, the MidCap Fund, the MidCap Value Fund, the Value Opportunities Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Growth Fund, the Stock Fund, the Value Fund, the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for the High Yield Fund, the Total Return Bond Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund, the U.S. Government Securities Fund and the Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington or HIMCO.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered:

                               MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................      .50%
On next $500 million...............................................      .45%
Over $1 billion....................................................      .40%

                      U.S. GOVERNMENT SECURITIES FUND AND
                             TAX-FREE NATIONAL FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $50 million...............................................      .80%
Over $50 million...................................................      .70%

                             TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................      .65%
On next $500 million...............................................      .55%
Over $1 billion....................................................      .50%

                        SMALL COMPANY FUND, MIDCAP FUND,
                               MIDCAP VALUE FUND,
                      INTERNATIONAL OPPORTUNITIES FUND AND
                              GLOBAL LEADERS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................      .85%
On next $500 million...............................................      .75%
Over $1 billion....................................................      .70%

                               TAX-FREE MINNESOTA

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $50 million...............................................      .72%
Over $50 million...................................................      .70%

                SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND,
                    VALUE OPPORTUNITIES FUND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $100 million..............................................     1.00%
On next $150 million...............................................      .80%
Over $250 million..................................................      .70%

                           DIVIDEND AND GROWTH FUND,
                       ADVISERS FUND AND HIGH YIELD FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................      .75%
On next $500 million...............................................      .65%
Over $1 billion....................................................      .60%

                      INTERNATIONAL SMALL COMPANY FUND AND
                    INTERNATIONAL CAPITAL APPRECIATION FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     1.00%
On next $500 million...............................................      .90%
Over $1 billion....................................................      .85%

                     CAPITAL APPRECIATION FUND, STOCK FUND,
                     VALUE FUND AND GROWTH AND INCOME FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................      .80%
On next $500 million...............................................      .70%
Over $1 billion....................................................      .65%

                          GLOBAL COMMUNICATIONS FUND,
              GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND,
                     GLOBAL TECHNOLOGY FUND AND FOCUS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     1.00%
On next $500 million...............................................      .95%
Over $1 billion....................................................      .90%

     b) Distribution and Service Plan for Class A, B, C, E, H, L, M and N Shares -- HIFSCO, is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities which include marketing, distribution

--------------------------------------------------------------------------------

        and clearing of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2002, the following revenues were received by HIFSCO:

                                                                      FRONT-END LOAD   CONTINGENT DEFERRED
                                                                       SALES CHARGE       SALES CHARGE
                                                                      --------------   -------------------
        HIFSCO......................................................     $82,441             $10,835

         The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund, some or all of which may be remitted to brokers. Up to an amount equal to 0.25% of a fund's average daily net assets may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Class A Rule 12b-1 fee for each Fund has been voluntarily capped at 0.30% through at least February 28, 2003. The cap may be removed at any time thereafter. Some or the entire 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% of average daily net assets for each fund, except for SmallCap Growth Fund has a 0.45%. Classes H, M and N have a distribution fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. There is no distribution plan for Class Y shares.

     c) Operating Expenses -- Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. The Hartford has voluntarily agreed to limit the total operating

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

        expenses of the Class A, B, C, H, L, M, N and Y shares of all the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses, until at least February 28, 2003 as follows:

   FUND                                     CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
   ----                                     -------   -------   -------   -------   -------   -------   -------   -------
   Global Communications Fund.............   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Global Financial Services Fund.........   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Global Health Fund.....................   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Global Technology Fund.................   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   International Small Company Fund.......   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Small Cap Growth Fund..................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
   Small Company Fund.....................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   International Capital Appreciation
     Fund.................................   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Capital Appreciation Fund..............   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   Growth Opportunities Fund..............   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
   MidCap Fund............................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   MidCap Value Fund......................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   Value Opportunities Fund...............   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
   International Opportunities Fund.......   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Global Leaders Fund....................   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Focus Fund.............................   1.65%     2.35%     2.35%       NA        NA        NA        NA     1.20%
   Growth Fund............................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
   Stock Fund.............................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   Value Fund.............................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   Growth and Income Fund.................   1.45%     2.15%     2.15%       NA        NA        NA        NA     1.00%
   Dividend and Growth Fund...............   1.40%     2.10%     2.10%       NA        NA        NA        NA     0.95%
   Advisers Fund..........................   1.40%     2.10%     2.10%       NA        NA        NA        NA     0.95%
   High Yield Fund........................   1.40%     2.10%     2.10%       NA        NA        NA        NA     0.95%
   Total Return Bond Fund.................   1.25%     1.95%     1.95%       NA        NA        NA        NA     0.80%
   Tax-Free Minnesota Fund................   1.15%     1.85%     1.85%     1.85%     1.15%     1.85%     1.85%    0.70%
   Tax-Free National Fund.................   1.15%     1.85%     1.85%     1.85%     1.15%     1.85%     1.85%    0.70%
   U.S. Government Securities Fund........   1.20%     1.90%     1.90%     1.90%     1.20%     1.90%     1.90%    0.75%
   Money Market Fund......................   1.00%     1.70%     1.70%       NA        NA        NA        NA     0.55%

         The Hartford may terminate such voluntary and temporary fee waivers and expense limitation arrangements at any time after February 28, 2003 without notice.

         Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.

     d) Other Related Party Transactions -- The Hartford and its subsidiaries provide facilities and office equipment, as well as perform certain other services, including fund accounting and financial reporting, to the Funds. Certain officers of the Funds are directors and/or officers of HIFSCO, HIMCO and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. As of October 15, 2001, Hartford Administrative Services Company (HASCO), a wholly owned subsidiary of The Hartford, began providing transfer agent services to the Funds.

     e) For the year ended October 31, 2002, legal fees and expenses were paid as follows to a law firm of which the former secretary of the Funds is a partner.

--------------------------------------------------------------------------------

        FUND                                                          AMOUNT
        ----                                                          ------
        SmallCap Growth Fund........................................   $ 7
        Growth Opportunities Fund...................................    26
        Value Opportunities Fund....................................     2
        Growth Fund.................................................    18
        U.S. Government Securities Fund.............................     8
        Tax-Free Minnesota Fund.....................................     2
        Tax-Free National Fund......................................     3
        High Yield Fund.............................................     5

4.   AFFILIATE HOLDINGS:

     As of October 31, 2002, HL Investment Advisors, is a subsidiary of The Hartford, and owned shares in the Funds as follows:

        FUND                         CLASS A   CLASS B   CLASS C   CLASS Y
        ----                         -------   -------   -------   -------
        Global Communications
          Fund.....................    700       100       100       100
        Global Financial Services
          Fund.....................    700       100       100       100
        Global Health Fund.........      #         #         #         #
        Global Technology Fund.....      #        --        --         #
        International Small Company
          Fund.....................    210        30        30        30
        SmallCap Growth Fund.......      #         #         #         #
        International Capital
          Appreciation Fund........    210        30        30        30
        Growth Opportunities
          Fund.....................      #         #         #         #
        MidCap Value Fund..........     --        --        --         #
        Value Opportunities Fund...      #         #         #         #
        Global Leaders Fund........     --        --        --         #
        Focus Fund.................     --        --        --         1
        Growth Fund................      #         #         #         #
        Value Fund.................     --        --        --        30
        Growth and Income Fund.....     --        --        --        32
        High Yield Fund............     --        --        --         #
        Tax-Free Minnesota Fund....      #         #         #         #
        Tax-Free National Fund.....      #         #         #         #
        U.S. Government Securities
          Fund.....................      #         #         #         #

     # Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

     During the year ended October 31, 2002, the Global Technology Fund, the International Opportunities Fund, the Small Company Fund and the MidCap Fund realized ($925), ($547), $2,151 and $3,125, respectively, of net capital gains (losses) resulting from in-kind redemptions valued at fair value, in which a shareholder who is an affiliate of The Hartford, exchanged Fund shares for securities held by the Fund rather than for cash.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the year ended October 31, 2002, the cost of purchases and proceeds from sales of securities for Money Market Fund were $8,149,639 and $8,099,124, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other Funds were as follows:

                                                                                    PROCEEDS
                                                                       COST OF        FROM
        FUND                                                          PURCHASES      SALES
        ----                                                          ----------   ----------
        Global Communications Fund..................................  $    6,148   $    4,575
        Global Financial Services Fund..............................      17,494       12,847
        Global Health Fund..........................................     177,110      133,091
        Global Technology Fund......................................      87,856       94,604
        International Small Company Fund............................      15,271       10,128
        SmallCap Growth Fund........................................     149,693      165,242
        Small Company Fund..........................................     525,657      543,543
        International Capital Appreciation Fund.....................      20,955       16,922
        Capital Appreciation Fund...................................   4,687,087    3,901,651
        Growth Opportunities Fund...................................   1,222,533    1,378,471
        MidCap Fund.................................................   1,484,424    1,355,174
        MidCap Value Fund...........................................     181,911       48,288
        Value Opportunities Fund....................................      32,136       32,744
        International Opportunities Fund............................     201,092      223,386
        Global Leaders Fund.........................................   1,577,875    1,517,983
        Focus Fund..................................................     298,584      265,219
        Growth Fund.................................................     437,781      484,047
        Stock Fund..................................................     937,882      905,129
        Value Fund..................................................      49,012       14,348
        Growth and Income Fund......................................     350,515      325,809
        Dividend and Growth Fund....................................     831,797      334,633
        Advisers Fund...............................................   1,195,501    1,032,426
        High Yield Fund.............................................     151,953       32,711
        Total Return Bond Fund......................................     655,932      496,854
        Tax-Free Minnesota Fund.....................................      12,626       12,047
        Tax-Free National Fund......................................      34,642       24,985
        U.S. Government Securities Fund.............................     681,096      568,924

     The cost of securities acquired in the merger transaction for the International Opportunities Fund, the Global Leaders Fund, the Growth and Income Fund, the Advisers Fund, the High Yield Fund and the Money Market Fund were $18,301, $106,324, $34,890, $219,022, $95,358 and $198,965,
     respectively. See note 11.

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

6.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the periods ended October 31, 2002:

                                                    SHARES SOLD
                              -------------------------------------------------------
                                    2002               2001*              2001**
                              ----------------   -----------------   ----------------
                              SHARES   AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                              ------   -------   ------   --------   ------   -------
GLOBAL COMMUNICATIONS FUND:
  Class A...................     306   $ 1,162      206   $  1,282      --    $    --
  Class B...................     123       440       90        539      --         --
  Class C...................      98       408       96        547      --         --
  Class Y...................      47       164        #          #      --         --
GLOBAL FINANCIAL SERVICES
  FUND:
  Class A...................     304     2,884      386      3,912      --         --
  Class B...................     164     1,540      133      1,335      --         --
  Class C...................     164     1,530      134      1,352      --         --
  Class Y...................      78       762        #          #      --         --
GLOBAL HEALTH FUND:
  Class A...................   6,349    83,934    5,553     74,684      --         --
  Class B...................   1,729    22,654    2,081     27,633      --         --
  Class C...................   1,583    20,910    2,146     28,415      --         --
  Class Y...................      94     1,245      217      2,935      --         --
GLOBAL TECHNOLOGY FUND:
  Class A...................   6,012    26,713    6,736     40,596      --         --
  Class B...................     772     3,149    1,614      9,846      --         --
  Class C...................     742     3,146    3,833     24,353      --         --
  Class Y...................     516     2,264    2,367     14,306      --         --
INTERNATIONAL SMALL COMPANY
  FUND:
  Class A...................   1,081    10,260      246      2,444      --         --
  Class B...................     123     1,160       31        316      --         --
  Class C...................      86       774       49        479      --         --
  Class Y...................      91       827       30        300      --         --
SMALL CAP GROWTH FUND:
  Class A...................     357     6,601       --         --      --         --
  Class B...................     132     2,283       --         --      --         --
  Class C...................     114     1,948       --         --      --         --
  Class H...................     149     2,732       29        508     269      7,860
  Class L...................     830    16,839      174      3,186   1,539     44,058
  Class M...................     133     2,366       37        642     283      8,493
  Class N...................      40       728       10        178     108      3,271
  Class Y...................       #         1       --         --      --         --
SMALL COMPANY FUND:
  Class A...................   6,686    83,361    6,044     84,554      --         --
  Class B...................   1,061    12,844    1,036     14,391      --         --
  Class C...................   1,185    14,298    1,226     17,129      --         --
  Class Y...................     440     5,800      678      9,817      --         --
INTERNATIONAL CAPITAL
  APPRECIATION FUND:
  Class A...................   1,535    11,891      339      3,202      --         --
  Class B...................     104       840       44        419      --         --
  Class C...................     277     2,073       45        416      --         --
  Class Y...................      --        --       30        300      --         --
CAPITAL APPRECIATION FUND:
  Class A...................  37,272   911,291   29,984    831,370      --         --
  Class B...................  15,443   361,905   12,870    342,810      --         --
  Class C...................  17,915   419,454   14,675    391,621      --         --
  Class Y...................     915    22,058      693     20,259      --         --

                                      SHARES ISSUED FOR REINVESTED DIVIDENDS
                              ------------------------------------------------------
                                   2002               2001*              2001**
                              ---------------   -----------------   ----------------
                              SHARES   AMOUNT   SHARES    AMOUNT    SHARES   AMOUNT
                              ------   ------   ------   --------   ------   -------
GLOBAL COMMUNICATIONS FUND:
  Class A...................    --     $   --      --    $     --      --    $    --
  Class B...................    --         --      --          --      --         --
  Class C...................    --         --      --          --      --         --
  Class Y...................    --         --      --          --      --         --
GLOBAL FINANCIAL SERVICES
  FUND:
  Class A...................    --         --      --          --      --         --
  Class B...................    --         --      --          --      --         --
  Class C...................    --         --      --          --      --         --
  Class Y...................    --         --      --          --      --         --
GLOBAL HEALTH FUND:
  Class A...................   154      2,030     138       1,883      --         --
  Class B...................    64        840      59         802      --         --
  Class C...................    69        897      81       1,097      --         --
  Class Y...................     7         92       8         111      --         --
GLOBAL TECHNOLOGY FUND:
  Class A...................    --         --      40         327      --         --
  Class B...................    --         --      18         149      --         --
  Class C...................    --         --      25         206      --         --
  Class Y...................    --         --       6          49      --         --
INTERNATIONAL SMALL COMPANY
  FUND:
  Class A...................    --         --      --          --      --         --
  Class B...................    --         --      --          --      --         --
  Class C...................    --         --      --          --      --         --
  Class Y...................    --         --      --          --      --         --
SMALL CAP GROWTH FUND:
  Class A...................    --         --      --          --      --         --
  Class B...................    --         --      --          --      --         --
  Class C...................    --         --      --          --      --         --
  Class H...................    23        416      --          --     381     11,412
  Class L...................   103      2,032      --          --   2,035     65,138
  Class M...................    18        328      --          --     300      8,981
  Class N...................     6        116      --          --     109      3,266
  Class Y...................    --         --      --          --      --         --
SMALL COMPANY FUND:
  Class A...................    --         --     302       5,252      --         --
  Class B...................    --         --     133       2,239      --         --
  Class C...................    --         --     150       2,525      --         --
  Class Y...................    --         --      83       1,479      --         --
INTERNATIONAL CAPITAL
  APPRECIATION FUND:
  Class A...................    --         --      --          --      --         --
  Class B...................    --         --      --          --      --         --
  Class C...................    --         --      --          --      --         --
  Class Y...................    --         --      --          --      --         --
CAPITAL APPRECIATION FUND:
  Class A...................    --         --   5,389     155,469      --         --
  Class B...................    --         --   3,519      97,784      --         --
  Class C...................    --         --   2,155      59,774      --         --
  Class Y...................    --         --     360      10,666      --         --

 * For the period ended October 31, 2001. See Statements of Changes in Net Assets for dates.
** For the year ended. See Statements of Changes in Net Assets for dates.
 # Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                                    SHARES ISSUED
                          SHARES REDEEMED                            FROM MERGER
    ------------------------------------------------------------   ----------------
           2002                 2001*               2001**               2002
    -------------------   ------------------   -----------------   ----------------
    SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT    SHARES   AMOUNT
    -------   ---------   ------   ---------   ------   --------   ------   -------
       (107)  $    (376)     (21)  $    (106)      --   $     --
        (41)       (128)      (7)        (39)      --         --
        (60)       (218)      (3)        (17)      --         --
         --          --        #           #       --         --
       (154)     (1,390)     (24)       (236)      --         --
        (37)       (315)     (12)       (124)      --         --
        (63)       (529)     (13)       (125)      --         --
         (1)         (8)      --          --       --         --
     (4,932)    (61,196)  (1,581)    (21,041)      --         --
       (915)    (10,740)    (432)     (5,626)      --         --
     (1,139)    (13,533)    (842)    (10,863)      --         --
       (345)     (4,828)     (85)     (1,108)      --         --
     (6,044)    (25,765)  (4,403)    (24,249)      --         --
       (739)     (2,751)    (671)     (3,593)      --         --
     (1,399)     (5,115)  (2,419)    (14,713)      --         --
     (1,485)     (8,253)  (1,770)    (10,123)      --         --
       (777)     (7,309)      (1)         (9)      --         --
        (43)       (386)       #          (4)      --         --
        (30)       (247)      (1)        (10)      --         --
         (6)        (61)       #           #       --         --
       (135)     (2,250)      --          --       --         --
        (10)       (176)      --          --       --         --
        (14)       (194)      --          --       --         --
       (313)     (5,571)     (45)       (794)    (210)    (5,654)
     (1,757)    (34,722)    (303)     (5,576)  (2,268)   (62,610)
       (220)     (3,773)     (53)       (897)    (208)    (5,380)
        (82)     (1,470)     (12)       (207)     (97)    (2,605)
         --          --       --          --       --         --
     (6,688)    (81,570)  (5,737)    (79,060)      --         --
     (1,001)    (11,001)    (929)    (12,351)      --         --
     (1,518)    (16,980)  (1,351)    (18,293)      --         --
     (2,094)    (27,145)    (549)     (7,833)      --         --
     (1,201)     (9,277)      --          (1)      --         --
        (28)       (219)      (1)        (11)      --         --
       (199)     (1,468)      (3)        (23)      --         --
         --          --       --          --       --         --
    (19,951)   (446,936)  (9,075)   (249,018)      --         --
     (7,947)   (165,543)  (4,091)   (106,501)      --         --
     (8,820)   (183,671)  (3,305)    (86,751)      --         --
     (2,801)    (76,693)    (607)    (16,781)      --         --


                NET INCREASE (DECREASE) OF SHARES
     --------------------------------------------------------
           2002                2001*              2001**
     -----------------   -----------------   ----------------
     SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
     ------   --------   ------   --------   ------   -------
        199   $    786      185   $  1,176      --    $    --
         82        312       83        500      --         --
         38        190       93        530      --         --
         47        164        #          #      --         --
        150      1,494      362      3,676      --         --
        127      1,225      121      1,211      --         --
        101      1,001      121      1,227      --         --
         77        754        #          #      --         --
      1,571     24,768    4,110     55,526      --         --
        878     12,754    1,708     22,809      --         --
        513      8,274    1,385     18,649      --         --
       (244)    (3,491)     140      1,938      --         --
        (32)       948    2,373     16,674      --         --
         33        398      961      6,402      --         --
       (657)    (1,969)   1,439      9,846      --         --
       (969)    (5,989)     603      4,232      --         --
        304      2,951      245      2,435      --         --
         80        774       31        312      --         --
         56        527       48        469      --         --
         85        766       30        300      --         --
        222      4,351       --         --      --         --
        122      2,107       --         --      --         --
        100      1,754       --         --      --         --
       (141)    (2,423)     (16)      (286)    440     13,619
       (824)   (15,851)    (129)    (2,390)  1,306     46,586
        (69)    (1,079)     (16)      (255)    375     12,094
        (36)      (626)      (2)       (29)    120      3,932
          #          1       --         --      --         --
         (2)     1,791      609     10,746      --         --
         60      1,843      240      4,279      --         --
       (333)    (2,682)      25      1,361      --         --
     (1,654)   (21,345)     212      3,463      --         --
        334      2,614      339      3,201      --         --
         76        621       43        408      --         --
         78        605       42        393      --         --
         --         --       30        300      --         --
     17,321    464,355   26,298    737,821      --         --
      7,496    196,362   12,298    334,093      --         --
      9,095    235,783   13,525    364,644      --         --
     (1,886)   (54,635)     446     14,144      --         --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   SHARES SOLD
                             --------------------------------------------------------
                                   2002                2001*              2001**
                             -----------------   -----------------   ----------------
                             SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                             ------   --------   ------   --------   ------   -------
GROWTH OPPORTUNITIES FUND:
  Class A..................     289   $  5,314       --   $     --      --    $    --
  Class B..................      69      1,159       --         --      --         --
  Class C..................     106      1,612       --         --      --         --
  Class H..................     316      5,424       71      1,228     576     14,842
  Class L..................   1,473     28,880      232      4,421   1,918     54,172
  Class M..................     214      3,662       63      1,077     401     10,727
  Class N..................      42        744       23        399     111      3,030
  Class Y..................       #          1       --         --      --         --
  Class Z..................      59      1,299       38        794     504     15,064
MIDCAP FUND:
  Class A..................  16,040    269,742   22,106    416,251      --         --
  Class B..................   4,128     67,559    9,094    167,086      --         --
  Class C..................   4,901     80,204    9,460    174,063      --         --
  Class Y..................   1,373     24,730    1,063     20,372      --         --
MIDCAP VALUE FUND:
  Class A..................  10,353    102,514    3,273     30,590      --         --
  Class B..................   2,914     28,637      890      8,285      --         --
  Class C..................   3,687     35,966    1,085     10,065      --         --
  Class Y..................      --         --       31        309      --         --
VALUE OPPORTUNITIES FUND:
  Class A..................     309      3,321       --         --      --         --
  Class B..................      63        650       --         --      --         --
  Class C..................      50        501       --         --      --         --
  Class H..................      71        773       15        173     187      2,555
  Class L..................     416      4,918      140      1,686     873     12,367
  Class M..................     177      1,988       33        396     262      3,599
  Class N..................      23        263       12        142      81      1,105
  Class Y..................       #          1       --         --      --         --
INTERNATIONAL OPPORTUNITIES
  FUND:
  Class A..................  71,750    672,351   33,604    359,927      --         --
  Class B..................     347      3,098      388      4,199      --         --
  Class C..................   6,014     49,239    5,943     61,413      --         --
  Class Y..................   1,255     12,179      334      3,717      --         --
GLOBAL LEADERS FUND:
  Class A..................  38,303    476,139   25,136    375,876      --         --
  Class B..................     892     12,236    1,488     22,688      --         --
  Class C..................   1,533     19,049    4,585     70,000      --         --
  Class Y..................     575      7,234      175      2,683      --         --

                                     SHARES ISSUED FOR REINVESTED DIVIDENDS
                             ------------------------------------------------------
                                  2002              2001*              2001**
                             ---------------   ----------------   -----------------
                             SHARES   AMOUNT   SHARES   AMOUNT    SHARES    AMOUNT
                             ------   ------   ------   -------   ------   --------
GROWTH OPPORTUNITIES FUND:
  Class A..................    --     $   --      --    $    --      --    $     --
  Class B..................    --         --      --         --      --          --
  Class C..................    --         --      --         --      --          --
  Class H..................    36        647      --         --     747      19,753
  Class L..................   311      6,190      --         --   7,400     215,126
  Class M..................    17        322      --         --     346       9,134
  Class N..................     4         73      --         --      85       2,236
  Class Y..................    --         --      --         --      --          --
  Class Z..................    48        983      --         --   1,394      41,595
MIDCAP FUND:
  Class A..................    --         --   1,832     36,639      --          --
  Class B..................    --         --     818     16,000      --          --
  Class C..................    --         --     962     18,827      --          --
  Class Y..................    --         --     267      5,416      --          --
MIDCAP VALUE FUND:
  Class A..................    --         --      --         --      --          --
  Class B..................    --         --      --         --      --          --
  Class C..................    --         --      --         --      --          --
  Class Y..................    --         --      --         --      --          --
VALUE OPPORTUNITIES FUND:
  Class A..................    --         --      --         --      --          --
  Class B..................    --         --      --         --      --          --
  Class C..................    --         --      --         --      --          --
  Class H..................    49        542      --         --      63         821
  Class L..................   160      1,848      --         --     270       3,610
  Class M..................    52        576      --         --      55         715
  Class N..................    16        183      --         --      19         252
  Class Y..................    --         --      --         --      --          --
INTERNATIONAL OPPORTUNITIES
  FUND:
  Class A..................    --         --     326      4,069      --          --
  Class B..................    --         --     100      1,214      --          --
  Class C..................    --         --     103      1,245      --          --
  Class Y..................    --         --      82      1,034      --          --
GLOBAL LEADERS FUND:
  Class A..................    --         --     167      2,796      --          --
  Class B..................    --         --      49        815      --          --
  Class C..................    --         --      92      1,532      --          --
  Class Y..................    --         --       6        110      --          --

 * For the period ended October 31, 2001. See Statements of Changes in Net Assets for dates.
** For the year ended. See Statements of Changes in Net Assets for dates.
 # Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                                      SHARES ISSUED
                           SHARES REDEEMED                             FROM MERGER
    --------------------------------------------------------------   ----------------
           2002                  2001*                2001**               2002
    -------------------   -------------------   ------------------   ----------------
    SHARES     AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT     SHARES   AMOUNT
    -------   ---------   -------   ---------   ------   ---------   ------   -------
        (71)  $  (1,171)       --   $      --       --   $      --
        (12)       (187)       --          --       --          --
        (41)       (596)       --          --       --          --
       (643)    (10,605)      (88)     (1,502)    (464)    (11,547)
     (5,768)   (107,309)     (896)    (16,907)  (4,246)   (112,671)
       (320)     (5,191)      (54)       (918)    (219)     (5,300)
        (96)     (1,657)      (21)       (344)     (89)     (2,061)
         --          --        --          --       --          --
     (3,218)    (70,413)     (192)     (3,781)  (1,935)    (52,524)
     (7,584)   (127,936)   (5,932)   (107,540)      --          --
     (2,799)    (45,504)   (1,841)    (31,719)      --          --
     (4,256)    (69,945)   (2,563)    (44,873)      --          --
     (2,766)    (48,769)     (961)    (17,505)      --          --
     (2,173)    (19,494)     (111)       (991)      --          --
       (542)     (4,912)      (43)       (402)      --          --
       (837)     (7,287)      (24)       (210)      --          --
         --          --        (1)         (9)      --          --
        (28)       (267)       --          --       --          --
         (9)        (93)       --          --       --          --
         (1)         (5)       --          --       --          --
       (167)     (1,740)      (28)       (329)    (183)     (2,516)
       (784)     (8,539)      (98)     (1,151)  (1,646)    (22,715)
       (227)     (2,338)      (33)       (387)    (112)     (1,516)
        (70)       (747)      (13)       (143)     (62)       (854)
         --          --        --          --       --          --
    (72,603)   (685,079)  (33,029)   (355,435)      --          --   1,418    $12,538
       (643)     (5,676)     (439)     (4,671)      --          --     636      5,906
     (6,399)    (53,383)   (6,109)    (63,278)      --          --      77        711
     (2,501)    (25,586)     (318)     (3,573)      --          --      --         --
    (32,026)   (410,391)  (20,623)   (305,275)      --          --   6,063     81,253
     (1,468)    (17,733)     (894)    (12,913)      --          --   2,012     26,325
     (3,154)    (38,398)   (4,665)    (69,590)      --          --     262      3,427
       (644)     (9,185)     (138)     (2,087)      --          --      --         --


                 NET INCREASE (DECREASE) OF SHARES
     ---------------------------------------------------------
           2002                2001*              2001**
     -----------------   -----------------   -----------------
     SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
     ------   --------   ------   --------   ------   --------
        218   $  4,143       --   $     --      --    $     --
         57        972       --         --      --          --
         65      1,016       --         --      --          --
       (291)    (4,533)     (17)      (274)    859      23,048
     (3,984)   (72,239)    (664)   (12,486)  5,072     156,627
        (89)    (1,207)       9        159     528      14,561
        (50)      (840)       2         55     107       3,205
          #          1       --         --      --          --
     (3,111)   (68,131)    (154)    (2,987)    (37)      4,135
      8,456    141,807   18,006    345,350      --          --
      1,329     22,055    8,071    151,367      --          --
        645     10,259    7,859    148,017      --          --
     (1,393)   (24,039)     369      8,283      --          --
      8,180     83,020    3,162     29,599      --          --
      2,372     23,725      847      7,883      --          --
      2,850     28,679    1,061      9,855      --          --
         --         --       30        300      --          --
        281      3,054       --         --      --          --
         54        557       --         --      --          --
         49        496       --         --      --          --
        (47)      (425)     (13)      (156)     67         860
       (208)    (1,773)      42        535    (503)     (6,738)
          2        226       --          9     205       2,798
        (31)      (301)      (1)        (1)     38         503
          #          1       --         --      --          --
        565       (190)     901      8,561      --          --
        340      3,328       49        742      --          --
       (308)    (3,433)     (63)      (620)     --          --
     (1,246)   (13,407)      98      1,178      --          --
     12,340    147,001    4,680     73,397      --          --
      1,436     20,828      643     10,590      --          --
     (1,359)   (15,922)      12      1,942      --          --
        (69)    (1,951)      43        706      --          --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   SHARES SOLD
                             --------------------------------------------------------
                                   2002                2001*              2001**
                             -----------------   -----------------   ----------------
                             SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                             ------   --------   ------   --------   ------   -------
FOCUS FUND:
  Class A..................   3,997   $ 37,194    7,949   $ 79,053      --    $    --
  Class B..................   1,013      9,398    2,151     21,382      --         --
  Class C..................   1,553     14,420    2,906     28,829      --         --
  Class Y..................      69        635        1         10      --         --
GROWTH FUND:
  Class A..................     636      8,247       --         --      --         --
  Class B..................     171      1,973       --         --      --         --
  Class C..................     181      2,077       --         --      --         --
  Class H..................     239      3,107       44        570     456      7,698
  Class L..................   1,044     14,904      226      3,218   1,488     26,986
  Class M..................     285      3,657       74        951     430      7,202
  Class N..................      72        952       42        555     169      2,796
  Class Y..................       #          1       --         --      --         --
STOCK FUND:
  Class A..................  18,429    311,199   21,526    425,162      --         --
  Class B..................   4,217     68,344    6,355    121,477      --         --
  Class C..................   5,277     85,205    8,747    168,325      --         --
  Class Y..................     986     15,761      371      7,612      --         --
VALUE FUND:
  Class A..................   3,339     30,840    1,553     14,963      --         --
  Class B..................     642      5,842      236      2,260      --         --
  Class C..................   1,019      9,226      538      5,213      --         --
  Class Y..................      --         --       30        300      --         --
GROWTH AND INCOME FUND:
  Class A..................   8,981     91,439   10,818    127,580      --         --
  Class B..................   1,220     11,971    1,667     19,375      --         --
  Class C..................   1,280     12,720    2,225     25,910      --         --
  Class Y..................      41        425        7         80      --         --
DIVIDEND AND GROWTH FUND:
  Class A..................  32,386    503,459   18,645    312,556      --         --
  Class B..................   5,997     92,473    3,796     62,961      --         --
  Class C..................   7,245    111,009    4,773     79,224      --         --
  Class Y..................     930     14,303      561      9,580      --         --
ADVISERS FUND:
  Class A..................  30,212    425,382   30,346    469,143      --         --
  Class B..................   7,800    109,498   10,633    163,094      --         --
  Class C..................   8,933    126,642   12,611    195,340      --         --
  Class Y..................     313      4,432      468      7,323      --         --
HIGH YIELD FUND:
  Class A..................   9,501     74,745    4,834     43,403      --         --
  Class B..................   2,251     17,344    1,524     13,745      --         --
  Class C..................   4,021     31,627    2,802     25,360      --         --
  Class Y..................      54        469      409      3,775      --         --
TOTAL RETURN BOND FUND:
  Class A..................  41,344    440,630   27,871    295,865      --         --
  Class B..................   6,149     65,306    4,107     43,607      --         --
  Class C..................   8,311     88,545    5,988     63,725      --         --
  Class Y..................   2,085     22,377    1,417     15,203      --         --

                                     SHARES ISSUED FOR REINVESTED DIVIDENDS
                             ------------------------------------------------------
                                   2002              2001*              2001**
                             ----------------   ----------------   ----------------
                             SHARES   AMOUNT    SHARES   AMOUNT    SHARES   AMOUNT
                             ------   -------   ------   -------   ------   -------
FOCUS FUND:
  Class A..................     --    $    --      --    $    --      --    $    --
  Class B..................     --         --      --         --      --         --
  Class C..................     --         --      --         --      --         --
  Class Y..................     --         --      --         --      --         --
GROWTH FUND:
  Class A..................     --         --      --         --      --         --
  Class B..................     --         --      --         --      --         --
  Class C..................     --         --      --         --      --         --
  Class H..................      1         13      --         --     497      8,253
  Class L..................      8        116      --         --   4,393     79,249
  Class M..................      #         10      --         --     344      5,703
  Class N..................      #          2      --         --      97      1,603
  Class Y..................     --         --      --         --      --         --
STOCK FUND:
  Class A..................     --         --   2,209     48,577      --         --
  Class B..................     --         --   1,231     26,218      --         --
  Class C..................     --         --   1,075     22,875      --         --
  Class Y..................     --         --      64      1,437      --         --
VALUE FUND:
  Class A..................      8         78      --         --      --         --
  Class B..................      1         11      --         --      --         --
  Class C..................      3         27      --         --      --         --
  Class Y..................      #          2      --         --      --         --
GROWTH AND INCOME FUND:
  Class A..................     --         --     591      7,543      --         --
  Class B..................     --         --     124      1,553      --         --
  Class C..................     --         --     191      2,395      --         --
  Class Y..................     --         --       1         18      --         --
DIVIDEND AND GROWTH FUND:
  Class A..................    868     13,605   1,011     16,875      --         --
  Class B..................    159      2,503     323      5,362      --         --
  Class C..................    129      2,036     185      3,064      --         --
  Class Y..................     40        629      79      1,337      --         --
ADVISERS FUND:
  Class A..................  1,488     20,243   3,325     52,440      --         --
  Class B..................    413      5,576   1,912     30,208      --         --
  Class C..................    328      4,445   1,317     20,957      --         --
  Class Y..................     25        377     242      3,861      --         --
HIGH YIELD FUND:
  Class A..................    887      6,677     304      2,680      --         --
  Class B..................    270      2,020      83        728      --         --
  Class C..................    283      2,141     115      1,013      --         --
  Class Y..................      9         75      39        343      --         --
TOTAL RETURN BOND FUND:
  Class A..................    741      7,890     300      3,175      --         --
  Class B..................    277      2,942     113      1,196      --         --
  Class C..................    289      3,072     119      1,257      --         --
  Class Y..................    191      2,051     178      1,894      --         --

 * For the period ended October 31, 2001. See Statements of Changes in Net Assets for dates.
** For the year ended. See Statements of Changes in Net Assets for dates.
 # Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                                      SHARES ISSUED
                           SHARES REDEEMED                             FROM MERGER
    -------------------------------------------------------------   -----------------
           2002                  2001*               2001**               2002
    -------------------   -------------------   -----------------   -----------------
    SHARES     AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
    -------   ---------   -------   ---------   ------   --------   ------   --------
     (2,518)  $ (20,394)     (355)  $  (3,177)      --   $     --
       (518)     (4,001)      (44)       (392)      --         --
       (732)     (5,785)     (158)     (1,436)      --         --
         (1)        (10)        #           #       --         --
       (134)     (1,639)       --          --       --         --
        (14)       (147)       --          --       --         --
        (44)       (468)       --          --       --         --
       (735)     (8,866)      (84)     (1,067)    (559)    (9,232)
     (5,098)    (68,366)     (718)    (10,063)  (4,096)   (73,297)
       (460)     (5,592)      (68)       (853)    (335)    (5,489)
       (201)     (2,481)      (58)       (695)    (209)    (3,343)
         --          --        --          --       --         --
    (15,369)   (238,440)   (8,304)   (159,690)      --         --
     (6,336)    (92,861)   (4,124)    (75,915)      --         --
     (7,933)   (117,952)   (5,049)    (93,677)      --         --
       (135)     (2,507)     (222)     (4,623)      --         --
       (916)     (7,524)      (31)       (283)      --         --
       (173)     (1,383)      (10)        (94)      --         --
       (340)     (2,812)       (7)        (66)      --         --
         --          --         #           #       --         --
     (6,736)    (64,226)   (2,733)    (31,364)      --         --    1,945   $ 20,626
     (1,387)    (12,606)     (584)     (6,518)      --         --    1,206     12,446
     (2,046)    (18,897)   (1,188)    (13,253)      --         --      179      1,856
         (6)        (61)       (2)        (22)      --         --       --         --
     (7,280)   (107,015)   (2,669)    (44,146)      --         --
     (2,118)    (30,687)   (1,082)    (17,804)      --         --
     (2,749)    (39,850)     (936)    (15,285)      --         --
     (1,567)    (25,703)     (214)     (3,561)      --         --
    (19,331)   (261,961)  (10,324)   (158,338)      --         --   10,210    149,372
    (10,661)   (140,899)   (6,211)    (93,724)      --         --    4,011     58,085
     (9,892)   (133,048)   (5,987)    (91,683)      --         --      721     10,535
     (3,901)    (59,007)     (599)     (9,222)      --         --       --         --
     (6,676)    (51,831)   (2,281)    (20,549)      --         --    5,090     41,430
     (1,863)    (14,165)     (476)     (4,200)      --         --    3,935     31,948
     (1,872)    (14,323)     (696)     (6,186)      --         --      337      2,737
       (561)     (4,796)     (275)     (2,482)      --         --       --         --
    (33,367)   (355,641)  (20,616)   (218,627)      --         --       --         --
     (2,452)    (25,988)   (1,259)    (13,273)      --         --       --         --
     (4,332)    (46,166)   (2,061)    (21,871)      --         --       --         --
     (2,587)    (27,678)     (594)     (6,339)      --         --       --         --


                NET INCREASE (DECREASE) OF SHARES
     --------------------------------------------------------
           2002                2001*              2001**
     -----------------   -----------------   ----------------
     SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
     ------   --------   ------   --------   ------   -------
      1,479   $ 16,800    7,594   $ 75,876      --    $    --
        495      5,397    2,107     20,990      --         --
        821      8,635    2,748     27,393      --         --
         68        625        1         10      --         --
        502      6,608       --         --      --         --
        157      1,826       --         --      --         --
        137      1,609       --         --      --         --
       (495)    (5,746)     (40)      (497)    394      6,719
     (4,046)   (53,347)    (492)    (6,845)  1,785     32,938
       (174)    (1,925)       6         98     439      7,416
       (130)    (1,527)     (16)      (140)     57      1,056
         --          1       --         --      --         --
      3,060     72,759   15,431    314,049      --         --
     (2,119)   (24,517)   3,462     71,780      --         --
     (2,656)   (32,747)   4,773     97,523      --         --
        851     13,254      213      4,426      --         --
      2,431     23,394    1,522     14,680      --         --
        470      4,470      226      2,166      --         --
        682      6,440      531      5,147      --         --
          #          2       30        300      --         --
      4,190     47,839    8,676    103,759      --         --
      1,039     11,811    1,207     14,410      --         --
       (587)    (4,321)   1,228     15,052      --         --
         35        364        6         76      --         --
     25,974    410,049   16,987    285,285      --         --
      4,038     64,289    3,037     50,519      --         --
      4,625     73,195    4,022     67,003      --         --
       (597)   (10,771)     426      7,356      --         --
     22,579    333,036   23,347    363,245      --         --
      1,563     32,260    6,334     99,578      --         --
         90      8,574    7,941    124,614      --         --
     (3,563)   (54,198)     111      1,962      --         --
      8,802     71,021    2,857     25,534      --         --
      4,593     37,147    1,131     10,273      --         --
      2,769     22,182    2,221     20,187      --         --
       (498)    (4,252)     173      1,636      --         --
      8,718     92,879    7,555     80,413      --         --
      3,974     42,260    2,961     31,530      --         --
      4,268     45,451    4,046     43,111      --         --
       (311)    (3,250)   1,001     10,758      --         --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    SHARES SOLD
                           --------------------------------------------------------------
                                    2002                  2001*               2001**
                           ----------------------   ------------------   ----------------
                            SHARES       AMOUNT     SHARES     AMOUNT    SHARES   AMOUNT
                           ---------   ----------   -------   --------   ------   -------
TAX-FREE MINNESOTA FUND:
  Class A................        208   $    2,183        --   $     --      --    $    --
  Class B................         25          258        --         --      --         --
  Class C................         29          303        --         --      --         --
  Class E................         69          717         4         35      76        787
  Class H................         --           --         #          #       #          6
  Class L................         22          219         8         83      41        408
  Class M................          3           34         5         55      13        130
  Class N................          2           26         #          1       1         15
  Class Y................          #            1        --         --      --         --
TAX-FREE NATIONAL FUND:
  Class A................      1,189       13,321        --         --      --         --
  Class B................        380        4,241        --         --      --         --
  Class C................        312        3,487        --         --      --         --
  Class E................         64          708         4         40      90        987
  Class H................         16          182         1         11      32        333
  Class L................         57          625        17        189     166      1,813
  Class M................         19          209         #          #      13        139
  Class N................         18          199         6         63      20        214
  Class Y................          #            1        --         --      --         --
U.S. GOVERNMENT
  SECURITIES FUND:
  Class A................      9,877       96,314        --         --      --         --
  Class B................      4,502       43,685        --         --      --         --
  Class C................      5,728       55,648        --         --      --         --
  Class E................        562        5,375       357      3,383   1,047      9,587
  Class H................        156        1,495       104        982     334      3,047
  Class L................      3,304       31,232     1,218     11,595   2,143     19,798
  Class M................        183        1,737       128      1,216     228      2,097
  Class N................         33          315        74        702     515      4,763
  Class Y................          #            1        --         --      --         --
MONEY MARKET FUND:
  Class A................  1,017,129    1,017,129   619,935    619,935      --         --
  Class B................    109,766      109,766    66,940     66,940      --         --
  Class C................    113,576      113,576   162,817    162,817      --         --
  Class Y................     12,352       12,352    40,769     40,769      --         --

                                 SHARES ISSUED FOR REINVESTED DIVIDENDS
                           ---------------------------------------------------
                                2002              2001*            2001**
                           ---------------   ---------------   ---------------
                           SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT
                           ------   ------   ------   ------   ------   ------
TAX-FREE MINNESOTA FUND:
  Class A................      2    $   16      --    $   --     --     $   --
  Class B................     --         1      --        --     --         --
  Class C................     --         2      --        --     --         --
  Class E................     76       792       8        79    106      1,080
  Class H................      2        19       #         3      4         39
  Class L................      9        94       1         9     12        125
  Class M................      1        12       #         2      3         32
  Class N................     --         3       #         #      #          5
  Class Y................     --        --      --        --     --         --
TAX-FREE NATIONAL FUND:
  Class A................      8        93      --        --     --         --
  Class B................      2        24      --        --     --         --
  Class C................      1        19      --        --     --         --
  Class E................    102     1,125       9       102    122      1,323
  Class H................      7        79       1         8     10        106
  Class L................     21       227       2        21     22        244
  Class M................      4        48       #         4      5         53
  Class N................      2        18       #         1      1         12
  Class Y................     --        --      --        --     --         --
U.S. GOVERNMENT
  SECURITIES FUND:
  Class A................     61       597      --        --     --         --
  Class B................     25       245      --        --     --         --
  Class C................     20       199      --        --     --         --
  Class E................    531     5,069     191     1,823    896      8,235
  Class H................     29       271      10        90     40        365
  Class L................    170     1,622      52       492    228      2,104
  Class M................     19       184       6        54     23        206
  Class N................      6        62       2        18      8         76
  Class Y................     --        --      --        --     --         --
MONEY MARKET FUND:
  Class A................  2,029     2,029   1,936     1,936     --         --
  Class B................    204       204     699       699     --         --
  Class C................    202       202     904       904     --         --
  Class Y................    123       123     964       964     --         --

 * For the period ended October 31, 2001. See Statements of Changes in Net Assets for dates.
** For the year ended. See Statements of Changes in Net Assets for dates.
 # Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                                        SHARES ISSUED
                            SHARES REDEEMED                              FROM MERGER
    ---------------------------------------------------------------   ------------------
            2002                  2001*                2001**                2002
    --------------------   --------------------   -----------------   ------------------
     SHARES     AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
    --------   ---------   --------   ---------   ------   --------   -------   --------
         (12)  $    (124)        --   $      --       --   $     --
          (2)        (21)        --          --       --         --
          --          --         --          --       --         --
        (274)     (2,834)       (16)       (163)    (403)    (4,125)
         (52)       (536)        (1)         (6)      (8)       (80)
         (52)       (537)       (15)       (154)     (57)      (574)
         (25)       (258)        (8)        (82)     (23)      (234)
          (2)        (30)         #           #       (8)       (84)
          --          --         --          --       --         --
        (116)     (1,304)        --          --       --         --
         (46)       (515)        --          --       --         --
         (35)       (396)        --          --       --         --
        (465)     (5,124)       (42)       (470)    (398)    (4,331)
        (185)     (2,029)       (22)       (242)     (80)      (862)
        (143)     (1,565)       (14)       (155)     (94)    (1,024)
         (40)       (445)         #           #      (10)      (113)
         (14)       (161)         #           #       (6)       (64)
          --          --         --          --       --         --
      (2,321)    (22,790)        --          --       --         --
        (535)     (5,225)        --          --       --         --
      (1,610)    (15,728)        --          --       --         --
      (4,688)    (44,397)      (583)     (5,524)  (3,331)   (30,518)
        (354)     (3,383)       (75)       (712)    (240)    (2,199)
      (3,941)    (37,337)      (935)     (8,909)  (2,195)   (20,236)
        (207)     (1,976)       (17)       (160)    (168)    (1,543)
        (101)       (961)       (11)       (107)    (534)    (4,931)
          --          --         --          --       --         --
    (997,122)   (997,122)  (579,020)   (579,020)      --         --   194,078   $194,078
     (65,167)    (65,167)   (33,615)    (33,615)      --         --     5,247      5,247
    (102,381)   (102,381)  (116,690)   (116,690)      --         --       624        624
     (42,969)    (42,969)   (26,749)    (26,749)      --         --        --         --


                 NET INCREASE (DECREASE) OF SHARES
     ---------------------------------------------------------
            2002               2001*              2001**
     ------------------   ----------------   -----------------
     SHARES     AMOUNT    SHARES   AMOUNT    SHARES    AMOUNT
     -------   --------   ------   -------   ------   --------
         198   $  2,075       --   $    --       --   $     --
          23        238       --        --       --         --
          29        305       --        --       --         --
        (129)    (1,325)      (4)      (49)    (221)    (2,258)
         (50)      (517)      (1)       (3)      (4)       (35)
         (21)      (224)      (6)      (62)      (4)       (41)
         (21)      (212)      (3)      (25)      (7)       (72)
           #         (1)      --         1       (7)       (64)
           #          1       --        --       --         --
       1,081     12,110       --        --       --         --
         336      3,750       --        --       --         --
         278      3,110       --        --       --         --
        (299)    (3,291)     (29)     (328)    (186)    (2,021)
        (162)    (1,768)     (20)     (223)     (38)      (423)
         (65)      (713)       5        55       94      1,033
         (17)      (188)       #         4        8         79
           6         56        6        64       15        162
           #          1       --        --       --         --
       7,617     74,121       --        --       --         --
       3,992     38,705       --        --       --         --
       4,138     40,119       --        --       --         --
      (3,595)   (33,953)     (35)     (318)  (1,388)   (12,696)
        (169)    (1,617)      39       360      134      1,213
        (467)    (4,483)     335     3,178      176      1,666
          (5)       (55)     117     1,110       83        760
         (62)      (584)      65       613      (11)       (92)
           #          1       --        --       --         --
     216,114    216,114   42,851    42,851       --         --
      50,050     50,050   34,024    34,024       --         --
      12,021     12,021   47,031    47,031       --         --
     (30,494)   (30,494)  14,984    14,984       --         --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

7.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and passive foreign investment company
     (PFIC) income classifications, and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                  ACCUMULATED NET
                                                              UNDISTRIBUTED NET    REALIZED GAIN
                                                              INVESTMENT INCOME       (LOSS)        PAID-IN-CAPITAL
                                                              -----------------   ---------------   ---------------
        Global Communications Fund..........................       $    15            $    (3)         $    (12)
        Global Financial Services Fund......................             5                 --                (5)
        Global Health Fund..................................         2,203             (2,203)               --
        Global Technology Fund..............................           931                925            (1,856)
        International Small Company Fund....................            (1)                 1                --
        SmallCap Growth Fund................................         2,034                  7            (2,041)
        Small Company Fund..................................         3,040             (1,955)           (1,085)
        International Capital Appreciation Fund.............            (4)                 4                --
        Capital Appreciation Fund...........................        20,549             17,163           (37,712)
        Growth Opportunities Fund...........................         5,091                 47            (5,138)
        MidCap Fund.........................................        12,183             (3,125)           (9,058)
        MidCap Value Fund...................................           625                  3              (628)
        Value Opportunities Fund............................           181                  9              (190)
        International Opportunities Fund....................           (16)               655              (639)
        Global Leaders Fund.................................            54                279              (333)
        Focus Fund..........................................         1,063                 --            (1,063)
        Growth Fund.........................................         1,674                 11            (1,685)
        Stock Fund..........................................         5,809                 --            (5,809)
        Value Fund..........................................           (26)                18                 8
        Growth and Income Fund..............................         1,067                 --            (1,067)
        Dividend and Growth.................................          (460)               314               146
        Advisers Fund.......................................          (226)               226                --
        High Yield Fund.....................................           138             31,415           (31,553)
        Total Return Bond Fund..............................         1,562             (1,562)               --
        U.S. Government Securities..........................          (227)            25,621           (25,394)

     During the year ended October 31, 2002, the Global Technology Fund, the International Opportunities Fund, the Small Company Fund and the MidCap Fund realized ($925), ($547), $2,151 and $3,125, respectively, of net capital gain (loss) resulting form in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Any gains/losses resulting from the transactions are not taxable to the Fund and are not distributed to shareholders. These gains/losses have been reclassified from accumulated net realized gains/losses to paid in capital.

--------------------------------------------------------------------------------

8.   CAPITAL LOSS CARRYFORWARDS:

     As of October 31, 2002 (tax year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes as follows:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Global Communications Fund..................................  $  6,987   2009-2010
        Global Financial Services Fund..............................     1,944   2009-2010
        Global Technology Fund......................................    70,335   2009-2010
        International Small Company Fund............................       405   2009-2010
        SmallCap Growth Fund........................................    80,758   2009-2010
        Small Company Fund..........................................   132,354   2009-2010
        International Capital Appreciation Fund.....................     1,800   2009-2010
        Capital Appreciation Fund...................................   689,670   2009-2010
        Growth Opportunities Fund...................................   217,809        2009
        MidCap Fund.................................................   130,031   2009-2010
        MidCap Value Fund...........................................     2,174   2009-2010
        Value Opportunities Fund....................................     8,600   2009-2010
        International Opportunities Fund............................    55,536   2009-2010
        Global Leaders Fund.........................................   222,836   2009-2010
        Focus Fund..................................................    15,785   2009-2010
        Growth Fund.................................................    80,330   2009-2010
        Stock Fund..................................................   374,519   2009-2010
        Value Fund..................................................     4,067        2010
        Growth and Income Fund......................................   102,989   2009-2010
        Dividend and Growth Fund....................................     7,376        2010
        Advisers Fund...............................................   245,429   2009-2010
        High Yield Fund.............................................    44,910   2007-2010
        U.S. Government Securities Fund.............................    28,421   2003-2008

         In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carry forwards (acquired via merger) is limited on an annual basis in the amounts as follows:

                                                                        ANNUAL
        ACQUIRING FUND                                                LIMITATION
        --------------                                                ----------
        International Opportunities Fund............................    $  960
        High Yield Fund.............................................     3,813

9.   LINE OF CREDIT:

     The Funds participate in a $550,000 committed revolving line of credit facility. The credit facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The credit facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. As of October 31, 2002, the Funds did not have any borrowings under this credit facility.

     Under a separate credit facility that terminated on March 31, 2002, there was one borrowing. The Growth Opportunities Fund utilized the credit facility during the year ended October 31, 2002. Growth Opportunities Fund borrowed $25,000 for a 5 day period at a cost of $8.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

10. HARTFORD LIFE ACQUISITION:

     On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. Prior to the acquisition, Fortis Advisers served as investment adviser for the Fortis Funds and Fortis Investors served as the principal underwriter to the funds. Hartford Investment Financial Services Company (HIFSCO), a wholly owned indirect subsidiary of The Hartford, became the investment adviser to the Fortis Funds. Hartford Administrative Services Company, formerly Fortis Advisers, became transfer agent and dividend agent to the Fortis Funds. HIFSCO became the principal underwriter to the Fortis Funds.

     Maryland Redomestication: On November 30, 2001, SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, U.S. Government Securities Fund, Tax-Free Minnesota Fund and Tax-Free National Fund were redomesticated as a series of a New Maryland Corporation, The Hartford Mutual Fund II, Inc., formerly Hartford-Fortis Series Fund, Inc.

11. FUND MERGERS:

     Effective with the close of business on February 15, 2002, shareholders approved the following fund mergers:

         Fortis Growth & Income Fund merged into The Hartford Growth and Income Fund

         Fortis Asset Allocation Portfolio merged into The Hartford Advisers
         Fund

         Fortis High Yield Fund merged into The Hartford High Yield Fund

         Fortis Money Fund merged into The Hartford Money Market Fund

         Fortis Global Growth Portfolio merged into The Hartford Global Leaders Fund

         Fortis International Equity Portfolio merged into The Hartford International Opportunities Fund

         Fortis Classes A and Z were merged into Hartford Class A; Fortis Classes B and H were merged into Hartford Class B; and Fortis Class C was merged into Hartford Class C.

         For each merger the acquiring fund was the accounting survivor.

         The mergers were accomplished by tax free exchanges as detailed below:

        GROWTH AND INCOME FUND                                       CLASS A    CLASS B   CLASS C   CLASS Y
        ----------------------                                       --------   -------   -------   -------
        Net assets of Fortis Growth & Income on February 15,
          2002.....................................................  $ 20,626   $12,446   $ 1,856
        Fortis Growth & Income shares exchanged....................     1,696     1,043       155
        Hartford Growth and Income shares issued...................     1,945     1,206       179
        Net assets of Hartford Growth & Income immediately before
          the merger...............................................  $267,115   $46,629   $63,400    $528
        Combined net assets........................................  $287,731   $59,072   $65,250    $528

        ADVISERS FUND                                            CLASS A/Z    CLASS B/H   CLASS C    CLASS Y
        -------------                                            ----------   ---------   --------   -------
        Net assets of Fortis Asset Allocation on February 15,
          2002.................................................  $  149,372   $ 58,085    $ 10,535
        Fortis Asset Allocation shares exchanged...............      10,445      4,097         747
        Hartford Advisers shares issued........................      10,210      4,011         721
        Net assets of Hartford Advisers immediately before the
          merger...............................................  $1,193,698   $654,672    $508,986   $1,445
        Combined net assets....................................  $1,343,097   $712,761    $519,523   $1,445

        HIGH YIELD FUND                                           CLASS A      CLASS B    CLASS C    CLASS Y
        ---------------                                          ----------   ---------   --------   -------
        Net assets of Fortis High Yield on February 15, 2002...  $   41,430   $ 31,948    $  2,737
        Fortis High Yield shares exchanged.....................       8,797      6,779         581
        Hartford High Yield shares issued......................       5,090      3,935         337
        Net assets of Hartford High Yield immediately before
          the merger...........................................  $   56,119   $ 18,466    $ 33,142   $    1
        Combined net assets....................................  $   97,574   $ 50,435    $ 35,887   $    1

--------------------------------------------------------------------------------

        MONEY MARKET FUND                                         CLASS A     CLASS B/H   CLASS C    CLASS Y
        -----------------                                        ----------   ---------   --------   -------
        Net assets of Fortis Money Fund on February 15, 2002...  $  194,078   $  5,247    $    624
        Fortis Money Fund shares exchanged.....................     194,078      5,247         624
        Hartford Money Market shares issued....................     194,078      5,247         624
        Net assets of Hartford Money Market immediately before
          the merger...........................................  $   93,806   $ 44,287    $ 50,627   $  804
        Combined net assets....................................  $  287,883   $ 49,534    $ 51,252   $  804

        GLOBAL LEADERS FUND                                       CLASS A      CLASS B    CLASS C    CLASS Y
        -------------------                                      ----------   ---------   --------   -------
        Net assets of Fortis Global Growth Fund on February 15,
          2002.................................................  $   81,253   $ 26,325    $  3,427
        Fortis Global Growth Fund shares exchanged.............       4,773      1,659         215
        Hartford Global Leaders shares issued..................       6,063      2,012         262
        Net assets of Hartford Global Leaders immediately
          before the merger....................................  $  261,919   $ 65,618    $104,332   $    1
        Combined net assets....................................  $  343,672   $ 91,938    $107,753   $    1

        INTERNATIONAL OPPORTUNITIES FUND                          CLASS A      CLASS B    CLASS C    CLASS Y
        --------------------------------                         ----------   ---------   --------   -------
        Net assets of Fortis International Equity on February
          15, 2002.............................................  $   12,538   $  5,906    $    711
        Fortis International Equity shares exchanged...........         912        439          53
        Hartford International Opportunities shares issued.....       1,418        636          77
        Net assets of Hartford International Opportunities
          immediately before the merger........................  $   77,338   $ 18,688    $ 17,707   $5,426
        Combined net assets....................................  $   90,952   $ 24,593    $ 18,416   $5,501

         The Fortis Growth & Income Fund, Fortis Asset Allocation Portfolio, Fortis High Yield Fund, Fortis Money Fund, Fortis Global Growth Portfolio and Fortis International Equity Portfolio had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                    UNREALIZED     ACCUMULATED NET
                                                                   APPRECIATION    REALIZED GAINS
        FUND                                                       (DEPRECATION)      (LOSSES)       CAPITAL STOCK
        ----                                                       -------------   ---------------   -------------
        Fortis Growth & Income Fund..............................    $   (670)        $ (1,119)        $ 36,717
        Fortis Asset Allocation Fund.............................      (8,150)          (2,713)         228,855
        Fortis High Yield Fund...................................     (25,192)         (60,942)         162,249
        Fortis Money Fund........................................          --               --          199,949
        Fortis Global Growth Fund................................       3,855             (616)         107,766
        Fortis International Equity Fund.........................        (570)          (7,152)          26,877

NOTE 12. CHANGE OF AUDITORS (UNAUDITED)

     On April 30, 2002 and August 1, 2002, the Board of Directors dismissed Arthur Andersen LLP and KPMG LLP as the Funds' independent auditors, and appointed Ernst & Young LLP for the fiscal year ending October 31, 2002. During the two most recent fiscal years, the audit reports of Arthur Andersen LLP and KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen LLP or KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP or KPMG LLP would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $ 4.57       $   --        $(1.33)       $  --         $   --           $  --
   Class B....................................    4.54        (0.04)        (1.31)          --             --              --
   Class C....................................    4.54        (0.04)        (1.31)          --             --              --
   Class Y....................................    4.60           --         (1.34)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   10.00        (0.02)        (5.41)          --             --              --
   Class B....................................   10.00        (0.05)        (5.41)          --             --              --
   Class C....................................   10.00        (0.05)        (5.41)          --             --              --
   Class Y....................................   10.00           --         (5.40)          --             --              --
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    9.37         0.04         (1.38)          --             --              --
   Class B....................................    9.30        (0.02)        (1.36)          --             --              --
   Class C....................................    9.30        (0.02)        (1.36)          --             --              --
   Class Y....................................    9.41         0.08         (1.39)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   10.00         0.02         (0.65)          --             --              --
   Class B....................................   10.00        (0.03)        (0.67)          --             --              --
   Class C....................................   10.00        (0.03)        (0.67)          --             --              --
   Class Y....................................   10.00         0.07         (0.66)          --             --              --
THE HARTFORD GLOBAL HEALTH FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................   13.47        (0.09)        (1.68)          --          (0.28)             --
   Class B....................................   13.31        (0.18)        (1.65)          --          (0.28)             --
   Class C....................................   13.32        (0.18)        (1.65)          --          (0.28)             --
   Class Y....................................   13.58        (0.02)        (1.67)          --          (0.28)             --
   For the Year Ended October 31, 2001
   Class A....................................   13.86        (0.06)         0.23           --          (0.56)             --
   Class B....................................   13.81        (0.12)         0.18           --          (0.56)             --
   Class C....................................   13.81        (0.13)         0.20           --          (0.56)             --
   Class Y....................................   13.89        (0.01)         0.26           --          (0.56)             --
   From inception May 1, 2000, through October
     31, 2000
   Class A....................................   10.00        (0.01)         3.87           --             --              --
   Class B....................................   10.00        (0.04)         3.85           --             --              --
   Class C....................................   10.00        (0.04)         3.85           --             --              --
   Class Y....................................   10.00         0.01          3.88           --             --              --
THE HARTFORD GLOBAL TECHNOLOGY FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    4.01         (.12)         (.91)          --             --              --
   Class B....................................    3.96        (0.18)        (0.86)          --             --              --
   Class C....................................    3.97        (0.19)        (0.86)          --             --              --
   Class Y....................................    4.04        (0.14)        (0.89)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................    8.72        (0.08)        (4.55)          --          (0.08)             --
   Class B....................................    8.68        (0.11)        (4.53)          --          (0.08)             --
   Class C....................................    8.68        (0.11)        (4.52)          --          (0.08)             --
   Class Y....................................    8.73        (0.04)        (4.57)          --          (0.08)             --
   From inception May 1, 2000, through October
     31, 2000
   Class A....................................   10.00        (0.05)        (1.23)          --             --              --
   Class B....................................   10.00        (0.07)        (1.25)          --             --              --
   Class C....................................   10.00        (0.06)        (1.26)          --             --              --
   Class Y....................................   10.00        (0.02)        (1.25)          --             --              --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 3.24        (29.10)%    $  3,506         2.03%           1.65%           (0.10)%         84%
         3.19        (29.74)          846         2.70            2.35            (0.80)          --
         3.19        (29.74)          736         2.57            2.35            (0.78)          --
         3.26        (29.13)          481         1.27            1.20             0.40           --
         4.57        (54.30)        4,050         1.73            1.66            (0.42)          84
         4.54        (54.60)          832         2.46            2.36            (1.12)          --
         4.54        (54.60)          875         2.44            2.36            (1.12)          --
         4.60        (54.00)          460         1.20            1.20             0.03           --
         8.03        (14.30)        9,739         1.98            1.65             0.51           76
         7.92        (14.84)        2,755         2.68            2.35            (0.20)          --
         7.92        (14.84)        2,548         2.54            2.35            (0.20)          --
         8.10        (13.92)        1,435         1.25            1.20             0.96           --
         9.37         (6.30)        9,946         1.89            1.70             0.25          115
         9.30         (7.00)        2,052         2.61            2.40            (0.45)          --
         9.30         (7.00)        2,053         2.60            2.40            (0.45)          --
         9.41         (5.90)          941         1.35            1.24             0.70           --
        11.42        (13.43)      101,881         1.79            1.65            (0.70)          63
        11.20        (14.05)       45,659         2.48            2.35            (1.40)          --
        11.21        (14.08)       43,042         2.35            2.35            (1.40)          --
        11.61        (12.68)          881         1.17            1.17            (0.22)          --
        13.47          1.18        98,971         1.67            1.62            (0.61)          58
        13.31          0.36        42,578         2.36            2.35            (1.33)          --
        13.32          0.43        44,306         2.33            2.33            (1.31)          --
        13.58          1.78         4,340         1.12            1.12            (0.11)          --
        13.86         38.74(d)     44,917         1.72(b)         1.65(b)         (0.33)(b)       92
        13.81         38.24(d)     20,574         2.43(b)         2.35(b)         (1.03)(b)       --
        13.81         38.24(d)     26,830         2.40(b)         2.35(b)         (1.03)(b)       --
        13.89         39.04(d)      2,507         1.20(b)         1.20(b)          0.12(b)        --
         2.98        (25.69)       18,321         1.86            1.65            (1.44)         174
         2.92        (26.26)        8,170         2.54            2.35            (2.14)          --
         2.92        (26.45)        9,560         2.39            2.35            (2.15)          --
         3.01        (25.50)          512         1.15            1.15            (0.97)          --
         4.01        (53.56)       24,824         1.71            1.66            (1.24)         253
         3.96        (53.93)       10,962         2.43            2.36            (1.94)          --
         3.97        (53.81)       15,581         2.37            2.36            (1.94)          --
         4.04        (53.27)        4,602         1.13            1.13            (0.71)          --
         8.72        (14.26)(d)    33,221         1.77(b)         1.66(b)         (1.37)(b)      104
         8.68        (14.65)(d)    15,676         2.46(b)         2.35(b)         (2.07)(b)       --
         8.68        (14.65)(d)    21,615         2.43(b)         2.35(b)         (2.07)(b)       --
         8.73        (14.16)(d)     4,677         1.32(b)         1.20(b)         (0.92)(b)       --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $ 8.82       $ 0.03       $ (0.48)       $  --         $    --          $  --
   Class B....................................    8.81         (.02)         (.45)          --              --             --
   Class C....................................    8.78        (0.03)        (0.47)          --              --             --
   Class Y....................................    8.84          .09          (.50)          --              --             --
   From inception April 30, 2001, through
     October 31, 2001
   Class A....................................   10.00         0.04         (1.22)          --              --             --
   Class B....................................   10.00           --         (1.19)          --              --             --
   Class C....................................   10.00         0.01         (1.23)          --              --             --
   Class Y....................................   10.00         0.06         (1.22)          --              --             --
THE HARTFORD SMALLCAP GROWTH FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................   20.21         (.06)        (4.58)          --              --             --
   Class B....................................   18.73         (.08)        (4.29)          --              --             --
   Class C....................................   18.73         (.09)        (4.29)          --              --             --
   Class Y....................................   20.21         (.08)        (4.52)          --              --             --
   For the Year Ended October 31, 2002
   Class H....................................   17.71         (.36)        (2.65)          --           (0.33)            --
   Class L....................................   19.04        (0.20)        (2.95)          --           (0.33)            --
   Class M....................................   17.70         (.33)        (2.68)          --           (0.33)            --
   Class N....................................   17.71         (.34)        (2.67)          --           (0.33)            --
   For the Two-Month Period Ended October 31,
     2001
   Class H....................................   19.77        (0.04)        (2.02)          --              --             --
   Class L....................................   21.24        (0.03)        (2.17)          --              --             --
   Class M....................................   19.76        (0.04)        (2.02)          --              --             --
   Class N....................................   19.77        (0.04)        (2.02)          --              --             --
   For the Year Ended August 31, 2001
   Class H....................................   57.72        (0.72)       (24.24)          --          (12.99)            --
   Class L....................................   60.44        (0.17)       (26.04)          --          (12.99)            --
   Class M....................................   57.66        (0.68)       (24.23)          --          (12.99)            --
   Class N....................................   57.71        (0.71)       (24.24)          --          (12.99)            --
   For the Year Ended August 31, 2000
   Class H....................................   34.94        (0.47)        33.83           --          (10.58)            --
   Class L....................................   36.04        (0.44)        35.42           --          (10.58)            --
   Class M....................................   34.91        (0.47)        33.80           --          (10.58)            --
   Class N....................................   34.94        (0.47)        33.82           --          (10.58)            --
   For the Year Ended August 31, 1999
   Class H....................................   25.92        (0.90)        18.42           --           (8.50)            --
   Class L....................................   26.42        (0.30)        18.42           --           (8.50)            --
   Class M....................................   25.90        (0.91)        18.42           --           (8.50)            --
   Class N....................................   25.92        (0.90)        18.42           --           (8.50)            --
   For the Year Ended August 31, 1998
   Class H....................................   30.18        (0.43)        (3.83)          --              --             --
   Class L....................................   30.60        (0.35)        (3.83)          --              --             --
   Class M....................................   30.16        (0.43)        (3.83)          --              --             --
   Class N....................................   30.18        (0.43)        (3.83)          --              --             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 8.37         (5.10)%    $  4,598         3.09%           1.65%            0.44%         194%
         8.34         (5.34)          926         3.81            2.35            (0.26)          --
         8.28         (5.70)          859         3.53            2.35            (0.26)          --
         8.43         (4.64)          969         1.91            1.20             0.89           --
         8.82        (11.80)(d)     2,156         3.46(b)         1.65(b)          0.86(b)       128
         8.81        (11.90)(d)       275         4.12(b)         2.35(b)          0.16(b)        --
         8.78        (12.20)(d)       425         4.12(b)         2.35(b)          0.16(b)        --
         8.84        (11.60)(d)       265         2.92(b)         1.20(b)          1.31(b)        --
        15.57        (22.97)(d)     3,457         1.82(b)         1.45(b)         (0.93)(b)       93
        14.36        (23.31)(d)     1,756         2.52(b)         2.15(b)         (1.60)(b)       --
        14.35        (23.37)(d)     1,432         2.38(b)         2.15(b)         (1.60)(b)       --
        15.61        (22.77)(d)         1         1.06(b)         1.00(b)         (0.60)(b)       --
        14.37        (17.41)       16,675         2.05            2.05            (1.65)          93
        15.56        (16.92)       86,414         1.50            1.45            (1.06)          --
        14.36        (17.42)       13,714         2.05            2.05            (1.65)          --
        14.37        (17.41)        4,757         2.05            2.05            (1.65)          --
        17.71        (10.42)(d)    23,059         2.05(b)         2.05(b)         (1.57)(b)       17
        19.04        (10.36)(d)   121,440         1.50(b)         1.50(b)         (1.02)(b)       --
        17.70        (10.43)(d)    18,115         2.05(b)         2.05(b)         (1.57)(b)       --
        17.71        (10.42)(d)     6,495         2.05(b)         2.05(b)         (1.57)(b)       --
        19.77        (50.88)       26,051         1.94            1.94            (1.12)         151
        21.24        (50.60)      138,175         1.39            1.39            (0.57)          --
        19.76        (50.84)       20,522         1.94            1.94            (1.12)          --
        19.77        (50.87)        7,278         1.94            1.94            (1.12)          --
        57.72        114.64        50,558         1.90            1.90            (1.49)         212
        60.44        115.84       314,326         1.35            1.35            (0.94)          --
        57.66        114.66        38,246         1.90            1.90            (1.49)          --
        57.71        114.60        14,300         1.90            1.90            (1.49)          --
        34.94         79.33        20,755         2.05            2.05            (1.63)         271
        36.04         80.27       147,346         1.50            1.50            (1.08)          --
        34.91         79.35        11,426         2.05            2.05            (1.63)          --
        34.94         79.33         3,612         2.05            2.05            (1.63)          --
        25.92        (14.12)       11,933         2.07            2.07            (1.52)          47
        26.42        (13.66)       79,813         1.52            1.52            (0.97)          --
        25.90        (14.12)        5,849         2.07            2.07            (1.52)          --
        25.92        (14.12)        1,794         2.07            2.07            (1.52)          --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $12.00       $(0.12)       $(1.95)       $  --         $   --           $  --
   Class B....................................   11.52        (0.20)        (1.86)          --             --              --
   Class C....................................   11.53         (.20)        (1.86)          --             --              --
   Class Y....................................   12.35         (.06)        (2.02)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   18.08        (0.08)        (5.41)          --          (0.59)             --
   Class B....................................   17.49        (0.16)        (5.22)          --          (0.59)             --
   Class C....................................   17.51        (0.19)        (5.20)          --          (0.59)             --
   Class Y....................................   18.50        (0.02)        (5.54)          --          (0.59)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   20.48        (0.04)        (1.47)          --          (0.89)             --
   Class B....................................   19.96        (0.11)        (1.47)          --          (0.89)             --
   Class C....................................   19.97        (0.12)        (1.45)          --          (0.89)             --
   Class Y....................................   20.84        (0.02)        (1.43)          --          (0.89)             --
   For the Year Ended December 31, 1999
   Class A....................................   13.31        (0.05)         8.52           --          (1.30)             --
   Class B....................................   13.09        (0.09)         8.26           --          (1.30)             --
   Class C....................................   13.09(f)     (0.08)(f)      8.26(f)        --          (1.30)(f)          --
   Class Y....................................   13.47        (0.03)         8.70           --          (1.30)             --
   For the Year Ended December 31, 1998
   Class A....................................   12.16        (0.06)         1.33           --          (0.12)             --
   Class B....................................   12.04        (0.12)         1.29           --          (0.12)             --
   Class Y....................................   12.24        (0.03)         1.38           --          (0.12)             --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   12.49(f)     (0.02)(f)      0.62(f)        --             --              --
   For the Year Ended December 31, 1997
   Class A....................................   10.68        (0.02)         2.05           --          (0.55)             --
   Class B....................................   10.65        (0.03)         1.97           --          (0.55)             --
   Class Y....................................   10.71        (0.01)         2.09           --          (0.55)             --
THE HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    7.62         0.02         (0.71)          --             --              --
   Class B....................................    7.59        (0.03)        (0.70)          --             --              --
   Class C....................................    7.59        (0.03)        (0.70)          --             --              --
   Class Y....................................    7.63         0.07         (0.72)          --             --              --
   From inception April 30, 2001, through
     October 31, 2001
   Class A....................................   10.00           --         (2.38)          --             --              --
   Class B....................................   10.00        (0.03)        (2.38)          --             --              --
   Class C....................................   10.00        (0.02)        (2.39)          --             --              --
   Class Y....................................   10.00         0.02         (2.39)          --             --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 9.93        (17.25)%    $ 96,302         1.64%           1.45%           (0.97)%        226%
         9.46        (17.88)       41,439         2.31%           2.15            (1.67)          --
         9.47        (17.87)       38,938         2.20%           2.15            (1.65)          --
        10.27        (16.84)       10,834         1.00%           1.00            (0.53)          --
        12.00        (31.36)      116,398         1.51            1.45            (0.64)         224
        11.52        (31.80)       49,738         2.19            2.15            (1.34)          --
        11.53        (31.82)       51,234         2.17            2.15            (1.34)          --
        12.35        (31.02)       33,473         0.95            0.95            (0.14)          --
        18.08         (7.70)(d)   164,280         1.50(b)         1.45(b)         (0.72)(b)      158
        17.49         (8.26)(d)    71,323         2.16(b)         2.15(b)         (1.42)(b)       --
        17.51         (8.21)(d)    77,337         2.16(b)         2.15(b)         (1.42)(b)       --
        18.50         (7.27)(d)    46,205         0.96(b)         0.96(b)         (0.23)(b)       --
        20.48         65.66       109,559         1.51            1.45            (0.92)         177
        19.96         64.46        53,358         2.15            2.15            (1.62)          --
        19.97(f)      64.58        37,672         2.20            2.15            (1.61)          --
        20.84         66.37        39,536         0.99            0.99            (0.46)          --
        13.31         10.46        37,623         1.57            1.45            (0.79)         267
        13.09          9.73        18,345         2.22            2.15            (1.49)          --
        13.47         11.05        13,004         1.02            1.00            (0.33)          --
        13.09(f)       4.80(d)      2,765         2.46(b)         2.15(b)         (1.49)(b)       --
        12.16         19.28        19,391         1.82            1.45            (0.61)         255
        12.04         18.49         9,694         2.53            2.15            (1.30)          --
        12.24         19.69         9,062         1.30            1.00            (0.14)          --
         6.93         (9.06)        4,666         2.98            1.65             0.34          330
         6.86         (9.62)          813         3.69            2.35            (0.42)          --
         6.86         (9.62)          826         3.55            2.35            (0.34)          --
         6.98         (8.52)          209         2.19            1.20             0.79           --
         7.62        (23.80)(d)     2,579         2.64(b)         1.65(b)         (0.09)(b)      135
         7.59        (24.10)(d)       327         3.35(b)         2.35(b)         (0.79)(b)       --
         7.59        (24.10)(d)       316         3.32(b)         2.35(b)         (0.79)(b)       --
         7.63        (23.70)(d)       229         2.10(b)         1.20(b)          0.36(b)        --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $24.12       $(0.06)      $ (3.59)       $  --         $   --           $  --
   Class B....................................   23.06         (.25)        (3.37)          --             --              --
   Class C....................................   23.04         (.22)        (3.38)          --             --              --
   Class Y....................................   24.85          .04         (3.66)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   33.20         0.05         (5.12)          --          (4.01)             --
   Class B....................................   32.14        (0.02)        (5.05)          --          (4.01)             --
   Class C....................................   32.10        (0.06)        (4.99)          --          (4.01)             --
   Class Y....................................   33.94         0.08         (5.16)          --          (4.01)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   31.72        (0.01)         3.15           --          (1.66)             --
   Class B....................................   30.92        (0.12)         3.00           --          (1.66)             --
   Class C....................................   30.89        (0.15)         3.02           --          (1.66)             --
   Class Y....................................   32.27         0.03          3.30           --          (1.66)             --
   For the Year Ended December 31, 1999
   Class A....................................   20.42        (0.07)        13.28           --          (1.91)             --
   Class B....................................   20.08        (0.19)        12.94           --          (1.91)             --
   Class C....................................   20.08(f)     (0.12)(f)     12.84(f)        --          (1.91)(f)          --
   Class Y....................................   20.66           --         13.52           --          (1.91)             --
   For the Year Ended December 31, 1998
   Class A....................................   19.90        (0.10)         0.75           --          (0.13)             --
   Class B....................................   19.71        (0.21)         0.71           --          (0.13)             --
   Class Y....................................   20.05        (0.06)         0.80           --          (0.13)             --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   19.67(f)     (0.06)(f)      0.47(f)        --             --(f)           --
   For the Year Ended December 31, 1997
   Class A....................................   13.36        (0.03)         7.34           --          (0.77)             --
   Class B....................................   13.32        (0.06)         7.22           --          (0.77)             --
   Class Y....................................   13.38        (0.03)         7.47           --          (0.77)             --
THE HARTFORD GROWTH OPPORTUNITIES FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................   19.80         (.06)        (4.43)          --             --              --
   Class B....................................   17.80         (.10)        (3.99)          --             --              --
   Class C....................................   17.80         (.09)        (4.01)          --             --              --
   Class Y....................................   19.80         (.06)        (4.39)          --             --              --
   For the Year Ended October 31, 2002
   Class H....................................   17.36        (0.32)        (3.10)          --          (0.21)             --
   Class L....................................   19.21        (0.13)        (3.54)          --          (0.21)             --
   Class M....................................   17.33         (.28)        (3.13)          --          (0.21)             --
   Class N....................................   17.34         (.34)        (3.08)          --          (0.21)             --
   Class Z....................................   19.77          .72         (4.41)          --          (0.21)             --
   For the Two-Month Period Ended October 31,
     2001
   Class H....................................   19.55        (0.11)        (2.08)          --             --              --
   Class L....................................   21.62        (0.11)        (2.30)          --             --              --
   Class M....................................   19.53        (0.12)        (2.08)          --             --              --
   Class N....................................   19.53        (0.11)        (2.08)          --             --              --
   Class Z....................................   22.24        (0.10)        (2.37)          --             --              --
   For the Year Ended August 31, 2001
   Class H....................................   42.35        (0.70)       (13.55)          --          (8.55)             --
   Class L....................................   45.45        (0.30)       (14.98)          --          (8.55)             --
   Class M....................................   42.31        (0.70)       (13.53)          --          (8.55)             --
   Class N....................................   42.32        (0.71)       (13.53)          --          (8.55)             --
   Class Z....................................   46.35        (0.15)       (15.41)          --          (8.55)             --
   For the Year Ended August 31, 2000
   Class H....................................   29.28        (0.30)        20.22           --          (6.85)             --
   Class L....................................   30.80        (0.20)        21.70           --          (6.85)             --
   Class M....................................   29.26        (0.30)        20.20           --          (6.85)             --
   Class N....................................   29.26        (0.30)        20.21           --          (6.85)             --
   Class Z....................................   31.23        (0.16)        22.13           --          (6.85)             --
   For the Year Ended August 31, 1999
   Class H....................................   28.86        (0.73)        10.72           --          (9.57)             --
   Class L....................................   29.78        (0.13)        10.72           --          (9.57)             --
   Class M....................................   28.85        (0.74)        10.72           --          (9.57)             --
   Class N....................................   28.85        (0.74)        10.72           --          (9.57)             --
   Class Z....................................   30.00        (0.06)        10.86           --          (9.57)             --
   For the Year Ended August 31, 1998
   Class H....................................   36.54        (0.25)        (3.59)          --          (3.84)             --
   Class L....................................   37.32        (0.11)        (3.59)          --          (3.84)             --
   Class M....................................   36.53        (0.25)        (3.59)          --          (3.84)             --
   Class N....................................   36.52        (0.24)        (3.59)          --          (3.84)             --
   Class Z....................................   37.47        (0.04)        (3.59)          --          (3.84)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $20.47        (15.13)%   $1,700,765        1.45%           1.40%           (0.28)%        112%
        19.44        (15.70)      884,553         2.14            2.14            (1.04)          --
        19.44        (15.62)      738,988         2.02            2.02            (0.92)          --
        21.23        (14.57)       25,378         0.80            0.80             0.27           --
        24.12        (17.24)    1,585,508         1.33            1.28            (0.22)         132
        23.06        (17.88)      876,826         1.99            1.99            (0.93)          --
        23.04        (17.84)      666,372         1.99            1.99            (0.93)          --
        24.85        (16.85)       76,592         0.78            0.78             0.28           --
        33.20         10.18(d)  1,309,836         1.32(b)         1.27(b)         (0.42)(b)      130
        32.14          9.59(d)    826,495         1.97(b)         1.97(b)         (1.12)(b)       --
        32.10          9.56(d)    494,391         1.99(b)         1.99(b)         (1.14)(b)       --
        33.94         10.60(d)     89,477         0.80(b)         0.80(b)          0.05(b)        --
        31.72         66.76       797,656         1.38            1.33            (0.61)         169
        30.92         65.58       569,201         2.02            2.02            (1.31)          --
        30.89(f)      65.44       191,466         2.09            2.09            (1.37)          --
        32.27         67.49        64,688         0.87            0.87            (0.16)          --
        20.42          3.26       364,951         1.49            1.44            (0.70)         123
        20.08          2.52       290,756         2.15            2.15            (1.39)          --
        20.66          3.68        27,700         0.96            0.96            (0.27)          --
        20.08(f)       2.10(d)     15,231         2.29(b)         2.15(b)         (1.34)(b)       --
        19.90         55.11       233,601         1.69            1.45            (0.80)         120
        19.71         54.15       174,392         2.38            2.15            (1.46)          --
        20.05         56.00        26,693         1.13            1.00            (0.35)          --
        15.31        (22.68)(d)     3,338         1.62(b)         1.45(b)         (0.92)(b)      182
        13.71        (22.99)(d)       777         2.30(b)         2.15(b)         (1.60)(b)       --
        13.70        (23.05)(d)       892         2.09(b)         2.09(b)         (1.56)(b)       --
        15.35        (22.47)(d)         1         0.89(b)         0.89(b)         (0.44)(b)       --
        13.73        (19.99)       39,151         1.85            1.85            (1.42)         182
        15.33        (19.36)      412,454         1.10            1.10            (0.67)          --
        13.71        (19.97)       20,163         1.85            1.85            (1.42)          --
        13.71        (20.01)        4,172         1.85            1.85            (1.42)          --
        15.87        (18.90)       26,842         0.84            0.84            (0.43)          --
        17.36        (11.20)(d)    54,539         1.83(b)         1.83(b)         (1.27)(b)       28
        19.21        (11.15)(d)   593,267         1.08(b)         1.08(b)         (0.52)(b)       --
        17.33        (11.26)(d)    27,013         1.83(b)         1.83(b)         (1.27)(b)       --
        17.34        (11.21)(d)     6,131         1.83(b)         1.83(b)         (1.27)(b)       --
        19.77        (11.11)(d)    94,961         0.83(b)         0.83(b)         (0.27)(b)       --
        19.55        (38.91)       61,764         1.79            1.79            (1.15)         198
        21.62        (38.44)      681,941         1.04            1.04            (0.40)          --
        19.53        (38.90)       30,268         1.79            1.79            (1.15)          --
        19.53        (38.92)        6,866         1.79            1.79            (1.15)          --
        22.24        (38.26)      110,221         0.79            0.79            (0.15)          --
        42.35         80.72        97,410         1.79            1.79            (1.29)         140
        45.45         82.06     1,203,376         1.04            1.04            (0.54)          --
        42.31         80.70        43,250         1.79            1.79            (1.29)          --
        42.32         80.74        10,352         1.79            1.79            (1.29)          --
        46.35         82.51       231,410         0.79            0.79            (0.29)          --
        29.28         39.00        50,547         1.81            1.81            (1.19)         166
        30.80         40.00       734,282         1.06            1.06            (0.44)          --
        29.26         38.98        20,236         1.81            1.81            (1.19)          --
        29.26         38.98         4,629         1.81            1.81            (1.19)          --
        31.23         40.49       119,548         0.81            0.81            (0.19)          --
        28.86        (11.25)       34,453         1.80            1.80            (1.04)          61
        29.78        (10.59)      581,819         1.05            1.05            (0.29)          --
        28.85        (11.25)       12,417         1.80            1.80            (1.04)          --
        28.85        (11.22)        2,738         1.80            1.80            (1.04)          --
        30.00        (10.34)       95,370         0.80            0.80            (0.04)          --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MIDCAP FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $16.57       $(0.10)       $(0.97)       $  --         $   --           $  --
   Class B....................................   16.07        (0.21)        (0.93)          --             --              --
   Class C....................................   16.08        (0.21)        (0.93)          --             --              --
   Class Y....................................   16.89        (0.02)        (0.99)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   22.42        (0.03)        (3.89)          --          (1.93)             --
   Class B....................................   21.96        (0.09)        (3.87)          --          (1.93)             --
   Class C....................................   21.96        (0.12)        (3.83)          --          (1.93)             --
   Class Y....................................   22.72           --         (3.90)          --          (1.93)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   17.78        (0.03)         5.37           --          (0.70)             --
   Class B....................................   17.54        (0.07)         5.19           --          (0.70)             --
   Class C....................................   17.53        (0.10)         5.23           --          (0.70)             --
   Class Y....................................   17.94        (0.01)         5.49           --          (0.70)             --
   For the Year Ended December 31, 1999
   Class A....................................   12.30        (0.03)         6.08           --          (0.57)             --
   Class B....................................   12.22        (0.03)         5.92           --          (0.57)             --
   Class C....................................   12.21(f)     (0.04)(f)      5.93(f)        --          (0.57)(f)          --
   Class Y....................................   12.35        (0.02)         6.18           --          (0.57)             --
   For the Year Ended December 31, 1998
   Class A....................................   10.00        (0.05)         2.35           --             --              --
   Class B....................................   10.00        (0.10)         2.32           --             --              --
   Class Y....................................   10.00        (0.02)         2.37           --             --              --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   11.23(f)     (0.03)(f)      1.01(f)        --             --              --
THE HARTFORD MIDCAP VALUE FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    8.48        (0.02)        (0.12)          --             --              --
   Class B....................................    8.46        (0.09)        (0.12)          --             --              --
   Class C....................................    8.46        (0.09)        (0.12)          --             --              --
   Class Y....................................    8.50         0.01         (0.12)          --             --              --
   From inception April 30, 2001, through
     October 31, 2001
   Class A....................................   10.00        (0.01)        (1.51)          --             --              --
   Class B....................................   10.00        (0.02)        (1.52)          --             --              --
   Class C....................................   10.00        (0.02)        (1.52)          --             --              --
   Class Y....................................   10.00        (0.01)        (1.49)          --             --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $15.50          (6.46)%   $704,238         1.56%           1.45%           (0.65)%        109%
        14.93          (7.09)     266,650         2.24            2.15            (1.35)          --
        14.94          (7.09)     275,305         2.12            2.12            (1.31)          --
        15.88          (5.98)      27,319         0.92            0.92            (0.08)          --
        16.57         (18.94)     612,750         1.43            1.38            (0.53)         116
        16.07         (19.58)     265,683         2.11            2.11            (1.28)          --
        16.08         (19.53)     285,908         2.09            2.09            (1.24)          --
        16.89         (18.58)      52,576         0.88            0.88            (0.03)          --
        22.42          30.50(d)   425,686         1.48(b)         1.43(b)         (0.80)(b)      110
        21.96          29.72(d)   185,830         2.15(b)         2.15(b)         (1.52)(b)       --
        21.96          29.72(d)   217,965         2.14(b)         2.14(b)         (1.51)(b)       --
        22.72          31.01(d)    62,343         0.96(b)         0.96(b)         (0.33)(b)       --
        17.78          50.17      118,194         1.51            1.45            (0.79)         123
        17.54          49.10       50,301         2.17            2.15            (1.48)          --
        17.53(f)       49.22       48,310         2.22            2.15            (1.48)          --
        17.94          50.87       17,997         0.97            0.97            (0.31)          --
        12.30          23.12       24,294         1.62            1.45            (0.78)         139
        12.22          22.32        8,403         2.31            2.15            (1.48)          --
        12.35          23.62        3,750         1.12            1.00            (0.33)          --
        12.21(f)        8.70(d)     1,077         2.57(b)         2.15(b)         (1.45)(b)       --
         8.34          (1.65)      94,532         1.68            1.45            (0.23)          40
         8.25          (2.48)      26,556         2.38            2.15            (0.95)          --
         8.25          (2.48)      32,274         2.27            2.15            (0.96)          --
         8.39          (1.29)         252         1.02            1.00             0.23           --
         8.48         (15.20)(d)    26,812        1.69(b)         1.40(b)         (0.20)(b)       28
         8.46         (15.40)(d)     7,158        2.38(b)         2.10(b)         (0.90)(b)       --
         8.46         (15.40)(d)     8,975        2.37(b)         2.10(b)         (0.90)(b)       --
         8.50         (15.00)(d)       255        1.11(b)         0.95(b)          0.25(b)        --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD VALUE OPPORTUNITIES FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................  $11.73       $   --        $(2.47)       $   --        $   --           $  --
   Class B....................................   11.26         (.02)        (2.40)           --            --              --
   Class C....................................   11.26         (.02)        (2.39)           --            --              --
   Class Y....................................   11.73         0.05         (2.48)           --            --              --
   For the Year Ended October 31, 2002
   Class H....................................   11.58         (.11)        (1.81)           --         (0.81)             --
   Class L....................................   11.99           --         (1.92)           --         (0.81)             --
   Class M....................................   11.57        (0.08)        (1.83)           --         (0.81)             --
   Class N....................................   11.57         (.13)        (1.78)           --         (0.81)             --
   For the Two-Month Period Ended October 31,
     2001
   Class H....................................   12.86        (0.02)        (1.26)           --            --              --
   Class L....................................   13.30           --         (1.31)           --            --              --
   Class M....................................   12.85        (0.02)        (1.26)           --            --              --
   Class N....................................   12.86        (0.03)        (1.26)           --            --              --
   For the Year Ended August 31, 2001
   Class H....................................   13.95        (0.07)         0.30            --         (1.32)             --
   Class L....................................   14.30         0.03          0.31         (0.02)        (1.32)             --
   Class M....................................   13.94        (0.07)         0.30            --         (1.32)             --
   Class N....................................   13.95        (0.07)         0.30            --         (1.32)             --
   For the Year Ended August 31, 2000
   Class H....................................   13.07        (0.08)         1.89            --         (0.93)             --
   Class L....................................   13.28         0.01          1.94            --         (0.93)             --
   Class M....................................   13.06        (0.08)         1.89            --         (0.93)             --
   Class N....................................   13.07        (0.08)         1.89            --         (0.93)             --
   For the Year Ended August 31, 1999
   Class H....................................   11.72        (0.08)         2.73            --         (1.30)             --
   Class L....................................   11.85         0.05          2.73         (0.05)        (1.30)             --
   Class M....................................   11.71        (0.08)         2.73            --         (1.30)             --
   Class N....................................   11.72        (0.08)         2.73            --         (1.30)             --
   For the Year Ended August 31, 1998
   Class H....................................   13.39        (0.01)        (0.30)           --         (1.36)             --
   Class L....................................   13.51         0.09         (0.30)        (0.09)        (1.36)             --
   Class M....................................   13.39        (0.02)        (0.30)           --         (1.36)             --
   Class N....................................   13.39        (0.01)        (0.30)           --         (1.36)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 9.26        (21.06)%(d)  $ 2,600         1.92%(b)        1.45%(b)         0.04%(b)       70%
         8.84        (21.45)(d)      481          2.61(b)         2.15(b)         (0.71)(b)       --
         8.85        (21.41)(d)      430          2.48(b)         2.15(b)         (0.75)(b)       --
         9.30        (20.75)(d)        1          1.13(b)         1.00(b)          0.49(b)        --
         8.85        (17.99)       5,634          2.17            2.15            (0.82)          70
         9.26        (17.34)      19,684          1.43            1.43            (0.11)          --
         8.85        (17.92)       6,669          2.18            2.15            (0.82)          --
         8.85        (17.92)       1,749          2.18            2.15            (0.83)          --
        11.58         (9.95)(d)    7,914          2.18(b)         2.18(b)         (0.89)(b)       12
        11.99         (9.85)(d)   27,982          1.43(b)         1.43(b)         (0.14)(b)       --
        11.57         (9.96)(d)    8,700          2.18(b)         2.18(b)         (0.89)(b)       --
        11.57        (10.03)(d)    2,636          2.18(b)         2.18(b)         (0.89)(b)       --
        12.86          1.53        8,967          2.16            2.16            (0.70)         177
        13.30          2.29       30,480          1.41            1.41             0.05           --
        12.85          1.53        9,668          2.16            2.16            (0.70)          --
        12.86          1.53        2,935          2.16            2.16            (0.70)          --
        13.95         14.90        8,796          2.17            2.17            (0.61)         228
        14.30         15.76       39,975          1.42            1.42             0.14           --
        13.94         14.90        7,633          2.17            2.17            (0.61)          --
        13.95         14.90        2,662          2.17            2.17            (0.61)          --
        13.07         23.18        8,045          2.23            2.23            (0.43)         266
        13.28         24.10       34,302          1.48            1.48             0.32           --
        13.06         23.20        6,662          2.23            2.23            (0.43)          --
        13.07         23.18        2,486          2.23            2.23            (0.43)          --
        11.72         (3.24)       7,016          2.27            2.27            (0.20)         260
        11.85         (2.52)      22,449          1.52            1.52             0.55           --
        11.71         (3.33)       4,794          2.27            2.27            (0.20)          --
        11.72         (3.24)       1,991          2.27            2.27            (0.20)          --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $ 9.33       $ 0.03        $(1.33)       $   --        $   --          $   --
   Class B....................................    9.04         (.08)        (1.25)           --            --              --
   Class C....................................    8.99        (0.05)        (1.27)           --            --              --
   Class Y....................................    9.49          .02         (1.32)           --            --              --
   For the Year Ended October 31, 2001
   Class A....................................   13.03         0.05         (3.14)           --         (0.61)             --
   Class B....................................   12.74        (0.04)        (3.05)           --         (0.61)             --
   Class C....................................   12.68        (0.03)        (3.05)           --         (0.61)             --
   Class Y....................................   13.19         0.09         (3.18)           --         (0.61)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   15.43         0.08         (2.42)        (0.01)        (0.05)             --
   Class B....................................   15.17         0.01         (2.39)        (0.00)        (0.05)             --
   Class C....................................   15.10         0.07         (2.44)        (0.00)        (0.05)             --
   Class Y....................................   15.56         0.12         (2.43)        (0.01)        (0.05)             --
   For the Year Ended December 31, 1999
   Class A....................................   11.89         0.06          4.46         (0.15)        (0.83)             --
   Class B....................................   11.73         0.01          4.32         (0.06)        (0.83)             --
   Class C....................................   11.74(f)     (0.02)(f)      4.33(f)      (0.12)(f)     (0.83)(f)          --
   Class Y....................................   11.97         0.09          4.51         (0.18)        (0.83)             --
   For the Year Ended December 31, 1998
   Class A....................................   10.58         0.07          1.26         (0.02)           --              --
   Class B....................................   10.49         0.01          1.23            --            --              --
   Class Y....................................   10.62         0.12          1.27         (0.04)           --              --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   12.26(f)     (0.01)(f)     (0.48)(f)     (0.03)(f)        --              --
   For the Year Ended December 31, 1997
   Class A....................................   10.72         0.09         (0.01)        (0.05)        (0.17)             --
   Class B....................................   10.69         0.07         (0.06)        (0.04)        (0.17)             --
   Class Y....................................   10.73         0.15         (0.02)        (0.07)        (0.17)             --
THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................   12.83         0.02         (1.64)           --            --              --
   Class B....................................   12.54        (0.07)        (1.59)           --            --              --
   Class C....................................   12.55        (0.06)        (1.59)           --            --              --
   Class Y....................................   13.03          .05         (1.63)           --            --              --
   For the Year Ended October 31, 2001
   Class A....................................   17.55         0.01         (4.54)           --         (0.18)          (0.01)
   Class B....................................   17.29        (0.08)        (4.48)           --         (0.18)          (0.01)
   Class C....................................   17.30        (0.10)        (4.46)           --         (0.18)          (0.01)
   Class Y....................................   17.73         0.08         (4.59)           --         (0.18)          (0.01)
   For the Ten Months Ended October 31, 2000
   Class A....................................   18.56           --         (0.92)           --         (0.09)             --
   Class B....................................   18.40        (0.06)        (0.96)           --         (0.09)             --
   Class C....................................   18.40        (0.06)        (0.95)           --         (0.09)             --
   Class Y....................................   18.68         0.03         (0.89)           --         (0.09)             --
   For the Year Ended December 31, 1999
   Class A....................................   12.67           --          6.01            --         (0.12)             --
   Class B....................................   12.65        (0.02)         5.89            --         (0.12)             --
   Class C....................................   12.65        (0.02)         5.89            --         (0.12)             --
   Class Y....................................   12.69         0.03          6.08            --         (0.12)             --
   From inception September 30, 1998, through
     December 31, 1998
   Class A....................................   10.00        (0.01)         3.03            --         (0.35)             --
   Class B....................................   10.00        (0.02)         3.02            --         (0.35)             --
   Class C....................................   10.00        (0.02)         3.02            --         (0.35)             --
   Class Y....................................   10.00         0.01          3.03            --         (0.35)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 8.03        (13.93)%    $ 66,775         1.82%           1.65%            0.34%         175%
         7.71        (14.71)       18,668         2.50            2.35            (0.79)          --
         7.67        (14.68)       13,438         2.40            2.35            (0.64)          --
         8.19        (13.70)        4,543         1.13            1.13             0.31           --
         9.33        (24.87)       72,326         1.61            1.56             0.47          158
         9.04        (25.46)       18,798         2.30            2.30            (0.28)          --
         8.99        (25.51)       18,523         2.28            2.28            (0.25)          --
         9.49        (24.56)       17,092         1.06            1.06             0.97           --
        13.03        (15.18)(d)    89,309         1.60(b)         1.55(b)          0.64(b)       121
        12.74        (15.70)(d)    25,872         2.29(b)         2.29(b)         (0.09)(b)       --
        12.68        (15.70)(d)    26,912         2.27(b)         2.27(b)         (0.07)(b)       --
        13.19        (14.91)(d)    22,454         1.06(b)         1.06(b)          1.13(b)        --
        15.43         39.13        63,281         1.61            1.56             0.61          128
        15.17         38.11        22,835         2.26            2.26            (0.09)          --
        15.10(f)      37.98        13,514         2.31            2.31            (0.13)          --
        15.56         39.63        25,403         1.11            1.11             1.07           --
        11.89         12.53        32,014         1.89            1.65             0.69          149
        11.73         11.82        11,767         2.56            2.35             0.01           --
        11.97         13.11        10,860         1.36            1.20             1.17           --
        11.74(f)      (4.05)(d)     1,379         2.83(b)         2.35(b)         (0.71)(b)       --
        10.58          0.84        15,701         2.30            1.65             0.88           59
        10.49          0.12         7,188         3.03            2.35            (0.05)          --
        10.62          1.31         6,422         1.76            1.20             1.33           --
        11.21        (12.63)      354,407         1.66            1.61             0.24          323
        10.88        (13.24)       70,280         2.33            2.33            (0.48)          --
        10.90        (13.15)       75,174         2.21            2.21            (0.36)          --
        11.45        (12.13)        6,167         1.00            1.00             0.84           --
        12.83        (26.07)      247,094         1.53            1.48             0.08          382
        12.54        (26.64)       62,973         2.23            2.23            (0.66)          --
        12.55        (26.62)      103,574         2.19            2.19            (0.63)          --
        13.03        (25.68)        7,908         0.98            0.98             0.58           --
        17.55         (4.98)(d)   255,959         1.53(b)         1.48(b)         (0.06)(b)      290
        17.29         (5.56)(d)    75,702         2.22(b)         2.22(b)         (0.80)(b)       --
        17.30         (5.51)(d)   142,549         2.19(b)         2.19(b)         (0.77)(b)       --
        17.73         (4.62)(d)    10,001         1.01(b)         1.01(b)          0.41(b)        --
        18.56         47.68        84,632         1.62            1.57            (0.15)         204
        18.40         46.64        24,588         2.29            2.29            (0.86)          --
        18.40         46.64        43,012         2.33            2.33            (0.89)          --
        18.68         48.39         4,423         1.10            1.10             0.32           --
        12.67         30.36(d)      3,771         2.71(b)         1.65(b)         (0.19)(b)       49
        12.65         30.16(d)        486         3.55(b)         2.35(b)         (0.92)(b)       --
        12.65         30.16(d)        517         3.57(b)         2.35(b)         (0.90)(b)       --
        12.69         30.57(d)        392         2.46(b)         1.20(b)          0.31(b)        --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD FOCUS FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $ 8.82       $(0.05)       $(1.45)       $  --         $   --           $  --
   Class B....................................    8.79         (.12)        (1.42)          --             --              --
   Class C....................................    8.79        (0.12)        (1.43)          --             --              --
   Class Y....................................    8.83           --         (1.46)          --             --              --
   From inception May 24, 2001, through
     October 31, 2001
   Class A....................................   10.00        (0.01)        (1.17)          --             --              --
   Class B....................................   10.00        (0.03)        (1.18)          --             --              --
   Class C....................................   10.00        (0.04)        (1.17)          --             --              --
   Class Y....................................   10.00         0.01         (1.18)          --             --              --
THE HARTFORD GROWTH FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................   14.57        (0.02)        (2.65)          --             --              --
   Class B....................................   13.28         (.04)        (2.44)          --             --              --
   Class C....................................   13.28         (.04)        (2.44)          --             --              --
   Class Y....................................   14.57           --         (2.63)          --             --              --
   For the Year Ended October 31, 2002
   Class H....................................   13.02         (.23)        (1.98)          --             --              --
   Class L....................................   14.23        (0.03)        (2.29)          --             --              --
   Class M....................................   13.00         (.16)        (2.04)          --             --              --
   Class N....................................   13.00         (.26)        (1.94)          --             --              --
   For the Two-Month Period Ended October 31,
     2001
   Class H....................................   13.83        (0.03)        (0.78)          --             --              --
   Class L....................................   15.09        (0.01)        (0.85)          --             --              --
   Class M....................................   13.81        (0.03)        (0.78)          --             --              --
   Class N....................................   13.81        (0.03)        (0.78)          --             --              --
   For the Year Ended August 31, 2001
   Class H....................................   22.30        (0.21)        (4.94)          --          (3.32)             --
   Class L....................................   23.85        (0.05)        (5.39)          --          (3.32)             --
   Class M....................................   22.27        (0.21)        (4.93)          --          (3.32)             --
   Class N....................................   22.27        (0.21)        (4.93)          --          (3.32)             --
   For the Year Ended August 31, 2000
   Class H....................................   21.78        (0.62)         6.49           --          (5.35)             --
   Class L....................................   22.81        (0.08)         6.47           --          (5.35)             --
   Class M....................................   21.77        (0.62)         6.47           --          (5.35)             --
   Class N....................................   21.76        (0.62)         6.48           --          (5.35)             --
   For the Year Ended August 31, 1999
   Class H....................................   21.74        (0.43)         6.73           --          (6.26)             --
   Class L....................................   22.37        (0.03)         6.73           --          (6.26)             --
   Class M....................................   21.73        (0.43)         6.73           --          (6.26)             --
   Class N....................................   21.73        (0.44)         6.73           --          (6.26)             --
   For the Year Ended August 31, 1998
   Class H....................................   25.68        (0.26)         0.38           --          (4.06)             --
   Class L....................................   26.13        (0.08)         0.38           --          (4.06)             --
   Class M....................................   25.67        (0.26)         0.38           --          (4.06)             --
   Class N....................................   25.68        (0.27)         0.38           --          (4.06)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 7.32        (17.01)%    $ 66,432         1.76%           1.65%           (0.53)%        215%
         7.25        (17.52)       18,862         2.43            2.35            (1.23)          --
         7.24        (17.63)       25,847         2.34            2.34            (1.22)          --
         7.37        (16.54)          509         1.14            1.14             0.09           --
         8.82        (11.80)(d)    66,970         1.68(b)         1.63(b)         (0.18)(b)      109
         8.79        (12.10)(d)    18,524         2.35(b)         2.35(b)         (0.89)(b)       --
         8.79        (12.10)(d)    24,142         2.35(b)         2.35(b)         (0.89)(b)       --
         8.83        (11.70)(d)         9         1.20(b)         1.20(b)          0.25(b)        --
        11.90        (18.33)(d)     5,970         1.65(b)         1.45(b)         (0.44)(b)      107
        10.80        (18.67)(d)     1,698         2.32(b)         2.15(b)         (1.10)(b)       --
        10.80        (18.68)(d)     1,480         2.18(b)         2.15(b)         (1.13)(b)       --
        11.94        (18.05)(d)         1         0.90(b)         0.90(b)         (0.01)(b)       --
        10.81        (16.95)       26,002         1.89            1.89            (1.03)         107
        11.91        (16.28)      274,683         1.14            1.14            (0.28)          --
        10.80        (16.90)       21,478         1.89            1.89            (1.03)          --
        10.80        (16.90)        4,340         1.89            1.89            (1.03)          --
        13.02         (5.86)       37,750         1.86            1.86            (1.09)          13
        14.23         (5.70)      385,620         1.11            1.11            (0.34)          --
        13.00         (5.87)       28,112         1.86            1.86            (1.09)          --
        13.00         (5.87)        6,911         1.86            1.86            (1.09)          --
        13.83        (25.59)       40,645         1.83            1.83            (0.91)         161
        15.09        (25.08)      416,544         1.08            1.08            (0.16)          --
        13.81        (25.58)       29,777         1.83            1.83            (0.91)          --
        13.81        (25.58)        7,557         1.83            1.83            (0.91)          --
        22.30         31.68        56,771         1.82            1.82            (1.04)         165
        23.85         32.70       615,473         1.07            1.07            (0.29)          --
        22.27         31.59        38,264         1.82            1.82            (1.04)          --
        22.27         31.66        10,932         1.82            1.82            (1.04)          --
        21.78         36.91        40,760         1.85            1.85            (0.83)         177
        22.81         37.88       551,551         1.10            1.10            (0.08)          --
        21.77         36.94        24,847         1.85            1.85            (0.83)          --
        21.76         36.87         5,715         1.85            1.85            (0.83)          --
        21.74          0.80        16,987         1.88            1.88            (1.03)          71
        22.37          1.56       312,582         1.13            1.13            (0.28)          --
        21.73          0.80         9,339         1.88            1.88            (1.03)          --
        21.73          0.76         2,453         1.88            1.88            (1.03)          --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD STOCK FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $16.89       $   --        $(3.16)       $  --         $   --          $   --
   Class B....................................   16.24        (0.12)        (3.02)          --             --              --
   Class C....................................   16.23        (0.08)        (3.02)          --             --              --
   Class Y....................................   17.31         0.10         (3.26)          --             --              --
   For the Year Ended October 31, 2001
   Class A....................................   23.40         0.02         (5.45)          --          (1.08)             --
   Class B....................................   22.69        (0.09)        (5.28)          --          (1.08)             --
   Class C....................................   22.68        (0.08)        (5.29)          --          (1.08)             --
   Class Y....................................   23.85         0.09         (5.55)          --          (1.08)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   23.64        (0.03)        (0.00)          --          (0.21)             --
   Class B....................................   23.06        (0.12)        (0.04)          --          (0.21)             --
   Class C....................................   23.05        (0.11)        (0.05)          --          (0.21)             --
   Class Y....................................   23.99         0.05          0.02           --          (0.21)             --
   For the Year Ended December 31, 1999
   Class A....................................   19.70           --          4.36           --          (0.42)             --
   Class B....................................   19.36        (0.07)         4.19           --          (0.42)             --
   Class C....................................   19.36(f)     (0.08)(f)      4.19(f)        --          (0.42)(f)          --
   Class Y....................................   19.89        (0.01)         4.53           --          (0.42)             --
   For the Year Ended December 31, 1998
   Class A....................................   15.16        (0.01)         4.75           --          (0.19)          (0.01)
   Class B....................................   15.01        (0.05)         4.60           --          (0.19)          (0.01)
   Class Y....................................   15.25         0.06          4.78           --          (0.19)          (0.01)
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   18.53(f)     (0.02)(f)      1.22(f)        --          (0.35)(f)       (0.02)(f)
   For the Year Ended December 31, 1997
   Class A....................................   11.53           --          3.66           --          (0.03)             --
   Class B....................................   11.50        (0.02)         3.56           --          (0.03)             --
   Class Y....................................   11.55         0.03          3.70           --          (0.03)             --
THE HARTFORD VALUE FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    9.02         0.05         (1.43)          --          (0.05)             --
   Class B....................................    8.99        (0.02)        (1.41)          --          (0.05)             --
   Class C....................................    8.99        (0.02)        (1.41)          --          (0.05)             --
   Class Y....................................    9.04         0.09         (1.44)          --          (0.05)             --
   From inception April 30, 2001, through
     October 31, 2001
   Class A....................................   10.00         0.01         (0.99)          --             --              --
   Class B....................................   10.00           --         (1.01)          --             --              --
   Class C....................................   10.00           --         (1.01)          --             --              --
   Class Y....................................   10.00         0.05         (1.01)          --             --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $13.73        (18.71)%   $ 880,371         1.47%           1.42%           (0.01)%        48%
        13.10        (19.34)      351,382         2.15            2.15            (0.74)         --
        13.13        (19.10)      313,173         2.03            2.03            (0.62)         --
        14.15        (18.26)       34,116         0.85            0.85             0.58          --
        16.89        (24.28)    1,031,549         1.33            1.28             0.05          38
        16.24        (24.80)      470,035         2.00            2.00            (0.67)         --
        16.23        (24.81)      430,238         1.99            1.99            (0.66)         --
        17.31        (23.93)       27,004         0.79            0.79             0.54          --
        23.40         (0.14)(d) 1,067,970         1.32(b)         1.27(b)         (0.19)(b)      38
        22.69         (0.71)(d)   578,402         1.99(b)         1.99(b)         (0.90)(b)      --
        22.68         (0.71)(d)   492,996         1.98(b)         1.98(b)         (0.90)(b)      --
        23.85          0.28(d)     32,123         0.80(b)         0.80(b)          0.28(b)       --
        23.64         22.31       752,763         1.38            1.33            (0.06)         34
        23.06         21.46       462,318         2.03            2.03            (0.75)         --
        23.05(f)      21.40       305,566         2.07            2.07            (0.78)         --
        23.99         22.91        31,129         0.91            0.91             0.36          --
        19.70         31.33       268,226         1.49            1.44            (0.07)         37
        19.36         30.38       185,205         2.16            2.15            (0.77)         --
        19.89         31.80         7,919         0.96            0.96             0.36          --
        19.36(f)       6.60(d)     36,039         2.24(b)         2.15(b)         (0.76)(b)      --
        15.16         31.78        65,763         1.69            1.45             0.06          43
        15.01         30.82        35,294         2.38            2.15            (0.66)         --
        15.25         32.33         5,510         1.11            1.00             0.53          --
         7.59        (15.42)       30,010         1.63            1.45             0.69          35
         7.51        (16.03)        5,222         2.31            2.15            (0.02)         --
         7.51        (16.03)        9,110         2.21            2.15            (0.04)         --
         7.64        (15.05)          230         0.98            0.98             1.09          --
         9.02         (9.80)(d)    13,728         1.66(b)         1.45(b)          0.53(b)       12
         8.99        (10.10)(d)     2,029         2.36(b)         2.15(b)         (0.17)(b)      --
         8.99        (10.10)(d)     4,769         2.34(b)         2.15(b)         (0.17)(b)      --
         9.04         (9.60)(d)       271         1.09(b)         1.00(b)          0.98(b)       --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH AND INCOME FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $10.36       $   --        $(1.93)       $   --        $   --          $   --
   Class B....................................   10.10         (.11)        (1.82)           --            --              --
   Class C....................................   10.11        (0.06)        (1.87)           --            --              --
   Class Y....................................   10.52          .05         (1.94)           --            --              --
   For the Year Ended October 31, 2001
   Class A....................................   13.63           --         (2.75)           --         (0.52)             --
   Class B....................................   13.40        (0.05)        (2.73)           --         (0.52)             --
   Class C....................................   13.41        (0.06)        (2.72)           --         (0.52)             --
   Class Y....................................   13.78         0.03         (2.77)           --         (0.52)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   13.72        (0.02)         0.04            --         (0.11)             --
   Class B....................................   13.58        (0.06)        (0.01)           --         (0.11)             --
   Class C....................................   13.58        (0.06)         0.00            --         (0.11)             --
   Class Y....................................   13.83         0.02          0.04            --         (0.11)             --
   For the Year Ended December 31, 1999
   Class A....................................   11.45         0.01          2.36            --         (0.10)             --
   Class B....................................   11.41        (0.02)         2.29            --         (0.10)             --
   Class C....................................   11.41(f)     (0.03)(f)      2.30(f)         --         (0.10)(f)          --
   Class Y....................................   11.48         0.06          2.39            --         (0.10)             --
   From inception April 30, 1998, through
     December 31, 1998
   Class A....................................   10.00         0.02          1.45            --            --           (0.02)
   Class B....................................   10.00        (0.01)         1.43            --            --           (0.01)
   Class Y....................................   10.00         0.05          1.46            --            --           (0.03)
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   10.14(f)      0.01(f)       1.29(f)         --            --           (0.03)(f)
THE HARTFORD DIVIDEND AND GROWTH FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................   15.53         0.12         (1.71)        (0.12)        (0.24)             --
   Class B....................................   15.37         0.02         (1.70)        (0.02)        (0.24)             --
   Class C....................................   15.33         0.03         (1.69)        (0.03)        (0.24)             --
   Class Y....................................   15.71          .12         (1.65)        (0.21)        (0.24)             --
   For the Year Ended October 31, 2001
   Class A....................................   17.78         0.18         (1.49)        (0.17)        (0.77)             --
   Class B....................................   17.60         0.07         (1.48)        (0.05)        (0.77)             --
   Class C....................................   17.57         0.08         (1.48)        (0.07)        (0.77)             --
   Class Y....................................   17.96         0.24         (1.48)        (0.25)        (0.77)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   16.85         0.15          0.98         (0.12)        (0.08)             --
   Class B....................................   16.69         0.04          0.98         (0.04)        (0.08)             --
   Class C....................................   16.67         0.07          0.95         (0.04)        (0.08)             --
   Class Y....................................   16.96         0.22          1.01         (0.16)        (0.08)             --
   For the Year Ended December 31, 1999
   Class A....................................   16.62         0.15          0.60         (0.17)        (0.35)             --
   Class B....................................   16.47         0.04          0.58         (0.05)        (0.35)             --
   Class C....................................   16.48(f)      0.04(f)       0.58(f)      (0.08)(f)     (0.35)(f)          --
   Class Y....................................   16.69         0.21          0.63         (0.22)        (0.35)             --
   For the Year Ended December 31, 1998
   Class A....................................   14.72         0.15          1.97         (0.15)        (0.07)             --
   Class B....................................   14.61         0.06          1.92         (0.05)        (0.07)             --
   Class Y....................................   14.77         0.24          1.94         (0.19)        (0.07)             --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   15.94(f)      0.05(f)       0.70(f)      (0.10)(f)     (0.11)(f)          --
   For the Year Ended December 31, 1997
   Class A....................................   11.45         0.13          3.40         (0.12)        (0.14)             --
   Class B....................................   11.40         0.13          3.30         (0.08)        (0.14)             --
   Class Y....................................   11.46         0.21          3.39         (0.15)        (0.14)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $ 8.43        (18.63)%    $230,545         1.57%           1.45%           (0.03)%        89%
         8.17        (19.11)       43,431         2.26            2.15            (1.03)         --
         8.18        (19.09)       44,054         2.13            2.13            (0.80)         --
         8.63        (17.97)          661         0.93            0.93             0.46          --
        10.36        (20.90)      239,698         1.43            1.38            (0.07)         80
        10.10        (21.51)       43,210         2.11            2.11            (0.80)         --
        10.11        (21.50)       60,409         2.09            2.09            (0.78)         --
        10.52        (20.60)          440         0.96            0.96             0.34          --
        13.63          0.15(d)    197,176         1.43(b)         1.38(b)         (0.17)(b)      63
        13.40         (0.51)(d)    41,126         2.11(b)         2.11(b)         (0.90)(b)      --
        13.41         (0.44)(d)    63,650         2.09(b)         2.09(b)         (0.88)(b)      --
        13.78          0.44(d)        490         0.95(b)         0.95(b)          0.26(b)       --
        13.72         20.80        74,764         1.49            1.44             0.01          53
        13.58         20.00        20,375         2.13            2.13            (0.68)         --
        13.58(f)      19.98        29,265         2.16            2.15            (0.69)         --
        13.83         21.45           480         0.93            0.93             0.51          --
        11.45         14.78(d)     11,120         1.63(b)         1.45(b)          0.23(b)       35
        11.41         14.21(d)      3,538         2.32(b)         2.15(b)         (0.47)(b)      --
        11.48         15.18(d)        386         1.20(b)         1.00(b)          0.76(b)       --
        11.41(f)      12.80(d)      3,726         2.38(b)         2.15(b)         (0.53)(b)      --
        13.58        (10.64)      808,633         1.46            1.40             0.78          33
        13.43        (11.15)      185,731         2.13            2.10             0.08          --
        13.40        (11.08)      164,260         2.02            2.02             0.15          --
        13.73        (10.00)       14,790         0.82            0.82             1.36          --
        15.53         (7.67)      521,543         1.36            1.31             1.06          55
        15.37         (8.34)      150,592         2.03            2.03             0.34          --
        15.33         (8.33)      117,108         2.03            2.03             0.35          --
        15.71         (7.20)       26,326         0.82            0.82             1.55          --
        17.78          6.77(d)    294,903         1.36(b)         1.31(b)          0.99(b)       56
        17.60          6.17(d)    118,936         2.03(b)         2.03(b)          0.27(b)       --
        17.57          6.17(d)     63,503         2.03(b)         2.03(b)          0.27(b)       --
        17.96          7.37(d)     22,441         0.85(b)         0.85(b)          1.45(b)       --
        16.85          4.57       242,054         1.38            1.33             0.94          50
        16.69          3.82       121,977         2.02            2.02             0.25          --
        16.67(f)       3.76        42,869         2.07            2.07             0.21          --
        16.96          5.10        23,616         0.87            0.87             1.42          --
        16.62         14.47       182,495         1.43            1.38             1.08          46
        16.47         13.62       108,344         2.10            2.10             0.39          --
        16.69         14.86        17,098         0.91            0.91             1.53          --
        16.48(f)       4.82(d)      9,682         2.20(b)         2.10(b)          0.23(b)       --
        14.72         30.99        67,861         1.64            1.40             1.42          29
        14.61         30.20        33,730         2.34            2.10             0.69          --
        14.77         31.59        13,236         1.09            0.95             1.83          --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $14.38       $0.21         $(1.69)       $(0.23)       $   --           $  --
   Class B....................................   14.24        0.11          (1.68)        (0.13)           --              --
   Class C....................................   14.37        0.12          (1.69)        (0.14)                           --
   Class Y....................................   14.54         .13          (1.55)        (0.30)           --              --
   For the Year Ended October 31, 2001
   Class A....................................   17.07        0.30          (2.05)        (0.31)        (0.64)             --
   Class B....................................   16.90        0.20          (2.03)        (0.19)        (0.64)             --
   Class C....................................   17.05        0.20          (2.04)        (0.20)        (0.64)             --
   Class Y....................................   17.24        0.38          (2.07)        (0.38)        (0.64)             --
   For the Ten Months Ended October 31, 2000
   Class A....................................   17.02        0.24           0.19         (0.22)        (0.16)             --
   Class B....................................   16.87        0.15           0.17         (0.13)        (0.16)             --
   Class C....................................   17.02        0.15           0.17         (0.13)        (0.16)             --
   Class Y....................................   17.16        0.33           0.16         (0.25)        (0.16)             --
   For the Year Ended December 31, 1999
   Class A....................................   15.71        0.27           1.60         (0.25)        (0.31)             --
   Class B....................................   15.59        0.16           1.58         (0.15)        (0.31)             --
   Class C....................................   15.73(f)     0.17(f)        1.58(f)      (0.15)(f)     (0.31)(f)          --
   Class Y....................................   15.80        0.35           1.61         (0.29)        (0.31)             --
   For the Year Ended December 31, 1998
   Class A....................................   13.41        0.23           2.58         (0.25)        (0.26)             --
   Class B....................................   13.33        0.15           2.54         (0.17)        (0.26)             --
   Class Y....................................   13.46        0.29           2.59         (0.28)        (0.26)             --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................   15.56(f)     0.16(f)        0.64(f)      (0.22)(f)     (0.40)(f)          --
   For the Year Ended December 31, 1997
   Class A....................................   11.08        0.16           2.41         (0.17)        (0.07)             --
   Class B....................................   11.05        0.16           2.31         (0.12)        (0.07)             --
   Class Y....................................   11.10        0.31           2.32         (0.20)        (0.07)             --
THE HARTFORD HIGH YIELD FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................    8.45         .82          (1.78)        (0.76)           --              --
   Class B....................................    8.43         .80          (1.81)        (0.70)           --              --
   Class C....................................    8.43         .72          (1.73)        (0.70)           --              --
   Class Y....................................    8.48         .34          (1.30)        (0.79)           --              --
   For the Year Ended October 31, 2001
   Class A....................................    9.06        0.78          (0.61)        (0.78)           --              --
   Class B....................................    9.05        0.72          (0.62)        (0.72)           --              --
   Class C....................................    9.05        0.72          (0.62)        (0.72)           --              --
   Class Y....................................    9.10        0.83          (0.63)        (0.82)           --              --
   For the Ten Months Ended October 31, 2000
   Class A....................................    9.75        0.66          (0.69)        (0.66)           --              --
   Class B....................................    9.74        0.62          (0.71)        (0.60)           --              --
   Class C....................................    9.74        0.61          (0.70)        (0.60)           --              --
   Class Y....................................    9.78        0.69          (0.69)        (0.68)           --              --
   For the Year Ended December 31, 1999
   Class A....................................   10.15        0.75          (0.40)        (0.75)           --              --
   Class B....................................   10.14        0.68          (0.40)        (0.68)           --              --
   Class C....................................   10.14        0.68          (0.40)        (0.68)           --              --
   Class Y....................................   10.16        0.78          (0.39)        (0.77)           --              --
   From inception September 30, 1998, through
     December 31, 1998
   Class A....................................   10.00        0.19           0.13         (0.17)           --              --
   Class B....................................   10.00        0.16           0.14         (0.16)           --              --
   Class C....................................   10.00        0.16           0.14         (0.16)           --              --
   Class Y....................................   10.00        0.21           0.13         (0.18)           --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $12.67        (10.42)%   $1,245,331        1.41%           1.36%            1.56%         44%
        12.54        (11.11)      567,953         2.08            2.08             0.84          --
        12.66        (10.99)      422,520         1.97            1.97             0.95          --
        12.82         (9.89)        3,997         0.78            0.78             2.15          --
        14.38        (10.67)    1,088,858         1.27            1.22             1.99          37
        14.24        (11.27)      622,519         1.93            1.93             1.28          --
        14.37        (11.26)      478,194         1.93            1.93             1.28          --
        14.54        (10.20)       56,320         0.74            0.74             2.48          --
        17.07          2.52(d)    893,954         1.26(b)         1.21(b)          1.76(b)       38
        16.90          1.89(d)    631,930         1.92(b)         1.92(b)          1.05(b)       --
        17.05          1.89(d)    432,171         1.92(b)         1.92(b)          1.05(b)       --
        17.24          2.90(d)     64,889         0.75(b)         0.75(b)          2.22(b)       --
        17.02         12.08       693,136         1.31            1.26             1.72          35
        16.87         11.29       555,338         1.97            1.97             1.00          --
        17.02(f)      11.29       323,631         1.99            1.99             0.99          --
        17.16         12.62        68,133         0.79            0.79             2.18          --
        15.71         21.09       316,435         1.43            1.38             1.67          40
        15.59         20.27       237,959         2.11            2.10             0.98          --
        15.80         21.62        57,891         0.90            0.90             2.09          --
        15.73(f)       5.25(d)     54,907         2.18(b)         2.10(b)          1.06(b)       --
        13.41         23.30        98,633         1.60            1.40             1.54          39
        13.33         22.44        39,334         2.31            2.10             0.80          --
        13.46         23.80        39,773         1.03            0.95             2.08          --
         6.73        (12.16)       95,760         1.55            1.40             9.48          22
         6.72        (12.70)       44,359         2.24            2.10             8.78          --
         6.72        (12.65)       40,611         2.10            2.10             8.78          --
         6.73        (12.01)            1         0.84            0.84            10.04          --
         8.45          1.80        45,753         1.40            1.35             9.00          63
         8.43          0.99        16,922         2.08            2.08             8.28          --
         8.43          1.01        27,605         2.08            2.08             8.28          --
         8.48          2.15         4,223         0.88            0.88             9.48          --
         9.06         (0.35)(d)    23,214         1.38(b)         1.33(b)          8.55(b)       57
         9.05         (0.92)(d)     7,929         2.04(b)         2.04(b)          7.84(b)       --
         9.05         (0.90)(d)     9,534         2.04(b)         2.04(b)          7.83(b)       --
         9.10          0.02(d)      2,955         0.89(b)         0.89(b)          8.99(b)       --
         9.75          3.47        17,465         1.41            1.36             7.74          53
         9.74          2.80         7,436         2.08            2.08             7.03          --
         9.74          2.81         8,573         2.09            2.09             7.01          --
         9.78          3.98         2,314         0.90            0.90             8.20          --
        10.15          3.33(d)      8,507         1.58(b)         1.40(b)          7.06(b)       11
        10.14          3.09(d)      2,322         2.31(b)         2.10(b)          6.50(b)       --
        10.14          3.08(d)      2,278         2.31(b)         2.10(b)          6.49(b)       --
        10.16          3.51(d)      1,034         1.17(b)         0.95(b)          7.48(b)       --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TOTAL RETURN BOND FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................  $10.90       $ .47         $   --        $(0.52)       $(0.07)          $  --
   Class B....................................   10.85         .40             --         (0.45)        (0.07)             --
   Class C....................................   10.89         .40             --         (0.45)        (0.07)             --
   Class Y....................................   10.99         .45           0.08         (0.58)        (0.07)             --
   For the Year Ended October 31, 2001
   Class A....................................   10.14        0.55           0.73         (0.52)           --              --
   Class B....................................   10.10        0.48           0.72         (0.45)           --              --
   Class C....................................   10.14        0.49           0.71         (0.45)           --              --
   Class Y....................................   10.22        0.61           0.73         (0.57)           --              --
   For the Ten Months Ended October 31, 2000
   Class A....................................    9.93        0.50           0.19         (0.48)           --              --
   Class B....................................    9.90        0.43           0.20         (0.43)           --              --
   Class C....................................    9.93        0.44           0.20         (0.43)           --              --
   Class Y....................................    9.99        0.54           0.20         (0.51)           --              --
   For the Year Ended December 31, 1999
   Class A....................................   10.76        0.54          (0.83)        (0.52)        (0.02)             --
   Class B....................................   10.72        0.47          (0.82)        (0.45)        (0.02)             --
   Class C....................................   10.76(f)     0.47(f)       (0.82)(f)     (0.46)(f)     (0.02)(f)          --
   Class Y....................................   10.81        0.55          (0.80)        (0.55)        (0.02)             --
   For the Year Ended December 31, 1998
   Class A....................................   10.61        0.54           0.23         (0.54)        (0.08)             --
   Class B....................................   10.58        0.47           0.22         (0.47)        (0.08)             --
   Class Y....................................   10.64        0.58           0.24         (0.57)        (0.08)             --
   From inception August 1, 1998, through
    December 31, 1998
   Class C....................................   10.70(f)     0.19(f)        0.15(f)      (0.21)(f)     (0.07)(f)          --
   For the Year Ended December 31, 1997
   Class A....................................   10.26        0.57           0.50         (0.56)        (0.16)             --
   Class B....................................   10.25        0.53           0.46         (0.50)        (0.16)             --
   Class Y....................................   10.27        0.58           0.54         (0.59)        (0.16)             --
THE TAX-FREE MINNESOTA FUND
   For the Period February 19, 2002 through
    October 31, 2002
   Class A....................................   10.29        0.26           0.16         (0.25)           --              --
   Class B....................................   10.27        0.20           0.20         (0.20)           --              --
   Class C....................................   10.27        0.20           0.21         (0.20)           --              --
   Class Y....................................   10.29        0.29           0.20         (0.29)           --              --
   For the Year Ended October 31, 2002
   Class E....................................   10.45        0.40           0.07         (0.39)           --              --
   Class H....................................   10.44        0.29           0.07         (0.28)           --              --
   Class L....................................   10.42        0.37           0.06         (0.36)           --              --
   Class M....................................   10.42        0.29           0.06         (0.28)           --              --
   Class N....................................   10.44        0.29           0.06         (0.28)           --              --
   For the One-Month Period Ended October 31,
    2001
   Class E....................................   10.35        0.04           0.10         (0.04)           --              --
   Class H....................................   10.34        0.03           0.10         (0.03)           --              --
   Class L....................................   10.31        0.04           0.11         (0.04)           --              --
   Class M....................................   10.31        0.03           0.11         (0.03)           --              --
   Class N....................................   10.34        0.03           0.10         (0.03)           --              --
   For the Year Ended September 30, 2001
   Class E....................................    9.91        0.48           0.45         (0.49)           --              --
   Class H....................................    9.91        0.38           0.44         (0.39)           --              --
   Class L....................................    9.88        0.45           0.45         (0.47)           --              --
   Class M....................................    9.88        0.38           0.44         (0.39)           --              --
   Class N....................................    9.90        0.38           0.45         (0.39)           --              --
   For the Year Ended September 30, 2000
   Class E....................................    9.94        0.51          (0.04)        (0.50)           --              --
   Class H....................................    9.93        0.42          (0.04)        (0.40)           --              --
   Class L....................................    9.91        0.48          (0.04)        (0.47)           --              --
   Class M....................................    9.90        0.42          (0.04)        (0.40)           --              --
   Class N....................................    9.93        0.41          (0.04)        (0.40)           --              --
   For the Year Ended September 30, 1999
   Class E....................................   10.77        0.50          (0.67)        (0.49)        (0.17)             --
   Class H....................................   10.76        0.39          (0.67)        (0.38)        (0.17)             --
   Class L....................................   10.74        0.47          (0.67)        (0.46)        (0.17)             --
   Class M....................................   10.73        0.39          (0.67)        (0.38)        (0.17)             --
   Class N....................................   10.73        0.42          (0.67)        (0.38)        (0.17)             --
   For the Year Ended September 30, 1998
   Class E....................................   10.46        0.52           0.32         (0.52)        (0.01)             --
   Class H....................................   10.44        0.42           0.32         (0.41)        (0.01)             --
   Class L....................................   10.43        0.49           0.32         (0.49)        (0.01)             --
   Class M....................................   10.42        0.41           0.32         (0.41)        (0.01)             --
   Class N....................................   10.44        0.39           0.32         (0.41)        (0.01)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $10.78          4.50%     $215,083         1.42%           1.25%           4.65%          149%
        10.73          3.77        98,028         2.10            1.95            3.92            --
        10.77          3.80       107,479         1.98            1.95            3.92            --
        10.87          5.01        39,778         0.78            0.78            5.16            --
        10.90         12.96       122,423         1.30            1.25            5.00           196
        10.85         12.12        55,999         1.96            1.95            4.30            --
        10.89         12.12        62,222         1.97            1.95            4.30            --
        10.99         13.46        43,635         0.75            0.75            5.50            --
        10.14          7.17(d)     37,290         1.29(b)         1.24(b)         5.88(b)        140
        10.10          6.48(d)     22,197         1.95(b)         1.95(b)         5.17(b)         --
        10.14          6.55(d)     16,886         1.94(b)         1.94(b)         5.18(b)         --
        10.22          7.60(d)     30,334         0.77(b)         0.77(b)         6.34(b)         --
         9.93         (2.71)       57,320         1.29            1.24            5.32           113
         9.90         (3.30)       21,442         1.94            1.94            4.62            --
         9.93(f)      (3.36)       18,136         1.97            1.95            4.62            --
         9.99         (2.31)       28,052         0.80            0.80            5.77            --
        10.76          7.48        47,143         1.32            1.25            5.04           135
        10.72          6.70        16,772         2.01            1.95            4.32            --
        10.81          7.98        10,766         0.84            0.80            5.48            --
        10.76(f)       3.19(d)      5,420         2.13(b)         1.95(b)         4.13(b)         --
        10.61         10.80        28,589         1.49            1.25            5.59           220
        10.58          9.96         5,745         2.19            1.95            4.85            --
        10.64         11.30         5,756         1.01            0.80            5.98            --
        10.46          4.16(d)      2,073         1.37(b)         1.15(b)         3.57(b)         36
        10.47          3.93(d)        238         2.09(b)         1.85(b)         2.73(b)         --
        10.48          4.03(d)        304         1.92(b)         1.85(b)         2.79(b)         --
        10.49          4.92(d)          1         0.65(b)         0.65(b)         3.83(b)         --
        10.53          4.58        31,414         0.79            0.79            3.81            36
        10.52          3.56           577         1.81            1.81            2.81            --
        10.49          4.22         3,344         1.04            1.04            3.56            --
        10.49          3.46           562         1.79            1.79            2.81            --
        10.51          3.46           203         1.79            1.79            2.81            --
        10.45          1.33(d)     32,533         0.84(b)         0.84(b)         4.28(b)         --
        10.44          1.25(d)      1,094         1.84(b)         1.84(b)         3.28(b)         --
        10.42          1.41(d)      3,543         1.09(b)         1.09(b)         4.03(b)         --
        10.42          1.35(d)        772         1.84(b)         1.84(b)         3.28(b)         --
        10.44          1.25(d)        203         1.84(b)         1.84(b)         3.28(b)         --
        10.35          9.58        32,259         0.85            0.85            4.70            18
        10.34          8.43         1,086         1.85            1.85            3.70            --
        10.31          9.24         3,570         1.10            1.10            4.45            --
        10.31          8.45           789         1.85            1.85            3.70            --
        10.34          8.55           200         1.85            1.85            3.70            --
         9.91          4.87        33,088         0.86            0.86            5.12            56
         9.91          3.95         1,076         1.86            1.86            4.12            --
         9.88          4.63         3,454         1.11            1.11            4.87            --
         9.88          3.96           829         1.86            1.86            4.12            --
         9.90          3.84           255         1.86            1.86            4.12            --
         9.94         (1.71)       37,396         0.86            0.86            4.73            55
         9.93         (2.73)        1,401         1.86            1.86            3.73            --
         9.91         (1.94)        3,240         1.11            1.11            4.48            --
         9.90         (2.73)          860         1.86            1.86            3.73            --
         9.93         (2.45)          247         1.86            1.86            3.73            --
        10.77          8.25        42,170         0.91            0.91            4.94            55
        10.76          7.26         1,458         1.91            1.91            3.94            --
        10.74          8.13         3,170         1.16            1.16            4.69            --
        10.73          7.18         1,271         1.91            1.91            3.94            --
        10.73          6.97           194         1.91            1.91            3.94            --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TAX-FREE NATIONAL FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................  $10.99       $0.26         $ 0.30        $(0.27)       $   --           $  --
   Class B....................................   10.97        0.20           0.25         (0.21)           --              --
   Class C....................................   10.97        0.20           0.27         (0.21)           --              --
   Class Y....................................   10.99        0.33           0.27         (0.31)           --              --
   For the Year Ended October 31, 2002
   Class E....................................   11.18        0.41           0.12         (0.40)        (0.04)             --
   Class H....................................   11.15        0.32           0.11         (0.30)        (0.04)             --
   Class L....................................   11.16        0.39           0.12         (0.38)        (0.04)             --
   Class M....................................   11.15        0.31           0.12         (0.30)        (0.04)             --
   Class N....................................   11.13        0.31           0.12         (0.30)        (0.04)             --
   For the One-Month Period Ended October 31,
     2001
   Class E....................................   11.07        0.04           0.11         (0.04)           --              --
   Class H....................................   11.03        0.03           0.12         (0.03)           --              --
   Class L....................................   11.05        0.04           0.11         (0.04)           --              --
   Class M....................................   11.04        0.03           0.11         (0.03)           --              --
   Class N....................................   11.02        0.03           0.11         (0.03)           --              --
   For the Year Ended September 30, 2001
   Class E....................................   10.52        0.49           0.56         (0.50)           --              --
   Class H....................................   10.49        0.37           0.56         (0.39)           --              --
   Class L....................................   10.50        0.46           0.56         (0.47)           --              --
   Class M....................................   10.49        0.38           0.56         (0.39)           --              --
   Class N....................................   10.48        0.38           0.56         (0.40)           --              --
   For the Year Ended September 30, 2000
   Class E....................................   10.49        0.52           0.02         (0.51)           --              --
   Class H....................................   10.46        0.42           0.02         (0.41)           --              --
   Class L....................................   10.47        0.50           0.02         (0.49)           --              --
   Class M....................................   10.46        0.42           0.02         (0.41)           --              --
   Class N....................................   10.45        0.42           0.02         (0.41)           --              --
   For the Year Ended September 30, 1999
   Class E....................................   11.38        0.50          (0.78)        (0.49)        (0.12)             --
   Class H....................................   11.35        0.39          (0.78)        (0.38)        (0.12)             --
   Class L....................................   11.37        0.47          (0.78)        (0.47)        (0.12)             --
   Class M....................................   11.36        0.38          (0.78)        (0.38)        (0.12)             --
   Class N....................................   11.34        0.39          (0.78)        (0.38)        (0.12)             --
   For the Year Ended September 30, 1998
   Class E....................................   11.07        0.52           0.34         (0.51)        (0.04)             --
   Class H....................................   11.06        0.40           0.34         (0.41)        (0.04)             --
   Class L....................................   11.06        0.50           0.34         (0.49)        (0.04)             --
   Class M....................................   11.05        0.42           0.34         (0.41)        (0.04)             --
   Class N....................................   11.04        0.41           0.34         (0.41)        (0.04)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
       $11.28          5.17%(d)  $12,192          1.63%(b)        1.15%(b)        3.31%(b)       47%
        11.21          4.18(d)     3,764          2.33(b)         1.85(b)         2.54(b)        --
        11.23          4.37(d)     3,121          2.18(b)         1.85(b)         2.57(b)        --
        11.28          5.52(d)         1          0.63(b)         0.63(b)         4.15(b)        --
        11.27          4.93       39,423          0.94            0.94            3.70           47
        11.24          3.99        2,895          1.95            1.85            2.83           --
        11.25          4.72        7,360          1.19            1.15            3.50           --
        11.24          3.99        1,552          1.95            1.85            2.80           --
        11.22          3.99          600          1.95            1.85            2.80           --
        11.18          1.35(d)    42,441          0.95(b)         0.95(b)         4.21(b)        --
        11.15          1.36(d)     4,679          1.95(b)         1.95(b)         3.21(b)        --
        11.16          1.33(d)     8,029          1.20(b)         1.20(b)         3.96(b)        --
        11.15          1.27(d)     1,723          1.95(b)         1.95(b)         3.21(b)        --
        11.13          1.27(d)       538          1.95(b)         1.95(b)         3.21(b)        --
        11.07         10.18       42,331          0.97            0.97            4.49           28
        11.03          9.03        4,853          1.97            1.97            3.49           --
        11.05          9.91        7,892          1.22            1.22            4.24           --
        11.04          9.14        1,701          1.97            1.97            3.49           --
        11.02          9.06          469          1.97            1.97            3.49           --
        10.52          5.33       42,212          0.96            0.96            4.96           64
        10.49          4.29        5,021          1.96            1.96            3.96           --
        10.50          5.09        6,509          1.21            1.21            4.71           --
        10.49          4.29        1,540          1.96            1.96            3.96           --
        10.48          4.30          289          1.96            1.96            3.96           --
        10.49         (2.56)      47,140          0.94            0.94            4.56           89
        10.46         (3.52)       6,019          1.94            1.94            3.56           --
        10.47         (2.87)       8,247          1.19            1.19            4.31           --
        10.46         (3.61)       1,752          1.94            1.94            3.56           --
        10.45         (3.53)         548          1.94            1.94            3.56           --
        11.38          7.97       56,959          0.98            0.98            4.65           74
        11.35          6.76        6,099          1.98            1.98            3.65           --
        11.37          7.75        8,308          1.23            1.23            4.40           --
        11.36          6.95        1,493          1.98            1.98            3.65           --
        11.34          6.86          493          1.98            1.98            3.65           --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
   For the Period February 19, 2002 through
     October 31, 2002
   Class A....................................   $9.50       $0.26         $ 0.38        $(0.26)        $  --           $  --
   Class B....................................    9.46        0.21           0.38         (0.21)           --              --
   Class C....................................    9.46        0.21           0.38         (0.21)           --              --
   Class Y....................................    9.50         .32            .36         (0.29)           --              --
   For the Year Ended October 31, 2002
   Class E....................................    9.67        0.42           0.19         (0.41)           --              --
   Class H....................................    9.64        0.32           0.19         (0.32)           --              --
   Class L....................................    9.67        0.39           0.20         (0.39)           --              --
   Class M....................................    9.64        0.32           0.20         (0.32)           --              --
   Class N....................................    9.64        0.32           0.20         (0.32)           --              --
   For the Three-Month Period Ended October
     31, 2001
   Class E....................................    9.37        0.13           0.30         (0.13)           --              --
   Class H....................................    9.34        0.10           0.30         (0.10)           --              --
   Class L....................................    9.37        0.12           0.30         (0.12)           --              --
   Class M....................................    9.34        0.10           0.30         (0.10)           --              --
   Class N....................................    9.34        0.10           0.30         (0.10)           --              --
   For the Year Ended July 31, 2001
   Class E....................................    8.86        0.54           0.52         (0.55)           --              --
   Class H....................................    8.83        0.45           0.52         (0.46)           --              --
   Class L....................................    8.86        0.52           0.52         (0.53)           --              --
   Class M....................................    8.83        0.45           0.52         (0.46)           --              --
   Class N....................................    8.83        0.45           0.52         (0.46)           --              --
   For the Year Ended July 31, 2000
   Class E....................................    8.96        0.52          (0.10)        (0.52)           --              --
   Class H....................................    8.94        0.43          (0.10)        (0.44)           --              --
   Class L....................................    8.96        0.50          (0.10)        (0.50)           --              --
   Class M....................................    8.94        0.43          (0.10)        (0.44)           --              --
   Class N....................................    8.93        0.44          (0.10)        (0.44)           --              --
   For the Year Ended July 31, 1999
   Class E....................................    9.30        0.49          (0.34)        (0.49)           --              --
   Class H....................................    9.28        0.40          (0.34)        (0.40)           --              --
   Class L....................................    9.30        0.47          (0.34)        (0.47)           --              --
   Class M....................................    9.28        0.40          (0.34)        (0.40)           --              --
   Class N....................................    9.27        0.40          (0.34)        (0.40)           --              --
   For the Year Ended July 31, 1998
   Class E....................................    9.16        0.52           0.14         (0.52)           --              --
   Class H....................................    9.14        0.43           0.14         (0.43)           --              --
   Class L....................................    9.16        0.50           0.14         (0.50)           --              --
   Class M....................................    9.14        0.43           0.14         (0.43)           --              --
   Class N....................................    9.13        0.43           0.14         (0.43)           --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
        $9.88          6.87%(d)  $ 75,245         1.59%(b)        1.20%(b)        3.58%(b)       218%
         9.84          6.36(d)     39,276         2.28(b)         1.90(b)         2.87(b)         --
         9.84          6.36(d)     40,708         2.11(b)         1.90(b)         2.86(b)         --
         9.89          7.32(d)          1         0.74(b)         0.74(b)         4.36(b)         --
         9.87          6.55       156,085         0.81            0.81            4.45           218
         9.83          5.41         9,319         1.81            1.81            3.45            --
         9.87          6.29        49,048         1.06            1.06            4.20            --
         9.84          5.51         6,660         1.81            1.81            3.44            --
         9.84          5.52         1,717         1.81            1.81            3.47            --
         9.67          4.57(d)    187,712         0.79(b)         0.79(b)         5.25            32
         9.64          4.31(d)     10,770         1.79(b)         1.79(b)         4.25            --
         9.67          4.50(d)     52,579         1.04(b)         1.04(b)         5.01            --
         9.64          4.32(d)      6,582         1.79(b)         1.79(b)         4.25            --
         9.64          4.31(d)      2,275         1.79(b)         1.79(b)         4.25            --
         9.37         12.30       182,170         0.79            0.79            5.93           136
         9.34         11.24        10,078         1.79            1.79            4.92            --
         9.37         12.02        47,798         1.04            1.04            5.67            --
         9.34         11.24         5,284         1.79            1.79            4.92            --
         9.34         11.24         1,603         1.79            1.79            4.92            --
         8.86          4.91       184,520         0.79            0.79            5.96           181
         8.83          3.79         8,345         1.79            1.79            4.96            --
         8.86          4.62        43,620         1.04            1.04            5.71            --
         8.83          3.79         4,264         1.79            1.79            4.96            --
         8.83          3.91         1,606         1.79            1.79            4.93            --
         8.96          1.56       254,096         0.78            0.78            5.32            75
         8.94          0.53        10,262         1.78            1.78            4.32            --
         8.96          1.30        49,274         1.03            1.03            5.07            --
         8.94          0.53         4,703         1.78            1.78            4.32            --
         8.93          0.52         3,071         1.78            1.78            4.32            --
         9.30          7.42       285,060         0.79            0.79            5.62           118
         9.28          6.40        10,816         1.79            1.79            4.62            --
         9.30          7.14        52,439         1.04            1.04            5.37            --
         9.28          6.40         3,161         1.79            1.79            4.62            --
         9.27          6.41         1,267         1.79            1.79            4.62            --

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                               ----------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND                     DISTRIBUTIONS
                                               NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                               VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                               BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                               OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                               ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
   For the Year Ended October 31, 2002(g)
   Class A....................................   $1.00       $0.011        $  --        $(0.011)        $  --           $  --
   Class B....................................    1.00        0.004           --         (0.004)           --              --
   Class C....................................    1.00        0.004           --         (0.004)           --              --
   Class Y....................................    1.00        0.017           --         (0.017)           --              --
   For the Year Ended October 31, 2001
   Class A....................................    1.00         0.04           --          (0.04)           --              --
   Class B....................................    1.00         0.03           --          (0.03)           --              --
   Class C....................................    1.00         0.03           --          (0.03)           --              --
   Class Y....................................    1.00         0.04           --          (0.04)           --              --
   For the Ten Months Ended October 31, 2000
   Class A....................................    1.00         0.04           --          (0.04)           --              --
   Class B....................................    1.00         0.04           --          (0.04)           --              --
   Class C....................................    1.00         0.04           --          (0.04)           --              --
   Class Y....................................    1.00         0.05           --          (0.05)           --              --
   For the Year Ended December 31, 1999
   Class A....................................    1.00         0.04           --          (0.04)           --              --
   Class B....................................    1.00         0.04           --          (0.04)           --              --
   Class C....................................    1.00         0.04           --          (0.04)           --              --
   Class Y....................................    1.00         0.05           --          (0.05)           --              --
   For the Year Ended December 31, 1998
   Class A....................................    1.00         0.05           --          (0.05)           --              --
   Class B....................................    1.00         0.04           --          (0.04)           --              --
   Class Y....................................    1.00         0.05           --          (0.05)           --              --
   From inception August 1, 1998, through
     December 31, 1998
   Class C....................................    1.00         0.02           --          (0.02)           --              --
   For the Year Ended December 31, 1997
   Class A....................................    1.00         0.05           --          (0.05)           --              --
   Class Y....................................    1.00         0.05           --          (0.05)           --              --
   From inception August 22, 1997 to December
     31, 1997
   Class B....................................    1.00         0.01           --          (0.01)           --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------
                                                                                RATIO OF
                                                RATIO OF        RATIO OF           NET
                                NET ASSETS      EXPENSES        EXPENSES       INVESTMENT
      NET ASSET                 AT END OF      TO AVERAGE      TO AVERAGE     INCOME (LOSS)   PORTFOLIO
      VALUE AT        TOTAL       PERIOD       NET ASSETS      NET ASSETS      TO AVERAGE     TURNOVER
    END OF PERIOD   RETURN(C)    (000'S)     BEFORE WAIVERS   AFTER WAIVERS    NET ASSETS      RATE(E)
    -------------   ---------   ----------   --------------   -------------   -------------   ---------
        $1.00         1.09%      $302,862         1.30%           1.00%           1.06%          N/A
         1.00         0.43         99,048         1.96            1.70            0.37            --
         1.00         0.42         65,894         1.82            1.70            0.37            --
         1.00         1.72          2,815         0.62            0.55            1.51            --
         1.00         4.02         86,748         1.19            1.00            3.63           N/A
         1.00         3.31         48,998         1.85            1.70            2.93            --
         1.00         3.31         53,873         1.82            1.70            2.93            --
         1.00         4.49         33,309         0.61            0.55            4.08            --
         1.00         4.54(d)      43,897         1.20(b)         1.00(b)         5.35(b)        N/A
         1.00         3.94(d)      14,974         1.85(b)         1.70(b)         4.65(b)         --
         1.00         3.93(d)       6,842         1.85(b)         1.70(b)         4.65(b)         --
         1.00         4.94(d)      18,325         0.65(b)         0.55(b)         5.80(b)         --
         1.00         4.32         44,663         1.15            1.00            4.25           N/A
         1.00         3.59         25,762         1.81            1.70            3.55            --
         1.00         3.59          9,904         1.84            1.70            3.56            --
         1.00         4.80          8,953         0.64            0.55            4.70            --
         1.00         4.69         29,424         1.25            1.00            4.57           N/A
         1.00         3.97         11,936         1.86            1.70            3.83            --
         1.00         5.16          5,320         0.71            0.55            4.99            --
         1.00         1.58(d)       1,203         2.02(b)         1.70(b)         3.57(b)         --
         1.00         4.73         22,578         1.28            1.00            4.67           N/A
         1.00         5.23          2,638         0.82            0.55            5.13            --
         1.00         1.45(d)       4,449         3.63(b)         1.70(b)         3.92(b)         --

 REPORT OF INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford International Small Company Fund, The Hartford SmallCap Growth Fund, The Hartford Small Company Fund, The Hartford International Capital Appreciation Fund, The Hartford Capital Appreciation Fund, The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Value Opportunities Fund, The Hartford International Opportunities Fund, The Hartford Global Leaders Fund, The Hartford Focus Fund, The Hartford Growth Fund, The Hartford Stock Fund, The Hartford Value Fund, The Hartford Growth and Income Fund, The Hartford Dividend and Growth Fund, The Hartford Advisers Fund, The Hartford High Yield Fund, The Hartford Total Return Bond Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund and The Hartford Money Market Fund (certain funds within The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.) (the "Funds") as of October 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the year ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the periods presented through October 31, 2001, were audited by other auditors whose reports dated December 6, 2001 and December 7, 2001, expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.

Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position for each of the respective funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., at October 31, 2002, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                 -s- ERNST & YOUNG LLP

Minneapolis, Minnesota
December 6, 2002

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Dividend and Growth Fund and Advisors Fund paid income distributions, taxable as dividend income, of which 100.00% and 65.00%, respectively, qualified for deduction by corporations.

The income received from federal obligations is as follows:

                                                                                    TOTAL RETURN         U.S. GOVERNMENT
                                                              ADVISERS FUND          BOND FUND           SECURITIES FUND
                                                              -------------         ------------         ---------------
U.S. Treasury...............................................      20.44%                1.20%                 10.60%
Other Direct Federal Obligations............................       7.20%                4.06%                  4.08%
                                                                 -------              -------                -------
  Total Direct Federal Obligations..........................      27.64%                5.26%                 14.68%
  Other Securities..........................................      72.36%               94.74%                 85.32%
                                                                 -------              -------                -------
Total.......................................................     100.00%              100.00%                100.00%
                                                                 -------              -------                -------

Detailed below are the per share distributions made for the fiscal year ended October 31, 2002.

FUND                        EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
----                       ----------   -------   -------   -------   -------   -------   -------   -------   -------   -------
GLOBAL HEALTH
Short-Term Capital
  Gain...................  11/11/2001    0.181     0.181     0.181                                                       0.181
Long-Term Capital Gain...  11/11/2001    0.098     0.098     0.098                                                       0.098
                                         -----     -----     -----                                                       -----
  Total Distributions....                0.279     0.279     0.279                                                       0.279
                                         -----     -----     -----                                                       -----
SMALLCAP GROWTH
Long-Term Capital Gain...  11/12/2001                                            0.326     0.326     0.326     0.326
                                                                                 -----     -----     -----     -----
GROWTH OPPORTUNITIES
Long-Term Capital Gain...  11/12/2001                                            0.209     0.209     0.209     0.209
                                                                                 -----     -----     -----     -----
VALUE OPPORTUNITIES
Short-Term Capital
  Gain...................  11/12/2001                                            0.457     0.457     0.457     0.457
Long-Term Capital Gain...  11/12/2001                                            0.353     0.353     0.353     0.353
                                                                                 -----     -----     -----     -----
  Total Distributions....                                                        0.810     0.810     0.810     0.810
                                                                                 -----     -----     -----     -----
GROWTH
Long-Term Capital Gain...  11/12/2001                                            0.004     0.004     0.004     0.004
                                                                                 -----     -----     -----     -----
VALUE
Short-Term Capital
  Gain...................   11/9/2001    0.488     0.488     0.488                                                       0.488
                                         -----     -----     -----                                                       -----
DIVIDEND AND GROWTH
Long-Term Capital Gain...   11/9/2001    0.245     0.245     0.245                                                       0.245
                                         -----     -----     -----                                                       -----
Income...................  12/21/2001    0.042     0.016     0.019                                                       0.058
Income...................   3/25/2002    0.029     0.002     0.006                                                       0.046
Income...................   6/25/2002    0.030     0.002     0.002                                                       0.041
Income...................   9/25/2002    0.018     0.000     0.000                                                       0.070
                                         -----     -----     -----                                                       -----
  Total Income
    Distributions........                0.119     0.020     0.027                                                       0.215
                                         -----     -----     -----                                                       -----
ADVISERS
Income...................  12/21/2001    0.068     0.042     0.044                                                       0.085
Income...................   3/25/2002    0.044     0.018     0.019                                                       0.063
Income...................   6/25/2002    0.055     0.030     0.030                                                       0.073
Income...................   9/25/2002    0.061     0.036     0.046                                                       0.081
                                         -----     -----     -----                                                       -----
  Total Income
    Distributions........                0.228     0.126     0.139                                                       0.302
                                         -----     -----     -----                                                       -----

FUND                       CLASS Z
----                       -------
GLOBAL HEALTH
Short-Term Capital
  Gain...................
Long-Term Capital Gain...
  Total Distributions....
SMALLCAP GROWTH
Long-Term Capital Gain...
GROWTH OPPORTUNITIES
Long-Term Capital Gain...   0.209
                            -----
VALUE OPPORTUNITIES
Short-Term Capital
  Gain...................
Long-Term Capital Gain...
  Total Distributions....
GROWTH
Long-Term Capital Gain...
VALUE
Short-Term Capital
  Gain...................
DIVIDEND AND GROWTH
Long-Term Capital Gain...
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........
ADVISERS
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

FUND                        EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
----                       ----------   -------   -------   -------   -------   -------   -------   -------   -------   -------
HIGH YIELD
Income...................  11/27/2001    0.069     0.063     0.063                                                       0.073
Income...................  12/21/2001    0.066     0.061     0.062                                                       0.069
Income...................   1/28/2002    0.065     0.059     0.061                                                       0.068
Income...................   2/12/2002    0.039     0.036     0.036                                                       0.040
Income...................   2/25/2002    0.020     0.018     0.018                                                       0.020
Income...................   3/25/2002    0.064     0.059     0.059                                                       0.067
Income...................   4/25/2002    0.058     0.053     0.053                                                       0.061
Income...................   5/28/2002    0.058     0.053     0.053                                                       0.061
Income...................   6/25/2002    0.063     0.059     0.059                                                       0.067
Income...................   7/26/2002    0.066     0.062     0.062                                                       0.069
Income...................   8/27/2002    0.067     0.063     0.063                                                       0.071
Income...................   9/25/2002    0.066     0.061     0.062                                                       0.069
Income...................  10/28/2002    0.055     0.051     0.052                                                       0.059
                                         -----     -----     -----                                                       -----
  Total Income
    Distributions........                0.756     0.698     0.703                                                       0.794
                                         -----     -----     -----                                                       -----
TOTAL RETURN BOND
Short-Term Capital
  Gain...................   11/9/2001    0.024     0.024     0.024                                                       0.024
Long-Term Capital Gain...   11/9/2001    0.042     0.042     0.042                                                       0.042
                                         -----     -----     -----                                                       -----
  Total Capital Gain
    Distributions........                0.066     0.066     0.066                                                       0.066
                                         -----     -----     -----                                                       -----
Income...................  11/27/2001    0.045     0.039     0.039                                                       0.052
Income...................  12/21/2001    0.042     0.035     0.037                                                       0.046
Income...................   1/28/2002    0.042     0.035     0.036                                                       0.046
Income...................   2/25/2002    0.041     0.035     0.035                                                       0.046
Income...................   3/25/2002    0.044     0.037     0.038                                                       0.048
Income...................   4/25/2002    0.041     0.034     0.035                                                       0.045
Income...................   5/28/2002    0.041     0.034     0.035                                                       0.045
Income...................   6/25/2002    0.044     0.038     0.038                                                       0.048
Income...................   7/26/2002    0.053     0.046     0.046                                                       0.057
Income...................   8/27/2002    0.042     0.036     0.036                                                       0.047
Income...................   9/25/2002    0.050     0.044     0.044                                                       0.056
Income...................  10/28/2002    0.039     0.032     0.032                                                       0.042
                                         -----     -----     -----                                                       -----
  Total Income
    Distributions........                0.524     0.445     0.451                                                       0.578
                                         -----     -----     -----                                                       -----
TAX-FREE NATIONAL*
Short-Term Capital
  Gain...................  11/12/2001                                  0.025     0.025     0.025     0.025     0.025
Long-Term Capital Gain...  11/12/2001                                  0.019     0.019     0.019     0.019     0.019
                                                                       -----     -----     -----     -----     -----
  Total Capital Gain
    Distributions........                                              0.044     0.044     0.044     0.044     0.044
                                                                       -----     -----     -----     -----     -----
Income...................  11/30/2001                                  0.040     0.031     0.038     0.031     0.031
Income...................  12/31/2001                                  0.037     0.028     0.034     0.028     0.028
Income...................   1/31/2002                                  0.036     0.028     0.034     0.027     0.027
Income...................   2/25/2002    0.023     0.018     0.018     0.025     0.018     0.023     0.018     0.018     0.024
Income...................   3/25/2002    0.029     0.023     0.023     0.031     0.023     0.029     0.023     0.023     0.033
Income...................   4/25/2002    0.032     0.026     0.026     0.034     0.026     0.032     0.026     0.026     0.036
Income...................   5/28/2002    0.033     0.027     0.027     0.035     0.027     0.033     0.027     0.027     0.037
Income...................   6/25/2002    0.031     0.024     0.024     0.033     0.024     0.031     0.024     0.024     0.035
Income...................   7/26/2002    0.031     0.024     0.024     0.033     0.024     0.031     0.024     0.024     0.035
Income...................   8/27/2002    0.031     0.024     0.024     0.032     0.024     0.030     0.024     0.024     0.035
Income...................   9/25/2002    0.031     0.024     0.024     0.032     0.024     0.031     0.024     0.024     0.035
Income...................  10/28/2002    0.030     0.024     0.024     0.032     0.024     0.030     0.024     0.024     0.038
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total Income
    Distributions........                0.271     0.214     0.214     0.400     0.301     0.376     0.300     0.300     0.308
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----

FUND                       CLASS Z
----                       -------
HIGH YIELD
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........
TOTAL RETURN BOND
Short-Term Capital
  Gain...................
Long-Term Capital Gain...
  Total Capital Gain
    Distributions........
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........
TAX-FREE NATIONAL*
Short-Term Capital
  Gain...................
Long-Term Capital Gain...
  Total Capital Gain
    Distributions........
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........

--------------------------------------------------------------------------------

FUND                        EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
----                       ----------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TAX-FREE MINNESOTA*
Income...................  11/30/2001                                  0.039     0.030     0.037     0.030     0.030
Income...................  12/31/2001                                  0.034     0.026     0.032     0.026     0.026
Income...................   1/31/2002                                  0.035     0.026     0.033     0.026     0.026
Income...................   2/25/2002    0.023     0.018     0.018     0.025     0.018     0.023     0.018     0.018     0.023
Income...................   3/25/2002    0.026     0.021     0.021     0.029     0.021     0.029     0.021     0.021     0.030
Income...................   4/25/2002    0.026     0.021     0.021     0.029     0.021     0.027     0.021     0.021     0.030
Income...................   5/28/2002    0.029     0.023     0.023     0.032     0.023     0.029     0.023     0.023     0.033
Income...................   6/25/2002    0.028     0.022     0.022     0.031     0.022     0.029     0.022     0.022     0.032
Income...................   7/26/2002    0.029     0.022     0.022     0.032     0.022     0.029     0.022     0.022     0.032
Income...................   8/27/2002    0.030     0.023     0.023     0.032     0.023     0.030     0.023     0.023     0.033
Income...................   9/25/2002    0.029     0.023     0.023     0.031     0.023     0.029     0.023     0.023     0.033
Income...................  10/28/2002    0.034     0.027     0.027     0.036     0.027     0.034     0.027     0.027     0.042
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total Income
    Distributions........                0.254     0.200     0.200     0.385     0.282     0.361     0.282     0.282     0.288
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----
U.S. GOVERNMENT
  SECURITIES
Income...................  11/30/2001                                  0.040     0.032     0.038     0.032     0.032
Income...................  12/31/2001                                  0.040     0.032     0.038     0.032     0.032
Income...................   1/31/2002                                  0.040     0.032     0.038     0.032     0.032
Income...................   2/25/2002    0.024     0.019     0.019     0.026     0.019     0.024     0.019     0.019     0.026
Income...................   3/25/2002    0.032     0.027     0.027     0.035     0.028     0.033     0.028     0.028     0.035
Income...................   4/25/2002    0.033     0.028     0.028     0.036     0.029     0.034     0.029     0.029     0.036
Income...................   5/28/2002    0.033     0.027     0.027     0.036     0.028     0.034     0.028     0.028     0.036
Income...................   6/25/2002    0.032     0.026     0.026     0.036     0.027     0.033     0.027     0.027     0.036
Income...................   7/26/2002    0.028     0.022     0.022     0.031     0.023     0.029     0.023     0.023     0.031
Income...................   8/27/2002    0.027     0.021     0.021     0.030     0.022     0.028     0.022     0.022     0.031
Income...................   9/25/2002    0.027     0.021     0.021     0.030     0.022     0.028     0.022     0.022     0.030
Income...................  10/28/2002    0.026     0.021     0.021     0.030     0.022     0.028     0.022     0.022     0.031
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total Income
    Distributions........                0.262     0.212     0.212     0.410     0.316     0.385     0.316     0.316     0.292
                                         -----     -----     -----     -----     -----     -----     -----     -----     -----

FUND                       CLASS Z
----                       -------
TAX-FREE MINNESOTA*
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........
U.S. GOVERNMENT
  SECURITIES
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
Income...................
  Total Income
    Distributions........

* Ordinary distributions from the Tax-Free Minnesota and Tax-Free National were exempt from federal income taxation for non-corporate shareholders.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN      Director            Since     Ms. Coleman has served as President        75        N/A
(age 70)                                       1996(1)    of Saint Joseph College since 1991
27 Buckingham Lane,                             Since     and President of Cashel House, Ltd.
West Hartford, CT 06117                        2002(2)    (retail) since 1985.
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN         Director            Since     Mr. Gavin is an Educational                75        Mr. Gavin is a
(age 62)                                       2002(1)    consultant. Prior to September 1,                    director of Systems
751 Judd Street                                 Since     2001, he was President of Cranbrook                  & Computer
Marine on St. Croix, MN                        1986(2)    Education Community; and prior to                    Technology
55047                                                     July 1996, President, Macalester                     Corporation
                                                          College, St. Paul MN.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director            Since     Mr. Hill is Partner Emeritus and a         75        N/A
(age 57)                                       2001(1)    founding partner of TSG Capital
177 Broad Street,                               Since     Group, a private equity investment
12th Floor                                     2002(2)    firm that serves as sponsor and lead
Stamford, CT 06901                                        investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill is
                                                          also a Partner of TSG Ventures L.P.,
                                                          a private equity investment company
                                                          that invests primarily in
                                                          minority-owned small businesses.
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON         Director            Since     Mr. Peterson is a mutual fund              75        N/A
(age 58)                                       2002(1)    industry consultant; He was a
11155 Kane Trail                                Since     partner of KPMG LLP, through June
Northfield, Minnesota                          2000(2)    1999.
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.  Director            Since     Mr. Pryor has served as Managing           75        Mr. Pryor is a
(age 69)                                       1996(1)    Director of Pryor & Clark Company                    Director of Infodata
80 Lamberton Road                               Since     (real estate investment), Hartford,                  Systems, Inc.
Windsor, CT 06095                              2002(2)    Connecticut, since June 1992.                        (software company)
                                                                                                               and CompuDyne
                                                                                                               Corporation
                                                                                                               (Security products
                                                                                                               and services).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER        Director            Since     Mr. Springer served as Chairman of         75        N/A
(age 71)                                       1996(1)    Medspan, Inc. (health maintenance
27 Birch Point Lane                             Since     organization) until March 2002.
Sunapee, NH 03782                              2002(2)
-----------------------------------------------------------------------------------------------------------------------------------

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

 (1) Term for The Hartford Retail Funds, Inc.

 (2) Term for The Hartford Retail Funds II, Inc.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------

                                                TERM OF
                            POSITION HELD     OFFICE** AND
                               WITH THE        LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY        TIME SERVED            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA***     Chairman of          Since       Mr. Marra is President and Chief
(age 44)                    the Board          2002(1,2)     Operating Officer of Hartford Life,
P.O. Box 2999                                                Inc. He is also a member of the
Hartford, CT 06104-2999                                      Board of Directors and a member of
                                                             the Office of the Chairman for The
                                                             Hartford Financial Services Group,
                                                             Inc., the parent company of
                                                             Hartford Life. Mr. Marra was named
                                                             President of Hartford Life in 2001
                                                             and COO in 2000, and served as
                                                             Executive Vice President and
                                                             Director of Hartford Life's
                                                             Investment Products Division from
                                                             1998 to 2000. He was head of
                                                             Hartford Life's Individual Life and
                                                             Annuities Division from 1994 to
                                                             1998 after being promoted to Senior
                                                             Vice President in 1994 and
                                                             Executive Vice President in 1996.
                                                             Mr. Marra is also a Managing Member
                                                             and President of HIFSCO and HL
                                                             Advisors.
------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH***     Director         Since 1996(1)   Mr. Smith served as Vice Chairman
(age 63)                                     Since 2002(2)   of Hartford Financial Services
62 Little Stannard Beach                                     Group, Inc. from February 1997 to
Road                                                         January 2002, as President and
Westbrook, CT 06498                                          Chief Executive Officer of Hartford
                                                             Life, Inc. from February 1997 to
                                                             January 2002, and as President and
                                                             Chief Operating Officer of The
                                                             Hartford Life Insurance Companies
                                                             from January 1989 to January 2002.
------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI***    President and    Since 2001(1)   Mr. Znamierowski currently serves
(age 41)                    Director****                     as President of Hartford Investment
55 Farmington Avenue                                         Management Company ("HIMCO") and
Hartford, CT 06105                                           Senior Vice President, Chief
                                                             Investment Officer for Hartford
                                                             Life, Inc. Mr. Znamierowski is also
                                                             a Managing Member and Senior Vice
                                                             President of Hartford Investment
                                                             Financial Services, LLC ("HIFSCO")
                                                             and HL Investment Advisers, LLC
                                                             ("HL Advisors"). Mr. Znamierowski
                                                             is the Group Senior Vice President
                                                             and Chief Investment Officer for
                                                             The Hartford.
------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President   Since 2002(1)   Mr. Beltz currently serves as Vice
(age 53)                                     Since 1993(2)   President, Securities Operations of
500 Bielenberg Drive                                         Hartford Administrative Services
Woodbury, MN 55125                                           Company ("HASCO"). He also has
                                                             served as Assistant Vice President
                                                             of Hartford Life Insurance Company
                                                             since December 2001.
------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND O  INTERESTED DIRECTORS AND OFFICERS
--------------------------  -----------------------------------
                              NUMBER OF
                            PORTFOLIOS IN
                            FUND COMPLEX          OTHER
                             OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         DIRECTOR       HELD BY DIRECTOR
--------------------------  -----------------------------------
THOMAS MICHAEL MARRA***          75        Mr. Marra is a
(age 44)                                   member of the Board
P.O. Box 2999                              of Directors of The
Hartford, CT 06104-2999                    Hartford Financial
                                           Services Group, Inc.

--------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH***          75        N/A
(age 63)
62 Little Stannard Beach
Road
Westbrook, CT 06498

------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI***         51        N/A
(age 41)
55 Farmington Avenue
Hartford, CT 06105

------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.            N/A        N/A
(age 53)
500 Bielenberg Drive
Woodbury, MN 55125

------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------

                                                TERM OF
                            POSITION HELD     OFFICE** AND
                               WITH THE        LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY        TIME SERVED            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President       Since       Mr. Davison is a Managing Director
(age 45)                                       2002(1,2)     and Director of Funds Management
55 Farmington Avenue                                         Group of Hartford Investment
Hartford, CT 06105                                           Management Company.
------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President       Since       Mr. Ferris serves as Vice President
(age 47)                                       2002(1,2)     and a director of sales and
P.O. Box 2999                                                marketing in the Investment
Hartford, CT 06104-2999                                      Products Division of Hartford Life
                                                             Insurance Company.
------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice             Since 2002(1)   Ms. Fagely has served as Assistant
(age 44)                    President,       Since 1993(2)   Vice President of Hartford Life
500 Bielenberg Drive        Controller and                   Insurance Company since 2001 and as
Woodbury, MN 55125          Treasurer                        Vice President of Hartford
                                                             Administrative Services Company
                                                             since 1998; prior to 1998, Second
                                                             Vice President of HASCO.
------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice President   Since 1996(1)   Mr. Jay has served as Secretary and
(age 50)                                     Since 2001(2)   Director, Life and Equity
P.O. Box 2999                                                Accounting and Financial Control,
Hartford, CT 06104-2999                                      of Hartford Life Insurance Company
                                                             since 1987.
------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000(1)   Mr. Joyce currently serves as
(age 43)                                     Since 2001(2)   Senior Vice President and director
P.O. Box 2999                                                of investment products management
Hartford, CT 06104-2999                                      for Hartford Life Insurance
                                                             Company. Previously he served as
                                                             Vice President (1997-1999) and
                                                             Assistant Vice President
                                                             (1994-1997) of Hartford Life
                                                             Insurance Company.
------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000(1)   Mr. Levenson serves as Senior Vice
(age 36)                                     Since 2001(2)   President of Hartford Life
P.O. Box                                                     Insurance Company and is
Hartford, CT 06104-2999                                      responsible for the Company's
                                                             mutual funds line of business. Mr.
                                                             Levenson joined The Hartford in
                                                             1995. Mr. Levenson is also a senior
                                                             vice president of HIFSCO.
------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President       Since       Mr. Johnson has served as Vice
(age 42)                                       2002(1,2)     President and a director of sales
P.O. Box 2999                                                and marketing in the Investment
Hartford, CT 06104-2999                                      Products Division of Hartford Life
                                                             Insurance Company since 1999.
                                                             Previously he was with Guardian
                                                             Insurance Company in New York, New
                                                             York.
------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND O  INTERESTED DIRECTORS AND OFFICERS
--------------------------  -----------------------------------
                              NUMBER OF
                            PORTFOLIOS IN
                            FUND COMPLEX          OTHER
                             OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         DIRECTOR       HELD BY DIRECTOR
--------------------------  -----------------------------------
WILLIAM H. DAVISON, JR.         N/A        N/A
(age 45)
55 Farmington Avenue
Hartford, CT 06105
------------------------------------------------------------------------------------------------
BRUCE FERRIS                    N/A        N/A
(age 47)
P.O. Box 2999
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------
TAMARA L. FAGELY                N/A        N/A
(age 44)
500 Bielenberg Drive
Woodbury, MN 55125

------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY              N/A        N/A
(age 50)
P.O. Box 2999
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE                N/A        N/A
(age 43)
P.O. Box 2999
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------
DAVID N. LEVENSON               N/A        N/A
(age 36)
P.O. Box
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------
RYAN JOHNSON                    N/A        N/A
(age 42)
P.O. Box 2999
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------

                                                TERM OF
                            POSITION HELD     OFFICE** AND
                               WITH THE        LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY        TIME SERVED            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000(1)   Mr. Walters serves as Executive
(age 40)                                     Since 2001(2)   Vice President and Director of the
P.O. Box 2999                                                Investment Products Division of
Hartford, CT 06104-2999                                      Hartford Life Insurance Company.
                                                             Previously Mr. Walters was with
                                                             First Union Securities. Mr. Walters
                                                             is also a Managing Member and
                                                             Executive Vice President of HIFSO
                                                             and HL Advisors.
------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996(1)   Mr. Carr has served as Assistant
(age 48)                    and Secretary    Since 2001(2)   General Counsel since 1999, Counsel
55 Farmington Avenue                                         since November 1996 and Associate
Hartford, CT 06105                                           Counsel since November 1995, of The
                                                             Hartford Financial Services Group,
                                                             Inc. Mr. Carr is also Assistant
                                                             Secretary of HL Advisors, HIFSCO
                                                             and HIMCO.
------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND O  INTERESTED DIRECTORS AND OFFICERS
--------------------------  -----------------------------------
                              NUMBER OF
                            PORTFOLIOS IN
                            FUND COMPLEX          OTHER
                             OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         DIRECTOR       HELD BY DIRECTOR
--------------------------  -----------------------------------
JOHN C. WALTERS                 N/A        N/A
(age 40)
P.O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------------------------------------------
KEVIN J. CARR                   N/A        N/A
(age 48)
55 Farmington Avenue
Hartford, CT 06105
------------------------------------------------------------------------------------------------

   * Term of Office: Each director may serve until his or her successor is elected and qualifies.

  ** Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

 *** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of HIFSCO or affiliated companies.

**** Director of the Hartford Mutual Funds, Inc.

   (1) Term for The Hartford Retail Funds, Inc.

   (2) Term for The Hartford Retail Funds II, Inc.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 1-888-843-7824 or writing The Hartford Mutual Funds
                                      P.O. Box 64387
                                      St. Paul, MN 55164-0387.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed during the period. *indicates that the proposal was addressed at a special meeting of shareholders held on July 16, 2002, **indicates that the proposal was addressed at a subsequent adjourned special meeting held on July 19, 2002, ***indicates that the proposal was addressed at a subsequent adjourned special meeting held on July 31, 2002, ****indicates that the proposal was addressed at a subsequent adjourned special meeting held on August 30, 2002 and *****indicates that the proposal was addressed at the subsequent adjourned special meeting held on September 4, 2002.

Proposal to elect the following individuals as directors: Winifred E. Coleman, Dr. Robert M. Gavin, Duane E. Hill, William A. O'Neill, Phillip O. Peterson, Millard H. Pryor, Jr., John K. Springer, Lowndes A. Smith and David M. Znamierowski

                                                                THE HARTFORD MUTUAL       THE HARTFORD MUTUAL
                                                                   FUNDS, INC.***           FUNDS II, INC.**
                                                              ------------------------   ----------------------
                                                                  FOR        WITHHELD       FOR       WITHHELD
DIRECTOR                                                      -----------   ----------   ----------   ---------
--------
Winifred E. Coleman.........................................  603,102,451   20,336,086   54,364,152   2,374,274
Dr. Robert M. Gavin.........................................  603,364,084   20,074,453   54,397,441   2,340,985
Duane E. Hill...............................................  603,356,762   20,081,775   54,396,579   2,341,847
William A. O'Neill..........................................  602,699,238   20,739,298   54,176,369   2,562,057
Phillip O. Peterson.........................................  603,380,417   20,058,119   54,391,545   2,346,882
Millard H. Pryor, Jr........................................  603,223,389   20,215,148   54,399,978   2,338,448
Lowndes A. Smith............................................  603,506,622   19,931,914   54,413,074   2,325,352
John K. Springer............................................  602,942,379   20,496,157   54,298,556   2,439,870
David M. Znamierowski.......................................  603,264,035   20,174,501   54,403,046   2,335,380

Proposal to revise the fundamental policy regarding the issuance of senior securities:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   69,135,849   2,503,722    4,451,545     18,527,213
Bond Income Strategy Fund****...............................   12,813,269     387,136      788,171      2,195,071
Dividend and Growth Fund***.................................   25,827,435     887,130    1,473,427      9,628,025
Focus Fund****..............................................    5,806,406     255,251      340,877      2,095,024
Global Communications Fund***...............................      915,969       2,430        3,422        349,734
Global Financial Services Fund***...........................    1,023,170       6,376       16,997        507,093
Global Leaders Fund****.....................................   14,002,204     667,793      844,130      5,217,510
High Yield Fund****.........................................   10,218,417     324,008      622,264      3,629,038
International Capital Appreciation Fund***..................      370,956       2,530        3,488         96,869
International Opportunities Fund****........................    5,152,685     170,328      222,105      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,660,146   1,030,976    1,464,031      9,223,575
MidCap Value Fund*****......................................    5,244,938     194,734      418,081      1,545,283
Money Market Fund***........................................  133,427,136   5,252,927    9,262,568     45,619,746
Small Company Fund ****.....................................    7,211,614     330,221      371,983      2,352,161
Value Fund****..............................................    2,033,502      56,874      182,295        612,768

--------------------------------------------------------------------------------

Proposal to revise the fundamental policy regarding the borrowing of money:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   68,783,407   2,913,985    4,393,723     18,527,213
Bond Income Strategy Fund****...............................   12,758,259     446,100      784,217      2,195,071
Dividend and Growth Fund***.................................   25,689,108     979,940    1,518,943      9,628,025
Focus Fund****..............................................    5,780,221     278,622      343,691      2,095,024
Global Communications Fund***...............................      917,069       1,286        3,466        349,734
Global Financial Services Fund***...........................    1,019,317       8,784       18,442        507,093
Global Leaders Fund****.....................................   13,962,510     712,163      839,454      5,217,510
High Yield Fund****.........................................   10,157,816     408,518      598,355      3,629,038
International Capital Appreciation Fund***..................      370,933       2,553        3,488         96,869
International Opportunities Fund****........................    5,139,302     196,507      209,308      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,571,664   1,139,532    1,443,957      9,223,575
MidCap Value Fund*****......................................    5,208,326     254,321      395,105      1,545,283
Money Market Fund***........................................  132,222,016   6,530,299    9,190,315     45,619,746
Small Company Fund****......................................    7,203,008     347,960      362,851      2,352,161
Value Fund****..............................................    2,018,836      66,166      187,669        612,768

Proposal to revise fundamental policies regarding the borrowing of money, issuing of senior securities and purchasing securities on margin:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Growth Fund**...............................................   12,644,779     727,179      948,905      1,867,758
Growth Opportunities Fund****...............................   14,190,219   1,157,130    1,133,051      1,993,839
Tax-Free Minnesota Fund*....................................    1,655,179     148,093       99,989        365,010
Tax-Free National Fund*.....................................    2,126,604     169,024      109,718        399,210
U.S. Government Securities Fund**...........................   10,840,172     604,582      799,726      1,489,878
Value Opportunities Fund****................................    1,733,093      66,912      129,398        282,760

Proposal to revise the fundamental policy restricting the investment of more than 25% of a fund's assets in a single industry:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   69,442,687   2,354,403    4,294,025     18,527,213
Bond Income Strategy Fund****...............................   12,817,706     406,759      764,111      2,195,071
Dividend and Growth Fund***.................................   25,926,020     784,606    1,477,366      9,628,025
Focus Fund****..............................................    5,822,504     246,410      333,619      2,095,024
Global Leaders Fund****.....................................   14,048,493     647,124      818,510      5,217,510
Growth Fund**...............................................   12,914,096     483,778      922,989      1,867,758
Growth Opportunities Fund****...............................   14,700,590     746,524    1,033,285      1,993,839
High Yield Fund****.........................................   10,260,992     297,974      605,723      3,629,038
International Capital Appreciation Fund***..................      370,956       2,530        3,488         96,869
International Opportunities Fund****........................    5,163,232     160,850      221,036      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,767,136     962,326    1,425,690      9,223,575
MidCap Value Fund*****......................................    5,246,105     183,167      428,482      1,545,283
Money Market Fund***........................................  133,484,587   5,306,504    9,151,539     45,619,746
Small Company Fund****......................................    7,253,059     307,335      353,426      2,352,161
Tax-Free Minnesota Fund*....................................    1,707,901      98,339       97,020        365,010

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Tax-Free National Fund*.....................................    2,179,524     122,640      103,184        399,210
U.S. Government Securities Fund**...........................   11,109,708     314,708      820,064      1,489,878
Value Fund****..............................................    2,031,250      48,107      193,315        612,768
Value Opportunities Fund****................................    1,760,860      42,478      126,065        282,760

Proposal concerning fundamental policy regarding investments in specific industries for the sector funds:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Global Communications Fund***...............................      917,817         559        3,446        349,734
Global Financial Services Fund***...........................    1,021,801       7,288       17,454        507,093

Proposal to revise the fundamental policy regarding the making of loans:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   68,938,842   2,796,316    4,355,957     18,527,213
Bond Income Strategy Fund****...............................   12,829,260     409,108      750,208      2,195,071
Dividend and Growth Fund***.................................   25,773,928     921,434    1,492,629      9,628,025
Focus Fund****..............................................    5,784,740     276,677      341,117      2,095,024
Global Communications Fund***...............................      916,508       1,867        3,446        349,734
Global Financial Services Fund***...........................    1,020,784       8,329       17,430        507,093
Global Leaders Fund****.....................................   13,951,927     732,688      829,512      5,217,510
Growth Fund**...............................................   12,619,363     754,644      946,856      1,867,548
Growth Opportunities Fund****...............................   14,150,360   1,213,337    1,116,703      1,993,839
High Yield Fund****.........................................   10,178,243     365,277      621,169      3,629,038
International Capital Appreciation Fund***..................      370,933       2,553        3,488         96,869
International Opportunities Fund****........................    5,137,927     183,185      224,006      1,547,477
International Small Company Fund***.........................      307,158         887            0         84,937
MidCap Fund*****............................................   24,636,851   1,094,429    1,423,872      9,223,575
MidCap Value Fund*****......................................    5,204,928     238,238      414,587      1,545,283
Money Market Fund***........................................  132,261,438   6,492,104    9,189,090     45,619,746
Small Company Fund****......................................    7,221,540     337,463      354,816      2,352,161
Tax-Free Minnesota Fund*....................................    1,635,768     163,182      104,311        365,010
Tax-Free National Fund*.....................................    2,131,481     167,993      105,872        399,210
U.S. Government Securities Fund**...........................   10,850,716     567,677      826,087      1,489,878
Value Fund****..............................................    2,115,120      57,526      100,025        612,768
Value Opportunities Fund****................................    1,725,251      76,169      127,984        282,760

Proposal to revise the fundamental policy regarding the underwriting of securities:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   69,085,780   2,499,209    4,506,127     18,527,213
Bond Income Strategy Fund****...............................   12,836,776     394,109      757,691      2,195,071
Dividend and Growth Fund***.................................   25,889,460     802,119    1,496,412      9,628,025
Focus Fund****..............................................    5,823,086     256,250      323,198      2,095,024
Global Communications Fund***...............................      914,430       3,483        3,908        349,734
Global Financial Services Fund***...........................    1,020,826       9,235       16,482        507,093
Global Leaders Fund****.....................................   14,004,851     659,211      850,065      5,217,510
High Yield Fund****.........................................   10,190,698     328,807      645,185      3,629,038
International Capital Appreciation Fund***..................      371,920       1,566        3,488         96,869

--------------------------------------------------------------------------------

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
International Opportunities Fund****........................    5,153,736     168,041      223,342      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,720,180     966,245    1,468,727      9,223,575
MidCap Value Fund*****......................................    5,255,115     194,521      408,117      1,545,283
Money Market Fund***........................................  133,161,403   5,575,608    9,205,619     45,619,746
Small Company Fund****......................................    7,247,327     315,488      351,005      2,352,161
Value Fund****..............................................    2,030,848      60,124      181,699        612,768

Proposal to revise the fundamental policy regarding investments in real estate and interests therein:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   69,394,635   2,347,024    4,349,456     18,527,213
Bond Income Strategy Fund****...............................   12,860,440     389,182      738,954      2,195,071
Dividend and Growth Fund***.................................   25,937,334     797,007    1,453,650      9,628,025
Focus Fund****..............................................    5,812,951     261,560      328,022      2,095,024
Global Communications Fund***...............................      910,461       3,342        8,018        349,734
Global Financial Services Fund***...........................    1,023,368       7,209       15,966        507,093
Global Leaders Fund****.....................................   14,055,645     638,583      819,900      5,217,510
Growth Fund**...............................................   12,890,704     511,620      918,539      1,867,758
Growth Opportunities Fund****...............................   14,650,181     760,161    1,070,057      1,993,839
High Yield Fund****.........................................   10,191,540     346,617      626,533      3,629,038
International Capital Appreciation Fund***..................      371,920       1,566        3,488         96,869
International Opportunities Fund****........................    5,179,251     150,386      215,482      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,749,052     953,818    1,452,283      9,223,575
MidCap Value Fund*****......................................    5,256,623     187,321      413,810      1,545,283
Money Market Fund***........................................  133,379,636   5,486,332    9,076,664     45,619,746
Small Company Fund ****.....................................    7,248,386     315,845      349,588      2,352,161
Tax-Free Minnesota Fund*....................................    1,697,751      96,360      109,150        365,010
Tax-Free National Fund*.....................................    2,170,278     117,872      117,197        399,210
U.S. Government Securities Fund**...........................   11,096,691     352,948      794,842      1,489,878
Value Fund****..............................................    2,036,626      45,633      190,412        612,768
Value Opportunities Fund****................................    1,759,676      44,572      125,156        282,760

Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   68,850,943   2,772,397    4,467,775     18,527,213
Bond Income Strategy Fund****...............................   12,767,325     434,650      786,601      2,195,071
Dividend and Growth Fund***.................................   25,721,805     966,286    1,499,900      9,628,025
Focus Fund****..............................................    5,777,368     294,298      330,867      2,095,024
Global Communications Fund***...............................      909,854       3,969        7,998        349,734
Global Financial Services Fund***...........................    1,019,958       9,095       17,491        507,093
Global Leaders Fund****.....................................   13,969,546     700,374      844,208      5,217,510
Growth Fund**...............................................   12,729,314     648,203      943,347      1,867,758
Growth Opportunities Fund****...............................   14,461,979     956,679    1,061,742      1,993,839
High Yield Fund****.........................................   10,174,677     366,614      623,399      3,629,038
International Capital Appreciation Fund***..................      371,837       1,649        3,488         96,869

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
International Opportunities Fund****........................    5,126,664     194,614      223,840      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,559,196   1,134,482    1,461,474      9,223,575
MidCap Value Fund*****......................................    5,219,400     225,827      412,526      1,545,283
Money Market Fund***........................................  132,643,961   5,993,773    9,304,897     45,619,746
Small Company Fund****......................................    7,181,728     376,670      355,421      2,352,161
Tax-Free Minnesota Fund*....................................    1,696,034     113,457       93,770        365,010
Tax-Free National Fund*.....................................    2,137,634     161,508      106,205        399,210
U.S. Government Securities Fund**...........................   10,924,174     511,741      888,565      1,489,878
Value Fund****..............................................    2,022,312      56,283      194,076        612,768
Value Opportunities Fund****................................    1,743,780      54,190      131,433        282,760

Proposal to eliminate the fundamental policy regarding diversification (the diversified or non-diversified status of each fund has not changed):

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Advisers Fund****...........................................   68,349,153   3,189,953    4,552,010     18,527,213
Bond Income Strategy Fund****...............................   11,179,772   2,004,548      804,256      2,195,071
Dividend and Growth Fund***.................................   25,589,295   1,067,336    1,531,361      9,628,025
Global Leaders Fund****.....................................   13,904,427     760,660      849,040      5,217,510
High Yield Fund****.........................................   10,092,686     417,225      654,778      3,629,038
International Capital Appreciation Fund***..................      370,850       2,636        3,488         96,869
International Opportunities Fund****........................    4,854,452     462,504      228,162      1,547,477
International Small Company Fund***.........................      308,013          32            0         84,937
MidCap Fund*****............................................   24,449,700   1,227,148    1,478,305      9,223,575
MidCap Value Fund*****......................................    5,197,765     243,238      416,751      1,545,283
Money Market Fund***........................................  132,213,124   6,192,768    9,536,738     45,619,746
Small Company Fund****......................................    6,953,902     602,775      357,142      2,352,161
Value Fund****..............................................    2,018,802      60,678      193,191        612,768

Proposal to eliminate the fundamental policy regarding the mortgage of assets:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,888,727     528,027      827,726      1,489,878

Proposal to eliminate the fundamental policy regarding the participation in joint securities trading accounts:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,973,109     436,637      834,734      1,489,878

Proposal to eliminate the fundamental policy regarding certain purchases from, and sales to, officers, directors and employees of a fund:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,770,344     622,551      851,584      1,489,878

Proposal to eliminate the fundamental policy regarding short sales:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,830,345     583,988      830,147      1,489,878

--------------------------------------------------------------------------------

Proposal to eliminate the fundamental policy reading the purchase of securities of issuers where officers or directors own certain beneficial amounts:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,868,653     595,860      779,967      1,489,878

Proposal to eliminate the fundamental policy regarding investments in puts and calls:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,886,427     596,268      761,786      1,489,878

Proposal to eliminate the fundamental policy regarding investments in repurchase agreements:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
U.S. Government Securities Fund**...........................   10,969,104     476,139      799,237      1,489,878

Proposal to eliminate the fundamental policy regarding investment grade municipal securities:

                                                                  FOR        AGAINST     ABSTAIN     BROKER NON-VOTE
FUND                                                          -----------   ---------   ----------   ---------------
----
Tax-Free Minnesota Fund.*...................................    1,656,546     138,345      108,369        365,010
Tax-Free National Fund*.....................................    2,092,160     199,785      113,403        399,210

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

     1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

     2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

     3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

     4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

     5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

     PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

     6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

     7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

     We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

     8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.